JANUARY 31, 1998


EQUITY FUNDS

CLASS A AND CLASS B SHARES



Balanced Fund                       Emerging Growth Fund

Real Estate Securities Fund         Small Cap Value Fund

Equity Income Fund                  Micro Cap Value Fund

Equity Index Fund                   International Index Fund

Stock Fund                          International Fund

Diversified Growth Fund             Health Sciences Fund

Special Equity Fund                 Technology Fund

Regional Equity Fund




FIRST AMERICAN
        INVESTMENT FUNDS, INC.

PROSPECTUS




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(SM)

TABLE OF CONTENTS

Summary                                            2

Fees and Expenses                                  6

Financial Highlights                              12

The Funds                                         22

Investment Objectives and Policies                22

Management                                        37

Distributor                                       42

Investing in the Funds                            43

Redeeming Shares                                  50

Determining the Price of Shares                   52

Federal Income Taxes                              53

Fund Shares                                       54

Calculation of Performance Data                   55


Performance Information for Successors to
Common Trust Funds                                56


Special Investment Methods                        56


Information Concerning Compensation
 Paid to U.S. Bank National Association,
 First Trust National Association and
 Other Affiliates                                 65

FIRST AMERICAN INVESTMENT FUNDS, INC.

CLASS A AND CLASS B SHARES
PROSPECTUS

The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A and Class B Shares of the following funds (the "Funds"):

*  BALANCED FUND

*  REAL ESTATE SECURITIES FUND

*  EQUITY INCOME FUND

*  EQUITY INDEX FUND

*  STOCK FUND

*  DIVERSIFIED GROWTH FUND

*  SPECIAL EQUITY FUND

*  REGIONAL EQUITY FUND

*  EMERGING GROWTH FUND

*  SMALL CAP VALUE FUND

*  MICRO CAP VALUE FUND

*  INTERNATIONAL INDEX FUND

*  INTERNATIONAL FUND

*  HEALTH SCIENCES FUND

*  TECHNOLOGY FUND

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated January 31, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is January 31, 1998.

SUMMARY

First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A and Class B Shares of the following funds (the "Funds"):

BALANCED FUND has an objective of maximizing total return (capital appreciation plus income). The Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities, with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the value of the convertible securities attributable to their fixed income characteristics) and between 0% and 25% money market instruments.

REAL ESTATE SECURITIES FUND has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies. Under normal market conditions, the Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"), with an expected emphasis on equity REITs.

EQUITY INCOME FUND has an objective of long-term growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of issuers believed by the Fund's adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

EQUITY INDEX FUND has an objective of providing investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Fund's adviser believes that its objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.

STOCK FUND has a primary objective of capital appreciation and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

DIVERSIFIED GROWTH FUND has a primary objective of long-term growth of capital and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of a diverse group of companies that, in the Fund's adviser's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.

SPECIAL EQUITY FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies (those with market capitalizations from $1 billion to $5 billion at the time of purchase). The Fund's policy is to invest in equity securities which the Fund's adviser believes offer the potential for greater than average capital appreciation. In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

REGIONAL EQUITY FUND has an objective of capital appreciation. The Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. The Fund invests in the securities of rapidly growing companies within this size category and geographic area. In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

EMERGING GROWTH FUND has an objective of growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) that exhibit, in the Fund's adviser's opinion, outstanding potential for superior growth. Companies that participate in sectors that are identified by the adviser as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings.

SMALL CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase). In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

MICRO CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of very small-capitalization companies (those with market capitalizations of less than $500 million at the time of purchase). In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

INTERNATIONAL INDEX FUND has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The Fund's adviser believes that its objective can be best achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund.

INTERNATIONAL FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

HEALTH SCIENCES FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's adviser considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine.

TECHNOLOGY FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's adviser believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

INVESTMENT ADVISER AND SUB-ADVISER. U.S. Bank National Association (the "Adviser" or "U.S. Bank") serves as investment adviser to each of the Funds through its First American Asset Management group. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") serves as sub-adviser to International Fund. See "Management."

DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

OFFERING PRICES. Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 4.50%. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00% except in the case of Equity Index Fund and International Index Fund. Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds -- Alternative Sales Charge Options."

Class B Shares of the Funds are sold at net asset value without an initial sales charge. Class B Shares of each Fund are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate totaling 1.00% of the average daily net assets of that class. If Class B Shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge declining from 5.00% in the first year to zero after six years. Class B Shares automatically convert into Class A Shares approximately eight years after purchase. See "Investing in the Funds -- Alternative Sales Charge Options."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."

EXCHANGES. Shares of any Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."


REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent or by an authorized financial institution, less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."


RISKS TO CONSIDER. Each of the Funds is subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities.

Because each of the Funds other than Equity Index Fund and International Index Fund is actively managed to a greater or lesser degree, their performance will reflect in part the ability of the Adviser or Sub-Adviser to select securities which are suited to achieving their investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.

In addition, (i) certain of the Funds are subject to risks associated with investing in small-capitalization companies; (ii) Micro Cap Value Fund is subject to risks associated with investing in very small-capitalization companies; (iii) Regional Equity Fund is subject to risks associated with concentrating its investments in a single geographic region; (iv) Real Estate Securities Fund, Health Sciences Fund and Technology Fund are subject to risks associated with concentrating their investments in a single or related economic sectors; (v) Real Estate Securities Fund is subject to risks associated with direct investments in REITs;
(vi) International Index Fund and International Fund are subject to risks associated with investing in foreign securities and to currency risk; (vii) Equity Income Fund may invest a significant portion of its assets in less than investment grade convertible debt obligations; (viii) certain Funds other than International Index Fund and International Fund may invest specified portions of their assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depository Receipts or, in the case of Balanced Fund, are debt obligations of foreign issuers denominated in United States dollars; and (ix) certain Funds may invest (but not for speculative purposes) in stock index futures contracts, options on stock indices, options on stock index futures, index participation contracts based on the S&P 500 or the EAFE Index, and/or exchange traded put and call options on interest rate futures contracts and on interest rates indices. See "Investment Objectives and Policies" and "Special Investment Methods."

SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.





FEES AND EXPENSES

CLASS A SHARE FEES AND EXPENSES



                                                    REAL ESTATE
                                       BALANCED      SECURITIES
                                           FUND            FUND
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on
purchases (as a percentage of offering
price)(1)                                 4.50%           4.50%

Maximum sales load imposed on
reinvested dividends                      None            None

Deferred sales load                       None            None

Redemption fees                           None            None

Exchange fees                             None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fee (after voluntary
fee waivers)(2)                           0.62%           0.45%

Rule 12b-1 fees                           0.25%(3)        0.25%(3)

Other expenses                            0.18%           0.35%

Total fund operating expenses
(after voluntary fee waivers)(2)          1.05%           1.05%

EXAMPLE(4)

You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all Funds; (ii) a 5% annual return; and
(iii) redemption at the end of each time period:

 1 year                                   $ 55            $ 55

 3 years                                  $ 77            $ 77

 5 years                                  $100            $100

10 years                                  $167            $167



[WIDE TABLE CONTINUED FROM ABOVE]

                                         EQUITY          EQUITY                     DIVERSIFIED
                                         INCOME           INDEX           STOCK          GROWTH
                                           FUND            FUND            FUND            FUND
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on
purchases (as a percentage of offering
price)(1)                                 4.50%           4.50%           4.50%           4.50%

Maximum sales load imposed on
reinvested dividends                      None            None            None            None

Deferred sales load                       None            None            None            None

Redemption fees                           None            None            None            None

Exchange fees                             None            None            None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fee (after voluntary
fee waivers)(2)                           0.53%           0.17%           0.61%           0.61%

Rule 12b-1 fees                           0.25%(3)        0.25%(3)        0.25%(3)        0.25%(3)

Other expenses                            0.22%           0.18%           0.19%           0.19%

Total fund operating expenses
(after voluntary fee waivers)(2)          1.00%           0.60%           1.05%           1.05%

EXAMPLE(4)

You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all Funds; (ii) a 5% annual return; and
(iii) redemption at the end of each time period:

 1 year                                   $ 55            $ 51            $ 55            $ 55

 3 years                                  $ 75            $ 63            $ 77            $ 77

 5 years                                  $ 98            $ 77            $100            $100

10 years                                  $162            $117            $167            $167


+ The advisory fees, other expenses and total fund operating expenses set forth above reflect estimates of current expenses.

(1) The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitations, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. In addition, a contingent deferred sales charge of up to 1.00% may be imposed on such purchases in the event of redemption within 24 months following the date of the applicable purchase except in the case of Equity Index Fund and International Index Fund. See "Investing in the Funds -- Alternative Sales Charge Options."

(2) The Adviser intends to waive a portion of its fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. The Adviser intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. Notwithstanding the foregoing, the Adviser will maintain such waivers of Stock Fund, Equity Index Fund, Small Cap Value Fund and International Index Fund in effect through September 30, 1998. For Special Equity Fund and International Fund, the Adviser has agreed to waive advisory fees on a voluntary basis to the extent necessary to keep the total fund operating expenses for the current fiscal year from exceeding 1.15% and 2.00%, respectively. Absent any fee waivers, investment advisory fees as an annualized percentage of average daily net assets would be 0.70% for each Fund except International Fund, as to which they would be 1.25%; and total fund operating expenses calculated on such basis would be 1.13% for Balanced

 SPECIAL             REGIONAL        EMERGING       SMALL CAP
  EQUITY               EQUITY          GROWTH           VALUE
    FUND                 FUND            FUND            FUND



    4.50%                4.50%           4.50%           4.50%

    None                 None            None            None
    None                 None            None            None
    None                 None            None            None
    None                 None            None            None

    0.70%                0.70%           0.69%           0.70% +
    0.25%(3)             0.25%(3)        0.25%(3)        0.25%(3)
    0.19%                0.20%           0.21%           0.20% +

    1.14%                1.15%           1.15%           1.15% +


    $ 56                 $ 56            $ 56            $ 56
    $ 80                 $ 80            $ 80            $ 80
    $105                 $105            $105            $105
    $177                 $178            $178            $178

[WIDE TABLE CONTINUED FROM ABOVE]


     MICRO CAP   INTERNATIONAL                          HEALTH
         VALUE           INDEX   INTERNATIONAL        SCIENCES      TECHNOLOGY
          FUND            FUND            FUND            FUND            FUND

          4.50%           4.50%           4.50%           4.50%           4.50%

          None            None            None            None            None
          None            None            None            None            None
          None            None            None            None            None
          None            None            None            None            None


          0.53%           0.46% +         1.25%           0.56%           0.68%
          0.25%(3)        0.25%(3)        0.25%(3)        0.25%(3)        0.25%(3)
          0.37%           0.29% +         0.42%           0.34%           0.22%

          1.15%           1.00% +         1.92%           1.15%           1.15%



          $ 56            $ 55            $ 64            $ 56            $ 56
          $ 80            $ 75            $103            $ 80            $ 80
          $105            $ 98            $144            $105            $105
          $178            $162            $259            $178            $178

     Fund, 1.30% for Real Estate Securities Fund, 1.17% for Equity Income Fund, 1.13% for Equity Index Fund, 1.14% for Stock Fund, 1.14% for Diversified Growth Fund, 1.15% for Special Equity Fund, 1.15% for Regional Equity Fund, 1.16% for Emerging Growth Fund, 1.15% for Small Cap Value Fund, 1.32% for Micro Cap Value Fund, 1.24% for International Index Fund, 1.92% for International Fund, 1.29% for Health Sciences Fund and 1.17% for Technology Fund. "Other expenses" includes an administration fee and, for Small Cap Value Fund and International Index Fund, is based on estimated amounts for the current fiscal year.

(3) Of this amount, 0.25% is designated as a shareholder servicing fee and none as a distribution fee.

(4) Absent the fee waivers referred to in (2) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Balanced Fund $56, $79, $104 and $176; Real Estate Securities Fund, $58, $84, $113 and $195; Equity Income Fund, $56, $80, $106 and $181; Equity Index Fund, $56, $79, $104 and $176; Stock Fund, $56, $80, $105 and $177; Diversified Growth Fund, $56, $80, $105 and $177; Special Equity Fund, $56, $80, $105 and $177; Regional Equity Fund, $56, $80, $105 and $177; Emerging Growth Fund, $56, $80, $106 and $180; Small Cap Value Fund, $56, $80, $105 and $177; Micro Cap Value Fund, $58, $85, $114 and $197; International Index Fund, $57, $83, $110 and $188; International Fund, $64, $103, $144 and $259; Health Sciences Fund, $58, $84, $113 and $194; and Technology Fund, $56, $80, $106 and $181.

CLASS B SHARE FEES AND EXPENSES


                                                           REAL ESTATE
                                              BALANCED      SECURITIES
                                                  FUND            FUND
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on
purchases (as a percentage of offering
price)                                            None            None

Maximum sales load imposed on
reinvested dividends                              None            None

Maximum contingent deferred sales
charge (as a percentage of original
purchase price or redemption proceeds, as
applicable)                                       5.00%           5.00%

Redemption fees                                   None            None

Exchange fees                                     None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fees (after voluntary
fee waivers)(1)                                   0.62%           0.45%

Rule 12b-1 fees                                   1.00%(2)        1.00%(2)

Other expenses                                    0.18%           0.35%

Total fund operating expenses
(after voluntary fee waivers)(3)                  1.80%           1.80%

EXAMPLE:

ASSUMING REDEMPTION(3)

You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return; (ii) redemption at the end of each time period; and (iii) payment of the maximum applicable contingent deferred sales charge of 5% in year 1, 4% in year 3, 2% in year 5, and automatic conversion to Class A Shares at the end of year 8:

 1 year                                           $ 68            $ 68

 3 years                                          $ 97            $ 97

 5 years                                          $117            $117

10 years                                          $192            $192

ASSUMING NO REDEMPTION(4)

You would pay the following expenses on the same investment, assuming no redemption:

 1 year                                            $18            $ 18

 3 years                                           $57            $ 57

 5 years                                           $97            $ 97

10 years                                          $192            $192


[WIDE TABLE CONTINUED FROM ABOVE]

                                                EQUITY          EQUITY                     DIVERSIFIED
                                                INCOME           INDEX           STOCK          GROWTH
                                                  FUND            FUND            FUND            FUND

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on
purchases (as a percentage of offering
price)                                            None            None            None            None

Maximum sales load imposed on
reinvested dividends                              None            None            None            None

Maximum contingent deferred sales
charge (as a percentage of original
purchase price or redemption proceeds, as
applicable)                                       5.00%           5.00%           5.00%           5.00%

Redemption fees                                   None            None            None            None

Exchange fees                                     None            None            None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fees (after voluntary
fee waivers)(1)                                   0.53%           0.17%           0.61%           0.61%

Rule 12b-1 fees                                   1.00%(2)        1.00%(2)        1.00%(2)        1.00%(2)

Other expenses                                    0.22%           0.18%           0.19%           0.19%

Total fund operating expenses
(after voluntary fee waivers)(3)                  1.75%           1.35%           1.80%           1.80%

EXAMPLE:

ASSUMING REDEMPTION(3)

You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return; (ii) redemption at the end of each time period; and (iii) payment of the maximum applicable contingent deferred sales charge of 5% in year 1, 4% in year 3, 2% in year 5, and automatic conversion to Class A shares at the end of year 8:

 1 year                                       $     68        $     64        $     68        $     68

 3 years                                      $     95        $     83        $     97        $     97

 5 years                                      $    115        $     94        $    117        $    117

10 years                                      $    186        $    142        $    192        $    192

ASSUMING NO REDEMPTION(4)

You would pay the following expenses on the same investment, assuming no redemption:

 1 year                                       $     18        $     14        $     18        $     18

 3 years                                      $     55        $     43        $     57        $     57

 5 years                                      $     95        $     74        $     97        $     97

10 years                                      $    186        $    142        $    192        $    192


+ The advisory fees, other expenses and total fund operating expenses set forth above reflect estimates of current expenses.

(1) The Adviser intends to waive a portion of its fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. The Adviser intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. For Special Equity and International Fund, the Adviser has agreed to waive advisory fees on a voluntary basis to the extent necessary to keep the total fund operating expenses for the current fiscal year from exceeding 1.90% and 2.75%, respectively. Absent any fee waivers, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70% for each Fund except International Fund, as to which they would be 1.25%; and total fund operating expenses calculated on such basis would be 1.88% for Balanced Fund, 2.00% for Real Estate Securities Fund, 1.92% for Equity Income Fund, 1.88% for Equity Index Fund, 1.89% for Stock Fund, 1.89% for Diversified Growth Fund, 1.90% for Special Equity Fund, 1.90% for Regional Equity Fund, 1.91% for Emerging Growth Fund, 1.90% for Small Cap Value Fund, 2.07% for Micro Cap Value Fund, 1.99% for International Index Fund, 2.67% for International Fund, 2.04% for Health Sciences Fund and 1.92% for Technology Fund. "Other expenses" includes an administration fee and, for Small Cap Value Fund and International Index Fund, is based on estimated amounts for the current fiscal year.


   SPECIAL            REGIONAL        EMERGING       SMALL CAP
    EQUITY              EQUITY          GROWTH           VALUE
      FUND                FUND            FUND            FUND

      None                None            None            None
      None                None            None            None
      5.00%               5.00%           5.00%           5.00%
      None                None            None            None
      None                None            None            None

      0.70%               0.70%           0.69%           0.70% +
      1.00%(2)            1.00%(2)        1.00%(2)        1.00%(2)
      0.20%               0.20%           0.21%           0.20% +
      1.90%               1.90%           1.90%           1.90% +

      $ 69                $ 69            $ 69            $ 69
      $100                $100            $100            $100
      $123                $123            $123            $123
      $202                $203            $203            $203
      $ 19                $ 19            $ 19            $ 19
      $ 60                $ 60            $ 60            $ 60
      $103                $103            $103            $103
      $202                $203            $203            $203



[WIDE TABLE CONTINUED FROM ABOVE]



  MICRO CAP   INTERNATIONAL                          HEALTH
      VALUE           INDEX   INTERNATIONAL        SCIENCES      TECHNOLOGY
       FUND            FUND            FUND            FUND            FUND
       None            None            None            None            None
       None            None            None            None            None
       5.00%           5.00%           5.00%           5.00%           5.00%
       None            None            None            None            None
       None            None            None            None            None

       0.53%           0.46% +         1.25%           0.56%           0.68%
       1.00%(2)        1.00%(2)        1.00%(2)        1.00%(2)        1.00%(2)
       0.37%           0.29% +         0.42%           0.34%           0.22%
       1.90%           1.75% +         2.67%           1.90%           1.90%

       $ 69            $ 68            $ 77            $ 69            $ 69
       $100            $ 95            $123            $100            $100
       $123            $115            $161            $123            $123
       $203            $186            $282            $203            $203
       $ 19            $ 18            $ 27            $ 19            $ 19
       $ 60            $ 55            $ 83            $ 60            $ 60
       $103            $ 95            $141            $103            $103
       $203            $186            $282            $203            $203


(2) Of this amount, 0.25% is designated as a shareholder servicing fee and 0.75% as a distribution fee.

(3) Absent the fee waivers referred to in (1) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Balanced Fund, $69, $99, $122 and $201; Real Estate Securities Fund, $70, $103, $128 and $213; Equity Income Fund, $69, $100, $124 and $205; Equity Index Fund, $69, $99, $122 and $201; Stock Fund, $69, $99, $122 and $202; Diversified Growth Fund, $69, $99, $122 and $202; Special Equity Fund, $69, $100, $123 and
     $203; Regional Equity Fund, $69, $100, $123 and $203; Emerging Growth Fund, $69, $100, $123 and $204; Small Cap Value Fund, $69, $100, $123 and $203;
     Micro Cap Value Fund, $71, $105, $131 and $221; International Index Fund, $70, $102, $127 and $212; International Fund, $77, $123, $161 and $282;
     Health Sciences Fund, $71, $104, $130 and $218; and Technology Fund, $69, $100, $124 and $205.

(4) Absent the fee waivers referred to in (1) above (assuming no redemption), the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows:
     Balanced Fund, $19, $59, $102 and $202; Real Estate Securities Fund, $21, $64, $110 and $219; Equity Income Fund, $19, $60, $104 and $205; Equity
     Index Fund, $19, $59, $102 and $202; Stock Fund, $19, $59, $102 and $202;
     Diversified Growth Fund, $19, $60, $103 and $203; Special Equity Fund, $19, $60, $103 and $203; Regional Equity Fund, $19, $59, $102 and $202; Emerging Growth Fund, $19, $60, $103 and $204; Small Cap Value Fund, $19, $60, $103
     and $203; Micro Cap Value Fund, $21, $65, $111 and $221; International Index Fund, $20, $62, $107 and $212; International Fund, $27, $83, $141 and $282; Health Sciences Fund, $21, $64, $110 and $218; and Technology Fund, $19, $60, $104 and $205.

FEES AND EXPENSES

INFORMATION CONCERNING FEES AND EXPENSES

The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS

The following audited financial highlights for each of the Funds should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual reports to shareholders dated September 30, 1997 and dated November 30, 1997 (for Small Cap Value Fund and International Index Fund).

Further information about the Funds' performance is contained in such FAIF annual reports which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

                 (This page has been left blank intentionally.)

For the periods ended September 30,

For a share outstanding throughout the period



                                                              REALIZED AND
                                                                UNREALIZED      DIVIDENDS
                                NET ASSET              NET        GAINS OR       FROM NET    DISTRIBUTIONS
                          VALUE BEGINNING       INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
                                OF PERIOD           INCOME     INVESTMENTS         INCOME    CAPITAL GAINS
BALANCED FUND Class A
 1997                            $  13.14          $  0.39         $  2.85        $ (0.39)        $ (0.58)
 1996                               12.12             0.39            1.43          (0.39)          (0.41)
 1995                               10.54             0.38            1.72          (0.37)          (0.15)
 1994                               10.73             0.34           (0.02)         (0.34)          (0.17)
 1993(1)                            10.00             0.28            0.75          (0.28)          (0.02)
Class B
 1997                            $  13.10          $  0.29         $  2.84        $ (0.29)        $ (0.58)
 1996                               12.09             0.31            1.42          (0.31)          (0.41)
 1995                               10.53             0.29            1.71          (0.29)          (0.15)
 1994(2)                            10.66             0.06           (0.12)         (0.07)             --
REAL ESTATE SECURITIES FUND Class A
 1997                            $  11.52          $  0.72         $  3.42        $ (0.65)        $ (0.03)
 1996                               10.38             0.52            1.30          (0.51)             --
 1995(3)                            10.37               --            0.01             --              --
Class B
 1997                            $  11.46          $  0.63         $  3.38        $ (0.57)        $ (0.03)
 1996                               10.37             0.44            1.27          (0.45)             --
 1995(3)                            10.37               --              --             --              --
EQUITY INCOME FUND Class A
 1997                            $  12.65          $  0.40         $  3.40        $ (0.41)        $ (0.35)
 1996                               11.24             0.39            1.42          (0.39)          (0.01)
 1995                                9.89             0.41            1.33          (0.39)             --
 1994(4)                             9.87             0.41              --          (0.39)             --
 1993(5)(6)                         10.00             0.57           (0.14)         (0.56)             --
Class B
 1997                            $  12.61          $  0.29         $  3.37        $ (0.30)        $ (0.35)
 1996                               11.20             0.31            1.42          (0.31)          (0.01)
 1995                                9.88             0.33            1.32          (0.33)             --
 1994(2)                             9.87             0.04            0.02          (0.05)             --
EQUITY INDEX FUND Class A
 1997                            $  15.49          $  0.12         $  5.70        $ (0.12)        $ (0.43)
 1996                               13.35             0.27            2.32          (0.27)          (0.18)
 1995                               10.68             0.25            2.76          (0.25)          (0.09)
 1994                               10.60             0.25            0.09          (0.25)          (0.01)
 1993(1)                            10.00             0.20            0.60          (0.20)             --
Class B
 1997                            $  15.43          $  0.12         $  5.67        $ (0.12)        $ (0.43)
 1996                               13.30             0.17            2.31          (0.17)          (0.18)
 1995                               10.66             0.23            2.68          (0.18)          (0.09)
 1994(2)                            10.68             0.01            0.04          (0.07)             --
STOCK FUND Class A
 1997                            $  22.59          $  0.33         $  7.90        $ (0.32)        $ (1.76)
 1996                               19.57             0.36            4.07          (0.36)          (1.05)
 1995                               16.51             0.33            3.64          (0.32)          (0.59)
 1994                               16.00             0.31            1.00          (0.30)          (0.50)
 1993                               14.04             0.22            1.99          (0.23)          (0.02)
 1992                               13.62             0.24            0.81          (0.29)          (0.34)
 1991(7)                            10.64             0.28            2.95          (0.22)          (0.03)
 1990(8)                            12.09             0.25           (1.17)         (0.25)          (0.28)
 1989(8)                            10.35             0.25            1.70          (0.20)          (0.01)
 1988(8)(9)                         10.03             0.27            0.35          (0.30)             --
Class B
 1997                            $  22.50          $  0.18         $  7.81        $ (0.18)        $ (1.76)
 1996                               19.49             0.22            4.06          (0.22)          (1.05)
 1995                               16.49             0.26            3.55          (0.22)          (0.59)
 1994(2)                            16.65             0.03           (0.10)         (0.09)             --


                                                                                                 RATIO OF
                                                                                RATIO OF NET  EXPENSES TO
                     NET ASSET                                       RATIO OF     INVESTMENT      AVERAGE
DISTRIBUTIONS            VALUE                    NET ASSETS      EXPENSES TO      INCOME TO   NET ASSETS  PORTFOLIO        AVERAGE
  FROM RETURN           END OF        TOTAL           END OF          AVERAGE        AVERAGE   (EXCLUDING   TURNOVER     COMMISSION
   OF CAPITAL           PERIOD      RETURN*     PERIOD (000)       NET ASSETS     NET ASSETS     WAIVERS)       RATE       RATE (A)

       $   --        $   15.41        25.80%        $ 32,309             1.05%          2.74%        1.13%        84%       $0.0700
           --            13.14        15.61           20,927             1.05           3.05         1.14         73         0.0619
           --            12.12        20.57           15,288             0.99           3.41         1.19         77             --
           --            10.54         3.02           13,734             0.77           2.63         1.24         98             --
           --            10.73        10.39+         111,225             0.75           3.31         1.29         77             --

       $   --        $   15.36        24.93%        $ 43,707             1.80%          1.99%        1.88%        84%       $0.0700
           --            13.10        14.78           15,542             1.80           2.32         1.89         73         0.0619
           --            12.09        19.58            3,120             1.79           2.60         1.94         77             --
           --            10.53        (0.55)+            270             1.75           2.80         2.05         98             --

       $(0.01)       $   14.97        36.77%        $  2,105             1.05%          4.46%        1.30%        14%       $0.0700
        (0.17)           11.52        18.17              226             1.05           4.36         1.76          8         0.0704
           --            10.38         0.00                1             1.05           0.00         2.59          0             --

       $(0.01)       $   14.86        35.77%        $  3,318             1.80%          3.61%        2.00%        14%       $0.0700
        (0.17)           11.46        17.00              263             1.80           4.29         2.51          8         0.0704
           --            10.37         0.00                1             1.80           0.00         3.34          0             --

       $   --        $   15.69        31.16%        $  7,276             1.00%          2.96%        1.17%        39%       $0.0571
           --            12.65        16.41            2,581             1.00           3.25         1.20         23         0.0700
           --            11.24        18.06            1,995             0.92           3.91         1.31         23             --
           --             9.89         4.22+           1,852             0.88           4.88         1.39        108             --
           --             9.87         4.44+          28,786             0.75           6.09         1.36         68             --

       $   --        $   15.62        30.06%        $  6,619             1.75%          2.19%        1.92%        39%       $0.0571
           --            12.61        15.66            3,770             1.75           2.49         1.95         23         0.0700
           --            11.20        17.10            1,233             1.75           3.05         2.06         23             --
           --             9.88         0.57+               1             1.75           4.39         2.14        108             --

       $   --        $   20.76        39.47%        $ 15,977             0.60%          1.36%        1.13%         8%       $0.0419
           --            15.49        19.75            6,221             0.60           1.87         1.15         10         0.0377
           --            13.35        28.90            2,140             0.57           2.16         1.20          9             --
           --            10.68         3.25              758             0.35           2.23         1.23         11             --
           --            10.60         8.02+         139,957             0.35           2.52         1.30          1             --

       $   --        $   20.67        38.45%        $ 23,733             1.35%          0.61%        1.88%         8%       $0.0419
           --            15.43        18.95            8,252             1.35           1.11         1.90         10         0.0377
           --            13.30        27.87            1,197             1.35           1.34         1.95          9             --
           --            10.66         0.48+              29             1.35           1.68         2.03         11             --

       $   --        $   28.74        38.82         $ 50,381             1.05%          1.14%        1.14%        57%       $0.0640
           --            22.59        23.90           22,965             1.05           1.64         1.13         40         0.0653
           --            19.57        25.26           13,076             1.00           1.89         1.19         52             --
           --            16.51         8.35            8,421             0.76           1.51         1.20         65             --
           --            16.00        15.82          134,186             0.75           1.94         1.28         48             --
           --            14.04         7.88            3,644             1.45           1.75         4.46         39             --
           --            13.62        30.49+           2,386             1.45           2.47         7.42         76             --
           --            10.64        (8.22)           1,161             1.45           2.24         9.47         41             --
           --            12.09        20.33              323             1.24           2.26        36.39         74             --
           --            10.35         6.40+             206             1.02           2.67        28.60         80             --

       $   --        $   28.55        37.71%        $ 53,420             1.80%          0.39%        1.89%        57%       $0.0640
           --            22.50        23.08           23,316             1.80           0.89         1.88         40         0.0653
           --            19.49        24.20            7,051             1.79           1.10         1.94         52             --
           --            16.49        (0.43)+            346             1.75           1.58         2.01         65             --


*    Total return excludes sales charges.

+ Returns, excluding sales charges, are for the period indicated and have not been annualized.

(A) Beginning in 1996, average commission rate paid per share is disclosed for all applicable security purchases and sales subject to commissions. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

(B) Represents a distribution or partial distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.

(1) Commenced operations on December 14, 1992. All ratios for the period have been annualized.

(2) Class B Shares have been offered since August 15, 1994. All ratios for the period have been annualized.

(3) Commenced operations on September 29, 1995. All ratios for the period have been annualized.

(4) On April 28, 1994 the Board of Directors approved a change in this Fund's fiscal year end from November 30 to September 30, effective September 30, 1994, and shareholders approved a change of investment adviser from Boulevard Bank National Association to U.S. Bank National Association. All ratios for the period have been annualized.

(5)  For the period ended November 30.

(6) Commenced operations on December 18, 1992. All ratios for the period have been annualized.

(7) On September 3, 1991, the Board of Directors of FAIF approved a change in FAIF's fiscal year end from October 31 to September 30, effective September 30, 1991. All ratios for the period have been annualized.

(8)  For the period ended October 31.

(9) Commenced operations on December 22, 1987. All ratios for the period have been annualized.

(10) Commenced operations on April 4, 1994. All ratios for the period have been annualized.

(11) The financial highlights for International Index Fund and Small Cap Value Fund as set forth herein include the historical financial highlights of the Qualivest International Opportunities Fund and the Qualivest Small Companies Value Fund, (Class A shares), respectively. The assets of the Qualivest International Opportunities Fund and the Qualivest Small Companies Value Fund were acquired by International Index Fund and Small Cap Value Fund, respectively, on November 21, 1997. In connection with such acquisition, Class A and Class C shares of the Qualivest International Opportunities Fund and the Qualivest Small Companies Value Fund were exchanged for Class A Shares of International Index Fund and Small Cap Value Fund, respectively.

(12) For the four month period ended November 30, 1997. All ratios for the period have been annualized.

(13) The board of directors of FAIF approved a change in the Fund's fiscal year end from July 31 to November 30, effective November 30, 1997.

(14) For the period ended July 31.

(15) Commenced operations on August 1, 1994. All ratios for the period have been annualized.

(16) Commenced operations on November 24, 1997. All ratios for the period have been annualized.

(17) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

(18) Commenced operations on July 3, 1995. All ratios for the period have been annualized.

(19) Class A Shares have been offered since April 7, 1994. All ratios for the period have been annualized.

(20) Commenced operations on January 31, 1996. All ratios for the period have been annualized.

                 (This page has been left blank intentionally.)

For the periods ended September 30,

For a share outstanding throughout the period


                                                            REALIZED AND
                                                              UNREALIZED      DIVIDENDS
                              NET ASSET              NET        GAINS OR       FROM NET    DISTRIBUTIONS
                        VALUE BEGINNING       INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
                              OF PERIOD           INCOME     INVESTMENTS         INCOME    CAPITAL GAINS
DIVERSIFIED GROWTH FUND Class A
 1997                          $  13.63          $  0.09         $  4.28        $ (0.10)        $ (0.27)
 1996                             11.75             0.15            1.88          (0.15)             --
 1995                              9.09             0.15            2.66          (0.15)             --
 1994(3)                           9.39             0.10           (0.29)         (0.11)             --
 1993(4)(5)                       10.00             0.11           (0.63)         (0.09)             --
Class B
 1997                          $  13.57          $  0.01         $  4.18        $ (0.02)        $ (0.27)
 1996                             11.73             0.08            1.84          (0.08)             --
 1995                              9.09             0.09            2.65          (0.10)             --
 1994(2)                           8.87             0.01            0.23          (0.02)             --
SPECIAL EQUITY FUND Class A
 1997                          $  20.41          $  0.11         $  6.98        $ (0.11)        $ (3.20)
 1996                             17.89             0.20            3.94          (0.20)          (1.42)
 1995                             17.30             0.35            1.60          (0.34)          (1.02)
 1994                             15.81             0.28            2.52          (0.28)          (1.03)
 1993                             13.61             0.23            2.32          (0.25)          (0.10)
 1992                             12.98             0.21            1.61          (0.27)          (0.92)
 1991(7)                          10.33             0.30            2.61          (0.26)             --
 1990(8)                          12.96             0.47           (2.03)         (0.46)          (0.61)
 1989(8)                          11.55             0.47            1.39          (0.41)          (0.04)
 1988(8)(9)                       10.03             0.34            1.57          (0.39)             --
Class B
 1997                          $  20.31          $  0.02         $  6.85        $ (0.02)        $ (3.20)
 1996                             17.83             0.09            3.91          (0.10)          (1.42)
 1995                             17.29             0.29            1.51          (0.24)          (1.02)
 1994(2)                          16.51             0.01            0.85          (0.08)             --
REGIONAL EQUITY FUND Class A
 1997                          $  17.71          $  0.03         $  6.14        $ (0.07)        $ (0.69)
 1996                             17.12             0.04            1.70          (0.04)          (1.11)
 1995                             12.52             0.08            4.90          (0.06)          (0.32)
 1994                             11.96             0.08            0.71          (0.07)          (0.16)
 1993(1)                          10.00             0.05            1.96          (0.05)             --
Class B
 1997                          $  17.47          $ (0.03)        $  5.97        $    --         $ (0.69)
 1996                             16.99            (0.04)           1.64          (0.01)          (1.11)
 1995                             12.50             0.04            4.80          (0.03)          (0.32)
 1994(2)                          12.19               --            0.33          (0.02)             --
EMERGING GROWTH FUND Class A
 1997                          $  14.77          $ (0.07)        $  3.51        $    --         $ (0.66)
 1996                             13.40            (0.06)           1.78             --           (0.35)
 1995                             10.57             0.01            2.99          (0.02)          (0.15)
 1994(10)                         10.00             0.01            0.57          (0.01)             --
Class B
 1997                          $  14.53          $ (0.16)        $  3.44        $    --         $ (0.66)
 1996                             13.29            (0.12)           1.71             --           (0.35)
 1995                             10.55            (0.03)           2.92             --           (0.15)
 1994(2)                           9.89            (0.01)           0.67             --              --
SMALL CAP VALUE FUND(11) Class A
 1997(12)(13)                  $  17.86          $ (0.03)        $  0.37        $    --         $    --
 1997(14)                         13.95             0.01            5.43          (0.01)          (1.52)
 1996(14)                         13.23             0.04            1.83          (0.04)          (1.11)
 1995(14)(15)                     10.00             0.09            3.29          (0.10)          (0.05)
Class B
 1997(16)                      $  18.36          $ (0.00)        $ (0.13)       $    --         $    --
MICRO CAP VALUE FUND Class A
 1997(17)                      $  10.00          $    --         $  0.96        $    --         $    --
Class B
 1997(17)                      $  10.00          $    --         $  0.95        $    --         $    --

                                                                                           RATIO OF
                                                                        RATIO OF NET    EXPENSES TO
                   NET ASSET                         NET     RATIO OF     INVESTMENT        AVERAGE
   DISTRIBUTIONS       VALUE                      ASSETS  EXPENSES TO  INCOME (LOSS)     NET ASSETS  PORTFOLIO         AVERAGE
     FROM RETURN      END OF       TOTAL          END OF      AVERAGE     TO AVERAGE     (EXCLUDING   TURNOVER      COMMISSION
      OF CAPITAL      PERIOD     RETURN*    PERIOD (000)   NET ASSETS     NET ASSETS       WAIVERS)       RATE        RATE (A)
        $    --     $  17.63       32.69%        $12,017         1.05%          0.57%          1.14%        34%     $  0.0633
             --        13.63       17.38           5,318         1.04           1.13           1.17         21         0.0593
             --        11.75       31.21           2,710         0.92           1.52           1.26         28             --
             --         9.09       (2.07)+         1,900         0.90           1.15           1.33        101             --
             --         9.39       (5.18)+        31,084         0.78           1.26           1.25          5             --

        $    --     $  17.47       31.42%        $ 9,487         1.80%         (0.18)%         1.89%        34%     $  0.0633
             --        13.57       16.41           5,775         1.79           0.36           1.92         21         0.0593
             --        11.73       30.29             819         1.75           0.58           2.01         28             --
             --         9.09        2.75+             12         1.75           1.20           2.08        101             --

        $    --     $  24.19       39.93%        $35,207         1.14%          0.58%          1.15%        82%     $  0.0691
             --        20.41       25.23          17,987         1.13           1.06           1.13        143         0.0673
             --        17.89       12.63          11,609         1.09           2.08           1.20         72             --
             --        17.30       18.70           7,333         0.81           1.88           1.23        116             --
             --        15.81       18.91          81,899         0.81           2.07           1.31        104             --
             --        13.61       15.17           3,586         1.50           1.61           4.18        146             --
             --        12.98       28.38+          3,423         1.50           2.60           5.13        116             --
             --        10.33      (13.24)          2,761         1.50           4.09           4.21        113             --
             --        12.96       17.41           2,000         1.38           4.07           8.68        102             --
             --        11.55       19.56+            578         1.20           4.02          15.60         51             --

        $    --     $  23.96       38.81%        $36,649         1.90%         (0.18)%         1.90%        82%     $  0.0691
             --        20.31       24.35          12,847         1.88           0.25           1.88        143         0.0673
             --        17.83       11.64           4,847         1.88           1.22           1.95         72             --
             --        17.29        5.22+            370         1.68           0.47           2.03        116             --

        $    --     $  23.12       36.13%        $37,677         1.15%          0.11%          1.15%        17%     $  0.0699
             --        17.71       10.97          25,325         1.13           0.24           1.15         36         0.0697
             --        17.12       41.17          14,917         1.05           0.58           1.20         42             --
             --        12.52        6.76           8,345         0.82           0.59           1.25         41             --
             --        11.96       20.17+         58,427         0.80           0.59           1.30         28             --

        $    --     $  22.72       35.18%        $39,683         1.90%         (0.65)%         1.90%        17%     $  0.0699
             --        17.47       10.14          27,671         1.88          (0.52)          1.90         36         0.0697
             --        16.99       39.98           7,630         1.84          (0.25)          1.95         42             --
             --        12.50        2.73+            185         1.80          (0.41)          2.05         41             --

        $    --     $  17.55       24.73%        $ 5,270         1.15%         (0.51)%         1.16%        54%     $  0.0681
             --        14.77       13.21           1,867         1.14          (0.52)          1.21         39         0.0700
             --        13.40       28.82             386         1.04           0.00           1.44         51             --
             --        10.57        5.88+             91         0.79           0.23           2.84         19             --

        $    --     $  17.15       24.01%        $ 1,263         1.90%         (1.28)%         1.91%        54%     $  0.0681
             --        14.53       12.32             799         1.89          (1.26)          1.96         39         0.0700
             --        13.29       27.89             268         1.84          (0.83)          2.19         51             --
             --        10.55        6.67+             18         1.80          (0.85)          3.59         19             --

        $    --     $  18.20        1.90%+       $19,194         1.37%         (0.37)%         1.37%         3%     $  0.0638
             --        17.86       41.71          22,429         1.31           0.01           1.31         29         0.0519
             --        13.95       14.93          10,247         1.33           0.14           1.33         34         0.0398
             --        13.23       34.29+          1,569         1.11           0.63           1.38         37            N/A

        $    --     $  18.23       (0.70)%+      $     1         1.90%         (1.53)%         1.90%         3%     $  0.0638

        $    --     $  10.96        9.60%        $    44         1.15%         (0.25)%         1.32%         0%     $  0.0676

        $    --     $  10.95        9.50%        $    50         1.90%         (1.04)%         2.07%         0%     $  0.0676



For the periods ended September 30,

For a share outstanding throughout the period

                                                            REALIZED AND
                                                              UNREALIZED          DIVIDENDS
                              NET ASSET              NET        GAINS OR           FROM NET    DISTRIBUTIONS
                        VALUE BEGINNING       INVESTMENT     (LOSSES) ON         INVESTMENT             FROM
                              OF PERIOD           INCOME     INVESTMENTS             INCOME    CAPITAL GAINS
INTERNATIONAL INDEX FUND(13) Class A
 1997(12)(13)                  $  12.32          $  0.05         $ (1.41)         $  (0.02)          $    --
 1997(14)                         10.64             0.10            1.70             (0.10)(B)         (0.02)
 1996(14)                         10.45             0.07            0.17             (0.05)               --
 1995(14)(18)                     10.00               --            0.45                --                --
Class B(16)
 1997                          $  11.08          $  0.00         $ (0.09)         $     --           $    --
INTERNATIONAL FUND Class A
 1997                          $  10.28          $  0.01         $  3.04          $  (0.15)(B)       $    --
 1996                             10.28            (0.02)           0.20             (0.18)(B)            --
 1995                             10.21               --            0.07                --                --
 1994(19)                          9.98            (0.01)           0.24                --                --
Class B
 1997                          $  10.14          $ (0.08)        $  3.01          $  (0.10)(B)       $    --
 1996                             10.20            (0.07)           0.17             (0.16)(B)            --
 1995                             10.21            (0.03)           0.02                --                --
 1994(2)                          10.23            (0.01)          (0.01)               --                --
HEALTH SCIENCES FUND Class A
 1997                          $   9.86          $ (0.01)        $  2.30          $     --           $ (0.10)
 1996(20)                         10.00             0.01           (0.14)            (0.01)               --
Class B
 1997                          $   9.81          $ (0.01)        $  2.20          $     --           $ (0.10)
 1996(20)                         10.00            (0.02)          (0.16)            (0.01)               --
TECHNOLOGY FUND Class A
 1997                          $  19.25          $ (0.11)        $  3.12          $     --           $ (2.06)
 1996                             18.24            (0.05)           2.95                --             (1.89)
 1995                             11.19            (0.03)           7.31                --             (0.23)
 1994(10)                         10.00            (0.01)           1.20                --                --
Class B
 1997                          $  18.85          $ (0.20)        $  2.99          $     --           $ (2.06)
 1996                             18.02            (0.14)           2.86                --             (1.89)
 1995                             11.17            (0.04)           7.12                --             (0.23)
 1994(2)                           9.85            (0.02)           1.34                --                --


                                                                                            RATIO OF
                                                                         RATIO OF NET    EXPENSES TO
                   NET ASSET                         NET      RATIO OF     INVESTMENT        AVERAGE
   DISTRIBUTIONS       VALUE                      ASSETS   EXPENSES TO  INCOME (LOSS)     NET ASSETS  PORTFOLIO        AVERAGE
     FROM RETURN      END OF        TOTAL         END OF       AVERAGE     TO AVERAGE     (EXCLUDING   TURNOVER     COMMISSION
      OF CAPITAL      PERIOD      RETURN*   PERIOD (000)    NET ASSETS     NET ASSETS       WAIVERS)       RATE       RATE (A)
          $   --    $  10.94       (11.03)%+      $1,270          0.92%          0.98%          1.21%         0%     $  0.0207
              --       12.32        17.03          1,605          0.98           0.90           1.28          3         0.0241
              --       10.64         2.29          2,005          1.06           0.84           1.35          6         0.0221
              --       10.45         4.50+            20          1.40           0.23           1.54          0            N/A

          $   --    $  10.99        (0.36)%+      $    1          1.29%          0.00%          1.29%         0%     $  0.0207

          $   --    $  13.18        30.03%        $8,003          1.92%         (0.09)%         1.92%        96%     $  0.0199
              --       10.28         1.84          1,964          1.97          (0.28)          1.97        100         0.0345
              --       10.28         0.69            876          1.93          (0.13)          2.06         57             --
              --       10.21         2.30+           464          1.75          (0.26)          2.30         16             --

          $   --    $  12.97        29.13%        $2,188          2.67%         (0.94)%         2.67         96%     $  0.0199
              --       10.14         1.02          1,175          2.72          (0.96)          2.72        100         0.0345
              --       10.20        (0.10)           306          2.76          (0.95)          2.81         57             --
              --       10.21        (0.20)+           22          2.75          (0.71)          3.05         16             --

          $   --    $  12.05        23.60%        $  849          1.15%         (0.20)%         1.29%        54%     $  0.0695
              --        9.86        (1.32)+          629          1.15           0.18           2.12         19         0.0700

          $   --    $  11.90        22.69%        $  516          1.90%         (0.94)%         2.04%        54%     $  0.0695
              --        9.81        (1.86)+          281          1.90          (0.61)          2.87         19         0.0700

          $   --    $  20.20        17.71%        $5,564          1.15%         (0.59)%         1.17%       150%     $  0.0675
              --       19.25        18.60          4,799          1.15          (0.85)          1.26        119         0.0700
              --       18.24        66.22          1,464          1.13          (0.61)          1.55         74             --
              --       11.19        11.90+            61          0.80          (0.21)          3.37         43             --

          $   --    $  19.58        16.82%        $8,463          1.90%         (1.41)%         1.92%       150%     $  0.0675
              --       18.85        17.75          4,881          1.90          (1.60)          2.01        119         0.0700
              --       18.02        64.52          2,031          1.88          (1.41)          2.30         74             --
              --       11.17        13.40+             2          1.80          (1.44)          4.12         43             --


     The following unaudited financial highlights for Micro Cap Value Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Fund's unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998.

     Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


For the period ended December 31, 1997.

                                                            REALIZED AND        DIVIDENDS
                              NET ASSET              NET     UNREALIZED          FROM NET      DISTRIBUTION
                        VALUE BEGINNING       INVESTMENT      GAINS ON          INVESTMENT         FROM
                              OF PERIOD           INCOME     INVESTMENTS          INCOME      CAPITAL GAIN
Micro Cap Value Fund (1)
     Class A                  $10.00              $ --        $(0.01)           $ 0.00           $(0.59)
     Class B                  $10.00              $ --        $(0.06)           $   --           $(0.59)


                              WIDE TABLE CONTINUED

                                                                                          RATIO OF
                                                  NET                   RATIO OF NET    EXPENSES TO
                            NET ASSET           ASSETS     RATIO OF      INVESTMENT       AVERAGE
                              VALUE             END OF    EXPENSES TO    INCOME TO      NET ASSETS                  AVERAGE
                             END OF     TOTAL   PERIOD     AVERAGE        AVERAGE       (EXCLUDING    PORTFOLIO    COMMISSION
                             PERIOD    RETURN    (000)    NET ASSETS    NET ASSETS        WAIVERS)     TURNOVER        (B)
Micro Cap Value Fund (1)

     Class A                 $ 9.40    0.08%+   $ 274       1.13%         0.06%            1.14%         2%         $0.0622
     Class B                 $ 9.35   (0.46)%+  $ 127       1.88%        (0.63)%           1.91%         2%         $0.0622



+ Returns are for the period indicated and have not been annualized.

(1) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

THE FUNDS

FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class C) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

This Prospectus relates only to the Class A and Class B Shares of the Funds named on the cover hereof. Information regarding the Class C Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.

INVESTMENT OBJECTIVES
AND POLICIES

This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds except Real Estate Securities Fund, Health Sciences Fund and Technology Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the 1940 Act"). Real Estate Securities Fund, Health Sciences Fund and Technology Fund are non-diversified companies under the 1940 Act.

If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Fund purchases its shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, except in the case of Equity Income Fund, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

BALANCED FUND

OBJECTIVE. Balanced Fund has an objective of maximizing total return (capital appreciation plus income).

INVESTMENT POLICIES. Balanced Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the value of convertible securities attributable to their fixed income characteristics), and between 0% and 25% money market instruments. The Adviser may make moderate shifts among asset classes in order to attempt to increase returns or reduce risk.

With respect to the equity security portion of the Fund's portfolio, the Adviser follows the same investment policies as are described below under "-- Stock Fund -- Investment Policies."

The fixed income portion of the Fund's portfolio is invested in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-related securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the fixed income securities held by the Fund will not exceed 15 years.

The Fund's permitted fixed income investments include notes, bonds and discount notes of United States Government agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser; other investments, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Adviser; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities will not exceed 10% in the aggregate of the value of the total fixed income securities held by the Fund.

Subject to the foregoing limitations, the fixed income securities in which the Fund may invest include (i) mortgage-backed securities (provided that the Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only or inverse floating rate mortgage-backed securities); (ii) asset-backed securities; and (iii) bank instruments. In addition, the Fund may invest up to 15% of its total fixed income assets in foreign securities payable in United States dollars. For information about these kinds of investments and certain associated risks, see the related headings under "Special Investment Methods," and for information concerning certain risks associated with investing in fixed income securities generally, see "Special Investment Methods -- Fixed Income Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; and
(vii) in order to attempt to reduce risk, write covered call options on interest rate indices. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


REAL ESTATE SECURITIES FUND

OBJECTIVE. Real Estate Securities Fund has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies.

INVESTMENT POLICIES. Under normal market conditions, Real Estate Securities Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. For this purpose, a company is deemed to be "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in such real estate. The Fund seeks to invest in equity securities that provide a dividend yield that exceeds the composite dividend yield of the securities included in the S&P 500.

A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment

Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although the Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.


EQUITY INCOME FUND

OBJECTIVE. Equity Income Fund has an objective of long-term growth of capital and income.

INVESTMENT POLICIES. Under normal market conditions, Equity Income Fund invests at least 65% of its total assets in equity securities of issuers believed by the Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

The Fund invests in equity securities that have relatively high dividend yields and which, in the Adviser's opinion, will result in a relatively stable Fund dividend with a growth rate sufficient to maintain the purchasing power of the income stream. Although the Adviser anticipates that higher yielding equity securities will generally represent the core holdings of the Fund, the Fund may invest in lower yielding but higher growth equity securities to the extent that the Adviser believes such investments are appropriate to achieve portfolio balance. All securities held by the Fund will provide current income consistent with the Fund's investment objective.

The "equity securities" in which the Fund may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated at the time of purchase as low as CCC by Standard & Poor's or Caa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Debt obligations rated less than BBB by Standard & Poor's or Baa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Obligations rated CCC by

Standard & Poor's or Caa by Moody's are considered to be of poor standing and are predominantly speculative. Descriptions of Standard & Poor's and Moody's rating categories are contained in the Statement of Additional Information. If the rating of an obligation is reduced below the categories set forth above after purchase or is discontinued, the Fund is not required to sell the obligation but may consider doing so.

Purchases of less than investment grade convertible debt obligations are intended to advance the Fund's objective of long-term growth of capital through the "upside" potential of the obligations' conversion features and to advance the Fund's objective of income through receipt of interest payable on the obligations. The Fund will not invest more than 25% of its total assets in convertible debt obligations which are rated less than investment grade or which are of comparable quality in the judgment of the Adviser. For the year ended September 30, 1997, the following weighted average percentages of the Fund's total assets were invested in convertible and nonconvertible debt obligations with the indicated Standard & Poor's ratings or their equivalents: AAA, 0%; AA, 0%; A, 0%; BBB, 1%; BB, 0%; B, 1%; and CCC, 0%.

Debt obligations which are rated less than investment grade generally are subject to greater market fluctuations and greater risk of loss of income and principal due to default by the issuer than are higher-rated obligations. The value of these obligations tends to reflect short-term corporate, economic, interest rate and market developments and investor perceptions of the issuer's credit quality to a greater extent than investment grade obligations. In addition, since the market for these obligations is relatively new and does not have as many participants as the market for higher-rated obligations, it may be more difficult to dispose of or to determine the value of these obligations. In the case of a convertible debt obligation, these risks may be present in a greater degree where the principal amount of the obligation is greater than the current market value of the common stock into which it is convertible.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


EQUITY INDEX FUND

OBJECTIVE. Equity Index Fund has an objective of providing investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

INVESTMENT POLICIES. Equity Index Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Adviser believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.

Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment, nor is Standard & Poor's a sponsor of or in any way affiliated with the Fund.

The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds. Inasmuch as the common stock of the Adviser's parent company U.S. Bancorp is included in the S&P 500, such stock may be purchased by the Fund consistent with its indexing-based policies.

Because the Fund may not always hold all of the stocks included in the S&P 500, the Fund will not duplicate the S&P 500's performance precisely. However, there will be a close correlation between the Fund's performance and that of the S&P 500 in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the S&P 500's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the S&P 500; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may engage in securities lending as described under "Special Investment Methods -- Lending of Portfolio Securities."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

STOCK FUND

OBJECTIVES. Stock Fund has a primary objective of capital appreciation. A secondary objective of the Fund is to provide current income.

INVESTMENT POLICIES. Under normal market conditions, Stock Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


DIVERSIFIED GROWTH FUND

OBJECTIVES. Diversified Growth Fund has a primary objective of long-term growth of capital. A secondary objective of the Fund is to provide current income.

INVESTMENT POLICIES. Under normal market conditions, Diversified Growth Fund invests at least 65% of its total assets in equity securities of a diverse group of companies that, in the Adviser's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


SPECIAL EQUITY FUND

OBJECTIVE. Special Equity Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Under normal market conditions, Special Equity Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies. For these purposes, mid-capitalization companies are deemed those with market capitalizations of from $1 billion to $5 billion at the time of purchase. In selecting equity securities, the Adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


REGIONAL EQUITY FUND

OBJECTIVE. Regional Equity Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Regional Equity Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

In addition to the risks associated with investing in small-capitalization companies, see "-- Risks to Consider -- Small-Capitalization Companies" below, the Fund's policy of concentrating its equity investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region. Although the region in which the Fund principally invests has a diverse industrial base (including, but not limited to, agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), this industrial base is not as diverse as that of the country as a whole. The Fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities without regard to the location of the issuer's headquarters or the issuer's market capitalization and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


EMERGING GROWTH FUND

OBJECTIVE. Emerging Growth Fund has an objective of growth of capital.

INVESTMENT POLICIES. Under normal market conditions, Emerging Growth Fund invests at least 65% of its total assets in equity securities of small-capitalization companies that exhibit, in the Adviser's opinion, outstanding potential for superior growth. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. Companies that participate in sectors that are identified by the Adviser as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected by the Adviser to produce superior growth in revenues and earnings.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by

American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


SMALL CAP VALUE FUND

OBJECTIVE. Small Cap Value Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


MICRO CAP VALUE FUND

OBJECTIVE. Micro Cap Value Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Under normal market conditions, Micro Cap Value Fund invests at least

65% of its total assets in equity securities of very small-capitalization companies. For these purposes, very small-capitalization companies are deemed those with market capitalizations of less than $500 million at the time of purchase. In selecting equity securities, the Adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider such factors as ratios of market price to earnings, market price to book value, and market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $500 million or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


INTERNATIONAL INDEX FUND

OBJECTIVE. International Index Fund has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index").

INVESTMENT POLICIES. International Index Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The EAFE Index includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore/Malaysia. The Adviser believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. Normally, International Index Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries.

Morgan Stanley designates the stocks included in the EAFE Index. A particular stock's weighting in the EAFE Index is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the EAFE Index. From time to time, Morgan Stanley may add or delete stocks to or from the EAFE Index. Inclusion of a particular stock in the EAFE Index does not imply any opinion by Morgan Stanley as to its merits as an investment, nor is Morgan Stanley a sponsor of or in any way affiliated with the Fund.

The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the EAFE Index, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in an industry or country closely approximates the percentage of the EAFE Index represented by that industry or country. Portfolio turnover is expected to be well below that of actively managed mutual funds.

Because the Fund may not always hold all of the stocks included in the EAFE Index, the Fund will not duplicate the EAFE Index performance precisely. However, there will be a close correlation between the Fund's performance and that of the EAFE Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. The Fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities markets, the manner in which Morgan Stanley calculates the EAFE Index, administrative and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Fund), the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the EAFE Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the EAFE Index. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the EAFE Index; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may enter into repurchase agreements and engage in securities lending as described under "Special Investment Methods -- Repurchase Agreements" and "Special Investment Methods -- Lending of Portfolio Securities."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


INTERNATIONAL FUND

OBJECTIVE. International Fund has an objective of long-term growth of capital.

INVESTMENT POLICIES. Under normal market conditions, International Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Generally these securities are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. The securities in which the Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts. The Fund also may hold securities of other investment companies (which investments are also subject to the advisory fee) and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

The Fund may invest in securities of issuers in, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in United States companies.

In investing the Fund's assets, the Sub-Adviser expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies; (viii) write covered call options on foreign currencies owned by the Fund; and (ix) enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

Under normal market conditions, it is expected that the Fund will be fully invested in equity securities and related hedging instruments (except for short-term investments of cash for liquidity purposes and pending investment). However, for temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

International Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign Securities" and "-- Foreign Currency Transactions" elsewhere herein. Because of the special risks associated with foreign investing and the Sub-Adviser's ability to invest substantial portions of the Fund's assets in a small number of countries, the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.


HEALTH SCIENCES FUND

OBJECTIVE. Health Sciences Fund has an objective of long-term growth of capital.

INVESTMENT POLICIES. Under normal market conditions, Health Sciences Fund invests at least 65% of its total assets in equity securities of companies which the Adviser considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine. Examples of these products and services include pharmaceuticals, health care services and administration, diagnostics, medical equipment and supplies, medical technology, and medical research and development. The Adviser anticipates investing in companies that have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services, increasing demand for a company's products or services, established market leadership, or exceptional management. A company will be deemed "principally engaged" in the health sciences industries if at the time of investment the Adviser determines that at least 50% of its assets, revenues or profits are derived from those industries.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

Health Sciences Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.


TECHNOLOGY FUND

OBJECTIVE. Technology Fund has an objective of long-term growth of capital.

INVESTMENT POLICIES. Under normal market conditions, Technology Fund invests at least 65% of its total assets in equity securities of companies which the Adviser believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. The description of the technology sector is interpreted broadly by the Adviser and may include such products or services as inexpensive computing power, such as personal computers; improved methods of communications, such as satellite transmission; or labor saving machines or instruments, such as computer-aided design equipment. The prime emphasis of the Fund is to identify those companies positioned, in the Adviser's opinion, to benefit from technological advances in areas such as semiconductors, minicomputers and peripheral equipment, scientific instruments, computer software, communications, and future automation trends in both office and factory settings.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

Technology Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. In addition, competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.


RISKS TO CONSIDER

An investment in any of the Funds involves certain risks in addition to those noted above with respect to particular Funds. These include the following:

EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Funds is subject to the risk of generally adverse equity markets.

SMALL-CAPITALIZATION COMPANIES. Regional Equity Fund, Emerging Growth Fund, Small Cap Value Fund and Micro Cap Value Fund emphasize investments in companies with small or very small market capitalizations, and the remaining Funds (excluding Equity Index Fund and International Index Fund) are permitted to invest in equity securities of such companies. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Funds invest in small or very small capitalization companies, they are subject to this risk of greater volatility.

ACTIVE MANAGEMENT. All of the Funds other than Equity Index Fund and International Index Fund are actively managed to a greater or lesser degree by the Adviser or, in the case of International Fund, the Sub-Adviser. The performance of these Funds therefore will reflect in part the ability of the Adviser or Sub-Adviser to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.

FOREIGN SECURITIES. International Index Fund and International Fund are subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign securities. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Funds may be subject to greater volatility than most mutual funds which invest principally in domestic securities.

OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


MANAGEMENT

The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.


INVESTMENT ADVISER

U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment adviser through its First American Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Adviser was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Adviser.

Each of the Funds other than International Fund has agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays the Adviser a monthly fee calculated on the same basis equal to 1.25% of its average daily net assets, out of which the Adviser pays the Sub-Adviser's fee. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except, with respect to the Class A Shares of Stock Fund, Equity Index Fund, Small Cap Value Fund and International Index Fund, the Adviser will maintain current waivers in effect through September 30, 1998. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

While the advisory fee payable to the Adviser with respect to International Fund is higher than the advisory fee paid by most mutual funds, the Adviser believes it is comparable to that paid by many funds having similar investment objectives and policies.

The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Adviser are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.


SUB-ADVISER TO INTERNATIONAL FUND

Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Adviser to International Fund under an agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-Advisory Agreement, the Sub-Adviser is paid a monthly fee by the Adviser calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of the International Fund's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Fund's average daily net assets in excess of $500 million.

The Sub-Adviser, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-Adviser is owned by Mr. Marvin, Mr. Palmer and 24 other holders. The Sub-Adviser is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1997, the Sub-Adviser managed a total of $4.7 billion in investments for 50 institutional investors.


PORTFOLIO MANAGERS

Balanced Fund and Stock Fund are managed by a committee comprised of Mr. Doak, Mr. Murphy, Mr. Rovner, Mr. Dubiak, Mr. Whitcomb, Mr. Shields and Mr. Twele, whose backgrounds are set forth below. Equity Income Fund and Diversified Growth Fund are managed by a committee comprised of Mr. Bren, Mr. Doak, Mr. Dubiak, Ms. Johnson, Mr. Murphy, Mr. Whitcomb, and Mr. Glenn Johnson, whose backgrounds also are set forth below. Health Sciences Fund, Regional Equity Fund, Emerging Growth Fund, Small Cap Value Fund and Micro Cap Value Fund are managed by a committee comprised of Mr. Dubiak, Mr. Bren, Mr. Rose, Mr. Buss, Mr. Hipple and Mr. Magdlen, whose backgrounds also are set forth below. The remaining Funds are managed or co-managed as indicated below.

JAMES DOAK is a member of the committees which manage four of the Funds, as set forth above. Mr. Doak joined the Adviser in 1982 after serving for two years as vice president of INA Capital

Advisors and ten years as Vice President of Loomis-Sayles & Co. He has managed assets for individual and institutional clients, specializing in equity investments. Mr. Doak received his bachelor's degree from Brown University and his master's degree in business administration from the Wharton School of Business. He is a Chartered Financial Analyst.

JOHN M. MURPHY, JR. is a member of the committees which manage four of the Funds, as set forth above. Mr. Murphy is Chief Investment Officer of the Adviser's First American Asset Management group, having joined the Adviser in 1984. He has more than 30 years in the investment management field and served with Investment Advisers, Inc. and Blyth, Eastman, Dillon & Co. before joining the Adviser. Mr. Murphy received his bachelor's degree from Regis College.

JAMES S. ROVNER is a member of the committee which manages two of the Funds, as set forth above, and he is portfolio co-manager for Special Equity Fund, Equity Index Fund and International Index Fund. Mr. Rovner joined the Adviser in 1986 and has managed assets for institutional and individual clients for over 15 years, specializing in equity and balanced investment strategies. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin. He is a Chartered Financial Analyst.

GERALD C. BREN is a member of the committees which manage seven of the Funds, as set forth above. Mr. Bren joined the Adviser in 1972 as an investment analyst. Mr. Bren received his master's degree in business administration from the University of Chicago. He is a Chartered Financial Analyst.

ALBIN S. DUBIAK is a member of the committees which manage nine of the Funds, as set forth above. Mr. Dubiak began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining the Adviser as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona.

CORI B. JOHNSON is a member of the committee which manages two of the Funds, as set forth above, and she is portfolio co-manager for Real Estate Securities Fund. She joined the Adviser in 1991 as a securities analyst. Ms. Johnson received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.

ROLAND P. WHITCOMB, JR. is a member of the committees which manage four of the Funds, as set forth above, and he is portfolio manager for Technology Fund. Mr. Whitcomb joined the Adviser in 1986 after serving as an account executive with Smith Barney & Co. since 1979. Mr. Whitcomb received his bachelor's degree from the University of Chicago. He is a Chartered Financial Analyst.

KEVIN SHIELDS is a member of the committee which manages two of the Funds and is portfolio co-manager for Special Equity Fund. Mr. Shields joined the Adviser in 1993 and has five years of investment industry experience. Mr. Shields has analytic responsibilities for the banking, financial services and insurance industries. Mr. Shields received his bachelor's degree from Marquette University and his master's degree from the Applied Security and Analysis program at the University of Wisconsin.

JOHN A. TWELE is a member of the committee which manages two of the Funds, as set forth above. Prior to joining the Adviser in 1996, he was employed in various positions at American Express Financial Advisers, Investment Advisers, Inc., Kemper Financial, and Mercantile Trust. Mr. Twele received his bachelor's degree from Indiana University.

DOUGLAS K. ROSE is a member of the committee which manages five of the Funds. Mr. Rose joined the Adviser in 1996 and has 10 years of investment industry experience. Mr. Rose has analytic responsibilities for the business services, environmental services, leisure and restaurant/lodging industries. Mr. Rose holds a bachelor's degree from the University of Nebraska, and a master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst

ROBERT L. BUSS is a member of the committee which manages five of the Funds. Mr. Buss joined the Adviser in 1989 and has nine years of investment industry experience. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. Mr. Buss holds a bachelor's degree in economics from the University of Minnesota.

ANTHONY W. HIPPLE is a member of the committee which manages five of the Funds. Mr. Hipple is primarily responsible for portfolio analytics and screening. Mr Hipple joined the Adviser in 1996 and has 4 years of investment industry experience. Mr. Hipple holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

EVAN C. LUNDQUIST is a portfolio co-manager of Equity Index Fund and International Index Fund. He joined the Adviser in 1993 and has four years of investment industry experience. Mr. Lundquist has analytic responsibilities for paper/forest products, metals and mining, steel, engineering and construction, and building and appliances industries. Mr. Lundquist received his bachelor's degree from St. Mary's College.

FRANK G. MAGDLEN is a member of the committee which manages five of the Funds. He joined the Adviser in 1979 and has 24 years of investment industry experience. Prior to joining the Adviser, he was with First Interstate and Farmers Group. Mr. Magdlen received his bachelor's degree from the University of Portland and his master's degree in business administration from the University of Southern California. He is a Chartered Financial Analyst and past president of the Portland Society of Financial Analysts.

GLENN E. JOHNSON is a member of the committee which manages two of the Funds. He joined the Adviser in 1989 and has 13 years of investment industry experience. Prior to joining the Adviser, he was an analyst with Piper Jaffray. Mr. Johnson received his bachelor's degree and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

DAVID JOHNSON is a co-manager of Real Estate Securities Fund. He joined the Adviser in 1997 and has four years of investment industry experience. He has analytic responsibilities for REITS, business services, printing and publishing, and advertising. Prior to joining the Adviser, he was with the State of Wisconsin Investment Board. Mr. Johnson received his bachelor's degree from St. Lawrence University and his master's degree in business administration from the University of Connecticut.

DAVID F. MARVIN is Chairman of the Sub-Adviser and founded the firm together with Mr. Palmer in 1986. Before founding the Sub-Adviser, Mr. Marvin was Vice President in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

STANLEY PALMER is President of the Sub-Adviser and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. Mr. Palmer received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

WILLIAM E. DODGE has been Senior Managing Director and Portfolio Manager of the Sub-Adviser since 1996. Mr. Dodge was Chief Investment Strategist and Chairman of the Investment Policy Committee of Dean Witter in New York from 1991 to 1996, and he served as a Senior Portfolio Manager, Director of Quantitative Equity Strategies, and United States equity analyst at the DuPont Corporation pension fund from 1983 to 1991. From 1976 to 1983 Mr. Dodge served in various United States portfolio management and analytical positions including senior investment manager of a bank trust department from 1981 to 1983. Mr. Dodge received his bachelor's degree and his master's degree in business administration from the University of Massachusetts at Amherst. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

TERRY B. MASON is a Senior Vice President and Portfolio Manager of the Sub-Adviser. Before joining the Sub-Adviser, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. Mr. Mason received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.

JAY F. MIDDLETON is a Vice President and Portfolio Manager for the Sub-Adviser and joined the firm in 1989. Mr. Middleton received his bachelor's degree from Wesleyan University.

TODD D. MARVIN is a Vice President and Portfolio Manager for the Sub-Adviser and joined the firm in 1991. Before joining the Sub-Adviser, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.

DAVID L. SCHAEN is a Vice President and Portfolio Manager of the Sub-Adviser. Before becoming a Portfolio Manager, Mr. Schaen was Head Trader for the Sub-Adviser from 1991 to 1994 and an International Analyst for the Sub-Adviser from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. Mr. Schaen received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.


CUSTODIAN

The custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

As compensation for its services to the Funds, the Custodian is paid monthly fees equal to 0.03% of the applicable Fund's average daily net assets (0.10% of average daily net assets in the case of International Index Fund and International Fund). In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

Rules adopted under the 1940 Act permit International Index Fund and International Fund to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. International Index Fund's and International Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for International Index Fund and International Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of International Index Fund's or International Fund's assets.

Sub-custodian fees with respect to International Index Fund and International Fund are paid by the Custodian out of the Custodian's fees.

ADMINISTRATOR

The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.


DISTRIBUTOR

SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Adviser, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan") pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Alternative Sales Charge Options." In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which fee is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Adviser and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of any of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.

Under another distribution plan (the "Class B Distribution Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay to the Distributor a sales support fee at an annual rate of up to 0.75% of the Fund's Class B Shares' average daily net asset value, which fee is computed and paid monthly. The sales support fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to Class B Shares of the Funds. In addition to this fee, the Distributor is paid a shareholder servicing fee of 0.25% of the average daily net assets of the Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to Class B Shares of the Funds. Although Class B Shares are sold without an initial sales charge, the Distributor pays a total of 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family of funds). The service fee payable under the Class B Service Plan is prepaid for the first year as described above.

The Class A and Class B Distribution Plans recognize that the Adviser, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Adviser may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc., a broker-dealer affiliated with the Adviser ("USBI"), is a Participating Institution.


INVESTING IN THE FUNDS


SHARE PURCHASES

Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally-chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase order.

THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price unless the financial institution has been authorized to accept purchase orders on behalf of the Funds. It is the financial institution's responsibility to transmit orders promptly.

Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service. In addition, certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting purchase orders, and the Funds will be deemed to have received a purchase order upon receipt of the order by the financial institution.

BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:

*  complete and sign the new account form;

*  enclose a check made payable to (Fund name); and

*  mail both to DST Systems, Inc., P.O. Box 419382, Kansas City,
   Missouri 64141-6382.

After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc.: Account Number #160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Adviser and its affiliates.


ALTERNATIVE SALES CHARGE OPTIONS

THE TWO ALTERNATIVES: OVERVIEW. An investor may purchase shares of a Fund at a price equal to its net asset value per share plus a sales charge which, at the investor's election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each of Class A and Class B Shares represents a Fund's interest in its portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B Shares bear the expenses of the contingent deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, while Class A Shares bear only shareholder servicing fees; (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares as long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges. Sales personnel of financial institutions distributing the Funds' shares, and other persons entitled to receive compensation for selling shares, may receive differing compensation for selling Class A and Class B Shares.

These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial to that investor. The amount of a purchase, the length of time an investor expects to hold the shares, and whether the investor wishes to receive dividends in cash or in additional shares, will all be factors in determining which sales charge option is best for a particular investor. An investor should consider whether, over the time he or she expects to maintain the investment, the accumulated sales charges on Class B Shares prior to conversion would be less than the initial sales charge on Class A Shares, and to what extent the differential may be offset by the expected higher yield of Class A Shares. Class A Shares will normally be more beneficial to an investor if he or she qualifies for reduced sales charges as described below. Accordingly, orders for Class B Shares for $250,000 or more ordinarily will be treated as orders for Class A Shares or declined.

The Directors of FAIF have determined that no conflict of interest currently exists between the Class A and Class B Shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


CLASS A SHARES.

WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:

                   EACH FUND:

                                                                 MAXIMUM
                                                               AMOUNT OF
                              SALES CHARGE   SALES CHARGE   SALES CHARGE
                             AS PERCENTAGE  AS PERCENTAGE   REALLOWED TO
                               OF OFFERING   OF NET ASSET  PARTICIPATING
                                     PRICE          VALUE   INSTITUTIONS

Less than $50,000                    4.50%          4.71%          4.05%
$50,000 but less than $100,000       4.00%          4.17%          3.60%
$100,000 but less than $250,000      3.50%          3.63%          3.15%
$250,000 but less than $500,000      2.75%          2.83%          2.47%
$500,000 but less than $1,000,000    2.00%          2.04%          1.80%
$1,000,000 and over                  0.00%          0.00%          0.00%

There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchase will be subject to a contingent deferred sales charge of up to 1.00% except in the case of Equity Index Fund and International Index Fund. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.


Net asset value is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time Monday through Friday except on (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received and (iii) days on which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.

DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.

REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases or (ii) signing a 13-month letter of intent:

* QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

     The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

* LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

     The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of a Fund's Class A Shares by the Adviser, the Sub-Adviser or any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisers, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by qualified defined contribution plans participating in the First American 401(k) Plan Program, investors participating in asset allocation "wrap" accounts offered by the Adviser or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in section 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.

If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.


CLASS B SHARES.

CONTINGENT DEFERRED SALES CHARGE. Class B Shares are sold at net asset value without any initial sales charge. If an investor redeems Class B Shares within eight years of purchase, he or she will pay a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.


                     CONTINGENT DEFERRED
                       SALES CHARGE AS A
                           PERCENTAGE OF
                           DOLLAR AMOUNT
YEAR SINCE PURCHASE    SUBJECT TO CHARGE
First                               5.00%
Second                              5.00%
Third                               4.00%
Fourth                              3.00%
Fifth                               2.00%
Sixth                               1.00%
Seventh                             None
Eighth                              None


In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account; second, of any Class B Shares held for more than eight years and Class B Shares acquired pursuant to reinvestment of dividends or other distributions; and third, of Class B Shares held longest during the eight-year period. This method should result in the lowest possible sales charge.

The contingent deferred sales charge is waived on redemption of Class B Shares
(i) within one year following the death or disability (as defined in the Internal Revenue Code) of a shareholder and (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder or his or her representative must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. This conversion will be on the basis of the relative net asset values of the two classes.


SYSTEMATIC EXCHANGE PROGRAM

Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or call
(800) 637-2548.


EXCHANGING SECURITIES FOR FUND SHARES

A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.


CERTIFICATES AND CONFIRMATIONS

The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.


DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid monthly with respect to Balanced Fund, Equity Income Fund, Equity Index Fund, Stock Fund, Diversified Growth Fund and Special Equity Fund, to all shareholders of record on the record date. Dividends are declared paid quarterly with respect to Real Estate Securities Fund, Emerging Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, International Index Fund, Health Sciences Fund, and Technology Fund, and annually with respect to International Fund. Distributions of any net realized long-term capital gains will be made at least once every 12 months. A portion of the quarterly distributions paid by Real Estate Securities Fund may be a return of capital.

Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

The amount of dividends payable on Class A and Class B Shares generally will be less than the dividends payable on Class C Shares because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares. The amount of dividends payable on Class A Shares generally will be more than the dividends payable on the Class B Shares because of the higher distribution and shareholder servicing fees paid by Class B Shares.


EXCHANGE PRIVILEGE

Shareholders may exchange Class A or Class B Shares of a Fund for currently available Class A or Class B Shares, respectively, of the other FAIF Funds or of other funds in the First American family of funds. Class A Shares of the Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

For purposes of calculating the Class B Shares' eight-year conversion period or contingent deferred sales charges payable upon redemption, the holding period of Class B Shares of the "old" fund and the holding period of Class B Shares of the "new" fund are aggregated.

The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American Fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- Directly From the Funds -- Signatures." Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.

Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105.

Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class C Shares.

The terms of any exchange privilege may be modified or terminated by the Funds at any time. There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or charges.


REDEEMING SHARES

Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.


BY TELEPHONE

A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.


BY MAIL

Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

* a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

* a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

* a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

* any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.


BY SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.

REDEMPTION BEFORE PURCHASE
INSTRUMENTS CLEAR

When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


DETERMINING THE PRICE
OF SHARES

Class A Shares of the Funds are sold at net asset value plus a sales charge, while Class B Shares are sold without a front-end sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Alternative Sales Charge Options."


The net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent or authorized financial institution receives a purchase order or redemption request.


It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.


DETERMINING NET ASSET VALUE

The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the

Board of Directors. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade. If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by the Reuters system.

Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the differing distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.


FOREIGN SECURITIES

Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.


FEDERAL INCOME TAXES

Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

Distributions paid from the net investment income and from any net realized short-term capital gains of a Fund, will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends paid by the Funds attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations.

Distributions paid from a Fund's net capital gains and designated as capital gain dividends generally are taxable as long-term capital gains in the hands of shareholders, regardless of the length of time during which they have held their shares. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For shareholders who are individuals, estates or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.

International Index Fund and International Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce each Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If at the end of International Index Fund's and International Fund's taxable year more than 50% of their respective total assets consist of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such foreign taxes in gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, International Index Fund and International Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits. International Fund filed this election for each of its two most recent completed fiscal years ending September 30, 1997 and 1996.

Alternatively, if the amount of foreign taxes paid by International Index Fund or International Fund is not large enough in future years to warrant making the election described above, each Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by each Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Funds.

This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.


FUND SHARES

Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


CALCULATION OF
PERFORMANCE DATA

From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

"Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

"Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including, as applicable, the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.

"Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

The performance of the Class A and Class B Shares of a Fund will normally be lower than for the Class C Shares because Class C Shares are not subject to the sales charges and distribution and/or shareholder servicing expenses applicable to Class A and Class B Shares. In addition, the performance of Class A and Class B Shares of a Fund will differ because of the different sales charge structures of the classes and because of the differing distribution and shareholder servicing fees charged to Class B Shares.

In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services,

Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


PERFORMANCE INFORMATION
FOR SUCCESSORS TO COMMON
TRUST FUND

From time to time, Small Cap Value Fund and Micro Cap Value Fund may advertise performance information, which includes performance data for certain predecessor common trust funds.

On November 21, 1997, Small Cap Value Fund acquired the assets and assumed all identified liabilities of the Qualivest Small Companies Value Fund. The Qualivest Small Companies Value Fund commenced operations on August 1, 1994, when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to such fund.

Micro Cap Value Fund commenced operations on August 8, 1997 when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to the Fund. The predecessor common trust fund was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Adviser's parent company. The personnel who managed the common trust fund on behalf of Qualivest Capital Management became employees of the Adviser, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.

Such performance data is deemed relevant because the common trust funds were managed using investment objectives, policies and restrictions very similar to those of their corresponding Funds. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds have been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the corresponding Funds.


SPECIAL INVESTMENT METHODS

This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

CASH ITEMS

The "cash items" in which the Funds may invest, as described under "Investment Objectives and Policies," include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.


From time to time, Small Cap Value Fund and Micro Cap Value Fund may advertise performance information which includes performance data for certain predecessor common trust funds. On November 21, 1997, Small Cap Value Fund acquired the assets and assumed all identified liabilities of the Qualivest Small Companies Value Fund. The Qualivest Small Companies Value Fund commenced operations on August 1, 1994, when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to such fund. Micro Cap Value Fund commenced operations on August 8, 1997 when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to the Fund. This predecessor common trust fund was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Adviser's parent company. The personnel who managed this common trust fund on behalf of Qualivest Capital Management became employees of the Adviser, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.

Such performance data is deemed relevant because the respective common trust funds were managed using investment objectives, policies and restrictions very similar to those of the applicable Funds. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the applicable Funds.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser or, in the case of International Fund, the Sub-Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.


WHEN-ISSUED AND DELAYED DELIVERY
TRANSACTIONS

Each of the Funds (excluding Equity Index Fund and International Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser or, in the case of International Fund, the Sub-Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans which, in the case of First Trust National Association, are 40% of the

Funds' income from such securities lending transactions.


OPTIONS TRANSACTIONS

PURCHASES OF PUT AND CALL OPTIONS. The Funds may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Depending on the Fund, these transactions may include the purchase of put and call options on equity securities, on stock indices, on interest rate indices, or (only in the case of International Fund) on foreign currencies. Options on futures contracts are discussed below under "Futures and Options on Futures."

A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

WRITING OF CALL OPTIONS. The Funds may write (sell) covered call options to the extent specified with respect to particular Funds under "Investment Objectives and Policies." These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of International Fund) on foreign currencies which a Fund owns or has the right to acquire or on interest rate indices.

When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

The Funds also may, to the extent specified with respect to particular Funds under "Investment Objectives and Policies," write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings, These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.


FUTURES AND OPTIONS ON FUTURES

Balanced Fund, Equity Index Fund, International Index Fund and International Fund may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." Depending on the Fund, these transactions may include the purchase of stock index futures and options on stock index futures, and the purchase of interest rate futures and options on interest rate futures. In addition, International Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, or foreign currency.

A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund and International Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the S&P 500 or EAFE Index, respectively, and to reduce transaction costs.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


FIXED INCOME SECURITIES

The fixed income securities in which Real Estate Securities Fund, Equity Income Fund, Stock Fund, Diversified Growth Fund, Special Equity Fund, Regional Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, Health Sciences Fund and Technology Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Special Investment Methods -- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "Investment Objectives and Policies -- Equity Income Fund."

The fixed income securities specified above, as well as the fixed income securities in which Balanced Fund may invest as described under "Investment Objectives and Policies," are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).


FOREIGN SECURITIES

GENERAL. Under normal market conditions International Index Fund and International Fund invest at least 65% of their respective total assets in equity securities which trade in markets other than the United States. In addition, the other Funds (excluding Equity Index Fund and Regional Equity Fund) may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

JAPANESE SECURITIES. Japanese securities comprised 29.2% of the EAFE Index as of September 30, 1997. As a result, securities of Japanese companies may represent a significant component of International Index Fund's investment assets.

Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive. Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchanges are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions. Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

A significant investment in Japanese securities by International Index Fund may entail a higher degree of risk than with more diversified international portfolios.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Index Fund and International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

FOREIGN CURRENCY TRANSACTIONS

International Index Fund and International Fund invest in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Index Fund and International Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date certain at a specified price. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. It may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Sub-Adviser's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Adviser's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.

International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.


MORTGAGE-BACKED SECURITIES

Balanced Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Balanced Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Adviser. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fund may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. Balanced Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only or inverse floating rate mortgage backed securities.


ASSET-BACKED SECURITIES

Balanced Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.


BANK INSTRUMENTS

The bank instruments in which Balanced Fund may invest include time and savings deposits, deposit notes and bankers' acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" above. In each instance, Balanced Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.


PORTFOLIO TRANSACTIONS

Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


PORTFOLIO TURNOVER

Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser or, in the case of International Fund, the Sub-Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.


INVESTMENT RESTRICTIONS

The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

* None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

*    None of the Funds will make short sales of securities.

* None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Growth Fund, Technology Fund, and International Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INFORMATION CONCERNING COMPENSATION
PAID TO U.S. BANK NATIONAL ASSOCIATION,
FIRST TRUST NATIONAL ASSOCIATION AND
OTHER AFFILIATES

U.S. Bank National Association, First Trust National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

Investment advisory services -- see "Management-Investment Adviser"

Custodian services -- see "Management-Custodian"

Sub-administration services -- see "Management-Administrator"

Shareholder servicing -- see "Distributor"

Securities lending -- see "Special Investment Methods-Lending of
Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1003 (1/98) R

JANUARY 31, 1998


EQUITY FUNDS

CLASS C SHARES



Balanced Fund                       Emerging Growth Fund

Real Estate Securities Fund         Small Cap Value Fund

Equity Income Fund                  Micro Cap Value Fund

Equity Index Fund                   International Index Fund

Stock Fund                          International Fund

Diversified Growth Fund             Health Sciences Fund

Special Equity Fund                 Technology Fund

Regional Equity Fund




FIRST AMERICAN
       INVESTMENT FUNDS, INC.

PROSPECTUS




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(SM)

TABLE OF CONTENTS

Summary                                      2

Fees and Expenses                            6

Financial Highlights                         9

The Funds                                   16

Investment Objectives and Policies          16

Management                                  31

Distributor                                 36

Purchases and Redemptions of Shares         36

Federal Income Taxes                        39

Fund Shares                                 40

Calculation of Performance Data             40


Performance Information for Successors to
Common Trust Funds                          41


Special Investment Methods                  41


Information Concerning Compensation         50
 Paid to U.S. Bank National Association,
 First Trust National Association and
 Other Affiliates

FIRST AMERICAN INVESTMENT FUNDS, INC.


CLASS C SHARES
PROSPECTUS

The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class C Shares of the following funds (the "Funds"):

*  BALANCED FUND

*  REAL ESTATE SECURITIES FUND

*  EQUITY INCOME FUND

*  EQUITY INDEX FUND

*  STOCK FUND

*  DIVERSIFIED GROWTH FUND

*  SPECIAL EQUITY FUND

*  REGIONAL EQUITY FUND

*  EMERGING GROWTH FUND

*  SMALL CAP VALUE FUND

*  MICRO CAP VALUE FUND

*  INTERNATIONAL INDEX FUND

*  INTERNATIONAL FUND

*  HEALTH SCIENCES FUND

*  TECHNOLOGY FUND

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated January 31, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is January 31, 1998

SUMMARY

First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class C Shares of the following funds (the "Funds"):

BALANCED FUND has an objective of maximizing total return (capital appreciation plus income). The Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities, with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the convertible securities attributable to their fixed income characteristics), and between 0% and 25% money market instruments.

REAL ESTATE SECURITIES FUND has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies. Under normal market conditions, the Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"), with an expected emphasis on equity REITs.

EQUITY INCOME FUND has an objective of long-term growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of issuers believed by the Fund's adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

EQUITY INDEX FUND has an objective of providing investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Fund's adviser believes that its objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.

STOCK FUND has a primary objective of capital appreciation and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

DIVERSIFIED GROWTH FUND has a primary objective of long-term growth of capital and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of a diverse group of companies that, in the Fund's adviser's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.

SPECIAL EQUITY FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies (those with market capitalizations from $1 billion to $5 billion at the time of purchase). The Fund's policy is to invest in equity securities which the Fund's adviser believes offer the potential for greater than average capital appreciation. In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

REGIONAL EQUITY FUND has an objective of capital appreciation. The Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. The Fund invests in the securities of rapidly growing companies within this size category and geographic area. In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

EMERGING GROWTH FUND has an objective of growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) that exhibit, in the Fund's adviser's opinion, outstanding potential for superior growth. Companies that participate in sectors that are identified by the adviser as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings.

SMALL CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase). In selecting equity securities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

MICRO CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of very small-capitalization companies (those with market capitalizations of less than $500 million at the time of purchase). In selecting equity seecurities, the Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

INTERNATIONAL INDEX FUND has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The Fund's adviser believes that its objective can be best achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund.

INTERNATIONAL FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

HEALTH SCIENCES FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's adviser considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine.

TECHNOLOGY FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's adviser believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

INVESTMENT ADVISER AND SUB-ADVISER. U.S. Bank National Association (the "Adviser" or "U.S. Bank") serves as investment adviser to each of the Funds through its First American Asset Management group. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") serves as sub-adviser to International Fund. See "Management."

DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

ELIGIBLE INVESTORS; OFFERING PRICES. Class C Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class C Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."

EXCHANGES. Class C Shares of any Fund may be exchanged for Class C Shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."

REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."

RISKS TO CONSIDER. Each of the Funds is subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities.

Because each of the Funds other than Equity Index Fund and International Index Fund is actively managed to a greater or lesser degree, their performance will reflect in part the ability of the Adviser or Sub-Adviser to select securities which are suited to achieving their investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.

In addition, (i) certain of the Funds are subject to risks associated with investing in small-capitalization companies; (ii) Micro Cap Value Fund is subject to risks associated with investing in very small-capitalization companies; (iii) Regional Equity Fund is subject to risks associated with concentrating its investments in a single geographic region; (iv) Real Estate Securities Fund, Health Sciences Fund and Technology Fund are subject to risks associated with concentrating their investments in a single or related economic sectors; (v) Real Estate Securities Fund is subject to risks associated with direct investments in REITs; (vi) International Index Fund and International Fund are subject to risks associated with investing in foreign securities and to currency risk; (vii) Equity Income Fund may invest a significant portion of its assets in less than investment grade convertible debt obligations; (viii) certain Funds other than International Index Fund and International Fund may invest specified portions of their assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depository Receipts or, in the case of Balanced Fund, are debt obligations of foreign issuers denominated in United States dollars; and (ix) certain Funds may invest (but not for speculative purposes) in stock index futures contracts, options on stock indices, options on stock index futures, index participation contracts based on the S&P 500 or the EAFE Index and/or exchange traded put and call options on interest rate futures contracts and on interest rate indices. See "Investment Objectives and Policies" and "Special Investment Methods."

SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

                 (This page has been left blank intentionally.)

FEES AND EXPENSES

CLASS C SHARE FEES AND EXPENSES


                                              REAL ESTATE      EQUITY     EQUITY                DIVERSIFIED
                                      BALANCED SECURITIES      INCOME      INDEX      STOCK          GROWTH
                                          FUND       FUND        FUND       FUND       FUND            FUND

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on
purchases                                 None       None        None       None       None            None

Maximum sales load imposed on
reinvested dividends                      None       None        None       None       None            None

Deferred sales load                       None       None        None       None       None            None

Redemption fees                           None       None        None       None       None            None

Exchange fees                             None       None        None       None       None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fees
(after voluntary fee waivers)(1)          0.62%      0.45%       0.53%      0.17%      0.61%           0.61%

Rule 12b-1 fees                           None       None        None       None       None            None

Other expenses(1)                         0.18%      0.35%       0.22%      0.18%      0.19%           0.19%

Total fund operating expenses
(after voluntary fee waivers(1)           0.80%      0.80%       0.75%      0.35%      0.80%           0.80%

EXAMPLE(2)

You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at the end of each time period:

 1 year                                   $ 8         $ 8         $ 8        $ 4        $ 8             $ 8

 3 years                                  $26         $26         $24        $11        $26             $26

 5 years                                  $44         $44         $42        $20        $44             $44

10 years                                  $99         $99         $93        $44        $99             $99


+ The advisory fees, other expenses, and total fund operating expense set forth above reflect estimates of current expenses.

(1) The Adviser intends to waive a portion of its fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. The Adviser intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. Notwithstanding the foregoing, the Adviser will maintain such waivers of Stock Fund, Equity Index Fund, Small Cap Value Fund and International Index Fund in effect through September 30, 1998. For Special Equity Fund and International Fund, the Adviser has agreed to waive advisory fees on a voluntary basis to the extent necessary to keep total fund operating expenses for the current fiscal year from exceeding 0.09% and 1.75%, respectively. Absent any fee waivers, investment advisory fees as an annualized percentage of average daily net assets would be 0.70% for each Fund except International Fund, as to which they would be 1.25%; and total fund operating expenses calculated on such basis would be 0.88% for Balanced Fund, 1.05% for Real Estate Securities Fund, 0.92% for Equity Income Fund, 0.88% for Equity Index Fund, 0.89% for Stock Fund, 0.89% for Diversified Growth Fund, 0.90% for Special Equity Fund, 0.90% for Regional Equity Fund, 0.91% for Emerging Growth Fund, 0.90% for Small Cap Value Fund, 1.07% for Micro Cap Value Fund, 0.99% for International Index Fund, 1.67% for International Fund, 1.04% for Health Sciences Fund, and 0.92% for Technology Fund. "Other expenses" includes an administration fee and, for Small Cap Value Fund and International Index Fund, is based on estimated amounts for the current fiscal year.


SPECIAL   REGIONAL   EMERGING  SMALL CAP  MICRO CAP INTERNATIONAL                   HEALTH
 EQUITY     EQUITY     GROWTH      VALUE      VALUE         INDEX  INTERNATIONAL   SCIENCES  TECHNOLOGY
   FUND       FUND       FUND       FUND       FUND          FUND          FUND       FUND        FUND
   None       None       None       None       None          None          None       None        None

   None       None       None       None       None          None          None       None        None

   None       None       None       None       None          None          None       None        None

   None       None       None       None       None          None          None       None        None

   None       None       None       None       None          None          None       None        None

   0.70%      0.70%      0.69%      0.70%+     0.53%         0.46%+        1.25%      0.56%       0.68%

   None       None       None       None       None          None          None       None        None

   0.19%      0.20%      0.21%      0.20%+     0.37%         0.29%+        0.42%      0.34%       0.22%

   0.89%      0.90%      0.90%      0.90%+     0.90%         0.75%+        1.67%      0.90%       0.90%

   $   9       $  9       $  9       $  9       $  9         $  8          $ 17       $  9        $  9

   $  28       $ 29       $ 29       $ 29       $ 29         $ 24          $ 53       $ 29        $ 29

   $  49       $ 50       $ 50       $ 50       $ 50         $ 42          $ 91       $ 50        $ 50

   $ 110       $111       $111       $111       $111         $ 93          $198       $111        $111


(2) Absent the fee waivers referred to in (1) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Balanced Fund, $ 9, $28, $49 and $108; Real Estate Securities Fund, $11, $33, $58 and $128; Equity Income Fund, $9, $29, $51 and $113; Equity Index Fund , $9, $28, $49 and $108; Stock Fund, $9, $28, $49 and $110; Diversified Growth Fund, $9, $28, $49 and $110; Special Equity Fund, $9, $29, $50 and $111; Regional Equity Fund, $9, $29, $50 and $111; Emerging Growth Fund, $9, $29, $50 and $112;
     Small Cap Value Fund, $9, $29, $50 and $111; Micro Cap Value Fund, $11, $34, $59 and $131; International Index Fund, $10, $32, $55 and $121;
     International Fund, $17, $53, $91 and $198; Health Sciences Fund, $11, $33, $57 and $127; and Technology Fund, $9, $29, $51 and $113.

INFORMATION CONCERNING FEES AND EXPENSES

The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following audited financial highlights for each of the Funds should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual reports to shareholders dated September 30, 1997 and dated November 30, 1997 (for Small Cap Value Fund and International Index Fund).

Further information about the Funds' performance is contained in such FAIF annual reports which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the periods ended September 30,

For a share outstanding throughout the period

                                              REALIZED AND
                                                UNREALIZED  DIVIDENDS DISTRIBUTIONS
                          NET ASSET        NET    GAINS OR   FROM NET          FROM
                    VALUE BEGINNING INVESTMENT (LOSSES ON) INVESTMENT       CAPITAL
                          OF PERIOD     INCOME INVESTMENTS     INCOME         GAINS
BALANCED FUND Class C
1997                         $13.15      $0.42      $ 2.86     $(0.42)      $(0.58)
1996                          12.13       0.42        1.43      (0.42)       (0.41)
1995                          10.54       0.40        1.73      (0.39)       (0.15)
1994(2)                       10.86       0.25       (0.32)     (0.25)          --

REAL ESTATE SECURITIES FUND Class C
1997                         $11.53      $0.74      $ 3.43     $(0.67)      $(0.03)
1996                          10.37       0.57        1.29      (0.53)          --
1995(6)                       10.00       0.13        0.39      (0.11)          --

EQUITY INCOME FUND Class C
1997                         $12.66      $0.43      $ 3.40     $(0.44)      $(0.35)
1996                          11.24       0.42        1.43      (0.42)       (0.01)
1995                           9.89       0.41        1.35      (0.41)          --
1994(3)                        9.90       0.07       (0.03)     (0.05)          --

EQUITY INDEX FUND Class C
1997                         $15.47      $0.29      $ 5.70     $(0.29)      $(0.43)
1996                          13.34       0.31        2.31      (0.31)       (0.18)
1995                          10.67       0.28        2.75      (0.27)       (0.09)
1994(2)                       10.85       0.20       (0.18)     (0.20)          --

STOCK FUND Class C
1997                         $22.60      $0.39      $ 7.90     $(0.38)      $(1.76)
1996                          19.56       0.42        4.09      (0.42)       (1.05)
1995                          16.50       0.36        3.64      (0.35)       (0.59)
1994(1)                       16.47       0.25        0.03      (0.25)          --

+    Returns are for the period indicated and have not been annualized.

(A) Beginning in 1996, average commission rate paid per share is disclosed for all applicable securities purchases and sales subject to commissions. The comparability of this information may be affected by the fact that commission rates vary significantly among foreign countries.

(B) Represents a distribution or partial distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.

(1) This class of shares has been offered since February 4. 1994 (the Fund itself having commenced operations on December 14, 1992). All ratios for the period have been annualized.

(2) Commenced operations on June 30, 1995. All ratios for the period have been annualized.

(3) This class of shares has been offered since August 2, 1994 (the Fund itself having commenced operations on December 18, 1992). All ratios for the period have been annualized.

(4) This class of shares has been offered since February 4, 1994 (the Fund itself having commenced operations on December 22, 1987). All ratios for the period have been annualized.

(5) Commenced operations on April 4, 1994. All ratios for the period have been annualized.

(6) The financial highlights for International Index Fund and Small Cap Value Fund as set forth herein include the historical financial highlights of the Qualivest International Opportunities Fund and the Qualivest Small Companies Value Fund (Class Y shares), respectively. The assets of the Qualivest International Opportunities Fund and the Qualivest Small Companies Value Fund were acquired by International Index Fund and Small Cap Value Fund respectively, on November 21, 1997. In connection with such acquisition, the Class Y and Class Q shares of the Qualivest International Opportunities Fund and the Qualivest Small Companies Value Fund were exchanged for Class C Shares of International Index Fund and Small Cap Value Fund, respectively.

                                                                                      RATIO OF
                                                                     RATIO OF NET  EXPENSES TO
                NET ASSET                                  RATIO OF    INVESTMENT      AVERAGE
DISTRIBUTIONS       VALUE                   NET ASSETS  EXPENSES TO     INCOME TO   NET ASSETS   PORTFOLIO       AVERAGE
         FROM      END OF         TOTAL         END OF      AVERAGE       AVERAGE   (EXCLUDING    TURNOVER    COMMISSION
CAPITAL GAINS      PERIOD        RETURN   PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)        RATE      RATE (A)

       $   --      $15.43         26.17%    $  418,087         0.80%        2.99%         0.88%         84%     $ 0.0700
           --       13.15         15.89        332,786         0.80         3.31          0.89          73        0.0619
           --       12.13         20.89        192,145         0.79         3.61          0.94          77            --
           --       10.54         (0.64)+      125,285         0.75         3.51          1.05          98            --

       $(0.01)     $14.99         37.07%    $   40,501         0.80%        4.57%         1.05%         14%     $ 0.0700
        (0.17)      11.53         18.53         17,895         0.80         5.13          1.51           8        0.0704
        (0.04)      10.37          5.19+         5,756         0.80         6.01          2.34           0            --

        $  --      $15.70         31.45%    $  369,919         0.75%        3.12%         0.92%         39%     $ 0.0571
           --       12.66         16.79         64,590         0.75         3.50          0.95          23        0.0700
           --       11.24         18.24         52,126         0.75         4.11          1.06          23            --
           --        9.89          0.45+        17,489         0.75         5.61          1.14         108            --

        $  --      $20.74         39.85%    $  557,258         0.35%        1.62%         0.88%          8%     $ 0.0419
           --       15.47         19.98        348,539         0.35         2.14          0.90          10        0.0377
           --       13.34         29.17        218,932         0.35         2.41          0.95           9            --
           --       10.67          0.18+       163,688         0.35         2.59          1.03          11            --

        $  --      $28.75         39.13%    $1,095,262         0.80%        1.39%         0.89%         57%     $ 0.0640
           --       22.60         24.32        471,206         0.80         1.90          0.88          40        0.0653
           --       19.56         25.50        312,559         0.79         2.10          0.94          52            --
           --       16.50          1.70+       154,949         0.75         2.28          1.01          65            --

(7) For the four month period ended November 30, 1997. All ratios for the period have been annualized.

(8) The board of directors of FAIF approved a change in the Funds' fiscal year end from July 31 to November 30, effective November 30, 1997.

(9)  For the period ended July 31.

(10) Commenced operations on August 1, 1994. All ratios for the period have been annualized.

(11) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

(12) Commenced operations on July 3, 1995. All ratios for the period have been annualized.

(13) Commenced operations on January 31, 1996. All ratios for the period have been annualized.

For the periods ended September 30,

For a share outstanding throughout the period


                                                    REALIZED AND
                                                      UNREALIZED  DIVIDENDS DISTRIBUTIONS
                                NET ASSET        NET    GAINS OR   FROM NET          FROM
                          VALUE BEGINNING INVESTMENT (LOSSES ON) INVESTMENT       CAPITAL
                                OF PERIOD     INCOME INVESTMENTS     INCOME         GAINS
DIVERSIFIED GROWTH FUND Class C
1997                               $13.66     $ 0.12      $ 4.26     $(0.13)       $(0.27)
1996                                11.78       0.18        1.88      (0.18)           --
1995                                 9.10       0.17        2.67      (0.16)           --
1994(3)                              8.92       0.03        0.18      (0.03)           --

SPECIAL EQUITY FUND Class C
1997                               $20.43     $ 0.16      $ 6.98     $(0.16)       $(3.20)
1996                                17.89       0.25        3.95      (0.24)        (1.42)
1995                                17.30       0.38        1.61      (0.38)        (1.02)
1994(1)                             16.34       0.22        0.96      (0.22)           --

REGIONAL EQUITY FUND Class C
1997                               $17.75     $ 0.05      $ 6.18     $(0.13)       $(0.69)
1996                                17.13       0.09        1.70      (0.06)       $(1.11)
1995                                12.52       0.11        4.90      (0.08)        (0.32)
1994(2)                             12.41       0.07        0.11      (0.07)           --

EMERGING GROWTH FUND Class C
1997                               $14.79     $(0.04)     $ 3.55     $   --        $(0.66)
1996                                13.41      (0.03)       1.77      (0.01)        (0.35)
1995                                10.56       0.03        2.99      (0.02)        (0.15)
1994(4)                             10.00       0.01        0.56      (0.01)           --

SMALL CAP VALUE FUND(7) Class C
1997(8)(9)                         $17.87     $(0.01)     $ 0.37     $   --        $   --
1997(12)                            13.96       0.04        5.43      (0.04)        (1.52)
1996(12)                            13.26       0.06        1.81      (0.06)        (1.11)
1995(10)(12)                        10.00       0.13        3.30      (0.12)        (0.05)

MICRO CAP VALUE FUND Class C
1997(11)                           $10.00     $   --      $ 0.95     $   --        $   --

INTERNATIONAL INDEX FUND(7) Class C
1997(8)(9)                         $12.37     $ 0.06      $(1.41)    $(0.03)       $   --
1997(12)                            10.69       0.13        1.70      (0.13)(B)     (0.02)
1996(12)                            10.48       0.09        0.18      (0.06)           --
1995(12)(13)                        10.00       0.01        0.47         --            --

INTERNATIONAL FUND Class C
1997                               $10.31     $ 0.03      $ 3.06     $(0.17)(B)    $   --
1996                                10.30      (0.01)       0.22      (0.20)(B)        --
1995                                10.22       0.01        0.07         --            --
1994(4)                             10.00      (0.01)       0.23         --            --

HEALTH SCIENCES FUND Class C
1997                               $ 9.87     $(0.01)     $ 2.33     $(0.01)       $(0.10)
1996(5)                             10.00       0.03       (0.15)     (0.01)           --

TECHNOLOGY FUND Class C
1997                               $19.29     $(0.06)     $ 3.12     $   --        $(2.06)
1996                                18.24      (0.04)       2.98         --         (1.89)
1995                                11.19      (0.03)       7.31         --         (0.23)
1994(4)                             10.00      (0.01)       1.20         --            --




                                                                                      RATIO OF
                                                                     RATIO OF NET  EXPENSES TO
                NET ASSET                                  RATIO OF    INVESTMENT      AVERAGE
DISTRIBUTIONS       VALUE                  NET ASSETS  EXPENSES TO  INCOME (LOSS)    NET ASSETS    PORTFOLIO         AVERAGE
  FROM RETURN      END OF         TOTAL        END OF      AVERAGE    TO AVERAGE    (EXCLUDING     TURNOVER      COMMISSION
   OF CAPITAL      PERIOD        RETURN  PERIOD (000)   NET ASSETS    NET ASSETS      WAIVERS)         RATE        RATE (A)
          $--      $17.64         32.75%     $681,151         0.80%         0.77%         0.89%          34%        $0.0633
           --      $13.66         17.58       255,900         0.79          1.39          0.92           21          0.0593
           --       11.78         31.57       132,854         0.75          1.69          1.01           28              --
           --        9.10          2.36+       31,875         0.75          2.37          1.08          101              --

          $--      $24.21         40.25%     $509,308         0.89%         0.82%         0.90%          82%        $0.0691
           --       20.43         25.61       247,828         0.88          1.35          0.88          143          0.0673
           --       17.89         12.84       201,786         0.88          2.30          0.95           72              --
           --       17.30          7.31+      128,806         0.79          1.93          1.03          116              --

          $--      $23.16         36.49%     $351,007         0.90%         0.35%         0.90%          17%        $0.0699
           --       17.75         11.27       259,138         0.88          0.49          0.90           36          0.0697
           --       17.13         41.40       188,583         0.84          0.78          0.95           42              --
           --       12.52          1.46+       96,045         0.80          0.82          1.05           41              --

          $--      $17.64         25.19%     $151,607         0.90%        (0.28)%        0.91%          54%        $0.0681
           --       14.79         13.39        73,025         0.89         (0.24)         0.96           39          0.0700
           --       13.41         29.16        41,716         0.84          0.20          1.19           51              --
           --       10.56          5.68+        6,849         0.80          0.23          2.59           19              --

          $--      $18.23          2.01%+    $461,046         1.06%        (0.06)%        1.06%           3%        $0.0638
           --       17.87         41.96       449,988         1.06          0.25          1.06           29          0.0519
           --       13.96         14.94       297,793         1.08          0.41          1.08           34          0.0398
           --       13.26         34.76+      209,626         0.60          1.20          1.12           37             N/A

          $--      $10.95          9.50%     $246,601         0.90%        (0.02)%        1.07%           0%        $0.0676

          $--      $10.99        (10.93)%+   $155,976         0.66%         1.23%         0.95%           0%        $0.0207
           --       12.37         17.24       210,538         0.73          1.15          1.03            3          0.0241
           --       10.69          2.56       142,478         0.81          1.18          1.10            6          0.0221
           --       10.48          4.80+       60,073         1.18          1.32          1.39            0             N/A

          $--      $13.23         30.38%     $217,414         1.67%         0.06%         1.67%          96%        $0.0199
           --       10.31          2.11       135,238         1.72         (0.06)         1.72          100          0.0345
           --       10.30          0.78        94,400         1.74          0.12          1.81           57              --
           --       10.22          2.20+       47,963         1.75         (0.19)         2.05           16              --

          $--      $12.08         23.89%     $ 41,243         0.90%         0.06%         1.04%          54%        $0.0695
           --        9.87         (1.20)%+   $ 12,485         0.90          0.43          1.87           19         $0.0700

          $--      $20.29         17.95%     $148,659         0.90%        (0.41)%        0.92%         150%        $0.0675
           --       19.29         18.85        64,602         0.90         (0.60)         1.01          119          0.0700
           --       18.24         66.22        29,272         0.88         (0.35)         1.30           74              --
           --       11.19         11.90%+       6,491         0.80         (0.21)         3.12           43              --



     The following unaudited financial highlights for Micro Cap Value Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Fund's unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998.

     Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the periods ended December 31, 1997.


                                                            REALIZED AND        DIVIDENDS
                              NET ASSET              NET     UNREALIZED          FROM NET      DISTRIBUTION
                        VALUE BEGINNING       INVESTMENT      GAINS ON          INVESTMENT         FROM
                              OF PERIOD           INCOME     INVESTMENTS          INCOME      CAPITAL GAIN
Micro Cap Value Fund (1)
     Class C                  $10.00              $0.01       $(0.04)           $(0.01)          $(0.59)


                              WIDE TABLE CONTINUED

                                                                                          RATIO OF
                                                  NET                   RATIO OF NET    EXPENSES TO
                            NET ASSET           ASSETS     RATIO OF      INVESTMENT       AVERAGE
                              VALUE             END OF    EXPENSES TO    INCOME TO      NET ASSETS                  AVERAGE
                             END OF     TOTAL   PERIOD     AVERAGE        AVERAGE       (EXCLUDING    PORTFOLIO    COMMISSION
                             PERIOD    RETURN    (000)    NET ASSETS    NET ASSETS        WAIVERS)     TURNOVER        (B)
Micro Cap Value Fund (1)
     Class C                 $ 9.37   (0.19)%+  $220,228    0.88%         0.17%            0.97%         2%         $0.0622


+    Return is for the period indicated and has not been annualized.

(1) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

THE FUNDS

FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class C) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

This Prospectus relates only to the Class C Shares of the Funds named on the cover hereof. Information regarding the Class A and Class B Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


INVESTMENT OBJECTIVES AND
POLICIES

This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds except Real Estate Securities Fund, Health Sciences Fund, and Technology Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). Real Estate Securities Fund, Health Sciences Fund, and Technology Fund are non-diversified companies under the 1940 Act.

If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Fund purchases their shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, except in the case of Equity Income Fund, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

BALANCED FUND

OBJECTIVE. Balanced Fund has an objective of maximizing total return (capital appreciation plus income).

INVESTMENT POLICIES. Balanced Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the value of convertible securities attributable to their fixed income characteristics), and between 0% and 25% money market instruments. The Adviser may make moderate shifts among asset classes in order to attempt to increase returns or reduce risk.

With respect to the equity security portion of the Fund's portfolio, the Adviser follows the same investment policies as are described below under "-- Stock Fund -- Investment Policies."

The fixed income portion of the Fund's portfolio is invested in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-related securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the fixed income securities held by the Fund will not exceed 15 years.

The Fund's permitted fixed income investments include notes, bonds and discount notes of United States Government agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser; other investments, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Adviser; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities will not exceed 10% in the aggregate of the value of the total fixed income securities held by the Fund.

Subject to the foregoing limitations, the fixed income securities in which the Fund may invest include (i) mortgage-backed securities (provided that the Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only or inverse floating rate mortgage-backed securities); (ii) asset-backed securities; and (iii) bank instruments. In addition, the Fund may invest up to 15% of its total fixed income assets in foreign securities payable in United States dollars. For information about these kinds of investments and certain associated risks, see the related headings under "Special Investment Methods," and for information concerning certain risks associated with investing in fixed income securities generally, see "Special Investment Methods -- Fixed Income Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; and
(vii) in order to attempt to reduce risk, write covered call options on interest rate indices. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


REAL ESTATE SECURITIES FUND

OBJECTIVE. Real Estate Securities Fund has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies.

INVESTMENT POLICIES. Under normal market conditions, Real Estate Securities Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. For this purpose, a company is deemed to be "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in such real estate. The Fund seeks to invest in equity securities that provide a dividend yield that exceeds the composite dividend yield of the securities included in the S&P 500.

A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment

Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although the Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.


EQUITY INCOME FUND

OBJECTIVE. Equity Income Fund has an objective of long-term growth of capital and income.

INVESTMENT POLICIES. Under normal market conditions, Equity Income Fund invests at least 65% of its total assets in equity securities of issuers believed by the Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

The Fund invests in equity securities that have relatively high dividend yields and which, in the Adviser's opinion, will result in a relatively stable Fund dividend with a growth rate sufficient to maintain the purchasing power of the income stream. Although the Adviser anticipates that higher yielding equity securities will generally represent the core holdings of the Fund, the Fund may invest in lower yielding but higher growth equity securities to the extent that the Adviser believes such investments are appropriate to achieve portfolio balance. All securities held by the Fund will provide current income consistent with the Fund's investment objective.

The "equity securities" in which the Fund may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated at the time of purchase as low as CCC by Standard & Poor's or Caa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Debt obligations rated less than BBB by Standard & Poor's or Baa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Obligations rated CCC by

Standard & Poor's or Caa by Moody's are considered to be of poor standing and are predominantly speculative. Descriptions of Standard & Poor's and Moody's rating categories are contained in the Statement of Additional Information. If the rating of an obligation is reduced below the categories set forth above after purchase or is discontinued, the Fund is not required to sell the obligation but may consider doing so.

Purchases of less than investment grade convertible debt obligations are intended to advance the Fund's objective of long-term growth of capital through the "upside" potential of the obligations' conversion features and to advance the Fund's objective of income through receipt of interest payable on the obligations. The Fund will not invest more than 25% of its total assets in convertible debt obligations which are rated less than investment grade or which are of comparable quality in the judgment of the Adviser. For the year ended September 30, 1997, the following weighted average percentages of the Fund's total assets were invested in convertible and nonconvertible debt obligations with the indicated Standard & Poor's ratings or their equivalents: AAA, 0%; AA, 0%; A, 0%; BBB, 1%; BB, 0%; B, 1%; and CCC, 0%.

Debt obligations which are rated less than investment grade generally are subject to greater market fluctuations and greater risk of loss of income and principal due to default by the issuer than are higher-rated obligations. The value of these obligations tends to reflect short-term corporate, economic, interest rate and market developments and investor perceptions of the issuer's credit quality to a greater extent than investment grade obligations. In addition, since the market for these obligations is relatively new and does not have as many participants as the market for higher-rated obligations, it may be more difficult to dispose of or to determine the value of these obligations. In the case of a convertible debt obligation, these risks may be present in a greater degree where the principal amount of the obligation is greater than the current market value of the common stock into which it is convertible.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


EQUITY INDEX FUND

OBJECTIVE. Equity Index Fund has an objective of providing investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

INVESTMENT POLICIES. Equity Index Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Adviser believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.

Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment, nor is Standard & Poor's a sponsor of or in any way affiliated with the Fund.

The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds. Inasmuch as the common stock of the Adviser's parent company U.S. Bancorp is included in the S&P 500, such stock may be purchased by the Fund consistent with its indexing-based policies.

Because the Fund may not always hold all of the stocks included in the S&P 500, the Fund will not duplicate the S&P 500's performance precisely. However, there will be a close correlation between the Fund's performance and that of the S&P 500 in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the S&P 500's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the S&P 500; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may engage in securities lending as described under "Special Investment Methods -- Lending of Portfolio Securities."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

STOCK FUND

OBJECTIVES. Stock Fund has a primary objective of capital appreciation. A secondary objective of the Fund is to provide current income.

INVESTMENT POLICIES. Under normal market conditions, Stock Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


DIVERSIFIED GROWTH FUND

OBJECTIVES. Diversified Growth Fund has a primary objective of long-term growth of capital. A secondary objective of the Fund is to provide current income.

INVESTMENT POLICIES. Under normal market conditions, Diversified Growth Fund invests at least 65% of its total assets in equity securities of a diverse group of companies that, in the Adviser's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


SPECIAL EQUITY FUND

OBJECTIVE. Special Equity Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Under normal market conditions, Special Equity Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies. For these purposes, mid-capitalization companies are deemed those with market capitalizations of from $1 billion to $5 billion at the time of purchase. In selecting equity securities, the Adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


REGIONAL EQUITY FUND

OBJECTIVE. Regional Equity Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Regional Equity Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Adviser will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

In addition to the risks associated with investing in small-capitalization companies, see "-- Risks to Consider -- Small-Capitalization Companies" below, the Fund's policy of concentrating its equity investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region. Although the region in which the Fund principally invests has a diverse industrial base (including, but not limited to, agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), this industrial base is not as diverse as that of the country as a whole. The Fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities without regard to the location of the issuer's headquarters or the issuer's market capitalization and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


EMERGING GROWTH FUND

OBJECTIVE. Emerging Growth Fund has an objective of growth of capital.

INVESTMENT POLICIES. Under normal market conditions, Emerging Growth Fund invests at least 65% of its total assets in equity securities of small-capitalization companies that exhibit, in the Adviser's opinion, outstanding potential for superior growth. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. Companies that participate in sectors that are identified by the Adviser as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected by the Adviser to produce superior growth in revenues and earnings.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


SMALL CAP VALUE FUND

OBJECTIVE. Small Cap Value Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalization of less than $1 billion at the time of purchase. In selecting equity securities, the Adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at time of purchase. In assessing relative value, the Adviser will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


MICRO CAP VALUE FUND

OBJECTIVE. Micro Cap Value Fund has an objective of capital appreciation.

INVESTMENT POLICIES. Under normal market conditions, Micro Cap Value Fund invests at least 65% of its total assets in equity securities of very small-capitalization companies. For these purposes, very small-capitalization companies are deemed those with market capitalizations of less than $500 million at the time of purchase. In selecting equity securities, the Adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at time of purchase. In assessing relative value, the Adviser will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $500 million or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


INTERNATIONAL INDEX FUND

OBJECTIVE. International Index Fund has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index").

INVESTMENT POLICIES. International Index Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The EAFE Index includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore/Malaysia. The Adviser believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. Normally, International Index Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries.

Morgan Stanley designates the stocks included in the EAFE Index. A particular stock's weighting in the EAFE Index is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the EAFE Index. From time to time, Morgan Stanley may add or delete stocks to or from the EAFE Index. Inclusion of a particular stock in the EAFE Index does not imply any opinion by Morgan Stanley as to its merits as an investment, nor is Morgan Stanley a sponsor of or in any way affiliated with the Fund.

The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the EAFE Index, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in an industry or country closely approximates the percentage of the EAFE Index represented by that industry or country. Portfolio turnover is expected to be well below that of actively managed mutual funds.

Because the Fund may not always hold all of the stocks included in the EAFE Index, the Fund will not duplicate the EAFE Index performance precisely. However, there will be a close correlation between the Fund's performance and that of the EAFE Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. The Fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities market, the manner in which Morgan Stanley calculates the EAFE Index, administrative and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Fund), the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the EAFE Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the EAFE Index. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the EAFE Index; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may enter into repurchase agreements and engage in securities lending as described under "Special Investment Methods -- Repurchase Agreements" and "Special Investment Methods -- Lending of Portfolio Securities."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


INTERNATIONAL FUND

OBJECTIVE. International Fund has an objective of long-term growth of capital.

INVESTMENT POLICIES. Under normal market conditions, International Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Generally these securities are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. The securities in which the Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts. The Fund also may hold securities of other investment companies (which investments are also subject to the advisory fee) and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

The Fund may invest in securities of issuers in, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, The

Philippines, Poland, Portugal, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in United States companies.

In investing the Fund's assets, the Sub-Adviser expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies; (viii) write covered call options on foreign currencies owned by the Fund; and (ix) enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

Under normal market conditions, it is expected that the Fund will be fully invested in equity securities and related hedging instruments (except for short-term investments of cash for liquidity purposes and pending investment). However, for temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

International Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign Securities" and "-- Foreign Currency Transactions" elsewhere herein. Because of the special risks associated with foreign investing and the Sub-Adviser's ability to invest substantial portions of the Fund's assets in a small number of countries, the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.


HEALTH SCIENCES FUND

OBJECTIVE.

Health Sciences Fund has an objective of long-term growth of capital.

INVESTMENT POLICIES. Under normal market conditions, Health Sciences Fund invests at least 65% of its total assets in equity securities of companies which the Adviser considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine. Examples of these products and services include pharmaceuticals, health care services and administration, diagnostics, medical equipment and supplies, medical technology, and medical research and development. The Adviser anticipates investing in companies that have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services, increasing demand for a company's products or services, established market leadership, or exceptional management. A company will be deemed "principally engaged" in the health sciences industries if at the time of investment the Adviser determines that at least 50% of its assets, revenues or profits are derived from those industries.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

Health Sciences Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.


TECHNOLOGY FUND

OBJECTIVE. Technology Fund has an objective of long-term growth of capital.

INVESTMENT POLICIES. Under normal market conditions, Technology Fund invests at least 65% of its total assets in equity securities of companies which the Adviser believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. The description of the technology sector is interpreted broadly by the Adviser and may include such products or services as inexpensive computing power, such as personal computers; improved methods of communications, such as satellite transmission; or labor saving machines or instruments, such as computer-aided design equipment. The prime emphasis of the Fund is to identify those companies positioned, in the Adviser's opinion, to benefit from technological advances in areas such as semiconductors, minicomputers and peripheral equipment, scientific instruments, computer software, communications, and future automation trends in both office and factory settings.

The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

Technology Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. In addition, competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.


RISKS TO CONSIDER

An investment in any of the Funds involves certain risks in addition to those noted above with respect to particular Funds. These include the following:

EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Funds is subject to the risk of generally adverse equity markets.

SMALL-CAPITALIZATION COMPANIES. Regional Equity Fund, Emerging Growth Fund, Small Cap Value Fund and Micro Cap Value Fund emphasize investments in companies with small or very small market capitalizations, and the remaining Funds (excluding Equity Index Fund and International Index Fund) are permitted to invest in equity securities of such companies. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Funds invest in small or very small capitalization companies, they are subject to this risk of greater volatility.

ACTIVE MANAGEMENT. All of the Funds other than Equity Index Fund and International Index Fund are actively managed to a greater or lesser degree by the Adviser or, in the case of International Fund, the Sub-Adviser. The performance of these

Funds therefore will reflect in part the ability of the Adviser or Sub-Adviser to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.

FOREIGN SECURITIES. International Index Fund and International Fund are subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign securities. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Funds may be subject to greater volatility than most mutual funds which invest principally in domestic securities.

OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


MANAGEMENT

The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.


INVESTMENT ADVISER

U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment adviser through its First American Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Adviser was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Adviser.

Each of the Funds other than International Fund has agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays the Adviser a monthly fee calculated on the same basis equal to 1.25% of its average daily net assets, out of which the Adviser pays the Sub-Adviser's fee. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except, with respect to the Class C Shares of Stock Fund, Equity Index Fund, Small Cap Value Fund and International Index Fund, the Adviser will maintain current waivers in effect through September 30, 1998. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

While the advisory fee payable to the Adviser with respect to International Fund is higher than the advisory fee paid by most mutual funds, the Adviser believes it is comparable to that paid by many funds having similar investment objectives and policies.

The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.


SUB-ADVISER TO INTERNATIONAL FUND

Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Adviser to International Fund under an agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-Advisory Agreement, the Sub-Adviser is paid a monthly fee by the Adviser calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million, and 0.40% of International Fund's average daily net assets in excess of $500 million.

The Sub-Adviser, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-Adviser is owned by Mr. Marvin, Mr. Palmer and 24 other holders. The Sub-Adviser is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1997, the Sub-Adviser managed a total of $4.7 billion in investments for 50 institutional investors.


PORTFOLIO MANAGERS

Balanced Fund and Stock Fund are managed by a committee comprised of Mr. Doak, Mr. Murphy, Mr. Rovner, Mr. Dubiak, Mr. Whitcomb, Mr. Shields and Mr. Twele, whose backgrounds are set forth below. Equity Income Fund and Diversified Growth Fund are managed by a committee comprised of Mr. Bren, Mr. Doak, Mr. Dubiak, Ms. Johnson, Mr. Murphy, Mr. Whitcomb, and Mr. Glenn Johnson, whose backgrounds also are set forth below. Health Sciences Fund, Regional Equity Fund, Emerging Growth Fund, Small Cap Value Fund and Micro Cap Value Fund are managed by a committee comprised of Mr. Dubiak, Mr. Bren, Mr. Rose, Mr. Buss, Mr. Hipple and Mr. Magdlen, whose backgrounds also are set forth below. The remaining Funds are managed or co-managed as indicated below.

JAMES DOAK is a member of the committees which manage four of the Funds, as set forth above. Mr. Doak joined the Adviser in 1982 after serving for two years as vice president of INA Capital Advisors and ten years as Vice President of Loomis-Sayles & Co. He has managed assets for individual and institutional clients, specializing in equity investments. Mr. Doak received his bachelor's degree from Brown University and his master's degree in business administration from the Wharton School of Business. He is a Chartered Financial Analyst.

JOHN M. MURPHY, JR. is a member of the committees which manage four of the Funds, as set forth above. Mr. Murphy is Chief Investment Officer of the Adviser's First American Asset Management group, having joined the Adviser in 1984. He has more than 30 years in the investment management field and served with Investment Advisers, Inc. and Blyth, Eastman, Dillon & Co. before joining the Adviser. Mr. Murphy received his bachelor's degree from Regis College.

JAMES S. ROVNER is a member of the committee which manages two of the Funds, as set forth above, and he is portfolio co-manager for Special Equity Fund, Equity Index Fund and International Index Fund. Mr. Rovner joined the Adviser in 1986 and has managed assets for institutional and individual clients for over 15 years, specializing in equity and balanced investment strategies. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin. He is a Chartered Financial Analyst.

GERALD C. BREN is a member of the committees which manage seven of the Funds, as set forth above. Mr. Bren joined the Adviser in 1972 as an investment analyst. Mr. Bren received his master's degree in business administration from the University of Chicago. He is a Chartered Financial Analyst.

ALBIN S. DUBIAK is a member of the committees which manage nine of the Funds, as set forth above. Mr. Dubiak began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining the Adviser as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona.

CORI B. JOHNSON is a member of the committee which manages two of the Funds, as set forth above, and she is portfolio co-manager for Real Estate Securities Fund. She joined the Adviser in 1991 as a securities analyst. Ms. Johnson received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.

ROLAND P. WHITCOMB, JR. is a member of the committees which manage four of the Funds, as set forth above, and he is portfolio co-manager for Technology Fund. Mr. Whitcomb joined the Adviser in 1986 after serving as an account executive with Smith Barney & Co. since 1979. Mr. Whitcomb received his bachelor's degree from the University of Chicago. He is a Chartered Financial Analyst.

KEVIN SHIELDS is a member of the committee which manages two of the Funds and is portfolio co-manager for Special Equity Fund. Mr. Shields joined the Adviser in 1993 and has five years of investment industry experience. Mr. Shields has analytic responsibilities for the banking, financial services and insurance industries. Mr. Shields received his bachelor's degree from Marquette University and his master's degree from the Applied Security and Analysis program at the University of Wisconsin.

JOHN A. TWELE is a member of the committee which manages two of the Funds, as set forth above. Prior to joining the Adviser in 1996, he was employed in various positions at American Express Financial Advisors, Investment Advisers, Inc., Kemper Financial, and Mercantile Trust. Mr. Twele received his bachelor's degree from Indiana University.

DOUGLAS K. ROSE is a member of the committee which manages five of the Funds. Mr. Rose joined the Adviser in 1996 and has ten years of investment industry experience. Mr. Rose has analytic responsibilities for business services, environmental services, leisure and restaurant/lodging industries. Mr. Rose holds a bachelor's degree from the University of Nebraska, and master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

ROBERT L. BUSS is a member of the committee which manages five of the Funds. Mr. Buss joined the Adviser in 1989 and has nine years of investment industry experience. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. Mr. Buss holds a bachelor's degree in economics from the University of Minnesota.

ANTHONY W. HIPPLE is a member of the committee which manages five of the Funds. Mr. Hipple is primarily responsible for portfolio analytics and screening. Mr Hipple joined the Adviser in 1996 and has four years of investment industry experience. Mr. Hipple holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

EVAN C. LUNDQUIST is portfolio co-manager of Equity Index Fund and International Index Fund. He joined the Adviser in 1993 and has four years of investment industry experience. Mr. Lundquist has analytic responsibilities for paper/forest products, metals and mining, steel, engineering and construction, and building and appliances industries. Mr. Lundquist received his bachelor's degree from St. Mary's College.

FRANK G. MAGDLEN is a member of the committee which manages five of the Funds. He joined the Adviser in 1979 and has 24 years of investment industry experience. Prior to joining the Adviser, he was with First Interstate and Farmers Group. Mr. Magdlen received his bachelor's degree from the University of Portland and his master's degree in business administration from the University of Southern California. He is a Chartered Financial Analyst and past president of the Portland Society of Financial Analysts.

GLENN E. JOHNSON is a member of the committee which manages two of the Funds. He joined the Adviser in 1989 and has 13 years of investment industry experience. Prior to joining the Adviser, he was an analyst with Piper Jaffray. Mr. Johnson received his bachelor's degree and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

DAVID JOHNSON is a co-manager of Real Estate Securities Fund. He joined the Adviser in 1997 and has four years of investment industry experience. He has analytic responsibilities for REITs, business services, printing and publishing, and advertising. Prior to joining the Adviser, he was with the State of Wisconsin Investment Board. He received his bachelor's degree from St. Lawrence University and his master's degree in business administration from the University of Connecticut.

A committee comprised of the following seven individuals shares the management of International Fund on behalf of the Sub-Adviser:

DAVID F. MARVIN is Chairman of the Sub-Adviser and founded the firm together with Mr. Palmer in 1986. Before founding the Sub-Adviser, Mr. Marvin was Vice President in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

STANLEY PALMER is President of the Sub-Adviser and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. Mr. Palmer received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

WILLIAM E. DODGE has been Senior Managing Director and Portfolio Manager of the Sub-Adviser since 1996. Mr. Dodge was Chief Investment Strategist and Chairman of the Investment Policy Committee of Dean Witter in New York from 1991 to 1996, and he served as a Senior Portfolio Manager, Director of Quantitative Equity

Strategies, and United States equity analyst at the DuPont Corporation pension fund from 1983 to 1991. From 1976 to 1983 Mr. Dodge served in various United States portfolio management and analytical positions including senior investment manager of a bank trust department from 1981 to 1983. Mr. Dodge received his bachelor's degree and his master's degree in business administration from the University of Massachusetts at Amherst. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

TERRY B. MASON is a Senior Vice President and Portfolio Manager of the Sub-Adviser. Before joining the Sub-Adviser, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. Mr. Mason received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.

JAY F. MIDDLETON is a Vice President and Portfolio Manager for the Sub-Adviser and joined the firm in 1989. Mr. Middleton received his bachelor's degree from Wesleyan University.

TODD D. MARVIN is a Vice President and Portfolio Manager for the Sub-Adviser and joined the firm in 1991. Before joining the Sub-Adviser, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.

DAVID L. SCHAEN is a Vice President and Portfolio Manager of the Sub-Adviser. Before becoming a Portfolio Manager, Mr. Schaen was Head Trader for the Sub-Adviser from 1991 to 1994 and an International Analyst for the Sub-Adviser from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. Mr. Schaen received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.


CUSTODIAN

The custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

As compensation for its services to the Funds, the Custodian is paid monthly fees equal to 0.03% of the applicable Fund's average daily net assets (0.10% of average daily net assets in the case of International Index Fund and International Fund). In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

Rules adopted under the 1940 Act permit International Index Fund and International Fund to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. International Index Fund's and International Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for International Index Fund and International Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of International Index Fund's or International Fund's assets.

Sub-custodian fees with respect to International Index Fund and International Fund are paid by the Custodian out of the Custodian's fees.


ADMINISTRATOR

The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.


DISTRIBUTOR

SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Adviser, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

The Distributor, the Administrator and the Adviser may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, the Distributor and the Adviser and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.


PURCHASES AND REDEMPTIONS
OF SHARES

SHARE PURCHASES AND REDEMPTIONS

Shares of the Funds are sold and redeemed on days on which both the New York Stock Exchange and federally-chartered banks are open for business ("Business Days").

Payment for shares can be made only by wire transfer. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives Federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The Funds reserve the right to reject a purchase order.

The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption requests may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption orders received before 3:00 p.m. Central time, payment will ordinarily be made the next business day by transfer of Federal funds, but payment may be made up to 7 days after the request.

WHAT SHARES COST

Class C Shares of the Funds are sold and redeemed at net asset value. The net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each Business Day, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recently quoted bid price.

Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade. If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by the Reuters system.

Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.

FOREIGN SECURITIES. Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.


EXCHANGING SECURITIES FOR FUND SHARES

A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

CERTIFICATES AND CONFIRMATIONS

The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid monthly with respect to Balanced Fund, Equity Income Fund, Equity Index Fund, Stock Fund, Diversified Growth Fund and Special Equity Fund, to all shareholders of record on the record date. Dividends are declared paid quarterly with respect to Real Estate Securities Fund, Emerging Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, International Index Fund, Health Sciences Fund, and Technology Fund, and annually with respect to International Fund. Distributions of any net realized long-term capital gains will be made at least once every 12 months. A portion of the quarterly distributions paid by Real Estate Securities Fund may be a return of capital. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

The amount of dividends payable on Class C Shares generally will be more than the dividends payable on Class A or Class B Shares because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.


EXCHANGE PRIVILEGE

Shareholders may exchange Class C Shares of a Fund for currently available Class C Shares of the other FAIF Funds or of other funds in the First American family of funds at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures. These procedures may include taping of telephone conversations.

Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class C Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.

FEDERAL INCOME TAXES

Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

Distributions paid from the net investment income and from any net realized short-term capital gains of a Fund, will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends paid by the Funds attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations.

Distributions paid from a Fund's net capital gains and designed as capital gain dividends generally are taxable as long-term capital gains in the hands of shareholders, regardless of the length of time during which they have held their shares. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For shareholders who are individuals, estates or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.

International Index Fund and International Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce each Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If at the end of International Index Fund's and International Fund's taxable year more than 50% of their respective total assets consist of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such foreign taxes in gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, International Index Fund and International Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits. International Fund filed this election for each of its two most recent completed fiscal years ended September 30, 1997 and 1996.

Alternatively, if the amount of foreign taxes paid by International Index Fund or International Fund is not large enough in future years to warrant making the election described above, each Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Funds.

This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.


FUND SHARES

Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


CALCULATION OF
PERFORMANCE DATA

From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

"Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

"Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.

"Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

The performance of the Class C Shares of a Fund will normally be higher than for the Class A and Class B Shares because Class C Shares are not subject to the sales charges and distribution and/or shareholder servicing expenses applicable to Class A and Class B Shares.

In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


PERFORMANCE INFORMATION
FOR SUCCESSORS TO
COMMON TRUST FUND

From time to time, Small Cap Value Fund and Micro Cap Value Fund may advertise performance information, which includes performance data for certain predecessor common trust funds.

On November 21, 1997, Small Cap Value Fund acquired the assets and assumed all identified liabilities of the Qualivest Small Companies Value Fund. The Qualivest Small Companies Value Fund commenced operations on August 1, 1994, when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to such fund.

Micro Cap Value Fund commenced operations on August 8, 1997 when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to the Fund. This predecessor common trust fund was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Adviser's parent company. The personnel who managed the common trust fund on behalf of Qualivest Capital Management became employees of the Adviser, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.

Such performance data is deemed relevant because the respective common trust funds were managed using investment objectives, policies and restrictions very similar to those of their corresponding Fund. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the corresponding Funds.

SPECIAL INVESTMENT
METHODS

This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.


CASH ITEMS

The "cash items" in which the Funds may invest, as described under "Investment Objectives and Policies," include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.


REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser or, in the case of International Fund, the Sub-Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Funds (excluding Equity Index Fund and International Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.


LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser or, in the case of International Fund, the Sub-Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans, which, in the case of First Trust National Association, are 40% of the Fund's income from such securities lending transactions.


OPTIONS TRANSACTIONS

PURCHASES OF PUT AND CALL OPTIONS. The Funds may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Depending on the Fund, these transactions may include the purchase of put and call options on equity securities, on stock indices, on interest rate indices, or (only in the case of International Fund) on foreign currencies. Options on futures contracts are discussed below under "Futures and Options on Futures."

A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

WRITING OF CALL OPTIONS. The Funds may write (sell) covered call options to the extent specified with respect to particular Funds under "Investment Objectives and Policies." These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of International Fund) on foreign currencies which a Fund owns or has the right to acquire or on interest rate indices.

When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

The Funds also may, to the extent specified with respect to particular Funds under "Investment Objectives and Policies," write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.


FUTURES AND OPTIONS ON FUTURES

Balanced Fund, Equity Index Fund, International Index Fund and International Fund may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." Depending on the Fund, these transactions may include the purchase of stock index futures and options on stock index futures, and the purchase of interest rate futures and options on interest rate futures. In addition, International Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, or foreign currency.

A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund and International Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the S&P 500 or EAFE Index, respectively, and to reduce transaction costs.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


FIXED INCOME SECURITIES

The fixed income securities in which Real Estate Securities Fund, Equity Income Fund, Stock Fund, Diversified Growth Fund, Special Equity Fund, Regional Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, Health Sciences Fund and Technology Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "Investment Objectives and Policies -- Equity Income Fund."

The fixed income securities specified above, as well as the fixed income securities in which Balanced Fund may invest as described under "Investment Objectives and Policies," are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).


FOREIGN SECURITIES

GENERAL. Under normal market conditions International Index Fund and International Fund invests at least 65% of their respective total assets in equity securities which trade in markets other than the United States. In addition, the other Funds (excluding Equity Index Fund and Regional Equity Fund) may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

JAPANESE SECURITIES. Japanese securities comprised 29.2% of the EAFE Index as of September 30, 1997. As a result, securities of Japanese companies may represent a significant component of International Index Fund's investment assets.

Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive. Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchanges are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions. Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

A significant investment in Japanese securities by International Index Fund may entail a higher degree of risk than with more diversified international portfolios.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Index Fund and International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.


FOREIGN CURRENCY TRANSACTIONS

International Index Fund and International Fund invest in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Index Fund and International Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date certain at a specified price. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. It may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Sub-Adviser's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Adviser's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.

International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.


MORTGAGE-BACKED SECURITIES

Balanced Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Balanced Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Adviser. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fund may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. Balanced Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only or inverse floating rate mortgage backed securities.


ASSET-BACKED SECURITIES

Balanced Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.


BANK INSTRUMENTS

The bank instruments in which Balanced Fund may invest include time and savings deposits, deposit notes and bankers acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" above. In each instance, Balanced Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.


PORTFOLIO TRANSACTIONS

Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


PORTFOLIO TURNOVER

Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser or, in the case of International Fund, the Sub-Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

INVESTMENT RESTRICTIONS

The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

* None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.

* None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

*    None of the Funds will make short sales of securities.

* None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Growth Fund, Technology Fund, and International Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INFORMATION CONCERNING COMPENSATION
PAID TO U.S. BANK NATIONAL ASSOCIATION,
FIRST TRUST NATIONAL ASSOCIATION AND
OTHER AFFILIATES

U.S. Bank National Association, First Trust National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

Investment advisory services -- see "Management-Investment Adviser"

Custodian services -- see "Management-Custodian"

Sub-administration services -- see "Management-Administrator"

Shareholder servicing -- see "Distributor"

Securities lending -- see "Special Investment Methods-Lending of
Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1503 (1/98) I

JANUARY 31, 1998


FIXED INCOME FUNDS

CLASS A AND CLASS B SHARES


Limited Term                     Fixed Income Fund
Income Fund

Intermediate Term                Intermediate Government
Income Fund                      Bond Fund




FIRST AMERICAN
       INVESTMENT FUNDS, INC.

PROSPECTUS




[LOGO] FIRST AMERICAN
              THE POWER OF DISCIPLINED INVESTING(SM)

TABLE OF CONTENTS

Summary                                    2

Fees and Expenses                          4

Financial Highlights                       7

The Funds                                 10

Investment Objectives and Policies        10

Management                                14

Distributor                               16

Investing in the Funds                    17

Redeeming Shares                          24

Determining the Price of Shares           26

Federal Income Taxes                      27

Fund Shares                               28

Calculation of Performance Data           28

Special Investment Methods                29

Information Concerning Compensation Paid
to U.S. Bank National Association, First
Trust National Association and Other
Affiliates                                34

FIRST AMERICAN INVESTMENT FUNDS, INC.

CLASS A AND CLASS B SHARES
PROSPECTUS

The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A and Class B Shares of the following funds (the "Funds"):

* LIMITED TERM INCOME FUND

* INTERMEDIATE TERM INCOME FUND

* FIXED INCOME FUND

* INTERMEDIATE GOVERNMENT BOND FUND

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated January 31, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is January 31, 1998.

SUMMARY

First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A and Class B Shares of the following funds (the "Funds"):

LIMITED TERM INCOME FUND has an objective of providing current income while attempting to provide a high degree of principal stability. This Fund invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 6 months to 2 years.

INTERMEDIATE TERM INCOME FUND has an objective of providing current income to the extent consistent with preservation of capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.

FIXED INCOME FUND has an objective of providing a high level of current income consistent with limited risk to capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will not exceed 15 years.

INTERMEDIATE GOVERNMENT BOND FUND has an objective of providing current income to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.

At the present time, Class B Shares are offered only with respect to Fixed Income Fund.

INVESTMENT ADVISER. U.S. Bank National Association (the "Adviser" or "U.S. Bank") serves as investment adviser to each of the Funds through its First American Asset Management group. See "Management."

DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

OFFERING PRICES. Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 2.00% for Limited Term Income Fund, 3.00% for Intermediate Government Bond Fund, and 3.75% for Intermediate Term Income Fund and Fixed Income Fund. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds -- Alternative Sales Charge Options."

Class B Shares of the Funds are sold at net asset value without an initial sales charge. Class B Shares of each Fund are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate totaling 1.00% of the average daily net assets of that class. If Class B Shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge declining from 5.00% in the first year to zero after six years. Class B Shares automatically convert into Class A Shares approximately eight years after purchase. See "Investing in the Funds -- Alternative Sales Charge Options."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."

EXCHANGES. Shares of any Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."

REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent or an authorized financial institution less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."

RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate). In addition, those Funds which may invest in mortgage-backed securities are subject to certain additional risks associated with investing in securities representing interests in, or secured by, pools of residential mortgage loans. The Funds also may, in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

FEES AND EXPENSES

CLASS A SHARE FEES AND EXPENSES


                                          LIMITED   INTERMEDIATE             INTERMEDIATE
                                             TERM           TERM     FIXED     GOVERNMENT
                                           INCOME         INCOME    INCOME           BOND
                                             FUND           FUND      FUND           FUND

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases
(as a percentage of offering price)(1)       2.00%          3.75%     3.75%          3.00%

Maximum sales load imposed on reinvested
dividends                                    None           None      None           None

Deferred sales load                          None           None      None           None

Redemption fees                              None           None      None           None

Exchange fees                                None           None      None           None


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fees (after voluntary
fee waivers)(2)                              0.40%          0.48%     0.52%          0.53%

Rule 12b-1 fees (after voluntary fee
waivers)(2)                                     0%             0%     0.25%(3)          0%

Other expenses                               0.20%          0.22%     0.18%          0.17%

Total fund operating expenses
(after voluntary fee waivers)(2)             0.60%          0.70%     0.95%          0.70%

EXAMPLE(4)

You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all Funds; (ii) a 5% annual return; and
(iii) redemption at the end of each time period:

 1 year                                     $  26          $  44     $  47          $  37

 3 years                                    $  39          $  59     $  67          $  52

 5 years                                    $  53          $  75     $  88          $  68

10 years                                    $  94          $ 121     $ 143          $ 114


(1) The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. In addition, a contingent deferred sales charge of up to 1.00% may be imposed on such purchases in the event of redemption within 24 months following the date of the applicable purchase. See "Investing in the Funds -- Alternative Sales Charge Options."

(2) The Adviser and the Distributor intend to waive a portion of their fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. Each of these persons intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. Notwithstanding the foregoing, the Adviser will maintain such waivers of Intermediate Term Income Fund and Fixed Income Fund in effect through September 30, 1998. Absent any fee waivers, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70%; Rule 12b-1 fees calculated on such basis would be 0.25%; and total fund operating expenses calculated on such basis would be 1.15% for Limited Term Income Fund, 1.17% for Intermediate Term Income Fund, 1.13% for Fixed Income Fund and 1.12% for Intermediate Government Bond Fund. "Other expenses" includes an administration fee.

(3) Of this amount, 0.25% is designated as a shareholder servicing fee and none as a distribution fee.

(4) Absent the fee waivers referred to in (2) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Limited Term Income Fund, $31, $56, $82 and $157; Intermediate Term Income Fund, $49, 73, $99 and $174; Fixed Income Fund, $49, $72, $97 and $170; and Intermediate Government Bond Fund, $48, $72, $97 and $169.

CLASS B SHARE FEES AND EXPENSES


                                          LIMITED   INTERMEDIATE             INTERMEDIATE
                                             TERM           TERM     FIXED     GOVERNMENT
                                           INCOME         INCOME    INCOME           BOND
                                             FUND           FUND      FUND           FUND

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases
(as a percentage of offering price)          None           None      None           None

Maximum sales load imposed on reinvested
dividends                                    None           None      None           None

Maximum contingent deferred sales charge (as
a percentage of original purchase price or
redemption proceeds, as applicable)          5.00%          5.00%     5.00%          5.00%

Redemption fees                              None           None      None           None

Exchange fees                                None           None      None           None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fees (after voluntary fee
waivers)(1)                                  0.40%          0.48%     0.52%          0.53%

Rule 12b-1 fees                              1.00%(2)       1.00%(2)  1.00%(2)       1.00%(2)

Other expenses (after voluntary
fee waivers)(1)                              0.20%          0.22%     0.18%          0.17%

Total fund operating expenses
(after voluntary fee waivers)(1)             1.60%          1.70%     1.70%          1.70%


EXAMPLE:

Assuming Redemption(3)

You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return; (ii) redemption at the end of each time period; and (iii) payment of the maximum applicable contingent deferred sales charge of 5% in year 1, 4% in year 3, 2% in year 5, and automatic conversion at the end of year 8:

 1 year                                     $  66          $  67     $  67          $  67

 3 years                                    $  90          $  94     $  94          $  94

 5 years                                    $ 107          $ 112     $ 112          $ 112

10 years                                    $ 163          $ 174     $ 174          $ 174

Assuming No Redemption(4)

You would pay the following expenses on the same investment, assuming no redemption:

 1 year                                     $  16          $  17     $  17          $  17

 3 years                                    $  50          $  54     $  54          $  54

 5 years                                    $  87          $  92     $  92          $  92

10 years                                    $ 163          $ 174     $ 174          $ 174


(1) The Adviser and the Distributor intend to waive a portion of their fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. Each of these persons intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. Absent any fee waivers, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70%; and total fund operating expenses calculated on such basis would be 1.90% for Limited Term Income Fund, 1.92% for Intermediate Term Income Fund, 1.88% for Fixed Income Fund and 1.87% for Intermediate Government Bond Fund. "Other expenses" includes an administration fee.

(2) Of this amount, 0.25% is designated as a shareholder servicing fee and 0.75% as a distribution fee.

(3) Absent the fee waivers referred to in (1) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Limited Term Income Fund, $69, $100, $123 and $203; Intermediate Term Income Fund, $69, $100, $124
     and $205; Fixed Income Fund, $69, $99, $122 and $201; and Intermediate Government Bond Fund, $69, $99, $121 and $199.

(4) Absent the fee waivers referred to in (1) above (assuming no redemption), the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows:
     Limited Term Income Fund, $19, $60, $103 and $203; Intermediate Term Income Fund, $19, $60, $104 and $205; Fixed Income Fund, $19, $59, $101 and $199;
     and Intermediate Government Bond Fund, $19, $59, $101 and $199.

INFORMATION CONCERNING FEES AND EXPENSES

The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the periods ended September 30,

For a share outstanding throughout the period

                                       REALIZED AND
                 NET ASSET               UNREALIZED    DIVIDENDS
                     VALUE         NET     GAINS OR     FROM NET
                 BEGINNING  INVESTMENT  (LOSSES) ON   INVESTMENT
                 OF PERIOD      INCOME  INVESTMENTS       INCOME

LIMITED TERM INCOME FUND Class A
1997             $    9.91    $   0.56    $   0.03     $  (0.56)
1996                  9.92        0.58       (0.01)       (0.58)
1995                  9.85        0.56        0.07        (0.56)
1994                 10.06        0.44       (0.22)       (0.43)
1993(1)              10.00        0.29        0.07        (0.30)

INTERMEDIATE TERM INCOME FUND Class A

1997             $    9.93    $   0.55    $   0.15     $  (0.56)
1996                  9.94        0.55       --           (0.55)
1995                  9.55        0.59        0.38        (0.58)
1994                 10.22        0.46       (0.56)       (0.46)
1993(1)              10.00        0.41        0.29        (0.41)

FIXED INCOME FUND Class A

1997             $   10.77    $   0.59    $   0.27     $  (0.59)
1996                 10.98        0.61       (0.11)       (0.61)
1995                 10.37        0.66        0.61        (0.63)
1994                 11.38        0.57       (0.89)       (0.57)
1993                 11.13        0.62        0.36        (0.61)
1992                 10.59        0.66        0.60        (0.66)
1991(2)              10.01        0.65        0.58        (0.65)
1990(3)              10.44        0.74       (0.26)       (0.74)
1989(3)              10.13        0.74        0.31        (0.74)
1988(3)(4)           10.03        0.62        0.13        (0.65)

Class B

1997             $   10.72    $   0.51    $   0.26     $  (0.51)
1996                 10.94        0.52       (0.11)       (0.53)
1995                 10.35        0.58        0.60        (0.56)
1994(5)              10.54        0.08       (0.17)       (0.10)

INTERMEDIATE GOVERNMENT BOND FUND Class A

1997             $    9.19    $   0.54    $   0.09     $  (0.54)
1996                  9.29        0.54       (0.10)       (0.54)
1995                  8.98        0.54        0.31        (0.54)
1994                  9.52        0.41       (0.51)       (0.39)
1993                 10.18        0.44        0.02        (0.44)
1992                 10.25        0.60        0.28        (0.60)
1991(2)              10.01        0.65        0.24        (0.65)
1990(3)              10.05        0.75       (0.04)       (0.75)
1989(3)               9.99        0.74        0.06        (0.74)
1988(3)(4)           10.03        0.58       (0.01)       (0.61)


*    Total return excludes sales charges.

+ Returns, excluding sales charges, are for the period indicated and have not been annualized.

(1) Commenced operations on December 14, 1992. All ratios for the period have been annualized.

(2) On September 3, 1991, the Board of Directors of FAIF approved a change in FAIF's fiscal year end from October 31 to September 30, effective September 30, 1991. All ratios for the period have been annualized.


                                                                                      RATIO OF
                                                                     RATIO OF NET  EXPENSES TO
                NET ASSET                                  RATIO OF    INVESTMENT      AVERAGE
DISTRIBUTIONS       VALUE                   NET ASSETS  EXPENSES TO     INCOME TO   NET ASSETS     PORTFOLIO
         FROM      END OF                       END OF      AVERAGE       AVERAGE   (EXCLUDING      TURNOVER
CAPITAL GAINS      PERIOD  TOTAL RETURN*  PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)          RATE

       $   --      $ 9.94          6.09%     $  7,152          0.60%         5.61%       1.15%           147%
           --        9.91          5.93         7,627          0.60          5.80        1.09             61
           --        9.92          6.57         9,977          0.60          5.60        1.22            120
           --        9.85          2.21         9,509          0.60          4.17        1.23             48
           --       10.06          3.61+      121,800          0.60          3.61        1.27            104

       $(0.07)     $10.00          7.19%     $  2.484          0.70%         5.51%       1.17%           165%
        (0.01)       9.93          5.63         2,213          0.70          5.43        1.13            161
           --        9.94         10.51         2,437          0.70          5.97        1.19             69
        (0.11)       9.55         (1.05)        3,208          0.69          2.48        1.24            177
        (0.07)      10.22          7.21+       67,291          0.70          4.90        1.29            163

       $(0.07)     $10.97          8.26%     $  8,535          0.95%         5.44%       1.13%           130%
        (0.10)      10.77          4.64         8,332          0.95          5.55        1.12            108
        (0.03)      10.98         12.78         7,853          0.86          6.14        1.19            106
        (0.12)      10.37         (2.92)        8,028          0.68          3.83        1.06            142
        (0.12)      11.38          9.20        53,601          0.70          5.65        1.14             91
        (0.06)      11.13         12.34         5,645          0.99          6.12        2.68            180
           --       10.59         12.48+        6,045          0.99          6.85        4.11            176
        (0.17)      10.01          5.14         2,209          1.07          7.49        5.46            144
           --       10.44         10.93           555          1.22          7.26       22.44            157
           --       10.13          8.07+          240          0.96          7.18       20.70             93

       $ 0.07)     $10.91          7.40%     $ 15,253          1.70%         4.68%       1.88%           130%
        (0.10)      10.72          3.93        16,092          1.70          4.81        1.87            108
        (0.03)      10.94         11.75         7,280          1.70          5.12        1.94            106
           --       10.35         (0.88)+         115          1.70          4.89        1.92            142

       $   --      $ 9.28          7.06%     $  3,525          0.70%         5.88%       1.12%            22%
           --        9.19          4.85         3,320          0.70          5.85        1.10             29
           --        9.29          9.82         2,860          0.70          6.10        1.22             17
        (0.05)       8.98         (1.13)        1,977          0.53          4.49        2.14             74
        (0.68)       9.52          4.99         3,716          0.71          4.00        4.73            182
        (0.35)      10.18          8.88           589          0.99          6.03       14.14            101
           --       10.25          9.13+        1,756          0.99          6.99        6.76            100
           --       10.01          7.41         1,573          1.08          7.57        5.55             40
           --       10.05          8.35         1,501          1.19          7.49        9.65             72
           --        9.99          6.18+          375          0.95          6.78       17.20              0


(3)  For the period ended October 31.

(4) Commenced operations on December 22, 1987. All ratios for the period have been annualized.

(5) Class B Shares have been offered since August 15, 1994. All ratios for the period have been annualized.

THE FUNDS

FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class C) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

This Prospectus relates only to the Class A and Class B Shares of the Funds named on the cover hereof. Information regarding the Class C Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.

INVESTMENT OBJECTIVES AND POLICIES

This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").

If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

LIMITED TERM INCOME FUND,
INTERMEDIATE TERM INCOME FUND AND
FIXED INCOME FUND

OBJECTIVES. Limited Term Income Fund has an objective of providing current income while attempting to provide a high degree of principal stability. Intermediate Term Income Fund has an objective of providing current income to the extent consistent with preservation of capital. Fixed Income Fund has an objective of providing a high level of current income consistent with limited risk to capital.

INVESTMENT POLICIES Each of these Funds invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.

Under normal market conditions, the weighted average maturity of the securities held by Limited Term Income Fund will range from 6 months to 2 years; that of Intermediate Term Income Fund will range from 2 to 7 years; and that of Fixed Income Fund will not exceed 15 years.

These Funds' permitted investments include notes, bonds and discount notes of United States Government agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser; other fixed income securities, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Adviser; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities deemed to be of comparable quality to rated securities as set forth above will not exceed 10% in the aggregate of the value of the total assets of any of these Funds. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations.

Subject to the foregoing limitations, each of these Funds may invest in the following kinds of securities, as described under the related headings under "Special Investment Methods:" (i) mortgage-backed securities (provided that Limited Term Income Fund will not invest in interest-only, principal-only or inverse floating rate mortgage-backed securities, and each of Intermediate Term Income Fund and Fixed Income Fund will not invest more than 10% of its total assets in the aggregate in these kinds of securities); (ii) asset-backed securities; and (iii) bank instruments.

In addition, each of these Funds may (i) invest up to 15% of its total assets in foreign securities payable in United States dollars; (ii) enter into repurchase agreements; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

Limited Term Income Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs therefore are usually considered to be illiquid investments. Limited Term Income Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company. A description of these ratings is contained in the Statement of Additional Information.

Although these Funds will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, they may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by these Funds as soon as practicable in an orderly manner.

For temporary defensive purposes, these Funds may without limitation hold cash or invest in cash items. The Funds also may invest not more than 35% of their total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.

INTERMEDIATE GOVERNMENT BOND FUND

OBJECTIVE. Intermediate Government Bond Fund has an objective of providing current income to the extent consistent with preservation of capital.

INVESTMENT POLICIES. Under normal market conditions, Intermediate Government Bond Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities. The Fund's share price and yield, however, are not guaranteed or insured by the United States Government or any of its agencies or instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.

The types of securities in which the Fund may invest include direct obligations of the United States Treasury, such as United States Treasury bonds, notes and bills. In addition, the Fund may invest in obligations issued or guaranteed as to principal and interest by agencies of the United States Government or by instrumentalities which have been established or sponsored by the United States Government, provided, in each case, that interest on the obligations is excludable from state taxable income by the holders thereof. Such agencies and instrumentalities include, but are not limited to, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Banks System, the Student Loan Marketing Association and the Tennessee Valley Authority. Obligations issued or guaranteed by some of these agencies or instrumentalities are not guaranteed by the United States Government, but instead rely solely on the assets and credit of the issuing agency or instrumentality. The United States Treasury, agency and instrumentality securities in which the Fund may invest include adjustable rate securities and United States Treasury inflation-protection securities. The principal amount of such inflation-protection securities is adjusted for inflation, and periodic interest payments are an amount equal to a fixed percentage of the inflation-adjusted principal amount.

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iii) purchase securities on a when-issued or delayed delivery basis; and (iv) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in short-term government securities maturing within 13 months from the date of purchase; or repurchase agreements with respect to government securities; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto. The Fund also may so invest not more than 35% of its total assets in such investments in order to utilize assets awaiting normal investment. See "Special Investment Methods -- Repurchase Agreements."

RISKS TO CONSIDER

An investment in any of the Funds involves certain risks. These include the following:

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities, such as Fixed Income Fund, should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities, such as Limited Term Income Fund. Similarly, the volatility of Intermediate Term Income Fund and Intermediate Government Bond Fund generally should be expected to be between that of Fixed Income Fund and Limited Term Income Fund. As described below under "Special Investment Methods -- Mortgage-Backed Securities," it is more difficult to generalize about the effect of changes in market interest rates on the values of mortgage-backed securities.

Although the Adviser may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.

Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable corporate bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds. Most United States Government securities are not callable before their stated maturity, although U.S. agency securities often are.

OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


MANAGEMENT

The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.

INVESTMENT ADVISER

U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment adviser through its First American Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Adviser was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Adviser.

Each of the Funds has agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except, with respect to Class A Shares of Intermediate Term Income Fund and Fixed Income Fund, the Adviser will maintain current waivers in effect through September 30, 1998. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Adviser are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

PORTFOLIO MANAGERS

Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund are managed by a committee comprised of Mr. Jones, Ms. Rehkamp and Mr. Green, whose backgrounds are set below. Intermediate Government Bond Fund is managed by Mr. Drahn, whose background is set forth below.

MARTIN L. JONES is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. Mr. Jones heads the Fixed Income Group of the Adviser and has over 20 years of investment industry experience. Formerly with Harris Trust & Savings Bank, Dillon, Read & Co., and Loeb Rhoades & Co., Mr. Jones received his bachelor's degree from Texas Tech University, his master's degree from University of Texas and his master's degree in business administration from the University of Chicago.

CHRISTOPHER L. DRAHN is portfolio manager for Intermediate Government Bond Fund. He joined the Adviser in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

LUCILLE C. REHKAMP is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. She joined the Adviser in 1979 and has 21 years of investment industry experience. Ms. Rehkamp received her bachelor's degree from Marquette University.

MARK M. GREEN is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. He joined the Adviser in 1996 and has over ten years of investment industry experience. Prior to joining the Adviser, Mr. Green was a portfolio manager at Wells Fargo Investment Management. Mr. Green received his bachelor's degree and master's degree from San Francisco State University.

CUSTODIAN

The Custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

ADMINISTRATOR

The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.

TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.

DISTRIBUTOR

SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Adviser, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan"), pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Alternative Sales Charge Options." In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Adviser and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of any of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.

Under another distribution plan (the "Class B Distribution Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay to the Distributor a sales support fee at an annual rate of up to 0.75% of the Funds' Class B Shares average daily net asset value, which fee is computed and paid monthly. The sales support fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to Class B Shares of the Funds. In addition to this fee, the Distributor is paid a shareholder servicing fee of 0.25% of the average daily net assets of the Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to Class B Shares of the Funds. Although Class B Shares are sold without an initial sales charge, the Distributor pays a total of 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family of funds). The service fee payable under the Class B Service Plan is prepaid for the first year as described above.

The Class A and Class B Distribution Plans recognize that the Adviser, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Adviser may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc., a broker-dealer affiliated with the Adviser ("USBI"), is a Participating Institution.

INVESTING IN THE FUNDS

SHARE PURCHASES

Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally-chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase order.

THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price unless the financial institution has been authorized to accept purchase orders on behalf of the Funds. It is the financial institution's responsibility to transmit orders promptly.

Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service. In addition, certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting purchase orders, and the Funds will be deemed to have received a purchase order upon receipt of the order by the financial institution.

BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must: complete and sign the new account form; enclose a check made payable to (Fund name); and mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc.:
Account Number 160234580266; For Further Credit To: (Investor Name and Fund
Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Adviser and its affiliates.

ALTERNATIVE SALES CHARGE OPTIONS

THE TWO ALTERNATIVES: OVERVIEW. An investor may purchase shares of a Fund at a price equal to its net asset value per share plus a sales charge which, at the investor's election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each of Class A and Class B Shares represents a Fund's interest in its portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B Shares bear the expenses of the contingent deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, while Class A Shares bear only shareholder servicing fees; (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares as long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges. Sales personnel of financial institutions distributing the Funds' shares, and other persons entitled to receive compensation for selling shares, may receive differing compensation for selling Class A and Class B Shares.

These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial to that investor. The amount of a purchase, the length of time an investor expects to hold the shares, and whether the investor wishes to receive dividends in cash or in additional shares, will all be factors in determining which sales charge option is best for a particular investor. An investor should consider whether, over the time he or she expects to maintain the investment, the accumulated sales charges on Class B Shares prior to conversion would be less than the initial sales charge on Class A Shares, and to what extent the differential may be offset by the expected higher yield of Class A Shares. Class A Shares will normally be more beneficial to an investor if he or she qualifies for reduced sales charges as described below. Accordingly, orders for Class B Shares for $250,000 or more ordinarily will be treated as orders for Class A Shares or declined.

The Directors of FAIF have determined that no conflict of interest currently exists between the Class A and Class B Shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

CLASS A SHARES

WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:

LIMITED TERM INCOME FUND:

                                                             MAXIMUM
                                                           AMOUNT OF
              SALES CHARGE      SALES CHARGE            SALES CHARGE
             AS PERCENTAGE     AS PERCENTAGE            REALLOWED TO
               OF OFFERING      OF NET ASSET           PARTICIPATING
                     PRICE             VALUE            INSTITUTIONS

Less than $50,000     2.00%             2.04%                   1.80%
$50,000 but less
than $100,000         1.50%             1.52%                   1.35%
$100,000 but less
than $250,000         1.00%             1.01%                   0.90%
$250,000 but less
than $500,000         0.75%             0.76%                   0.68%
$500,000 but less
than $1,000,000       0.50%             0.50%                   0.45%
$1,000,000 and
over                  0.00%             0.00%                   0.00%

INTERMEDIATE TERM INCOME FUND AND FIXED INCOME FUND:

                                                             MAXIMUM
                                                           AMOUNT OF
              SALES CHARGE      SALES CHARGE            SALES CHARGE
             AS PERCENTAGE     AS PERCENTAGE            REALLOWED TO
               OF OFFERING      OF NET ASSET           PARTICIPATING
                     PRICE             VALUE            INSTITUTIONS

Less than $50,000     3.75%             3.90%                   3.38%
$50,000 but less
than $100,000         3.25%             3.36%                   2.93%
$100,000 but less
than $250,000         2.75%             2.83%                   2.48%
$250,000 but less
than $500,000         2.00%             2.04%                   1.80%
$500,000 but less
than $1,000,000       1.00%             1.01%                   0.90%
$1,000,000 and
over                  0.00%             0.00%                   0.00%


INTERMEDIATE GOVERNMENT BOND FUND:

                                                             MAXIMUM
                                                           AMOUNT OF
              SALES CHARGE      SALES CHARGE            SALES CHARGE
             AS PERCENTAGE     AS PERCENTAGE            REALLOWED TO
               OF OFFERING      OF NET ASSET           PARTICIPATING
                     PRICE             VALUE            INSTITUTIONS

Less than $50,000     3.00%             3.09%                   2.70%
$50,000 but less
than $100,000         2.50%             2.56%                   2.25%
$100,000 but less
than $250,000         2.00%             2.04%                   1.80%
$250,000 but less
than $500,000         1.50%             1.52%                   1.35%
$500,000 but less
than $1,000,000       1.00%             1.01%                   0.80%
$1,000,000 and
over                  0.00%             0.00%                   0.00%

There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.

Net asset value is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time Monday through Friday except on (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) days in which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.

DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.

REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent:

* QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

     The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

* LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

     The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of a Fund's Class A Shares by the Adviser or any of its affiliates, or any of its or FAIF's officers, directors, employees, retirees, sales representatives, and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisers, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by qualified defined contribution plans participating in the First American 401(k) Plan Program, investors participating in asset allocation "wrap" accounts offered by the Adviser or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in section 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.

If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

CLASS B SHARES

CONTINGENT DEFERRED SALES CHARGE. Class B Shares are sold at net asset value without any initial sales charge. If an investor redeems Class B Shares within eight years of purchase, he or she will pay a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.


                CONTINGENT DEFERRED SALES
                   CHARGE AS A PERCENTAGE
                         OF DOLLAR AMOUNT
YEAR SINCE PURCHASE     SUBJECT TO CHARGE

First                                5.00%
Second                               5.00%
Third                                4.00%
Fourth                               3.00%
Fifth                                2.00%
Sixth                                1.00%
Seventh                              None
Eighth                               None

In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account; second, of any Class B Shares held for more than eight years and Class B Shares acquired pursuant to reinvestment of dividends or other distributions; and third, of Class B Shares held longest during the eight-year period. This method should result in the lowest possible sales charge.

The contingent deferred sales charge is waived on redemption of Class B Shares
(i) within one year following the death or disability (as defined in the Internal Revenue Code) of a shareholder, and (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder or his or her representative must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. This conversion will be on the basis of the relative net asset values of the two classes.

SYSTEMATIC EXCHANGE PROGRAM

Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.

EXCHANGING SECURITIES FOR FUND SHARES

A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

CERTIFICATES AND CONFIRMATIONS

The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

The amount of dividends payable on Class A and Class B Shares generally will be less than the dividends payable on Class C Shares because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares. The amount of dividends payable on Class A Shares generally will be more than the dividends payable on the Class B Shares because of the higher distribution and shareholder servicing fees paid by Class B Shares.

EXCHANGE PRIVILEGE

Shareholders may exchange Class A or Class B Shares of a Fund for currently available Class A or Class B Shares, respectively, of the other FAIF Funds or of other funds in the First American family of funds. Class A Shares of the Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

For purposes of calculating the Class B Shares' eight-year conversion period or contingent deferred sales charges payable upon redemption, the holding period of Class B Shares of the "old" fund and the holding period of Class B Shares of the "new" fund are aggregated.

The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- Directly From the Funds -- Signatures." Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.

Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105.

Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class C Shares.

The terms of any exchange privilege may be modified or terminated by the Funds at any time. There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or charges.

REDEEMING SHARES

Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.

BY TELEPHONE

A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

* a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

* a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

* a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

* any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

BY SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal

Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.

REDEMPTION BEFORE
PURCHASE INSTRUMENTS CLEAR

When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.

DETERMINING THE PRICE
OF SHARES

Class A Shares of the Funds are sold at net asset value plus a sales charge, while Class B Shares are sold without a front-end sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Alternative Sales Charge Options."


The net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent or authorized financial institution receives a purchase order or redemption request.


It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

DETERMINING NET ASSET VALUE

The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security. Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade. If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the differing distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.

FOREIGN SECURITIES

Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.



FEDERAL INCOME TAXES

GENERAL

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), during its current taxable year in order to be relieved of payment of federal income taxes on amounts of taxable income it distributes to shareholders.

Dividends paid from each Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income, whether or not the shareholder elects to have such dividends automatically reinvested in additional shares. Dividends paid by the Funds will not be eligible for the 70% deduction for dividends received by corporations.

Dividends paid from the net capital gains of each Fund and designated as capital gain dividends generally will be taxable to shareholders as long-term capital gains, regardless of the length of time for which they have held their shares in the Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

Gain or loss realized upon the sale of shares in the Funds will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held for more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

Each Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, each investor will be asked to certify on his or her account application that the social security or taxpayer identification number provided is correct and that the investor is not subject to backup withholding for previous underreporting to the IRS.

This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.


FUND SHARES

Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


CALCULATION OF
PERFORMANCE DATA

From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

"Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

"Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including, as applicable, the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.

"Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

The performance of the Class A and Class B Shares of a Fund will normally be lower than for the Class C Shares because Class C Shares are not subject to the sales charges and distribution and/or shareholder servicing expenses applicable to Class A and Class B Shares. In addition, the performance of Class A and Class B Shares of a Fund will differ because of the different sales charge structures of the classes and because of the differing distribution and shareholder servicing fees charged to Class B Shares.

In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


SPECIAL INVESTMENT METHODS

This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

BANK INSTRUMENTS

The bank instruments in which Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund may invest include time and savings deposits, deposit notes and bankers' acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" below. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

FOREIGN SECURITIES

Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund also may invest in Eurodollar Certificates of

Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Bank Instruments" above.

Although investments of these kinds are not subject to currency risk because they are denominated in United States dollars, they are subject to certain other risks associated with foreign investments. Risks which may affect foreign issuers include political, social or economic instability in the country of the issuer, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic United States issuers. In addition, foreign branches of United States banks and foreign banks may be subject to less stringent regulatory requirements than United States banks.

ASSET-BACKED SECURITIES

Each of Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

MORTGAGE-BACKED SECURITIES

Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend on, among other factors, the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Funds may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.

It is generally more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. The limitations on each Fund's investments in interest-only, principal-only and inverse floating rate mortgage-backed securities are set forth above under "Investment Objectives and Policies."

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Adviser) in connection with these loans which, in the case of First Trust National Association, are 40% of the Funds' income from such securities lending transactions.

OPTIONS TRANSACTIONS

Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.

None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.

An interest rate futures contract provides for the future sale by one party and purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to purchase (in the case of a call option) or sell (in the case of a put option) an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. In order to hedge its portfolio against anticipated changes in interest rates, a Fund might purchase a put option on an interest rate futures contract if interest rates were expected to rise, or might purchase a call option on an interest rate futures contract if rates were expected to decline.

Options on interest rate indices are similar to options on interest rate futures contracts except that, rather than the right to take or make delivery of a specific financial instrument at a specified price, an option on an interest rate index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used in a fashion similar to that of options on interest rate futures contracts to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.

The use of options on interest rate futures contracts and on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

PORTFOLIO TRANSACTIONS

Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

PORTFOLIO TURNOVER

Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

INVESTMENT RESTRICTIONS

The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

* None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

*    None of the Funds will make short sales of securities.

* None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INFORMATION CONCERNING COMPENSATION
PAID TO U.S. BANK NATIONAL ASSOCIATION,
FIRST TRUST NATIONAL ASSOCIATION AND
OTHER AFFILIATES

U.S. Bank National Association, First Trust National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

Investment advisory services -- see "Management-Investment Adviser"

Custodian services -- see "Management-Custodian"

Sub-administration services -- see "Management-Administrator"

Shareholder servicing -- see "Distributor"

Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1001 (1/98) R

JANUARY 31, 1998


FIXED INCOME FUNDS

CLASS C SHARES



Limited Term                     Fixed Income Fund
Income Fund

Intermediate Term                Intermediate Government
Income Fund                      Bond Fund




FIRST AMERICAN
       INVESTMENT FUNDS, INC.

PROSPECTUS



[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(SM)

TABLE OF CONTENTS

Summary                                     2

Fees and Expenses                           4

Financial Highlights                        6

The Funds                                   8

Investment Objectives and Policies          8

Management                                 12

Distributor                                14

Purchases and Redemptions of Shares        14

Federal Income Taxes                       17

Fund Shares                                17

Calculation of Performance Data            17

Special Investment Methods                 18

Information Concerning Compensation
 Paid to U.S. Bank National Association,
 First Trust National Association and
 Other Affiliates                          23

FIRST AMERICAN INVESTMENT FUNDS, INC.


CLASS C SHARES PROSPECTUS

The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class C Shares of the following funds (the "Funds"):

*  LIMITED TERM INCOME FUND

*  INTERMEDIATE TERM INCOME FUND

*  FIXED INCOME FUND

*  INTERMEDIATE GOVERNMENT BOND FUND

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated January 31, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is January 31, 1998.

SUMMARY

First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class C Shares of the following funds (the "Funds"):

LIMITED TERM INCOME FUND has an objective of providing current income while attempting to provide a high degree of principal stability. This Fund invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 6 months to 2 years.

INTERMEDIATE TERM INCOME FUND has an objective of providing current income to the extent consistent with preservation of capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.

FIXED INCOME FUND has an objective of providing a high level of current income consistent with limited risk to capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will not exceed 15 years.

INTERMEDIATE GOVERNMENT BOND FUND has an objective of providing current income to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.

INVESTMENT ADVISER. U.S. Bank National Association (the "Adviser or U.S. Bank") serves as investment adviser to each of the Funds through its First American Asset Management group. See "Management."

DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

ELIGIBLE INVESTORS; OFFERING PRICES. Class C Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class C Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."

EXCHANGES. Class C Shares of any Fund may be exchanged for Class C shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."

REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."

RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate). In addition, those Funds which may invest in mortgage-backed securities are subject to certain additional risks associated with investing in securities representing interests in, or secured by, pools of residential mortgage loans. The Funds also may, in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

FEES AND EXPENSES


CLASS C SHARE FEES AND EXPENSES

                                          LIMITED   INTERMEDIATE             INTERMEDIATE
                                             TERM           TERM     FIXED     GOVERNMENT
                                           INCOME         INCOME    INCOME           BOND
                                             FUND           FUND      FUND           FUND
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases      None           None      None           None

Maximum sales load imposed on reinvested
dividends                                    None           None      None           None

Deferred sales load                          None           None      None           None

Redemption fees                              None           None      None           None

Exchange fees                                None           None      None           None


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Investment advisory fees (after voluntary fee
waivers)(1)                                  0.40%          0.48%     0.52%          0.53%

Rule 12b-1 fees                              None           None      None           None

Other expenses                               0.20%          0.22%     0.18%          0.17%

Total fund operating expenses
(after voluntary fee waivers)(1)             0.60%          0.70%     0.70%          0.70%


EXAMPLE(2)

You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at the end of each time period:

 1 year                                       $ 6            $ 7       $ 7            $ 7

 3 years                                      $19            $22       $22            $22

 5 years                                      $33            $39       $39            $39

10 years                                      $75            $87       $87            $87


(1) The Adviser intends to waive a portion of its fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. The Adviser intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. Notwithstanding the foregoing, the Adviser will maintain such waivers of Intermediate Term Income Fund and Fixed Income Fund in effect through September 30, 1998. Absent any fee waivers, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70%; and total fund operating expenses calculated on such basis would be 0.90% for Limited Term Income Fund, 0.92% for Intermediate Term Income Fund, 0.88% for Fixed Income Fund and 0.87% for Intermediate Government Bond Fund. "Other expenses" includes an administration fee.

(2) Absent the fee waivers referred to in (1) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Limited Term Income Fund, $9, $29, $50 and $111; Intermediate Term Income Fund, $9, $29, $51 and $113; Fixed Income Fund, $9, $28, $49 and $108; and Intermediate Government Bond Fund, $9, $28, $48 and $107.

INFORMATION CONCERNING FEES AND EXPENSES

The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the periods ended September 30,

For a share outstanding throughout the period

                                                     REALIZED AND       NET
                                                       UNREALIZED     ASSET
                              NET ASSET          NET     GAINS OR     VALUE
                        VALUE BEGINNING   INVESTMENT  (LOSSES) ON    END OF
                              OF PERIOD       INCOME       INCOME    PERIOD

LIMITED TERM INCOME FUND Class C

1997                              $ 9.91       $0.56      $ 0.03    $(0.56)
1996                                9.92        0.58       (0.01)    (0.58)
1995                                9.85        0.56        0.07     (0.56)
1994(1)                            10.02        0.29       (0.17)    (0.29)

INTERMEDIATE TERM INCOME FUND Class C

1997                              $ 9.93       $0.55      $ 0.13    $(0.56)
1996                                9.94        0.55          --     (0.55)
1995                                9.55        0.58        0.39     (0.58)
1994(1)                            10.01        0.31       (0.46)    (0.31)

FIXED INCOME FUND Class C

1997                              $10.76       $0.62      $ 0.27    $(0.62)
1996                               10.97        0.63       (0.11)    (0.63)
1995                               10.37        0.66        0.62     (0.65)
1994(2)                            11.11        0.38       (0.74)    (0.38)

INTERMEDIATE GOVERNMENT BOND FUND Class C

1997                              $ 9.18       $0.54      $ 0.09    $(0.54)
1996                                9.29        0.54       (0.11)    (0.54)
1995                                8.98        0.54        0.31     (0.54)
1994(2)                             9.41        0.27       (0.43)    (0.27)

  +Returns are for the period indicated and have not been annualized.

(1) This class of shares has been offered since February 4, 1994 (the Fund itself having commenced operations on December 14, 1992). All ratios for the period have been annualized.

(2) This class of shares has been offered since February 4, 1994 (the Fund itself having commenced operations on December 22, 1987). All ratios for the period have been annualized.

                                                                                      RATIO OF
                                                                     RATIO OF NET  EXPENSES TO
                NET ASSET                                  RATIO OF    INVESTMENT      AVERAGE
DISTRIBUTIONS       VALUE                   NET ASSETS  EXPENSES TO     INCOME TO   NET ASSETS   PORTFOLIO
         FROM      END OF         TOTAL         END OF      AVERAGE       AVERAGE   (EXCLUDING    TURNOVER
CAPITAL GAINS      PERIOD        RETURN   PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)        RATE
      $  --        $ 9.94          6.09%      $184,368         0.60%         5.60%        0.90%        147%
         --          9.91          5.93         93,588         0.60          5.80         0.84          61
         --          9.92          6.57        111,439         0.60          5.67         0.97         120
         --          9.85          1.24+        70,266         0.60          4.40         1.03          48

      $(0.07)      $ 9.98          6.98%      $324,250         0.70%         5.51%        0.92%        165%
       (0.01)        9.93          5.63         98,702         0.70          5.45         0.88         161
         --          9.94         10.51         88,375         0.70          5.94         0.94          69
         --          9.55         (1.48)+       68,445         0.58          4.81         1.07         177

      $(0.07)      $10.96          8.54%      $705,719         0.70%         5.71%        0.88%        130%
       (0.10)       10.76          4.90        391,211         0.70          5.81         0.87         108
       (0.03)       10.97         12.86        289,816         0.70          6.28         0.94         106
         --         10.37         (3.23)+       90,187         0.61          5.53         0.92         142

      $  --        $ 9.27          7.07%      $181,889         0.70%         5.88%        0.87%         22%
         --          9.18          4.74        140,230         0.70          5.85         0.85          29
         --          9.29          9.82        100,168         0.70          6.13         0.97          17
         --          8.98         (1.66)+       27,776         0.36          5.32         1.45          74

THE FUNDS

FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class C) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

This Prospectus relates only to the Class C Shares of the Funds named on the cover hereof. Information regarding the Class A and Class B Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania, 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.



INVESTMENT OBJECTIVES AND POLICIES

This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").

If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

LIMITED TERM INCOME FUND, INTERMEDIATE TERM INCOME FUND AND FIXED INCOME FUND

OBJECTIVES. Limited Term Income Fund has an objective of providing current income while attempting to provide a high degree of principal stability. Intermediate Term Income Fund has an objective of providing current income to the extent consistent with preservation of capital. Fixed Income Fund has an objective of providing a high level of current income consistent with limited risk to capital.

INVESTMENT POLICIES. Each of these Funds invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.

Under normal market conditions, the weighted average maturity of the securities held by Limited Term Income Fund will range from 6 months to 2 years; that of Intermediate Term Income Fund will range from 2 to 7 years; and that of Fixed Income Fund will not exceed 15 years.

These Funds' permitted investments include notes, bonds and discount notes of United States Government agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser; other fixed income securities, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Adviser; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities deemed to be of comparable quality to rated securities as set forth above will not exceed 10% in the aggregate of the value of the total assets of any of these Funds. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations.

Subject to the foregoing limitations, each of these Funds may invest in the following kinds of securities, as described under the related headings under "Special Investment Methods:" (i) mortgage-backed securities (provided that Limited Term Income Fund will not invest in interest-only, principal-only or inverse floating rate mortgage-backed securities, and each of Intermediate Term Income Fund and Fixed Income Fund will not invest more than 10% of its total assets in the aggregate in these kinds of securities); (ii) asset-backed securities; and (iii) bank instruments.

In addition, each of these Funds may (i) invest up to 15% of its total assets in foreign securities payable in United States dollars; (ii) enter into repurchase agreements; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

Limited Term Income Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs therefore are usually considered to be illiquid investments. Limited Term Income Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company. A description of these ratings is contained in the Statement of Additional Information.

Although these Funds will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, they may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by these Funds as soon as practicable in an orderly manner.

For temporary defensive purposes, these Funds may without limitation hold cash or invest in cash items. The Funds also may invest not more than 35% of their total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.

INTERMEDIATE GOVERNMENT BOND FUND

OBJECTIVE. Intermediate Government Bond Fund has an objective of providing current income to the extent consistent with preservation of capital.

INVESTMENT POLICIES. Under normal market conditions, Intermediate Government Bond Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities. The Fund's share price and yield, however, are not guaranteed or insured by the United States Government or any of its agencies or instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.

The types of securities in which the Fund may invest include direct obligations of the United States Treasury, such as United States Treasury bonds, notes and bills. In addition, the Fund may invest in obligations issued or guaranteed as to principal and interest by agencies of the United States Government or by instrumentalities which have been established or sponsored by the United States Government, provided, in each case, that interest on the obligations is excludable from state taxable income by the holders thereof. Such agencies and instrumentalities include, but are not limited to, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Banks System, the Student Loan Marketing Association and the Tennessee Valley Authority. Obligations issued or guaranteed by some of these agencies or instrumentalities are not guaranteed by the United States Government, but instead rely solely on the assets and credit of the issuing agency or instrumentality. The United States Treasury, agency and instrumentality securities in which the Fund may invest include adjustable rate securities and United States Treasury inflation-protection securities. The principal amount of such inflation-protection securities is adjusted for inflation, and periodic interest payments are an amount equal to a fixed percentage of the inflation-adjusted principal amount.

In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iii) purchase securities on a when-issued or delayed delivery basis; and (iv) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

For temporary defensive purposes, the Fund may without limitation hold cash or invest in short-term government securities maturing within 13 months from the date of purchase; repurchase agreements with respect to government securities; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto. The Fund also may so invest not more than 35% of its total assets in such investments in order to utilize assets awaiting normal investment. See "Special Investment Methods -- Repurchase Agreements."

RISKS TO CONSIDER

An investment in any of the Funds involves certain risks. These include the following:

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities, such as Fixed Income Fund, should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities, such as Limited Term Income Fund. Similarly, the volatility of Intermediate Term Income Fund and Intermediate Government Bond Fund generally should be expected to be between that of Fixed Income Fund and Limited Term Income Fund. As described below under "Special Investment Methods -- Mortgage-Backed Securities," it is more difficult to generalize about the effect of changes in market interest rates on the values of mortgage-backed securities.

Although the Adviser may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.

Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable corporate bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds. Most United States Government securities are not callable before their stated maturity, although U.S. agency securities often are.

OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.



MANAGEMENT

The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.

INVESTMENT ADVISER

U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment adviser through its First American Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Adviser was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Adviser.

Each of the Funds has agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except, with respect to Class C Shares of Intermediate Term Income Fund and Fixed Income Fund, the Adviser will maintain current waivers in effect through September 30, 1998. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

PORTFOLIO MANAGERS

Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund are managed by a committee comprised of Mr. Jones, Ms. Rehkamp and Mr. Green, whose backgrounds are set below. Intermediate Government Bond Fund is managed by Mr. Drahn, whose background is set forth below.

MARTIN L. JONES is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. Mr. Jones heads the Fixed Income Group of the Adviser and has over 20 years of investment industry experience. Formerly with Harris Trust & Savings Bank, Dillon, Read & Co., and Loeb Rhoades & Co., Mr. Jones received his bachelor's degree from Texas Tech University, his master's degree from University of Texas, and his master's degree in business administration from the University of Chicago.

CHRISTOPHER L. DRAHN is portfolio manager for Intermediate Government Bond Fund. He joined the Adviser in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

LUCILLE C. REHKAMP is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. She joined the Adviser in 1979 and has 21 years of investment industry experience. Ms. Rehkamp received her bachelor's degree from Marquette University.

MARK M. GREEN is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. He joined the Adviser in 1996 and has over ten years of investment industry experience. Prior to joining the Adviser, Mr. Green was a portfolio manager at Wells Fargo Investment Management. Mr. Green received his bachelor's degree and master's degree from San Francisco State University.

CUSTODIAN

The Custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

ADMINISTRATOR

The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.

TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.



DISTRIBUTOR

SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Adviser, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

The Distributor, the Administrator and the Adviser may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, the Distributor and the Adviser and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.



PURCHASES AND REDEMPTIONS OF SHARES

SHARE PURCHASES AND REDEMPTIONS

Shares of the Funds are sold and redeemed on days on which both the New York Stock Exchange and federally-chartered banks are open for business ("Business Days").

Payment for shares can be made only by wire transfer. All information needed will be taken over the telephone and the order will be considered placed when the Custodian receives payment by wire. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc. Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The Funds reserve the right to reject a purchase order.

The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption requests may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption requests received before 3:00 p.m. Central time, payment will ordinarily be made the next business day by transfer of Federal funds, but payment may be made up to 7 days later.

WHAT SHARES COST

Class C Shares of the Funds are sold and redeemed at net asset value. The net asset value per share is determined as of the earlier of the close of the

New York Stock Exchange or 3:00 p.m. Central time on each Business Day provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security. Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade. If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.

FOREIGN SECURITIES. Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.

EXCHANGING SECURITIES FOR FUND SHARES

A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

CERTIFICATES AND CONFIRMATIONS

The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

The amount of dividends payable on Class C Shares generally will be more than the dividends payable on Class A or Class B Shares because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.

EXCHANGE PRIVILEGE

Shareholders may exchange Class C Shares of a Fund for currently available Class C Shares of the other FAIF Funds or of other funds in the First American family of funds at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures. These procedures may include taping of telephone conversations.

Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class C Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.



FEDERAL INCOME TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), during its current taxable year in order to be relieved of payment of federal income taxes on amounts of taxable income it distributes to shareholders.

Dividends paid from each Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income, whether or not the shareholder elects to have such dividends automatically reinvested in additional shares. Dividends paid by the Funds will not be eligible for the 70% deduction for dividends received by corporations. Dividends paid from the net capital gains of each Fund and designated as capital gain dividends generally will be taxable to shareholders as long-term capital gains, regardless of the length of time for which they have held their shares in the Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

Gain or loss realized upon the sale of shares in the Funds will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.



FUND SHARES

Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.



CALCULATION OF PERFORMANCE DATA

From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

"Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

"Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.

"Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

The performance of the Class C Shares of a Fund will normally be higher than for the Class A and Class B Shares because Class C Shares are not subject to the sales charges and distribution and/or shareholder servicing expenses applicable to Class A and Class B Shares.

In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.



SPECIAL INVESTMENT METHODS

This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

BANK INSTRUMENTS

The bank instruments in which Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest include time and savings deposits, deposit notes and bankers' acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" below. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

FOREIGN SECURITIES

Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund also may invest in Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Bank Instruments" above.

Although investments of these kinds are not subject to currency risk because they are denominated in United States dollars, they are subject to certain other risks associated with foreign investments. Risks which may affect foreign issuers include political, social or economic instability in the country of the issuer, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic United States issuers. In addition, foreign branches of United States banks and foreign banks may be subject to less stringent regulatory requirements than United States banks.

ASSET-BACKED SECURITIES

Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

MORTGAGE-BACKED SECURITIES

Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency

Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Adviser. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend on, among other factors, the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Funds may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.

It is generally more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. The limitations on each Fund's investments in interest-only, principal-only and inverse floating rate mortgage-backed securities are set forth above under "Investment Objectives and Policies."

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Adviser) in connection with these, which, in the case of First Trust National Association, are 40% of the Funds' income from such securities lending transactions.

OPTIONS TRANSACTIONS

Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.

None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.

An interest rate futures contract provides for the future sale by one party and purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to purchase (in the case of a call option) or sell (in the case of a put option) an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. In order to hedge its portfolio against anticipated changes in interest rates, a Fund might purchase a put option on an interest rate futures contract if interest rates were expected to rise, or might purchase a call option on an interest rate futures contract if rates were expected to decline.

Options on interest rate indices are similar to options on interest rate futures contracts except that, rather than the right to take or make delivery of a specific financial instrument at a specified price, an option on an interest rate index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used in a fashion similar to that of options on interest rate futures contracts to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.

The use of options on interest rate futures contracts and on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

PORTFOLIO TRANSACTIONS

Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

PORTFOLIO TURNOVER

Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

INVESTMENT RESTRICTIONS

The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

* None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

*    None of the Funds will make short sales of securities.

* None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INFORMATION CONCERNING COMPENSATION PAID TO U.S. BANK NATIONAL ASSOCIATION, FIRST TRUST NATIONAL ASSOCIATION AND OTHER AFFILIATES

U.S. Bank National Association, First Trust National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

Investment advisory services -- see "Management-Investment Adviser"

Custodian services -- see "Management-Custodian"

Sub-administration services -- see "Management-Administrator"

Shareholder servicing -- see "Distributor"

Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1501 (1/98) I

JANUARY 31, 1998


TAX FREE INCOME FUNDS

CLASS A SHARES



Intermediate Tax                 Colorado Intermediate
Free Fund                        Tax Free Fund

California Intermediate          Minnesota Insured
Tax Free Fund                    Intermediate Tax Free Fund




FIRST AMERICAN
       INVESTMENT FUNDS, INC.

PROSPECTUS




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(SM)

TABLE OF CONTENTS

Summary                                      2

Fees and Expenses                            4

Financial Highlights                         6

The Funds                                   10

Investment Objectives and Policies          10

Management                                  15

Distributor                                 16

Investing in the Funds                      17

Redeeming Shares                            22

Determining the Price of Shares             24

Income Taxes                                25

Tax-Exempt vs. Taxable Income               28

Fund Shares                                 28

Calculation of Performance Data             29

Performance Information for Successor to
Common Trust Funds                          30

Special Investment Methods                  30

Information Concerning Compensation
 Paid to U.S. Bank National Association,
 First Trust National Association and
 Other Affiliates                           37

FIRST AMERICAN INVESTMENT FUNDS, INC.

CLASS A SHARES PROSPECTUS

The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A Shares of the following funds (the "Funds"):

*  INTERMEDIATE TAX FREE FUND

*  CALIFORNIA INTERMEDIATE TAX FREE FUND

*  COLORADO INTERMEDIATE TAX FREE FUND

*  MINNESOTA INSURED INTERMEDIATE
   TAX FREE FUND

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated January 31, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is January 31, 1998.

SUMMARY

First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A Shares of the following funds (the "Funds"):

INTERMEDIATE TAX FREE FUND has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

CALIFORNIA INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and California income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

COLORADO INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Colorado income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

MINNESOTA INSURED INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Minnesota income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal or the Minnesota alternative minimum tax. At least 65% of the tax-exempt obligations held by this Fund will consist of insured bonds, escrow secured bonds and defeased bonds. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

INVESTMENT ADVISER. U.S. Bank National Association (the "Adviser" or "U.S. Bank") serves as investment adviser to each of the Funds through its First American Asset Management group. See "Management."

DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

OFFERING PRICES. Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 3.00%. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds -- Class A Share Price and Sales Charge."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."

EXCHANGES. Shares of any Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."

REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."

RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

In addition, the value of municipal obligations held by the Funds may be adversely affected by local political and economic conditions and developments in the states and political subdivisions which issue the obligations. Investors should note in this regard that California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund and Minnesota Insured Intermediate Tax Free Fund invest principally in municipal obligations of issuers located only in California, Colorado and Minnesota, respectively. The Funds also may, in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

FEES AND EXPENSES

CLASS A SHARE FEES AND EXPENSES

                                                                                                 MINNESOTA
                                                                CALIFORNIA        COLORADO         INSURED
                                              INTERMEDIATE    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE
                                                  TAX FREE        TAX FREE        TAX FREE        TAX FREE
                                                      FUND            FUND            FUND            FUND
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases (as a
percentage of offering price)(1)                      3.00%           3.00%           3.00%           3.00%

Maximum sales load imposed on reinvested dividends    None            None            None            None

Deferred sales load                                   None            None            None            None

Redemption fees                                       None            None            None            None

Exchange fees                                         None            None            None            None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fees (after voluntary fee
waivers)(2)                                           0.47%           0.29%           0.49%           0.50%

Rule 12b-1 fees(2)                                    0.00%           0.00%           0.00%           0.00%

Other expenses                                        0.23%           0.41%           0.21%           0.20%

Total fund operating expenses
(after voluntary fee waivers)(2)                      0.70%           0.70%           0.70%           0.70%

EXAMPLE(3)

You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all funds; (ii) a 5% annual return; and
(iii) redemption at the end of each time period:

 1 year                                               $ 37            $ 37            $ 37            $ 37

 3 years                                              $ 52            $ 52            $ 52            $ 52

 5 years                                              $ 68            $ 68            $ 68            $ 68

10 years                                              $114            $114            $114            $114


(1) The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. In addition, a contingent deferred sales charge of up to 1.00% may be imposed on such purchases in the event of redemption within 24 months following the date of the applicable purchase. See "Investing in the Funds -- Class A Share Price and Sales Charge."

(2) The Adviser and the Distributor intend to waive a portion of their fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. Each of these persons intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. Absent any fee waivers, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70%; Rule 12b-1 fees calculated on such basis would be 0.25%; and total fund operating expenses calculated on such basis would be 1.18% for Intermediate Tax Free Fund, 1.36% for California Intermediate Tax Free Fund, 1.16% for Colorado Intermediate Tax Free Fund, and 1.15% for Minnesota Insured Intermediate Tax Free Fund. "Other expenses" includes an administration fee.

(3) Absent the fee waivers referred to in (2) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Intermediate Tax Free Fund, $42, $66, $93 and $169; California Intermediate Tax Free Fund, $43, $72, $102 and $189; Colorado Intermediate Tax Free Fund, $41, $66, $92 and $167; and Minnesota Insured Intermediate Tax Free Fund, $41, $65, $91 and $166.

INFORMATION CONCERNING FEES AND EXPENSES

The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the periods ended September 30,

For a share outstanding throughout the period

                                         REALIZED AND
                  NET ASSET                UNREALIZED     DIVIDENDS
                      VALUE          NET     GAINS OR      FROM NET
                  BEGINNING   INVESTMENT  (LOSSES) ON    INVESTMENT
                  OF PERIOD       INCOME  INVESTMENTS        INCOME

INTERMEDIATE TAX FREE FUND Class A
1997              $   10.66     $   0.47     $   0.24      $  (0.47)
1996                  10.72         0.46         0.01         (0.46)
1995                  10.28         0.49         0.43         (0.48)
1994                  10.92         0.44        (0.57)        (0.44)
1993                  10.56         0.47         0.42         (0.47)
1992                  10.34         0.53         0.22         (0.53)
1991(1)               10.04         0.50         0.31         (0.50)
1990(2)               10.08         0.56        (0.04)        (0.56)
1989(2)               10.19         0.56        (0.11)        (0.56)
1988(2)(3)            10.03         0.47         0.16         (0.47)

CALIFORNIA INTERMEDIATE TAX FREE FUND Class A
1997(4)           $   10.00     $   0.06     $   0.04      $  (0.06)

COLORADO INTERMEDIATE TAX FREE FUND Class A
1997              $   10.42     $   0.48     $   0.24      $  (0.48)
1996                  10.51         0.49        (0.04)        (0.49)
1995                  10.15         0.49         0.36         (0.49)
1994(5)               10.00         0.21         0.16         (0.22)

MINNESOTA INSURED INTERMEDIATE TAX FREE FUND Class A
1997              $    9.91     $   0.44     $   0.21      $  (0.44)
1996                   9.92         0.45         0.02         (0.45)
1995                   9.58         0.46         0.33         (0.45)
1994(6)               10.00         0.25        (0.42)        (0.25)


*    Total return excludes sales charges.

+ Returns, excluding sales charges, are for the period indicated and have not been annualized.

(1) On September 3, 1991, the Board of Directors of FAIF approved a change in FAIF's fiscal year end from October 31 to September 30, effective September 30, 1991. All ratios for the period have been annualized.

(2)  For the period ended October 31.

(3) Commenced operations on December 22, 1987. All ratios for the period have been annualized.

(4) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

(5) Commenced operations on April 4, 1994. All ratios for the period have been annualized.

(6) Commenced operations on February 25, 1994. All ratios for the period have been annualized.



                                                                                          RATIO OF
                                                                         RATIO OF NET  EXPENSES TO
                      NET ASSET                                RATIO OF    INVESTMENT      AVERAGE
   DISTRIBUTIONS          VALUE                NET ASSETS   EXPENSES TO     INCOME TO   NET ASSETS   PORTFOLIO
            FROM         END OF       TOTAL        END OF       AVERAGE       AVERAGE   (EXCLUDING    TURNOVER
   CAPITAL GAINS         PERIOD      RETURN  PERIOD (000)    NET ASSETS    NET ASSETS     WAIVERS)        RATE

        $  (0.06)     $   10.84        6.84%      $3,849           0.67%        4.41%         1.18%        66%
           (0.07)         10.66        4.45        2,618           0.66         4.35          1.17         53
              --          10.72        9.15          983           0.67         4.71          1.30         68
           (0.07)         10.28       (1.25)       1,128           0.59         4.13          2.78         52
           (0.06)         10.92        8.66        2,969           0.71         4.31          5.09         27
              --          10.56        7.23          725           0.99         4.83         16.09         23
           (0.01)         10.34        8.15+         637           0.99         5.35         15.48         15
              --          10.04        5.31          537           1.08         5.58         13.85          4
              --          10.08        4.57          491           1.09         5.57         19.55          4
              --          10.19        6.73+         425           0.84         5.87         13.60          0

        $     --      $   10.04        1.02%+     $    1           0.69%        4.48%         1.36%         3%

        $  (0.05)     $   10.61        7.11%      $4,187           0.70%        4.55%         1.16%        11%
           (0.05)         10.42        4.39        2,861           0.70         4.69          1.18         20
              --          10.51        8.57        2,189           0.70         4.83          1.27         19
              --          10.15        3.66+         693           0.69         4.51          4.96          4

        $  (0.03)     $   10.09        6.72%      $7,453           0.70%        4.49%         1.15%        20%
           (0.03)          9.91        4.80        3,916           0.70         4.52          1.18         19
              --           9.92        8.46        2,219           0.70         4.74          1.25         38
              --           9.58       (1.68)+      1,508           0.67         4.57          1.84         22


     The following unaudited financial highlights for California Intermediate Tax Free Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Fund's unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998.

     Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Destribution Co., Oaks, Pennsylvania 19456.


For the period ended December 31, 1997.

                                                            REALIZED AND        DIVIDENDS
                              NET ASSET              NET     UNREALIZED          FROM NET      DISTRIBUTION
                        VALUE BEGINNING       INVESTMENT      GAINS ON          INVESTMENT         FROM
                              OF PERIOD           INCOME     INVESTMENTS          INCOME      CAPITAL GAIN
California Intermediate
  Tax Free Fund (1)

     Class A                  $10.00             $ 0.17        $ 0.11            $(0.17)          $  --


                              WIDE TABLE CONTINUED

                                                                                          RATIO OF
                                                  NET                   RATIO OF NET    EXPENSES TO
                            NET ASSET           ASSETS     RATIO OF      INVESTMENT       AVERAGE
                              VALUE             END OF    EXPENSES TO    INCOME TO      NET ASSETS
                             END OF     TOTAL   PERIOD     AVERAGE        AVERAGE       (EXCLUDING    PORTFOLIO
                             PERIOD    RETURN    (000)    NET ASSETS    NET ASSETS        WAIVERS)     TURNOVER
California Intermediate
  Tax Free Fund (1)
     Class A                 $10.11    2.86%+   $   1       0.70%         4.40%            1.26%         11%


+ Return is for the period indicated and has not been annualized.

(1) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

THE FUNDS

FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

This Prospectus relates only to the Class A Shares of the Funds named on the cover hereof. Information regarding the Class C Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


INVESTMENT OBJECTIVES
AND POLICIES

This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Intermediate Tax Free Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, and Minnesota Insured Intermediate Tax Free Fund are nondiversified investment companies under the 1940 Act.

If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."


INTERMEDIATE TAX FREE FUND

OBJECTIVE. Intermediate Tax Free Fund has an objective of providing current income which is exempt from federal income tax to the extent consistent with preservation of capital.

INVESTMENT POLICIES. Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. No more than 20% of the securities owned by the Fund will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

Under normal market conditions, the weighted average maturity of the securities held by Intermediate Tax Free Fund will range from 3 to 10 years.

Intermediate Tax Free Fund may purchase obligations which are rated no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. The Fund also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities will not exceed 10% in the aggregate of the value of the total assets of the Fund.

While the assets of Intermediate Tax Free Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months including, but not limited to, tax free money market funds advised by the Adviser. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax. Where the income from these investments is exempt from federal income tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

The Fund also may (i) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (ii) purchase securities on a when-issued or delayed delivery basis; and (iii) engage in the lending of portfolio securities. In addition, the Fund may invest up to 5% of its net assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

The requirement, described above, that Intermediate Tax Free Fund invest at least 80% of its net assets in tax free obligations under normal market conditions is a fundamental policy, which cannot be changed without shareholder vote. Under normal market conditions, the Fund will invest at least 65% of its total assets in municipal obligations which are municipal bonds. See "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."


CALIFORNIA INTERMEDIATE TAX FREE FUND,
COLORADO INTERMEDIATE TAX FREE FUND
AND MINNESOTA INSURED INTERMEDIATE TAX
FREE FUND

OBJECTIVES. California Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Colorado Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Minnesota Insured Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.

INVESTMENT POLICIES. Under normal market conditions, each of these Funds invests at least 80% of its net assets in municipal bonds and other municipal obligations of the state referred to in its title, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and that state's income tax. No more than 20% of the securities owned by any of these Funds will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax and, in the case of Minnesota Insured Intermediate Tax Free Fund, for the purpose of the Minnesota alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules or, in the case of Minnesota Insured Intermediate Tax Free Fund, under the Minnesota alternative minimum tax rules, will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which these Funds may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

Under normal market conditions, the weighted average maturity of the securities held by each of these Funds will range from 3 to 10 years.

Each of these Funds may purchase obligations which are rated (without regard to insurance) no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Each of these Funds also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities will not exceed 10% in the aggregate of the value of the total assets of any of these Funds.

While the assets of each of these Funds ordinarily will be invested in municipal obligations, on occasion either Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, a Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, a Fund may have more than 20% (and up to 100%) of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

Each of these Funds also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months. Investments of these types are also subject to the advisory fee. Such investments may include tax free money market funds advised by the Adviser. Income from these investments is normally exempt from federal income tax but may not be exempt from the applicable state tax. Where the income from these investments is exempt from both federal income tax and the applicable state tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

Each of these Funds also may (i) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices;
(ii) purchase securities on a when-issued or delayed delivery basis; (iii) engage in the lending of portfolio securities; and (iv) invest up to 5% of its net assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

As a nonfundamental policy, at least 65% of the tax-exempt obligations in the investment portfolio of Minnesota Insured Intermediate Tax Free Fund will consist of: (i) obligations that at all times are fully insured as to the scheduled payment of all installments of interest and principal; and
(ii) obligations which have an AAA rating by Standard & Poor's or an Aaa rating by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, where the payment of interest and principal is guaranteed by the United States Government or an agency or instrumentality of the United States Government, or where the payment of interest and principal is secured by an escrow account consisting of obligations guaranteed by the United States Government or its agencies or instrumentalities ("escrow secured bonds" or "defeased bonds"), without having to purchase additional insurance therefor. This policy may not be eliminated except upon 30 days advance notice to shareholders of Minnesota Insured Intermediate Tax Free Fund. In addition, pending the investment or reinvestment of its assets in longer-term tax-exempt obligations, this Fund may invest in short-term tax-exempt obligations, without obtaining insurance, provided such instruments carry an AAA or A-1 rating by Standard & Poor's or an Aaa or SP-1 rating by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Bond insurance does not guarantee the market value of the securities held in this Fund's portfolio. For further information concerning the insurance applicable to this Fund's investments, see "Special Investment Methods -- Insurance for Minnesota Insured Intermediate Tax Free Fund."

The tax-exempt obligations held by California Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund need not be insured.


RISKS TO CONSIDER

An investment in any of the Funds involves certain risks. These include the following:

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities.

Although the Adviser may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.

As described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations," the revenue bonds and municipal lease obligations in which the Funds invest may entail greater credit risk than the general obligation bonds in which they invest. This is the case because revenue bonds and municipal lease obligations generally are not backed by the faith, credit or general taxing power of the issuing governmental entity. In addition, as described under that section, municipal lease obligations also are subject to nonappropriation risk, which is a type of nonpayment risk. Investors also should note that even general obligation bonds of the states and their political subdivisions are not free from the risk of default.

The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that the Funds can invest in municipal obligations rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

Although the bond insurance carried by Minnesota Insured Intermediate Tax Free Fund is intended to mitigate credit risk, its effectiveness depends on the creditworthiness of the bond insurers. See "Special Investment Methods -- Insurance for Minnesota Insured Intermediate Tax Free Fund."

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that bonds will be called during a period of declining market interest rates so that such refinancings may take place.

If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds.

POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by the Funds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of certain municipal obligations may also be adversely affected by the enactment of changes to certain federal or state income tax laws, including, but not limited to, income tax rate reductions or the imposition of a flat tax.

Intermediate Tax Free Fund cannot invest 25% or more of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). See "Special Investment Methods -- Investment Restrictions." California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund and Minnesota Insured Intermediate Tax Free Fund each will invest primarily in municipal obligations issued by the state and its political subdivisions named in its title. For this reason, the municipal obligations held by these three Funds will be particularly affected by local conditions in those states. A more detailed description of the factors affecting California, Colorado and Minnesota issuers of municipal obligations is set forth in the Statement of Additional Information.

OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


MANAGEMENT

The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.


INVESTMENT ADVISER

U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment adviser through its First American Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Adviser was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Adviser.

Each of the Funds has agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Adviser, are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

PORTFOLIO MANAGERS

RICHARD W. STANLEY is portfolio co-manager for each of the Funds. He joined the Adviser in 1986 and has 39 years of investment industry experience. Prior to joining the Adviser, Mr. Stanley was with Heritage Investment Advisers and Smith Barney, Inc. Mr. Stanley received his bachelor's degree from Dartmouth College and his master's degree in business administration from Cornell University. He is a Chartered Financial Analyst.

CHRISTOPHER L. DRAHN is portfolio co-manager for Intermediate Tax Free Fund, California Intermediate Tax Free Fund and Minnesota Insured Intermediate Tax Free Fund. He joined the Adviser in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

TERRY L. MALTARICH is portfolio co-manager for Colorado Intermediate Tax Free Fund. Mr. Maltarich joined the Adviser in 1994 and has over 23 years of investment industry experience. Prior to joining the Adviser, Mr. Maltarich was with Great West Life Insurance. Mr. Maltarich received his bachelor's degree from Miami University.


CUSTODIAN

The Custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.


ADMINISTRATOR

The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.


DISTRIBUTOR

SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Adviser, is a wholly-owned subsidiary of SEI

Investments Company, and is located at Oaks, Pennsylvania 19456.

Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan") pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Class A Share Price and Sales Charge." In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which fee is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder services provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Adviser and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of any of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.

The Class A Distribution Plan recognizes that the Adviser, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Adviser may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc., a broker-dealer affiliated with the Adviser ("USBI"), is a Participating Institution.


INVESTING IN THE FUNDS

SHARE PURCHASES

Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally-chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service.

BY MAIL. An investor may place an order to purchase shares of the Funds directly through the

Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:

*  complete and sign the new account form;

*  enclose a check made payable to (Fund name); and

* mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc., Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Adviser and its affiliates.


CLASS A SHARE PRICE AND SALES CHARGE

WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:

                                                                MAXIMUM
                                                              AMOUNT OF
                             SALES CHARGE   SALES CHARGE   SALES CHARGE
                            AS PERCENTAGE  AS PERCENTAGE   REALLOWED TO
                              OF OFFERING   OF NET ASSET  PARTICIPATING
                                    PRICE          VALUE   INSTITUTIONS
Less than $50,000                    3.00%          3.09%          2.70%
$50,000 but less than $100,000       2.50%          2.56%          2.25%
$100,000 but less than $250,000      2.00%          2.04%          1.80%
$250,000 but less than $500,000      1.50%          1.52%          1.35%
$500,000 but less than $1,000,000    1.00%          1.01%          0.80%
$1,000,000 and over                  0.00%          0.00%          0.00%

There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A
Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.

Net asset value is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time Monday through Friday except on (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) days on which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.

DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.

REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent:

* QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

     The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

* LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow

     (in shares) for all FAIF Funds until the purchase is completed.

     The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of a Fund's Class A Shares by the Adviser, or any of its affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisers, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by qualified defined contribution plans participating in the First American 401(k) Plan Program, investors participating in asset allocation "wrap" accounts offered by the Adviser or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in sections 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.

If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.


SYSTEMATIC EXCHANGE PROGRAM

Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases
Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or call
(800) 637-2548.


EXCHANGING SECURITIES FOR FUND SHARES

A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.


CERTIFICATES AND CONFIRMATIONS

The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.


DIVIDENDS AND DISTRIBUTIONS

Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

The amount of dividends payable on Class A Shares generally will be less than the dividends payable on Class C Shares because of the shareholder servicing expenses charged to Class A Shares.


EXCHANGE PRIVILEGE

Shareholders may exchange Class A Shares of a Fund for currently available Class A Shares of the other FAIF Funds or of other funds in the First American family of funds. Class A Shares of the Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- Directly From the Funds -- Signatures." Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, or any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.

Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day.

Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105.

Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class C Shares.

The terms of any exchange privilege may be modified or terminated by the Funds at any time. There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or changes.


REDEEMING SHARES

Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.


BY TELEPHONE

A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or taxpayer identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.


BY MAIL

Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

* a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the

     Federal Deposit Insurance Corporation ("FDIC");

* a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

* a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

* any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.


BY SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.


REDEMPTION BEFORE PURCHASE
INSTRUMENTS CLEAR

When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


DETERMINING THE PRICE
OF SHARES

Class A Shares of the Funds are sold at net asset value plus a sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Class A Share Price and Sales Charge."

The net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request.

It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.


DETERMINING NET ASSET VALUE

The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security. Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade. If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.



INCOME TAXES

FEDERAL INCOME TAXATION

Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds qualified during its last fiscal year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and all of the Funds intend to so qualify in the future. If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

Distributions of net interest income from tax-exempt obligations that are designated by each Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. A portion of such dividends may, however, be subject to the alternative minimum tax, as discussed below.

Distributions paid from other interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Since none of the Funds' income will consist of dividends from domestic corporations, the dividends-received deduction for corporations will not be applicable to taxable distributions by the Funds. Distributions paid from long-term capital gains (and designated as such) generally will be taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held the shares in a Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend on each shareholder's tax situation.

Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. Each Fund may invest up to 20% of its total assets in obligations the interest on which is treated as an item of tax preference for federal income tax purposes. Also, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate alternative minimum tax, and the branch profits tax imposed on foreign corporations under Section 884 of the Code. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Funds. The Funds will avoid investment in bonds which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a bond in a Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of that investment on terms that are not detrimental to the Fund.

In certain instances, the portion of Social Security benefits received by a shareholder that is subject to federal income tax may be affected by the amount of exempt-interest dividends received by the shareholder from the Funds.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for federal income purposes.

A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.

Information concerning distributions will be mailed to shareholders annually. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.


CALIFORNIA INCOME TAXATION

The portion of exempt-interest dividends paid by California Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of California, its political subdivisions and instrumentalities, is excluded from the California taxable income of individuals, estates, and trusts, provided that at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from California personal income taxation pursuant to federal or California law. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gains dividends, are included in the California taxable income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gains dividends are to be treated by shareholders as long-term capital gains. California has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.


COLORADO INCOME TAXATION

To the extent that dividends paid by Colorado Intermediate Tax Free Fund are derived from interest on tax-exempt obligations issued by the State of Colorado, its political subdivisions and instrumentalities, such dividends will also be exempt from Colorado income taxes for individuals, trusts, estates, and corporations. The remaining portion of such dividends are included in the Colorado taxable income of individuals, trusts, estates, and corporations, except for dividends directly attributable to interest on obligations of the United States Government. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Colorado law. However, Colorado has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses.

Dividends paid by Colorado Intermediate Tax Free Fund that are derived from interest on tax-exempt obligations issued by the state of Colorado, its political subdivisions and instrumentalities (including tax-exempt obligations treated for federal purposes as private activity bonds) will not be treated as items of tax preference for purposes of the alternative minimum tax that Colorado imposes on individuals, trusts and estates.

As under federal law, the portion of Social Security benefits subject to Colorado income tax may be affected by the amount of exempt-interest dividends received by the shareholders.

MINNESOTA INCOME TAXATION

The portion of exempt-interest dividends paid by Minnesota Insured Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Minnesota, its political subdivisions and instrumentalities, is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the respective Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.


OTHER STATE AND LOCAL TAXATION

Except to the extent described above under "-- California Income Taxation,"
"-- Colorado Income Taxation" and "-- Minnesota Income Taxation," distributions by all the Funds may be subject to state and local taxation even if they are exempt from federal income taxes. Shareholders are urged to consult their own tax advisers regarding state and local taxation.


                                      Tax-Equivalent Yields
                                                                 Combined Federal and
                     Federal Tax Brackets                       California Tax Brackets
 Tax-Free
   Yields  28%        31%         36%       39.6%     34.7%       37.4%      42.0%      45.2%
 3.0%     4.17%      4.35%       4.69%      4.97%     4.59%       4.79%      5.17%      5.47%
 3.5%     4.86%      5.07%       5.47%      5.79%     5.37%       5.59%      6.03%      6.39%
 4.0%     5.56%      5.80%       6.25%      6.62%     6.13%       6.39%      6.90%      7.30%
 4.5%     6.25%      6.52%       7.03%      7.45%     6.89%       7.19%      7.76%      8.21%
 5.0%     6.94%      7.25%       7.81%      8.28%     7.66%       7.99%      8.62%      9.12%
 5.5%     7.64%      7.97%       8.59%      9.11%     8.42%       8.79%      9.48%     10.04%
 6.0%     8.33%      8.70%       9.38%      9.93%     9.19%       9.58%     10.34%     10.95%
 6.5%     9.03%      9.42%      10.16%     10.76%     9.95%      10.38%     11.21%     11.86%




[WIDE TABLE CONTINUED FROM ABOVE]


                             Tax-Equivalent Yields
                     Combined Federal and                        Combined Federal and
                     Colorado Tax Brackets                      Minnesota Tax Brackets
Tax-Free
 Yields   31.6%      34.5%       39.2%      42.6%     34.1%       36.9%      41.4%      44.7%
 3.0%     4.39%      4.58%       4.93%      5.23%     4.55%       4.75%      5.12%      5.42%
 3.5%     5.12%      5.34%       5.76%      6.10%     5.31%       5.55%      5.97%      6.33%
 4.0%     5.85%      6.11%       6.58%      6.97%     6.07%       6.34%      6.83%      7.23%
 4.5%     6.58%      6.87%       7.40%      7.84%     6.83%       7.13%      7.68%      8.14%
 5.0%     7.31%      7.63%       8.22%      8.71%     7.59%       7.92%      8.53%      9.04%
 5.5%     8.04%      8.40%       9.05%      9.58%     8.35%       8.72%      9.39%      9.95%
 6.0%     8.77%      9.16%       9.87%     10.45%     9.10%       9.51%     10.24%     10.85%
 6.5%     9.50%      9.92%      10.69%     11.32%     9.86%      10.30%     11.09%     11.75%



TAX-EXEMPT VS. TAXABLE
INCOME

The tables above show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and California income taxes; (iii) exempt from both federal and Colorado income taxes; and (iv) exempt from both federal and Minnesota income taxes under selected income tax brackets scheduled to be in effect in 1998. The effective combined rates reflect the deduction of state income taxes from federal income. The 34.7%, 37.4%, 42.0% and 45.2% combined federal/California rates assume that the investor is subject to a 9.3% marginal California income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 31.6%, 34.5%, 39.2% and 42.6%
combined federal/Colorado rates assume that the investor is subject to a 5% Colorado income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.1%, 36.9%, 41.4%, and 44.7% combined federal/Minnesota rates assume that the investor is subject to an 8.5% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.

FUND SHARES

Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


CALCULATION OF PERFORMANCE DATA

From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "tax equivalent yield," its "cumulative total return," its "average annual total return," its "distribution rate" and its "tax equivalent distribution rate." Distribution rates and tax equivalent distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate" and "tax equivalent distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

"Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

"Tax equivalent yield" is that yield which a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket (normally assumed to be the maximum tax rate or combined rate). Tax equivalent yield is computed by dividing that portion of the yield which is tax-exempt by one minus the stated income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax-exempt.

"Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including the maximum sales charge imposed on Class A Shares. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares.

"Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. "Tax equivalent distribution rate" is computed by dividing the portion of the distribution rate (determined as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding to the resulting amount that portion, if any, of the distribution rate which is not tax-exempt. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

The performance of the Class A Shares of a Fund will normally be lower than for the Class C Shares because Class C Shares are not subject to the sales charges and shareholder servicing expenses applicable to Class A Shares.

In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.

PERFORMANCE INFORMATION FOR
SUCCESSOR TO COMMON
TRUST FUNDS

From time to time California Intermediate Tax Free Fund may advertise performance information which includes performance data of certain predecessor common trust funds. California Intermediate Tax Free Fund commenced operations when substantially all of the assets of certain common trust funds which were exempt from registration under the 1940 Act were transferred to the Fund. One predecessor common trust fund was managed by the Adviser, while the other was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Adviser's parent company. The personnel who managed that common trust fund on behalf of Qualivest Capital Management became employees of the Adviser, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.

Such performance data is deemed relevant because the common trust funds were managed using investment objectives, policies and restrictions very similar to those of the Fund. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as California Intermediate Tax Free Fund.

SPECIAL INVESTMENT
METHODS

This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.


MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

As described under "Investment Objectives and Policies," each of the Funds invests principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes issued by the states and their political subdivisions.

MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity.

The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

MUNICIPAL LEASES. Each Fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sale contracts
(which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, each Fund has adopted and follows procedures for determining whether municipal lease obligations purchased by the Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As described below under "-- Investment Restrictions," each Fund is subject to limitations on the percentage of illiquid securities it can hold.


INSURANCE FOR MINNESOTA INSURED
INTERMEDIATE TAX FREE FUND

At least 65% of the tax-exempt obligations in the investment portfolio of Minnesota Insured Intermediate Tax Free Fund will consist of insured securities, escrow secured bonds or defeased bonds. The "insured securities" in this Fund's investment portfolio are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of this insurance is to minimize credit risk to this Fund and its shareholders associated with defaults in tax-exempt obligations owned by the Fund. However, insurance does not guarantee the market value of the securities in this Fund's investment portfolio, which will continue to fluctuate in response to changes in market interest rates. See "Investment Objectives and Policies -- Risks to Consider -- Interest Rate Risk." Therefore, the amount received upon redemption of shares of this Fund may be more or less than the original cost of the shares less any applicable sales charge paid in connection with the acquisition of such shares.

Generally, except as noted above, each insured municipal obligation held by Minnesota Insured Intermediate Tax Free Fund will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. "Original Issue Insurance" is purchased by the issuer of a municipal obligation or by a third party at the time of original issuance of the obligation, while "Secondary Market Insurance" may be purchased by a third party (including Minnesota Insured Intermediate Tax Free Fund) subsequent to the original issuance of a municipal obligation. "Portfolio Insurance" is insurance purchased by Minnesota Insured Intermediate Tax Free Fund to cover municipal obligations while they are held in the Fund's portfolio. Premiums for Portfolio Insurance will be paid from the Fund's assets and will reduce the current yield on its investment portfolio by the amount of the premiums. The Fund's investment manager estimates that annual premiums for Portfolio Insurance would be less than .01% of the Fund's average daily net assets.

Because Portfolio Insurance coverage would terminate upon the sale of an insured security by Minnesota Insured Intermediate Tax Free Fund, this kind of insurance would not have an effect on the resale value of the security. Therefore, the Fund generally will retain any such securities covered only by Portfolio Insurance which are in default or in significant risk of default and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default. Both Original Issue Insurance and Secondary Market Insurance are non-cancelable and continue in force as long as the insured security is outstanding and the applicable insurer remains in business.

Minnesota Insured Intermediate Tax Free Fund may acquire securities that are already covered by

Original Issue Insurance or Secondary Market Insurance without having to acquire additional insurance thereon, provided that the claims paying ability of the insurer is rated AAA or SP-1 by Standard & Poor's or Aaa or MIG-1 by Moody's or has been assigned an equivalent rating by another nationally recognized statistical rating organization. One of the purposes of these kinds of insurance is to enable the securities covered thereby to be sold as AAA or Aaa rated insured securities at a market price higher than might be obtained if the securities were not insured. Therefore, these kinds of insurance may be considered to represent an element of the market value of the securities insured. However, the exact effect, if any, on market value cannot be estimated.

Secondary Market Insurance may be purchased by Minnesota Insured Intermediate Tax Free Fund if, in the opinion of the Fund's investment manager, the market value or net proceeds of a sale of the covered security by the Fund would exceed the current value of the security without insurance, plus the cost of the insurance. When the Fund purchases Secondary Market Insurance, the single premium is added to the cost basis of the security and is not considered an item of expense of the Fund. Any excess of a security's market value as an AAA or Aaa rated security over its market value without the insurance, including the single premium cost thereof, would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the security.

The investment policy of this Fund requiring insurance on investments applies only to tax-exempt obligations held by the Fund and will not affect the Fund's ability to hold its assets in cash or to invest in escrow secured and defeased bonds or in certain short-term tax-exempt obligations as described elsewhere herein, or its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis in accordance with the investment policies and restrictions of the Fund.

Minnesota Insured Intermediate Tax Free Fund is authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of AAA or SP-1 from Standard & Poor's or Aaa or MIG-1 from Moody's or an equivalent rating from another nationally recognized statistical rating organization. Such insurers may include AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corp. ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance, Inc. ("FSA"), or other companies meeting these criteria. For more information concerning Portfolio Insurance, see the Statement of Additional Information.


TEMPORARY TAXABLE INVESTMENTS

Each of the Funds may make temporary taxable investments as described under "Investment Objectives and Policies." Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities; (ii) commercial paper rated not less than A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. See "-- Repurchase Agreements" below.


REPURCHASE AGREEMENTS

The temporary taxable investments which each Fund may make include repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.


INVERSE FLOATING RATE OBLIGATIONS

Each of the Funds may invest up to 5% of its net assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its income and value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.


LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans, which in the case of First Trust National Association, are 40% of the Funds' income from such securities lending transactions.


OPTIONS TRANSACTIONS

Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.

None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.

An interest rate futures contract provides for the future sale by one party and purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to purchase (in the case of a call option) or sell (in the case of a put option) an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. In order to hedge its portfolio against anticipated changes in interest rates, a Fund might purchase a put option on an interest rate futures contract if interest rates were expected to rise, or might purchase a call option on an interest rate futures contract if rates were expected to decline.

Options on interest rate indices are similar to options on interest rate futures contracts except that, rather than the right to take or make delivery of a specific financial instrument at a specified price, an option on an interest rate index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used in a fashion similar to that of options on interest rate futures contracts to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.

The use of options on interest rate futures contracts and on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.


PORTFOLIO TRANSACTIONS

Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


PORTFOLIO TURNOVER

Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.


INVESTMENT RESTRICTIONS

The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

* None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

*    None of the Funds will make short sales of securities.

* None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

* Intermediate Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). None of the Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals;
     (viii) nursing homes; (ix) street development and repair; (x) toll roads;
     (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States

     Government or its agencies and instrumentalities or repurchase agreements relating thereto.

A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INFORMATION CONCERNING COMPENSATION
PAID TO U.S. BANK NATIONAL ASSOCIATION,
FIRST TRUST NATIONAL ASSOCIATION AND
OTHER AFFILIATES

U.S. Bank National Association, First Trust National Association and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

Investment advisory services -- see "Management-Investment Adviser"

Custodian services -- see "Management-Custodian"

Sub-administration -- see "Management-Administrator"

Shareholder servicing -- see "Distributor"

Securities lending -- see "Special Investment Methods-Lending of
Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1002 (1/98) R

JANUARY 31, 1998


TAX FREE INCOME FUNDS

CLASS C SHARES


Intermediate Tax
Free Fund

California Intermediate
Tax Free Fund

Colorado Intermediate
Tax Free Fund

Minnesota Insured
Intermediate Tax Free Fund

Oregon Intermediate
Tax Free Fund




FIRST AMERICAN
       INVESTMENT FUNDS, INC.

PROSPECTUS




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(SM)

TABLE OF CONTENTS

Summary                                            2

Fees and Expenses                                  4

Financial Highlights                               6

The Funds                                         10

Investment Objectives and Policies                10

Management                                        15

Distributor                                       17

Purchases and Redemptions of Shares               17

Income Taxes                                      19

Tax-Exempt vs. Taxable Income                     22

Fund Shares                                       23

Calculation of Performance Data                   23

Performance Information for Successors to
Common Trust Funds                                24

Special Investment Methods                        25

Information Concerning Compensation Paid to U.S.  31
Bank National Association, First Trust National
Association and Other Affiliates

FIRST AMERICAN INVESTMENT FUNDS, INC.


CLASS C SHARES PROSPECTUS

The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class C Shares of the following funds (the "Funds"):

*  INTERMEDIATE TAX FREE FUND

*  CALIFORNIA INTERMEDIATETAX FREE FUND

*  COLORADO INTERMEDIATE TAX FREE FUND

*  MINNESOTA INSURED INTERMEDIATE TAX FREE FUND

*  OREGON INTERMEDIATE TAX FREE FUND

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated January 31, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is January 31, 1998.

SUMMARY

First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class C Shares of the following funds (the "Funds"):

INTERMEDIATE TAX FREE FUND has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

CALIFORNIA INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and California income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

COLORADO INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Colorado income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

MINNESOTA INSURED INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Minnesota income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal or the Minnesota alternative minimum tax. At least 65% of the tax-exempt obligations held by this Fund will consist of insured bonds, escrow secured bonds and defeased bonds. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

OREGON INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal and Oregon state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Oregon income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

INVESTMENT ADVISER. U.S. Bank National Association (the "Adviser" or "U.S. Bank") serves as investment adviser to each of the Funds though its First American Asset Management group. See "Management."

DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

ELIGIBLE INVESTORS; OFFERING PRICES. Class C Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class C Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."

EXCHANGES. Class C Shares of any Fund may be exchanged for Class C shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."

REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."

RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

In addition, the value of municipal obligations held by the Funds may be adversely affected by local political and economic conditions and developments in the states and political subdivisions which issue the obligations. Investors should note in this regard that California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund invest principally in municipal obligations of issuers located only in California, Colorado, Minnesota and Oregon, respectively. The Funds also may, in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

FEES AND EXPENSES

CLASS C SHARE FEES AND EXPENSES


                                                                                       MINNESOTA
                                                      CALIFORNIA        COLORADO         INSURED          OREGON
                                    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE    INTERMEDIATE
                                        TAX FREE        TAX FREE        TAX FREE        TAX FREE        TAX FREE
                                            FUND            FUND            FUND            FUND            FUND
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed
on purchases                                None            None            None            None            None

Maximum sales load imposed on reinvested
dividends                                   None            None            None            None            None

Deferred sales load                         None            None            None            None            None

Redemption fees                             None            None            None            None            None

Exchange fees                               None            None            None            None            None


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fees (after
voluntary fee waivers)(1)                   0.47%           0.29%           0.49%           0.50%           0.31%

Rule 12b-1 fees                             None            None            None            None            None

Other expenses                              0.23%           0.41%           0.21%           0.20%           0.39%

Total fund operating expenses
(after voluntary fee waivers )(1)           0.70%           0.70%           0.70%           0.70%           0.70%


EXAMPLE(2)

You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

 1 year                                     $  7            $  7            $  7            $  7            $  7

 3 years                                    $ 22            $ 22            $ 22            $ 22            $ 22

 5 years                                    $ 39            $ 39            $ 39            $ 39            $ 39

10 years                                    $ 87            $ 87            $ 87            $ 87            $ 87


(1) The Adviser intends to waive a portion of its fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. The Adviser intends to maintain such waivers in effect for the current fiscal year but reserves the right to discontinue such waivers at any time in its sole discretion. Absent any fee waivers, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70%; and total fund operating expenses calculated on such basis would be 0.93% for Intermediate Tax Free Fund, 1.11% for California Intermediate Tax Free Fund, 0.91% for Colorado Intermediate Tax Free Fund, 0.90% for Minnesota Insured Intermediate Tax Free Fund and 1.09% for Oregon Intermediate Tax Free Fund. "Other expenses" includes an administration fee.

(2) Absent the fee waivers referred to in (1) above, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: Intermediate Tax Free Fund, $9, $30, $51 and $114; California Intermediate Tax Free Fund, $11, $35, $61, and $135; Colorado Intermediate Tax Free Fund, $9, $29, $50 and $112; Minnesota Insured Intermediate Tax Free Fund, $9, $29, $50 and $111; and Oregon Intermediate Tax Free Fund, $11, $35, $60 and $133.

INFORMATION CONCERNING FEES AND EXPENSES

The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated ended September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the periods ended September 30,

For a share outstanding throughout this period

                                                     REALIZED AND
                                                       UNREALIZED   DIVIDENDS
                              NET ASSET          NET     GAINS OR    FROM NET
                        VALUE BEGINNING   INVESTMENT  (LOSSES) ON  INVESTMENT
                              OF PERIOD       INCOME  INVESTMENTS      INCOME

INTERMEDIATE TAX FREE FUND Class C

1997                             $10.65        $0.47      $ 0.23    $(0.47)
1996                              10.72         0.46        0.00     (0.46)
1995                              10.28         0.49        0.43     (0.48)
1994(1)                           10.89         0.29       (0.61)    (0.29)

CALIFORNIA INTERMEDIATE TAX FREE FUND Class C

1997(2)                          $10.00        $0.06      $ 0.03    $(0.06)

COLORADO INTERMEDIATE TAX FREE FUND Class C

1997                             $10.42        $0.48      $ 0.24    $(0.48)
1996                              10.51         0.49       (0.04)    (0.49)
1995                              10.16         0.48        0.36     (0.49)
1994(3)                           10.00         0.22        0.16     (0.22)

MINNESOTA INSURED INTERMEDIATE TAX FREE FUND Class C

1997                             $ 9.91        $0.44      $ 0.18    $(0.44)
1996                               9.92         0.45        0.02     (0.45)
1995                               9.59         0.45        0.33     (0.45)
1994(4)                           10.00         0.25       (0.41)    (0.25)

OREGON INTERMEDIATE TAX FREE FUND Class C

1997(2)                          $10.00        $0.07      $ 0.05    $(0.07)

  +  Returns are for the period indicated and have not been annualized.

(1) This class of shares has been offered since February 4, 1994 (the Fund itself having commenced operations on December 22, 1987). All ratios for the period have been annualized.

(2) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

                                                                                      RATIO OF
                                                                     RATIO OF NET  EXPENSES TO
                NET ASSET                                  RATIO OF    INVESTMENT      AVERAGE
DISTRIBUTIONS       VALUE                   NET ASSETS  EXPENSES TO     INCOME TO   NET ASSETS   PORTFOLIO
         FROM      END OF                       END OF      AVERAGE       AVERAGE   (EXCLUDING    TURNOVER
CAPITAL GAINS      PERIOD  TOTAL RETURN   PERIOD (000)   NET ASSETS    NET ASSETS     WAIVERS)        RATE
      $(0.06)      $10.82          6.75%      $431,000         0.67%         4.40%        0.93%         66%
       (0.07)       10.65          4.35         66,994         0.66          4.35         0.92          53
          --        10.72          9.15         46,025         0.67          4.73         1.05          68
          --        10.28         (2.91)+        6,168         0.45          4.48         2.20          52

      $   --       $10.03          0.92%+     $ 33,287         0.69%         4.14%        1.11%          3%

      $(0.05)      $10.61          7.11%      $ 54,378         0.70%         4.55%        0.91%         11%
       (0.05)       10.42          4.39         48,927         0.70          4.69         0.93          20
          --        10.51          8.47         50,071         0.70          4.84         1.02          19
          --        10.16          3.76+         7,281         0.69          4.51         4.71           4

      $(0.03)      $10.06          6.42%      $297,122         0.70%         4.47%        0.90%         20%
       (0.03)        9.91          4.80         93,394         0.70          4.53         0.93          19
          --         9.92          8.34         61,693         0.70          4.76         1.00          38
          --         9.59         (1.58)+       20,272         0.67          4.57         1.59          22

      $   --       $10.05          1.17%+     $182,069         0.70%         4.55%        1.09%          4%


(3) Commenced operations on April 4, 1994. All ratios for the period have been annualized.

(4) Commenced operations on February 25, 1994. All ratios for the period have been annualized.

     The following unaudited financial highlights for California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Funds' unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998.

     Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the period ended December 31, 1997.

                                                            REALIZED AND        DIVIDENDS
                              NET ASSET              NET     UNREALIZED          FROM NET      DISTRIBUTION
                        VALUE BEGINNING       INVESTMENT      GAINS ON          INVESTMENT         FROM
                              OF PERIOD           INCOME     INVESTMENTS          INCOME      CAPITAL GAIN
California Intermediate
   Tax Free Fund (1)
     Class C                  $10.00              $ 0.17      $ 0.10            $(0.17)          $   --

Oregon Intermediate
   Tax Free Fund (1)

     Class C                  $10.00              $ 0.18      $ 0.12            $(0.18)          $(0.02)


                              WIDE TABLE CONTINUED

                                                                                          RATIO OF
                                                  NET                   RATIO OF NET    EXPENSES TO
                            NET ASSET           ASSETS     RATIO OF      INVESTMENT       AVERAGE
                              VALUE             END OF    EXPENSES TO    INCOME TO      NET ASSETS
                             END OF     TOTAL   PERIOD     AVERAGE        AVERAGE       (EXCLUDING    PORTFOLIO
                             PERIOD    RETURN    (000)    NET ASSETS    NET ASSETS        WAIVERS)     TURNOVER
California Intermediate
   Tax Free Fund (1)
     Class C                 $10.10    2.76%+   $ 34,039     0.70%         4.37%            1.01%        11%

Oregon Intermediate
   Tax Free Fund (1)

     Class C                 $10.10    2.97%+   $182,309     0.70%         4.56%            0.95%         8%


+ Returns are for the period indicated and have not been annualized.

(1) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

THE FUNDS

FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

This Prospectus relates only to the Class C Shares of the Funds named on the cover hereof. Information regarding the Class A Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania, 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.



INVESTMENT OBJECTIVES AND POLICIES

This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Intermediate Tax Free Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund are nondiversified investment companies under the 1940 Act.

If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

INTERMEDIATE TAX FREE FUND

OBJECTIVE. Intermediate Tax Free Fund has an objective of providing current income which is exempt from federal income tax to the extent consistent with preservation of capital.

INVESTMENT POLICIES. Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. No more than 20% of the securities owned by the Fund will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

Under normal market conditions, the weighted average maturity of the securities held by Intermediate Tax Free Fund will range from 3 to 10 years.

Intermediate Tax Free Fund may purchase obligations which are rated no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. The Fund also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities will not exceed 10% in the aggregate of the value of the total assets of the Fund.

While the assets of Intermediate Tax Free Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months including, but not limited to, tax free money market funds advised by the Adviser. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax. Where the income from these investments is exempt from federal income tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

The Fund also may (i) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (ii) purchase securities on a when-issued or delayed delivery basis; and (iii) engage in the lending of portfolio securities. In addition, the Fund may invest up to 5% of its net assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

The requirement, described above, that Intermediate Tax Free Fund invest at least 80% of its net assets in tax free obligations under normal market conditions is a fundamental policy, which cannot be changed without shareholder vote. Under normal market conditions, that Fund will invest at least 65% of its total assets in municipal obligations which are municipal bonds. See "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

CALIFORNIA INTERMEDIATE TAX FREE FUND, COLORADO INTERMEDIATE TAX FREE FUND, MINNESOTA INSURED INTERMEDIATE TAX FREE FUND AND OREGON INTERMEDIATE TAX FREE FUND

OBJECTIVES. California Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Colorado Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Minnesota Insured Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital. Oregon Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.

INVESTMENT POLICIES. Under normal market conditions, each of these Funds invests at least 80% of its net assets in municipal bonds and other municipal obligations of the state referred to in its title, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and that state's income tax. No more than 20% of the securities owned by any of these Funds will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax and, in the case of Minnesota Insured Intermediate Tax Free Fund, for the purpose of the Minnesota alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules or, in the case of Minnesota Insured Intermediate Tax Free Fund, under the Minnesota alternative minimum tax rules, will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which these Funds may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

Under normal market conditions, the weighted average maturity of the securities held by each of these Funds will range from 3 to 10 years.

Each of these Funds may purchase obligations which are rated (without regard to insurance) no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Each of these Funds also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Unrated securities will not exceed 10% in the aggregate of the value of the total assets of any of these Funds.

While the assets of each of these Funds ordinarily will be invested in municipal obligations, on occasion any Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, a Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, a Fund may have more than 20% (and up to 100%) of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

Each of these Funds also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months. Investments of these types are also subject to the advisory fee. Such investments may include tax free money market funds advised by the Adviser. Income from these investments is normally exempt from federal income tax but may not be exempt from the applicable state tax. Where the income from these investments is exempt from both federal income tax and the applicable state tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

Each of these Funds also may (i) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (ii) purchase securities on a when-issued or delayed delivery basis; (iii) engage in the lending of portfolio securities; and (iv) invest up to 5% of its net assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

As a nonfundamental policy, at least 65% of the tax-exempt obligations in the investment portfolio of Minnesota Insured Intermediate Tax Free Fund will consist of: (i) obligations that at all times are fully insured as to the scheduled payment of all installments of interest and principal; and (ii) obligations which have an AAA rating by Standard & Poor's or an Aaa rating by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, where the payment of interest and principal is guaranteed by the United States Government or an agency or instrumentality of the United States Government, or where the payment of interest and principal is secured by an escrow account consisting of obligations guaranteed by the United States Government or its agencies or instrumentalities ("escrow secured bonds" or "defeased bonds"), without having to purchase additional insurance therefor. This policy may not be eliminated except upon 30 days advance notice to shareholders of Minnesota Insured Intermediate Tax Free Fund. In addition, pending the investment or reinvestment of its assets in longer-term tax-exempt obligations, this Fund may invest in short-term tax-exempt obligations, without obtaining insurance, provided such instruments carry an AAA or A-1 rating by Standard & Poor's or an Aaa or SP-1 rating by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Bond insurance does not guarantee the market value of the securities held in this Fund's portfolio. For further information concerning the insurance applicable to this Fund's investments, see "Special Investment Methods -- Insurance for Minnesota Insured Intermediate Tax Free Fund."

The tax-exempt obligations held by California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund need not be insured.

RISKS TO CONSIDER

An investment in any of the Funds involves certain risks. These include the following:

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities.

Although the Adviser may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.

As described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations," the revenue bonds and municipal lease obligations in which the Funds invest may entail greater credit risk than the general obligation bonds in which they invest. This is the case because revenue bonds and municipal lease obligations generally are not backed by the faith, credit or general taxing power of the issuing governmental entity. In addition, as described under that section, municipal lease obligations also are subject to nonappropriation risk, which is a type of nonpayment risk. Investors also should note that even general obligation bonds of the states and their political subdivisions are not free from the risk of default.

The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that the Funds can invest in municipal obligations rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

Although the bond insurance carried by Minnesota Insured Intermediate Tax Free Fund is intended to mitigate credit risk, its effectiveness depends on the creditworthiness of the bond insurers. See "Special Investment Methods -- Insurance for Minnesota Insured Intermediate Tax Free Fund."

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that bonds will be called during a period of declining market interest rates so that such refinancings may take place.

If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds.

POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by the Funds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of certain municipal obligations also may be adversely affected by the enactment of changes to certain federal or state income tax laws, including, but not limited to, income tax rate reductions or the imposition of a flat tax.

Intermediate Tax Free Fund cannot invest 25% or more of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). See "Special Investment Methods -- Investment Restrictions." California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund each will invest primarily in municipal obligations issued by the state and its political subdivisions named in its title. For this reason, the municipal obligations held by these four Funds will be particularly affected by local conditions in those states. A more detailed description of the factors affecting California, Colorado, Minnesota and Oregon issuers of municipal obligations is set forth in the Statement of Additional Information.

OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.



MANAGEMENT

The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.

INVESTMENT ADVISER

U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment adviser through its First American Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Adviser was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Adviser.

Each of the Funds has agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

PORTFOLIO MANAGERS

RICHARD W. STANLEY is portfolio co-manager for each of the Funds. He joined the Adviser in early 1986 and has 39 years of investment industry experience. Prior to joining the Adviser, Mr. Stanley was with Heritage Investment Advisers and Smith Barney, Inc. Mr. Stanley received his bachelor's degree from Dartmouth College and his master's degree in business administration from Cornell University. He is a Chartered Financial Analyst.

CHRISTOPHER L. DRAHN is portfolio co-manager for Intermediate Tax Free Fund, California Intermediate Tax Free Fund and Minnesota Insured Intermediate Tax Free Fund. He joined the Adviser in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

TERRY L. MALTARICH is portfolio co-manager for Colorado Intermediate Tax Free Fund. Mr. Maltarich joined the Adviser in 1994 and has over 23 years of investment industry experience. Prior to joining the Adviser, Mr. Maltarich was with Great West Life Insurance. Mr. Maltarich received his bachelor's degree from Miami University.

MICHAEL S. HAMILTON is portfolio co-manager for Oregon Intermediate Tax Free Fund. He joined the Adviser in 1989 and has six years of investment industry experience. Mr. Hamilton received his bachelor's degree from Albertson College and his master's degree in business administration from Western Washington University.

CUSTODIAN

The Custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

ADMINISTRATOR

The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.

TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.



DISTRIBUTOR

SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Adviser, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

The Distributor, the Administrator and the Adviser may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, the Distributor and the Adviser and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.



PURCHASES AND REDEMPTIONS OF SHARES

SHARE PURCHASES AND REDEMPTIONS

Shares of the Funds are sold and redeemed on days on which both the New York Stock Exchange and federally-chartered banks are open for business ("Business Days").

Payment for shares can be made only by wire transfer. All information needed will be taken over the telephone and the order will be considered placed when the Custodian receives payment by wire. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The Funds reserve the right to reject a purchase order.

The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption requests may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption requests received before 3:00 p.m. Central time, payment will ordinarily be made the next business day by transfer of federal funds, but payment may be made up to 7 days after the request.

WHAT SHARES COST

Class C Shares of the Funds are sold and redeemed at net asset value. The net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each Business Day, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security. Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade. If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of distribution and/or shareholder servicing expenses charged to Class A Shares.

EXCHANGING SECURITIES FOR FUND SHARES

A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

CERTIFICATES AND CONFIRMATIONS

The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

The amount of dividends payable on Class C Shares generally will be more than the dividends payable on Class A Shares because of distribution and/or shareholder servicing expenses charged to Class A Shares.

EXCHANGE PRIVILEGE

Shareholders may exchange Class C Shares of a Fund for currently available Class C Shares of the other FAIF Funds or of other funds in the First American family of funds at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures. These procedures may include taping of telephone conversations.

Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class C Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.



INCOME TAXES

FEDERAL INCOME TAXATION

Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds qualified during its last fiscal year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and all of the Funds intend to so qualify in the future. If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

Distributions of net interest income from tax-exempt obligations that are designated by each Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. A portion of such dividends may, however, be subject to the alternative minimum tax, as discussed below.

Distributions paid from other interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Since none of the Funds' income will consist of dividends from domestic corporations, the dividends-received deduction for corporations will not be applicable to taxable distributions by the Funds. Distributions paid from long-term capital gains (and designated as such) generally will be taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held the shares in a Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gains and the portion that must be treated as long-term capital gain. Shareholders not subject to federal income taxation will not be taxed on distributions by a Fund.

Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend on each shareholder's tax situation.

Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. Each Fund may invest up to 20% of its total assets in obligations the interest on which is treated as an item of tax preference for federal income tax purposes. Also, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate alternative minimum tax and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Funds. The Funds will avoid investment in bonds which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a bond in a Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of that investment on terms that are not detrimental to the Fund.

In certain instances, the portion of Social Security benefits received by a shareholder that is subject to federal income tax may be affected by the amount of exempt-interest dividends received by the shareholder from the Funds.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for federal income purposes.

Information concerning distributions will be mailed to shareholders annually. Shareholders who are subject to federal income tax are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

CALIFORNIA INCOME TAXATION

The portion of exempt-interest dividends paid by California Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of California, its political subdivisions and instrumentalities, is excluded from the California taxable income of individuals, estates, and trusts, provided that at least 50% of the value of the Fund's total assets consists of obligations of the interest on which is exempt from California personal income taxation pursuant to federal or California law. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gains dividends, are included in the California taxable income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gains dividends are to be treated by shareholders as long-term capital gains. California has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

COLORADO INCOME TAXATION

To the extent that dividends paid by Colorado Intermediate Tax Free Fund are derived from interest on tax-exempt obligations issued by the State of Colorado, its political subdivisions and instrumentalities, such dividends will also be exempt from Colorado income taxes for individuals, trusts, estates, and corporations. The remaining portion of such dividends are included in the Colorado taxable income of individuals, trusts, estates, and corporations, except for dividends directly attributable to interest on obligations of the United States Government. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Colorado law. However, Colorado has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses.

Dividends paid by Colorado Intermediate Tax Free Fund that are derived from interest on tax-exempt obligations issued by the state of Colorado, its political subdivisions and instrumentalities (including tax-exempt obligations treated for federal purposes as private activity bonds) will not be treated as items of tax preference for purposes of the alternative minimum tax that Colorado imposes on individuals, trusts and estates.

As under federal law, the portion of Social Security benefits subject to Colorado income tax may be affected by the amount of exempt-interest dividends received by the shareholders.

MINNESOTA INCOME TAXATION

The portion of exempt-interest dividends paid by Minnesota Insured Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Minnesota, its political subdivisions and instrumentalities, is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the respective Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of

Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

OREGON INCOME TAXATION

The portion of exempt-interest dividends paid by Oregon Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Oregon, its political subdivisions and instrumentalities, is excluded from the taxable income of individuals, trusts and estates. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts and estates. Furthermore, all dividends, including exempt-interest dividends, will be includable in the taxable income of corporations subject to the Oregon corporation excise tax. Dividends qualifying for federal income tax purposes as capital gains dividends are to be treated by shareholders as long-term capital gains. Oregon taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

OTHER STATE AND LOCAL TAXATION

Except to the extent described above under "-- California Income Taxation," "-- Colorado Income Taxation," "-- Minnesota Income Taxation" and "-- Oregon Income Taxation," distributions by all the Funds may be subject to state and local taxation even if they are exempt from federal income taxes. Shareholders are urged to consult their own tax advisers regarding state and local taxation.



TAX-EXEMPT VS. TAXABLE INCOME

The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and California income taxes; (iii) exempt from both federal and Colorado income taxes; (iv) exempt from both federal and Minnesota income taxes; and (v) exempt from both federal and Oregon income taxes, under selected income tax brackets scheduled to be in effect in 1998. The effective combined rates reflect the deduction of state income taxes from federal income. The 34.7%, 37.4%, 42.0% and 45.2% combined federal/California rates assume that the investor is subject to a 9.3% marginal California income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 31.6%, 34.5%, 39.2% and 42.6% combined federal/Colorado rates assume that the investor is subject to a 5% Colorado income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.1%, 36.9%, 41.4% and 44.7%
combined federal/Minnesota rates assume that the investor is subject to an 8.5% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.5%, 37.2%, 41.8% and 45.0%
combined federal/Oregon rates assume that the investor is subject to a 9% marginal Oregon income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in

                             Tax-Equivalent Yields

                                                      Combined Federal and                 Combined Federal and
                 Federal Tax Brackets                 California Tax Brackets              Colorado Tax Brackets
Tax-Free
Yields      28%      31%       36%    39.6%   34.7%     37.4%    42.0%     45.2%    31.6%    34.5%     39.2%     42.6%
3.0%      4.17%    4.35%     4.69%    4.97%   4.59%     4.79%    5.17%     5.47%    4.39%    4.58%     4.93%     5.23%
3.5%      4.86%    5.07%     5.47%    5.79%   5.37%     5.59%    6.03%     6.39%    5.12%    5.34%     5.76%     6.10%
4.0%      5.56%    5.80%     6.25%    6.62%   6.13%     6.39%    6.90%     7.30%    5.85%    6.11%     6.58%     6.97%
4.5%      6.25%    6.52%     7.03%    7.45%   6.89%     7.19%    7.76%     8.21%    6.58%    6.87%     7.40%     7.84%
5.0%      6.94%    7.25%     7.81%    8.28%   7.66%     7.99%    8.62%     9.12%    7.31%    7.63%     8.22%     8.71%
5.5%      7.64%    7.97%     8.59%    9.11%   8.42%     8.79%    9.48%    10.04%    8.04%    8.40%     9.05%     9.58%
6.0%      8.33%    8.70%     9.38%    9.93%   9.19%     9.58%   10.34%    10.95%    8.77%    9.16%     9.87%    10.45%
6.5%      9.03%    9.42%    10.16%   10.76%   9.95%    10.38%   11.21%    11.86%    9.50%    9.92%    10.69%    11.32%

                              Tax-Equivalent Yields
                                   (Continued)

                               Combined Federal and                 Combined Federal and
                               Minnesota Tax Brackets               Oregon Tax Brackets
        Tax-Free
          Yields       34.1%    36.9%     41.4%     44.7%    34.5%    37.2%     41.8%     45.0%
             3.0%      4.55%    4.75%     5.12%     5.42%    4.58%    4.78%     5.15%     5.45%
             3.5%      5.31%    5.55%     5.97%     6.33%    5.34%    5.57%     6.01%     6.36%
             4.0%      6.07%    6.34%     6.83%     7.23%    6.11%    6.37%     6.87%     7.27%
             4.5%      6.83%    7.13%     7.68%     8.14%    6.87%    7.17%     7.73%     8.18%
             5.0%      7.59%    7.92%     8.53%     9.04%    7.63%    7.96%     8.59%     9.09%
             5.5%      8.35%    8.72%     9.39%     9.95%    8.40%    8.76%     9.45%    10.00%
             6.0%      9.10%    9.51%    10.24%    10.85%    9.16%    9.55%    10.31%    10.91%
             6.5%      9.86%   10.30%    11.09%    11.75%    9.92%   10.35%    11.17%    11.82%


these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.



FUND SHARES

Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.



CALCULATION OF PERFORMANCE DATA

From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "tax equivalent yield," its "cumulative total return," its "average annual total return," its "distribution rate" and its "tax equivalent distribution rate." Distribution rates and tax equivalent distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate" and "tax equivalent distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

"Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

"Tax equivalent yield" is that yield which a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket (normally assumed to be the maximum tax rate or combined rate). Tax equivalent yield is computed by dividing that portion of the yield which is tax-exempt by one minus the stated income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax-exempt.

"Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.

"Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. "Tax equivalent distribution rate" is computed by dividing the portion of the distribution rate (determined as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding to the resulting amount that portion, if any, of the distribution rate which is not tax-exempt. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

The performance of the Class C Shares of a Fund will normally be higher than for the Class A Shares because Class C Shares are not subject to the sales charges and shareholder servicing expenses applicable to Class A Shares.

In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.



PERFORMANCE INFORMATION FOR SUCCESSORS TO COMMON TRUST FUNDS

From time to time California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund may advertise performance information which includes performance data of certain predecessor common trust funds. Each of California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund commenced operations when substantially all of the assets of certain common trust funds which were exempt from registration under the 1940

Act were transferred to these Funds. One predecessor common trust fund was managed by the Adviser, while the other was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Adviser's parent company. The personnel who managed that common trust fund on behalf of Qualivest Capital Management became employees of the Adviser, and assumed management of the applicable Fund, at the time the assets were transferred from the common trust fund to the applicable Fund.

Such performance data is deemed relevant because the common trust funds were managed using investment objectives, policies, and restrictions very similar to those of their corresponding Funds. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the corresponding Funds.

SPECIAL INVESTMENT METHODS

This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

As described under "Investment Objectives and Policies," each of the Funds invests principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes issued by the states and their political subdivisions.

MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

MUNICIPAL LEASES. Each Fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, each Fund has adopted and follows procedures for determining whether municipal lease obligations purchased by the Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As described below under "-- Investment Restrictions," each Fund is subject to limitations on the percentage of illiquid securities it can hold.

INSURANCE FOR MINNESOTA INSURED INTERMEDIATE TAX FREE FUND

At least 65% of the tax-exempt obligations in the investment portfolio of Minnesota Insured Intermediate Tax Free Fund will consist of insured securities, escrow secured bonds or defeased bonds. The "insured securities" in this Fund's investment portfolio are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of this insurance is to minimize credit risk to this Fund and its shareholders associated with defaults in tax-exempt obligations owned by the Fund. However, insurance does not guarantee the market value of the securities in this Fund's investment portfolio, which will continue to fluctuate in response to changes in market interest rates. See "Investment Objectives and Policies -- Risks to Consider -- Interest Rate Risk." Therefore, the amount received upon redemption of shares of this Fund may be more or less than the original cost of the shares less any applicable sales charge paid in connection with the acquisition of such shares.

Generally, except as noted above, each insured municipal obligation held by Minnesota Insured Intermediate Tax Free Fund will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. "Original Issue Insurance" is purchased by the issuer of a municipal obligation or by a third party at the time of original issuance of the obligation, while "Secondary Market Insurance" may be purchased by a third party (including Minnesota Insured Intermediate Tax Free Fund) subsequent to the original issuance of a municipal obligation. "Portfolio Insurance" is insurance purchased by Minnesota Insured Intermediate Tax Free Fund to cover municipal obligations while they are held in the Fund's portfolio. Premiums for Portfolio Insurance will be paid from the Fund's assets and will reduce the current yield on its investment portfolio by the amount of the premiums. The Fund's investment manager estimates that annual premiums for Portfolio Insurance would be less than .01% of the Fund's average daily net assets.

Because Portfolio Insurance coverage would terminate upon the sale of an insured security by Minnesota Insured Intermediate Tax Free Fund, this kind of insurance would not have an effect on the resale value of the security. Therefore, the Fund generally will retain any such securities covered only by Portfolio Insurance which are in default or in significant risk of default and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default. Both Original Issue Insurance and Secondary Market Insurance are non-cancelable and continue in force as long as the insured security is outstanding and the applicable insurer remains in business.

Minnesota Insured Intermediate Tax Free Fund may acquire securities that are already covered by Original Issue Insurance or Secondary Market Insurance without having to acquire additional insurance thereon, provided that the claims paying ability of the insurer is rated AAA or SP-1 by Standard & Poor's or Aaa or MIG-1 by Moody's or has been assigned an equivalent rating by another nationally recognized statistical rating organization. One of the purposes of these kinds of insurance is to enable the securities covered thereby to be sold as AAA or Aaa rated insured securities at a market price higher than might be obtained if the securities were not insured. Therefore, these kinds of insurance may be considered to represent an element of the market value of the securities insured. However, the exact effect, if any, on market value cannot be estimated.

Secondary Market Insurance may be purchased by Minnesota Insured Intermediate Tax Free Fund if, in the opinion of the Fund's investment manager, the market value or net proceeds of a sale of the covered security by the Fund would exceed the current value of the security without insurance, plus the cost of the insurance. When the Fund purchases Secondary Market Insurance, the single premium is added to the cost basis of the security and is not considered an item of expense of the Fund. Any excess of a security's market value as an AAA or Aaa rated security over its market value without the insurance, including the single premium cost thereof, would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the security.

The investment policy of this Fund requiring insurance on investments applies only to tax-exempt obligations held by the Fund and will not affect the Fund's ability to hold its assets in cash or to invest in escrow secured and defeased bonds or in certain short-term tax-exempt obligations as described elsewhere herein, or its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis in accordance with the investment policies and restrictions of the Fund.

Minnesota Insured Intermediate Tax Free Fund is authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of AAA or SP-1 from Standard & Poor's or Aaa or MIG-1 from Moody's or an equivalent rating from another nationally recognized statistical rating organization. Such insurers may include AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corp. ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance, Inc. ("FSA"), or other companies meeting these criteria. For more information concerning Portfolio Insurance, see the Statement of Additional Information.

TEMPORARY TAXABLE INVESTMENTS

Each of the Funds may make temporary taxable investments as described under "Investment Objectives and Policies." Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities; (ii) commercial paper rated not less than A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. See "-- Repurchase Agreements" below.

REPURCHASE AGREEMENTS

The temporary taxable investments which each Fund may make include repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

INVERSE FLOATING RATE OBLIGATIONS

Each of the Funds may invest up to 5% of its net assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its income and value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans, which in the case of First Trust National Association, are 40% of the Funds' income from such securities lending transactions.

OPTIONS TRANSACTIONS

Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.

None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.

An interest rate futures contract provides for the future sale by one party and purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to purchase (in the case of a call option) or sell (in the case of a put option) an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. In order to hedge its portfolio against anticipated changes in interest rates, a Fund might purchase a put option on an interest rate futures contract if interest rates were expected to rise, or might purchase a call option on an interest rate futures contract if rates were expected to decline.

Options on interest rate indices are similar to options on interest rate futures contracts except that, rather than the right to take or make delivery of a specific financial instrument at a specified price, an option on an interest rate index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used in a fashion similar to that of options on interest rate futures contracts to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.

The use of options on interest rate futures contracts and on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

PORTFOLIO TRANSACTIONS

Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

PORTFOLIO TURNOVER

Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

INVESTMENT RESTRICTIONS

The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

* None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

*    None of the Funds will make short sales of securities.

* None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

* Intermediate Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). None of the Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals;
     (viii) nursing homes; (ix) street development and repair; (x) toll roads;
     (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INFORMATION CONCERNING COMPENSATION PAID TO U.S. BANK NATIONAL ASSOCIATION, FIRST TRUST NATIONAL ASSOCIATION AND OTHER AFFILIATES

U.S. Bank National Association, First Trust National Association and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

Investment advisory services -- see "Management-Investment Adviser"

Custodian services -- see "Management-Custodian"

Sub-administration -- see "Management-Administrator"

Shareholder servicing -- see "Distributor"

Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1502 (1/98) I

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 1998

     BALANCED FUND                  INTERNATIONAL FUND
     REAL ESTATE SECURITIES FUND    HEALTH SCIENCES FUND
     EQUITY INCOME FUND             TECHNOLOGY FUND
     EQUITY INDEX FUND              LIMITED TERM INCOME FUND
     STOCK FUND                     INTERMEDIATE TERM INCOME FUND
     DIVERSIFIED GROWTH FUND        FIXED INCOME FUND
     SPECIAL EQUITY FUND            INTERMEDIATE GOVERNMENT BOND FUND
     REGIONAL EQUITY FUND           INTERMEDIATE TAX FREE FUND
     EMERGING GROWTH FUND           CALIFORNIA INTERMEDIATE TAX FREE FUND
     SMALL CAP VALUE FUND           COLORADO INTERMEDIATE TAX FREE FUND
     MICRO CAP VALUE FUND           MINNESOTA INSURED INTERMEDIATE TAX FREE FUND
     INTERNATIONAL INDEX FUND       OREGON INTERMEDIATE TAX FREE FUND

         This Statement of Additional Information relates to the Class A, Class B and Class C Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated January 31, 1998. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of a Prospectus, write or call the Funds' distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (800) 637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION..............................   2      INVESTMENT ADVISORY AND OTHER SERVICES...........  31
                                                              Investment Advisory Agreement.................  31
ADDITIONAL INFORMATION CONCERNING                             Sub-Advisory Agreement for International Fund   32
   FUND INVESTMENTS..............................   3         Administration Agreement......................  33
     Short-Term Investments......................   3         Distributor and Distribution Plans............  34
     Repurchase Agreements.......................   3         Custodian; Transfer Agent; Counsel; Accountants 36
     When-Issued and Delayed Delivery
       Transactions..............................   4      PORTFOLIO TRANSACTIONS AND ALLOCATION
   Lending of Portfolio Securities...............   4         OF BROKERAGE..................................  36
   Options Transactions..........................   4
   Futures and Options on Futures................   5      CAPITAL STOCK....................................  40
   Foreign Securities............................   6
   Foreign Currency Transactions.................   6      NET ASSET VALUE AND PUBLIC OFFERING PRICE........  49
   Mortgage-Backed Securities....................   7
   Debt Obligations Rated Less Than                        FUND PERFORMANCE.................................  52
     Investment Grade............................   9         SEC Standardized Performance Figures..........  52
   U.S. Treasury Inflation-Protection Securities    9         Non-Standard Distribution Rates...............  56
   Special Factors Affecting California                       Certain Performance Comparisons...............  58
     Intermediate Tax Free Fund..................  10
   Special Factors Affecting Colorado                      TAXATION.........................................  60
     Intermediate Tax Free Fund..................  15
   Special Factors Affecting Minnesota                     RATINGS..........................................  64
     Insured Intermediate Tax Free Fund..........  17
   Special Factors Affecting Oregon                        FINANCIAL STATEMENTS.............................  68
     Intermediate Tax Free Fund..................  19
   Insurance for Minnesota Insured
     Intermediate Tax Free Fund..................  22
   CFTC Information..............................  23

INVESTMENT RESTRICTIONS..........................  24

DIRECTORS AND EXECUTIVE OFFICERS.................  28
   Directors.....................................  28
   Executive Officers............................  28
   Compensation..................................  30


                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in 24 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds."

         Shareholders may purchase shares of each Fund through three separate classes, Class A (except for Oregon Intermediate Tax Free Fund), Class B (except for the Tax Free Funds) and Class C, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A and Class B Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

         FAIF has prepared and will provide Prospectuses relating to the Class A, Class B and Class C Shares of Funds. These Prospectuses can be obtained by calling or writing SEI Investments Distribution Co., at the address and telephone number set forth on the cover of this Statement of Additional Information. This Statement of Additional Information relates both to the Class A and Class B Shares Prospectuses and to the Class C Shares Prospectuses for the Funds. It should be read in conjunction with the applicable Prospectus.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The investment objectives, policies and restrictions of the Funds are set forth in their respective Prospectuses. Additional information concerning the investments which may be made by the Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth below under the caption "Investment Restrictions."

SHORT-TERM INVESTMENTS

         Most of the Funds can invest in a variety of short-term instruments which are specified in the respective Prospectuses. Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by Securities and Exchange Commission exemptive order relief obtained by them. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser or Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements to the extent specified in their respective Prospectuses. The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its assets.

LENDING OF PORTFOLIO SECURITIES

         When a Fund lends portfolio securities, it must receive 100% collateral as described in the Prospectuses. This collateral must be valued daily by the Adviser or Sub-Adviser and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         First Trust National Association, the Funds' custodian and an affiliate of their Adviser, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in a Securities and Exchange Commission exemptive order permitting First Trust to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

         OPTIONS ON SECURITIES. To the extent specified in the Prospectuses, Funds may purchase put and call options on securities and may write covered call options on securities which they own or have the right to acquire. A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

FUTURES AND OPTIONS ON FUTURES

         As discussed in the Prospectuses, certain of the Funds may enter into futures contracts and may purchase options on futures contracts of various types. These investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The types of futures and options on futures which particular Funds may utilize are described in the applicable Prospectuses.

         At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

         A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FOREIGN SECURITIES

         As described in the applicable Prospectuses, under normal market conditions International Index Fund and International Fund invest principally in foreign securities, and certain other Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Index Fund or International Fund is uninvested. In addition, settlement problems could cause International Index Fund or International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         As described in the applicable Prospectuses, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Fund will comply with applicable Securities and Exchange Commission announcements requiring it to segregate assets to cover the Fund's commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. The Fund generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         As described in the applicable Prospectuses, Balanced Fund, Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund also invest in mortgage-backed securities. Each of these Funds will invest only in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described in those Prospectuses.

         Agency Pass-Through Certificates are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Thus, each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         As stated in the applicable Prospectuses, CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For example:

         * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         As described in the applicable Prospectuses, the "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." The limitations on investments by these Funds in less than investment grade convertible debt obligations are set forth in the applicable Prospectuses.

         Purchases of less than investment grade corporate debt obligations generally involve greater risks than purchases of higher rated obligations. Less than investment grade debt obligations are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of such obligations may experience financial stress that could adversely affect their ability to make payment of principal and interest and increase the possibility of default.

         Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on the Adviser' own credit analysis than is the case with investment grade obligations.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

         Intermediate Government Bond Fund and, to the extent they may invest in fixed-income securities, the other Funds, may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation- protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

SPECIAL FACTORS AFFECTING CALIFORNIA INTERMEDIATE TAX FREE FUND

         As described in the Prospectuses relating to California Intermediate Tax Free Fund, except during temporary defensive periods, California Intermediate Tax Free Fund will invest most of its total assets in California municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of California municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in California. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default.

         GENERAL ECONOMIC CONDITIONS. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total state gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in single year.

         Events in Asia could have implications for California. Over half of California-made goods exports are sold to Asia, and the state has already seen declines in cargoes destined for Japan, South Korea, Singapore and Malaysia. At the same time, strong growth continues in exports to Taiwan, Hong Kong, and Mexico. Overall, exports of California-made goods slowed to 2% growth in the first half of 1997, from over 8% the year before. Strong export growth was a major element during the initial stages of the state's recovery in 1994 and 1995. The upturn has broadened sufficiently over the last two years, to the point that California is now posting solid gains in employment and income despite the slowing of exports.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 non-farm jobs in 1996, and between November 1996 and November 1997, 335,000 jobs were added for a growth rate of 2.6%. All industry divisions showed job gains over the year. The service industries continue to post the largest job growth, on a numerical basis, up 151,400 jobs or 3.8%. The growth continues to be primarily in the business service sector. On a percentage basis, employment in construction shows the strongest job growth, up 8.1%, for an increase of 43,000 jobs. The growth in construction is predominantly in the special trade contractors sector. Other industries posting strong job growth over the year were wholesale and trade (up 43,200 jobs), manufacturing (up 38,500) and government (up 33,200). Residential housing construction reached a seven-year high at an annual rate of 134,000 units in October 1997, up 29% from the year-ago poll.

         California's population grew by 386,000 people in 1996 to a total of
32.6 million in January 1997. This reflects a 1.2% increase of population for the year, compared to 1.0% growth posted in calendar year 1995. California's population is concentrated in metropolitan areas. Los Angeles County posted the highest annual numerical population gain, adding 113,800 people in 1996 for a total of 9.49 million. San Diego County posted the second highest numerical growth, gaining 42,300 for a total of 2.7 million.

         California enjoys a large and diverse labor force. As of November 1997, the total civilian labor force was 15,931,000 with 15,000,000 individuals employed and 931,000, or 5.8%, unemployed. In comparison, the unemployment rate for the United States during the same time was 4.6%.

         BUDGETARY PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

         REVENUES AND EXPENDITURES. The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of December 17, 1997, the PMIA held approximately $16.8 billion of State moneys, and $10.3 billion of moneys invested for 2,538 local governmental entities through the Local Agency Investment Fund ("LAIF"). The total assets of the PMIA as of December 17, 1997 were $27.1 billion. The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity date. The average life of the investment portfolio of the PMIA as of December 17, 1997 was 199 days.

         SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of November 30, 1997, the General Fund had outstanding internal loans from Special Funds of $2.8 billion (in addition, there are $3 billion of external loans represented by the 1997 Revenue Anticipation Notes, which mature on June 30,
1998). The revised projected 1997-98 fiscal year General Fund Reserve for Economic Uncertainties is $329 million.

         PROPOSITION 13. The primary units of local government in California are the counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 unincorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than many other local government entities, yet have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

         STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend " proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         ORANGE COUNTY, CA. On December 6, 1994, Orange County, together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most of which, but not all, are located in Orange County, were also depositors in the Pools. Orange County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including Orange County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.

         LITIGATION GENERALLY. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-1997. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

         FISCAL YEAR 1996 - 1997. General Fund revenues and transfers for fiscal year 1996-97 were $49.2 billion, a 6% increase from the prior year. Expenditures for the 1996-97 fiscal year were $49.1 billion, an 8% increase. As of June 30, 1997, the General Fund balance was $906 million.

         Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

         Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.

         1997-98 FISCAL YEAR. A revised balance of $329 million is expected in the General Fund Reserve for Economic Uncertainties at June 30, 1998. The balance in the General Fund at the end of fiscal year 1998 is forecast at $773.8 million. Special Fund revenues are estimated to be $14.2 billion and appropriated Special Fund expenditures are projected at $14.4 billion.

         K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 were proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures were in areas such as business, transportation, housing, and environmental protection.

         As of November 1997, General Fund cash receipts for the year are $407 million below the 1997 Budget Act Forecast. Also, personal income tax revenues for the year are below expectations by $56 million. Yet, year-to-date sales and use tax receipts are $48 million above forecast. Bank and corporation tax receipts are $384 million below the 1997 Budget Act Forecast.

         DEBT ADMINISTRATION AND LIMITATION. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State Constitution prohibits the creation of indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. The State had $14.9 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding, and $6.4 billion authorized and unissued, as of December 31, 1997. Outstanding lease revenue bonds totaled $7.2 billion as of December 31, 1997, and are estimated to total $7.5 billion as of June 30, 1998.

         From July 1, 1996 to July 1, 1997, the State issued approximately $1.03 billion in non-self liquidating general obligation bonds and $1.26 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for none of the general obligation bonds and $841.38 million of the revenue bonds.

         General Fund general obligation debt service expenditures for fiscal year 1996-97 were $1.92 billion, and are estimated at $1.89 billion for fiscal year 1997-98.

         The State's general obligation bonds have received ratings of "A1" by Moody's Investors Service, "A+" by Standard & Poor's and "A+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch").

SPECIAL FACTORS AFFECTING COLORADO INTERMEDIATE TAX FREE FUND

         As described in the Prospectuses relating to Colorado Intermediate Tax Free Fund, except during temporary defensive periods, this Fund will invest most of its total assets in Colorado municipal obligations. Colorado Intermediate Tax Free Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Colorado municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Colorado. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Colorado. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and that there is no obligation on the part of the State of Colorado to make payment on such local obligations in the event of default.

         COLORADO FISCAL CONDITION. The Colorado Constitution allocates to the General Assembly legislative responsibility for appropriating State moneys to pay the expenses of State government. The fiscal year of the State is the 12-month period commencing July 1 and ending June 30. During the fiscal year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplementary appropriations.

         State general fund tax collections for fiscal year 1996-97 increased 9.6% over fiscal year 1995-96 to reach $4,679.4 million. The current estimate for fiscal year 1997-98 is $5,178.6 million, or an increase of 10.7%. State cash funds, which consist of a variety of program revenues, totalled $2,007.7 million for fiscal year 1996-97, and are projected to increase 4.3% for fiscal year 1997-98 to $2,093.1 million.

         The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. In addition, Article X, Section 20, of the State Constitution (see "-- State Constitutional Amendment" below) limits increases in expenditures of state general funds and cash revenues from year to year to the sum of State inflation plus the percentage change in population (adjusted for revenue changes approved by voters). Expenditures in fiscal year 1997-98 are limited to an increase of no more than 5.5% over 1996-97 expenditures. The 5.5% increase factor is equal to the sum of 1996 inflation of 3.5% and population growth of 2.0%. Based upon total general fund tax collections and state cash revenues for fiscal year 1996-97 of $6,647.6 million, expenditures for 1997-98 will be limited to $6,866.6 million. December 20, 1997 estimates show total revenues for the 1997-98 fiscal year to be $7,226.7 million, or $360.1 million over the limit. The 1997 fiscal year General Fund and program revenues (cash funds) were $139.0 million more than expenditures allowed under the spending limitation. This is the first time the State breached the limit since its implementation in 1992. This excess revenue of $139.0 million will be refunded to Colorado taxpayers during the 1998 tax filing season.

         STATE CONSTITUTIONAL AMENDMENT. Section 20, Article X of the Colorado Constitution ("Amendment One") contains limitations on the ability of "Districts," which are defined as Colorado State and local governments, to increase taxes and issue debt obligations, as well as limitations on spending and revenue generation. The amendment does not apply to "Enterprises," which are defined as government-owned businesses that are authorized to issue their own revenue bonds and that receive under 10% of annual revenues in grants from all Colorado state and local governments combined.

         Amendment One limits the ability of Districts to increase taxes by providing that advance voter approval is required for "any new tax, tax rate increase, mill levy above that for the prior year, valuation for assessment ratio increase for a property class, or extension of an expiring tax, or a tax policy change directly causing a net tax revenue gain to any district." An additional limitation is placed on the maximum annual percentage increase in property tax revenue.

         Amendment One also imposes limitations on government borrowing. The amendment provides that Districts must have advance voter approval for the "creation of any multiple-fiscal year direct or indirect district debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years," except for refinancing District bonded debt at a lower interest rate or adding new employees to existing District pension plans. Prior to the adoption of Amendment One, voter approval was generally required only for the creation of general obligation debt.

         Spending limitations applicable to the State and separately to local governments are also included in Amendment One. The amendment provides that the maximum annual percentage change in each local District's Fiscal Year Spending shall equal inflation in the prior calendar year plus annual local growth, adjusted for revenue changes approved by voters after 1991 and certain other allowed adjustments. "Fiscal Year Spending" is defined as all District expenditures and reserve increases except refunds made in the current or next fiscal year, gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards and property sales. If revenue from sources not excluded from Fiscal Year Spending exceeds the spending limit for a fiscal year, Amendment One provides that the excess must be refunded to taxpayers in the next fiscal year unless voters approve a revenue change as an offset.

         Elections required under Amendment One are limited to the State general election (the first Tuesday after the first Monday in November in even numbered years), an election held on the first Tuesday in November in odd numbered years, or the regular biennial election of the local government.

         While it is too early to determine what impacts Amendment One will ultimately have on the financial operations of Colorado state and local governments, these constraints on budgetary and debt management flexibility may create credit concerns. Furthermore, the language of Amendment One is not clear as to certain matters, including (a) whether property tax rates can be increased without voter approval to support outstanding or refunding general obligation bonds, (b) whether new lease rental bonds and certificates of participation constitute multiple-year financial obligations within the context of the amendment, and (c) the precise definition of exempt Enterprises. A number of Colorado courts have rendered decisions regarding various provisions of Amendment One since its passage. However, there are still many uncertainties as to the appropriate construction of certain provisions of Amendment One. In view of the fact that no appellate court has ruled on Amendment One comprehensively, there can still be no assurance as to the appropriate construction of certain provisions of Amendment One.

         COLORADO ECONOMY. Colorado employment has slowed from 5.1% at its peak in 1994 to 3.4% in 1996. Job creation back in 1994 hit 85,200. During 1996, only 62,500 jobs were created with services and trade being the number one and two, respectively, largest growing industries in Colorado. Construction reported the largest percentage gain from 1995 to 1996, at 8.8%, or an additional 9,000 employees. Mining continued to be the weakest industry sector with a loss of 8.1% or 1,200 employees in 1996.

         Colorado's job growth is expect to remain at 3.4% for 1997 and an estimated 64,500 jobs will be created. Growth is expected in every industry except TCPU (Transportation, Communications and Public Utilities). High technology industries such as computer services and manufacturing, telephone communications, cable television and communications equipment manufacturing continue to expand. The pace of growth in 1997 was brisk, even with such high-profile losses as Southern Pacific's merger with Union Pacific and subsequent relocation to Nebraska and the Public Service Company's merger and downsizing. In 1998, overall growth is expected to continue to shrink as the building and real estate sectors begin to top out and as manufacturing slows.

         Unemployment will bottom out at 3.4% of the workforce in 1997, breaking through the 4.2% threshold that has held for three years in a row. In comparison, the national unemployment rate in 1996 was 5.4%. In 1973, Colorado's unemployment was at 3.0%. In this business cycle, however, that 24- year low will not be breached. Unemployment rates will rise slightly in 1998 and continue to creep upward into 2001, as a result of slower labor force growth and slowing participation rates. Furthermore, as newly-trained former welfare recipients enter the labor market, the ranks of the unemployed will swell. Those looking for first-time jobs and those who must go through several employment situations before find the right job will add to the unemployment rate.

         Total personal income in Colorado during 1997 is projected to reach $104.7 billion, an increase of 6.5%, yet lower than the 7.1% increase reached in 1996. During 1996, total United States personal income increased 5.6% and is estimated to increase 5.8% in 1997. Preliminary estimates for Colorado personal income predict an annual growth rate of 6.7% for 1998.

         Total population in Colorado increased by 75,100 during 1996, resulting in a growth rate of 2.0%. The preliminary estimate for total population increase for 1997 is 73,300 or 1.9%.

SPECIAL FACTORS AFFECTING MINNESOTA INSURED INTERMEDIATE TAX FREE FUND

         As described in the Prospectuses relating to Minnesota Insured Intermediate Tax Free Fund, except during temporary defensive periods, this Fund will invest most of its total assets in Minnesota municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

         MINNESOTA FISCAL CONDITION. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

         Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

         During fiscal year 1997, the total fund balance, on a GAAP basis, for the General Fund increased by $66.9 million to $1.486 billion. At June 30, 1997, the unreserved, undesignated portion of the fund balance reflected a positive balance of $642.3 million, after providing for a $583.5 million budgetary reserve. This compares with a $491.9 million unreserved, undesignated fund balance at the end of fiscal year 1996 with a $570 million budgetary reserve. On a budgetary basis, the June 30, 1997, unrestricted (undesignated) fund balance for the General Fund was $812.7 million, compared with a balance of $506 million at the end of 1996.

         General Fund revenues and transfers-in totaled $10.412 billion for fiscal year 1997, up 8% from those for fiscal year 1996. General fund expenditures and transfers-out for the year totaled $9.926 billion, an increase of 3% from the previous year. Of this amount, $6.917 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

         The Minnesota Department of Finance November 1997 Forecast projects that, under current law, the State will complete its current biennium June 30, 1999 with a $453 million surplus, plus a $350 million cash flow account balance, a $522 million budget reserve, and $93 million in other dedicated accounts. Revenues for the 1998-99 biennium are forecast at $21.045 billion. Total General Fund expenditures and transfers for the biennium are projected to be $20.7 billion. The forecast balance for the General Fund is $1.36 billion for the 1998-99 biennium.

         The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of Minnesota, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

         The State issued $170.0 million of new general obligation bonds, and $172.1 million of general obligation bonds were redeemed during 1997, leaving an outstanding balance of $2.2 billion. Moody's Investor Services and Fitch's rates Minnesota general obligation bonds Aaa and AAA, respectively. In August 1997, Standard & Poor's upgraded the State's general obligation bond rating to AAA from AA+.

         MINNESOTA ECONOMY. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions. In fiscal year 1997, Minnesota's economy out performed the United States economy as a whole.

         In November 1997, the State's unemployment rate, on a seasonally adjusted basis, was 2.8%, down 1.2 percentage points from the 4.0% observed one year earlier. That unemployment rate was well below the national rate of 4.6%. Payroll employment in Minnesota grew by 53,000 jobs during the 1997 fiscal year. Employment in fiscal year 1997 grew by 2.2%, the same rate as the U.S. average. At present, the State's most serious economic challenge is ensuring there will be sufficient workers to fill the jobs currently being generated.

         Personal income in Minnesota is now estimated to have grown at a 6.6% annual rate during fiscal year 1997, well above the national average of 5.3%. Wage growth was strong, but as in neighboring Midwestern states, all of whom also had strong growth in personal income, the agricultural sector was a major contributor. Prices were higher than average, yields were strong, and federal farm program payments under the 1996 farm bill were much larger than they would have been under the previous program.

         Personal income in Minnesota is forecast to grow by 5.0% during the 1998 fiscal year, slightly below the average rate forecast for the nation. Payroll employment is expected to grow at a 2.1% annual rate, consistent with the national average. Wage and salary income growth, however, is projected to lag the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Farm income in the 1998 fiscal year is also forecast to be down from the high levels reported during fiscal year 1997 since commodity prices have returned to more normal levels.

         There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on state and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Insured Intermediate Tax Free Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

SPECIAL FACTORS AFFECTING OREGON INTERMEDIATE TAX FREE FUND

         As described in the Prospectus relating to Oregon Intermediate Tax Free Fund, except during temporary defensive periods, Oregon Intermediate Tax Free Fund will invest most of its total assets in Oregon municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Oregon municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.

         GENERAL ECONOMIC CONDITIONS. Oregon's December 1997 forecast issued by the Department of Administrative Services predicts that downside risks have increased with volatility in worldwide financial markets and the likelihood of slower growth in important Asian markets. Yet, there is most likely to be a continuation of the modest deceleration that has taken place during 1997. Growth is expected to be led by further expansion of the State's high technology manufacturing industries and their suppliers, along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors will translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the State's overall growth rate.

         A pattern of slowing growth is expected for both personal income and employment. Total non-farm wage and salary employment is projected to increase 3.5% for 1997, down from 4.0% in 1996. Job growth is expected to slow further to 2.6% in 1998. Personal income will grow a projected 6.7% for 1997 and 5.6% for 1998, down from 7.0% growth in 1996. The State's population is forecast to increase 1.6% in 1998, up slightly from an estimated 1.5% in 1997.

         Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. However, as of November 1997, Oregon's unemployment rate was 5.3% while the U.S. unemployment rate was 4.6%.

         The statewide timber harvest is expected to be 4.0 billion board feet for both 1997 and 1998, a slight increase from 3.932 billion board feet in 1996. The 1996 statewide timber harvest was a decrease of 8.9% from 1995. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

         BUDGETARY PROCESS. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

         REVENUE AND EXPENDITURES. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: program supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and, Federal Funds. General Fund revenue totaled $7,731.58 million for the 1995-1997 biennium. Revenue exceeded the May estimate by $187.7 million.

         General Fund revenue is projected to be $8,477.4 million for the 1997-99 biennium. The beginning balance is estimated to be $794.2 million for a total General Fund resource estimate of $9,271.6 million. The December 1997-99 General Fund revenue estimate is $42.9 million higher than the September 1997 forecast. It is $252.4 million higher than the Close of Session (COS) forecast.

         The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements. Additionally, 1,229 notices of tort claims have been filed against the State. Of those claims, 544 also have been filed as court actions and are pending against the State. These cases are pending in State courts and are subject to the liability limitations stated in the Tort Claims Act of $500,000 per occurrence, $200,000 per individual for physical injuries, and $50,000 per occurrence for property damage. The likelihood of an unfavorable outcome in these cases ranges from probable to remote, but it is certain that these cases do not involve real exposure of $25 million in the aggregate.

         In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

         In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

         Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short- term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

         DEBT ADMINISTRATION AND LIMITATION. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

         The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

         Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

         The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of September 1, 1997, the total balance of general obligation bonds was $3.26 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.39 billion, as of September 1, 1997, was $5.66 billion.

         In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing requests from local mass transit districts and may authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

         The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher Education.

Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 1, 1997, the certificates of participation debt totaled $634.9 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.

         HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

         The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

         Each of Fitch, Moody's and Standard & Poor's has assigned their municipal bond ratings of "AA," "Aa," and "AA," respectively.

INSURANCE FOR MINNESOTA INSURED INTERMEDIATE TAX FREE FUND

         Minnesota Insured Intermediate Tax Free Fund ("Minnesota Insured Fund") is authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability of "AAA" (or a short-term rating of "SP-1") from Standard & Poor's or "Aaa" (or a short-term rating of "MIG-1") from Moody's or an equivalent rating from another nationally recognized statistical rating organization. Such insurers may include AMBAC Assurance Corporation ("AMBAC"), MBIA Insurance Corp. ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance, Inc. ("FSA"), or other companies meeting the foregoing criteria.

         Any Portfolio Insurance policy obtained by Minnesota Insured Fund would be effective only so long as Minnesota Insured Fund is in existence, the insurer is still in business and the municipal obligations described in the policy continue to be held by Minnesota Insured Fund. In the event of a sale of any municipal obligation by Minnesota Insured Fund or payment thereof prior to maturity, a Portfolio Insurance policy would terminate as to such municipal obligation on the settlement date of the sale or the redemption date.

         Under a Portfolio Insurance policy, the insurer would unconditionally guarantee to Minnesota Insured Fund the timely payment of principal and interest on the municipal obligations as such payments become due but are not paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due and there had not been any such acceleration. Such a policy would not insure against loss of any prepayment premium that may at any time be payable with respect to any municipal obligation. It also would not insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of municipal obligations upon tender by an owner thereof; or (iv) any preference relating to (i) through (iii) above. It also would not insure against nonpayment of principal of or interest on the municipal obligations resulting from the insolvency, negligence or any other act or omission of the paying agent for the municipal obligations.

         Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2.813 billion (unaudited) and statutory capital of approximately $1.605 billion (unaudited as of September 30, 1997. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. Copies of AMBAC's financial statements prepared in accordance with statutory accounting standards are available from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

         MBIA is a limited liability corporation domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. As of September 30, 1997, MBIA had admitted assets of $5.1 billion (unaudited), total liabilities of $3.4 billion (unaudited), and total capital and surplus of $1.7 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's year end financial statements are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

         On November 14, 1997, MBIA Inc. announced the signing of a definitive agreement to merge with CapMAC Holdings, Inc. ("CHI"), the parent company of Capital Markets Assurance Corporation ("CapMAC"), in a stock-for-stock transaction valued at $607 million. The announcement also stated that all outstanding policies issued by CapMAC will be backed by the full financial resources of MBIA Inc., and that the agreement is subject to regulatory approvals and approval by CHI shareholders.

         FGIC is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 1997, the total capital and surplus of FGIC was approximately $1,246.7 million. FGIC prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to FGIC at 115 Broadway, New York, New York 10006, Attention: Communications Department.

         FSA is a monoline insurance company incorporated in 1984 under the laws of the State of New York. FSA is licensed to engage in financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico. As of September 30, 1997 the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of FSA were, in accordance with statutory accounting principles, approximately $788.1 million and $472.3 million, and the total shareholders' equity and total unearned premium reserve, respectively, of FSA were, in accordance with generally accepted accounting principles, approximately $894.5 million and $402.9 million. Copies of FSA's financial statements may be obtained by writing to FSA at 350 Park Avenue, New York, New York 10022, Attention: Communications Department.

         The information relating to AMBAC, MBIA, FGIC and FSA set forth above has been obtained from publicly available sources. No representation is made as to the accuracy or adequacy of such information.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.

                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1. Except for Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund (collectively, the "Tax Free Funds") and for Technology Fund and Health Sciences Fund, invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. Intermediate Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment of the location of the project or facility which may be the subject of the obligation). None of the Tax Free Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals; (viii) nursing homes;
                  (ix) street development and repair; (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

         2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

         3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

         4.       Make short sales of securities.

         5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Growth Fund, International Fund and Technology Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

         6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         7. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that the Funds (other than Equity Income Fund, Equity Index Fund, Stock Fund, Diversified Growth Fund, Special Equity Fund, Regional Equity Fund, Small Cap Value Fund, Micro Cap Value Fund and International Index Fund) may invest in mortgage-backed securities.

         8. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         9. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

         The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote. None of the Funds will:

         10. Invest more than 15% of its net assets in all forms of illiquid investments.

         11. Invest in any securities, if as a result more than 5% of the value of its total assets is invested in the securities of any issuers (other than, in the case of Real Estate Securities Fund, publicly traded real estate investment trusts) which, with their predecessors, have a record of less than three years continuous operation. (Securities of any of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity which has been in continuous operation fo more than three years.)

         12.      Invest for the purpose of exercising control or management.

         13. Purchase or sell real estate limited partnership interests (other than, in the case of Real Estate Securities Fund, publicly traded real estate limited partnership interests), or oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies which invest in or hold the foregoing.

         14. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) the Tax Free Funds may purchase shares of open-end investment companies investing primarily in municipal obligations with remaining maturities of 13 months or less;
                  (b) International Index Fund and International Fund may purchase shares of open-end investment companies which invest in permitted investments for such Funds; (c) each of Balanced Fund, Rea Estate Securities Fund, Equity Income Fund, Equity Index Fund, Stock Fund, Diversified Growth Fund, Special Equity Fund, Regional Equity Fund, Emerging Growth Fund, International Fund, Health Sciences Fund, Technology Fund, Limited Term Income Fund, Intermediate Term Income Fund, Fixed Income Fund and Intermediate Government Bond Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and (d) all Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets. Further, so long as its shares are registered for sale in the state of California, Intermediate Tax Free Fund will invest in securities of other open-end investment companies primarily for the purpose of investing short-term cash on a temporary basis; in addition, the Fund will waive its advisory fee on any portion of its assets invested in other open-end investment companies.

         15. Invest in foreign securities, except that (a) Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund each may invest up to 15% of its total assets in foreign securities payable in United States Dollars; (b) Balanced Fund, Real Estate Securities Fund, Equity Income Fund, Stock Fund, Diversified Growth Fund, Special Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, Health Sciences Fund and Technology Fund each may invest may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts; and
                  (c) International Index Fund and International Fund may invest in foreign securities without limitation.

         16. Except for International Fund, invest in warrants; provided, that the other Funds except for the Tax Free Funds may invest in warrants in an amount not exceeding 5% of a Fund's net assets. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

         For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Adviser. For example, an asset-backed security known as "Money Store 94D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAIF since September 1994 and of First American Funds, Inc. ("FAF") since December 1994 and of First American Strategy Funds, Inc. ("FASF") since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993- present), Okabena Company (private family investment office). Age: 54.

         Roger A. Gibson, 1020 15th Street, Suite 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997; Vice President of North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President, Customer Service for United Airlines in the West Region in San Francisco, California and the Mountain Region in Denver, Colorado; employed at United Airlines since 1967. Age: 51.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and management services company, since 1975. Age: 49.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAIF and FAF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age:
56.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987 and of FAF since April 1991 and of FASF since June 1996; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.

EXECUTIVE OFFICERS

         David Lee, SEI Investments Company, Oaks, Pennsylvania 19456: President of FAIF and FAF since April 1994 and of FASF since June 1996; Senior Vice President and Assistant Secretary of FAF and FAIF beginning June 1, 1993; Senior Vice President of SEI Investments Distribution Co. (the "Distributor") since 1991; President, GW Sierra Trust Funds prior to 1991. Age: 44.

         Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FAIF and FAF since November 1992 and of FASF since June 1996; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Investments Company ("SEI"),

SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981. Age: 52.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 36.

         Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 37.

         Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since 1992 and of FASF since June 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983. Age: 40.

         Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Strawn from 1991 to 1994. Age: 31

         Joseph M. O'Donnell, Vice President and Assistant Secretary of FAIF, FAF and FASF beginning in February 1998; Vice President and Assistant Secretary of the Administrator and Distributor since January 1998; Vice President and General Counsel, FPS Services, Inc. from 1993 to 1997; Staff Counsel and Secretary, Provident Mutual Family of Funds from 1990 to 1993. Age: 43.

         Michael G. Beattie, SEI Investments Company, Oaks, Pennsylvania 19456:
Controller of FAIF, FAF and FASF since December 1997; Associate Director, Funds Accounting, SEI Investments Company since July 1997; prior to his current position, served most recently as Fund Accounting Manager of SEI (1993-1997); Registered Representative, First Investors Corporation from 1988 to 1990.
Age: 32

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FAIF since April 1991 and of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 52.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF and FASF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,000 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,000 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF and FASF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF and FASF collectively (column 5) during the fiscal year ended September 30, 1997. No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:

                (1)                   (2)                  (3)                   (4)                 (5)
                                                                                             Total Compensation
                                   Aggregate      Pension or Retirement       Estimated      From Registrant and
              Name of            Compensation      Benefits Accrued as     Annual Benefits      Fund Complex
         Person, Position(1)    From Registrant   Part of Fund Expenses    Upon Retirement    Paid to Directors
------------------------------  ---------------   ---------------------    ---------------    -----------------
Robert J. Dayton, Director         $12,632                 -0-                   -0-               $33,500

Roger A. Gibson*, Director             -0-                 -0-                   -0-                   -0-

Andrew M. Hunter III, Director      $9,046                 -0-                   -0-               $23,250

Leonard W. Kedrowski, Director     $12,291                 -0-                   -0-               $32,700

Robert L. Spies, Director           $9,331                 -0-                   -0-               $24,050

Joseph D. Strauss, Director        $14,974                 -0-                   -0-               $39,925

Virginia L. Stringer, Director     $15,254                 -0-                   -0-               $39,925


------------------------
* Not a director during the fiscal year ended September 30, 1997.

(1) Gae B. Veit resigned as director of FAIF, FASF and FAF on September 12,
    1997.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         U.S. Bank National Association (the "Adviser"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment adviser and manager of the Funds through its First American Asset Management group. The Adviser is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five banks and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At December 31, 1997, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $71 billion, consolidated deposits of $49 billion and shareholders' equity of $6 billion.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), the Funds engage the Adviser to act as investment adviser for and to manage the investment of the assets of the Funds. Each Fund, other than International Fund, pays the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays the Adviser monthly fees calculated on an annual basis equal to 1.25% of its average daily net assets. The Advisor Agreement requires the Adviser to provide FAIF with all necessary office space, personnel and facilities necessary and incident to the Adviser's performance of its services thereunder. The Adviser is responsible for the payment of all compensation to personnel of FAIF and the officers and directors of FAIF, if any, who are affiliated with the Adviser or any of its affiliates.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Adviser or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997:

                                      YEAR ENDED                         YEAR ENDED                         YEAR ENDED
                                  SEPTEMBER 30, 1995                 SEPTEMBER 30, 1996                 SEPTEMBER 30, 1997
                            ------------------------------     ------------------------------     ------------------------------
                             ADVISORY FEE    ADVISORY FEE       ADVISORY FEE    ADVISORY FEE      ADVISORY FEE     ADVISORY FEE
                            BEFORE WAIVERS   AFTER WAIVERS     BEFORE WAIVERS   AFTER WAIVERS     BEFORE WAIVERS   AFTER WAIVERS
                            --------------   -------------     --------------   -------------     --------------   -------------
Balanced Fund................ $1,174,571        $959,016         $1,935,552       $1,680,465        $2,969,361      $2,633,982
Real Estate Securities Fund..      8,078               0             82,152          (1,797)           216,398         141,149
Equity Income Fund...........    289,812         165,042            447,530          316,928         1,471,595       1,105,166
Equity Index Fund............  1,276,975         223,149          2,033,763          452,121         3,273,380         822,100
Stock Fund...................  1,704,596       1,377,513          2,987,619        2,624,360         6,016,828       5,258,308
Diversified Growth Fund......    574,300         367,357          1,327,317        1,072,105         3,690,541       3,206,103
Special Equity Fund..........  1,240,586       1,158,848          1,583,474        1,583,474         3,025,411       3,002,763
Regional Equity Fund.........    994,725         870,505          2,009,755        1,952,912         2,402,445       2,384,184
Emerging Growth Fund.........    153,171          76,396            415,300          374,771           834,130         819,610
Small Cap Value Fund(1)......         --              --                 --               --         1,288,688       1,287,355
Micro Cap Value Fund.........          *               *                  *                *           241,606         182,150
International Index Fund(1)..         --              --                 --               --           408,101         210,642
International Fund...........    868,706         824,596          1,473,242        1,473,242         2,143,703       2,143,703
Health Sciences Fund.........          *               *             48,383         (19,192)           238,884         189,036
Technology Fund..............    121,419          51,186            345,213          291,109           872,103         843,048
Limited Term Income Fund.....    748,504         379,177            771,402          493,749           826,265         477,717
Intermediate Term Income.....
     Fund....................    572,967         393,264            692,483          510,735         1,097,629         756,616


                                      YEAR ENDED                       YEAR ENDED                        YEAR ENDED
                                  SEPTEMBER 30, 1995               SEPTEMBER 30, 1996                SEPTEMBER 30, 1997
                            ------------------------------   ------------------------------   ------------------------------
                             ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE
                            BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
                            --------------   -------------   --------------   -------------   --------------   -------------
Fixed Income Fund............  1,394,513        945,687        2,619,764        1,980,027        4,163,377       3,118,330
Intermediate Government
     Bond Fund...............    565,522        367,513          861,440          640,855        1,205,293         908,919
Intermediate Tax Free Fund       205,854         93,837          412,479          260,272        1,593,177       1,007,487
California Intermediate
     Tax Free Fund...........         *              *                *                *            32,438          13,450
Colorado Intermediate Tax
     Free Fund...............    284,161        158,606          362,608          243,815          381,297         265,043
Minnesota Insured Inter-
     mediate Tax Free Fund...    377,450        227,989          562,547          378,439        1,853,372       1,326,104
Oregon Intermediate  Tax
     Free Fund...............         *              *                *                *           180,599          80,601


-----------------------

*   Fund was not in operation during this fiscal year.

(1) For the four month period from August 1, 1997 to November 30, 1997.

SUB-ADVISORY AGREEMENT FOR INTERNATIONAL FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Adviser for International Fund under an agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The Sub-Adviser is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1997, the Sub-Adviser managed a total of $4.7 billion in investments for 50 institutional investors. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Sub-Advisory Agreement, the Sub-Adviser is required, among other things, to report to the Adviser or the Board regularly at such times and in such detail as the Adviser or the Board may from time to time request in order t permit the Adviser and the Board to determine the adherence of International Fund to its investment objectives, policies and restrictions. The Sub-Advisory Agreement also requires the Sub-Adviser to provide all office space, personnel and facilities necessary and incident to the Sub-Adviser's performance of its services under the Sub-Advisory Agreement.

     For its services under the Sub-Advisory Agreement, the Sub-Adviser is paid a monthly fee by the Adviser calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million, and 0.40% of International Fund's average daily net assets in excess of $500 million.

ADMINISTRATION AGREEMENT

         SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "--Distributor and Distribution Plans" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectuses. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services.

         The Funds have approved the appointment of the Adviser as a sub-administrator (the "Sub-Administrator") effective January 1, 1998. It is contemplated that the Sub-Administrator will assist the Administrator in the performance of administrative services for the Funds.

         The following table sets forth total administrative fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997:

                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                  SEPT. 30, 1995     SEPT. 30, 1996     SEPT. 30, 1997
                                                  --------------     --------------     --------------
Balanced Fund...................................     $200,402           $328,792          $483,173
Real Estate Securities Fund.....................       12,603             50,010            49,002
Equity Income Fund..............................       55,267             76,098           238,527
Equity Index Fund...............................      225,545            345,460           532,263
Stock Fund......................................      294,658            507,743           977,071
Diversified Growth Fund.........................      101,760            225,373           599,349
Special Equity Fund.............................      210,800            269,161           491,566
Regional Equity Fund............................      168,525            341,361           390,986
Emerging Growth Fund............................       50,000             70,492           135,387
Small Cap Value Fund(1).........................           --                 --           209,129
Micro Cap Value Fund(2).........................            *                  *            38,730
International Index Fund(1).....................           --                 --            86,702
International Fund..............................       89,791            140,215           195,362
Health Sciences Fund............................            *             33,059            48,839
Technology Fund.................................       50,000             61,764           141,679
Limited Term Income Fund........................      126,380            135,704           134,340
Intermediate Term Income Fund...................       98,013            117,703           178,052
Fixed Income Fund...............................      233,555            445,300           676,891
Intermediate Government Bond Fund...............      100,551            146,381           196,129
Intermediate Tax Free Fund......................       50,199             70,107           258,212
California Intermediate Tax Free Fund(2)........            *                  *             5,200
Colorado Intermediate Tax Free Fund.............       56,486             61,659            62,075
Minnesota Insured Intermediate Tax Free
      Fund......................................       68,304             95,590           301,176
Oregon Intermediate Tax Free Fund(2)............            *                  *            28,951


-------------------

*     Fund was not in operation during this fiscal year.

(1)   For the four month period from August 1, 1997 to November 30, 1997.

(2)   Commenced operations on August 8, 1997.

DISTRIBUTOR AND DISTRIBUTION PLANS

         SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the Class A, Class B and Class C Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

         The Distributor serves as distributor for the Class A and Class C Shares pursuant to a Distribution Agreement dated February 10, 1994 (the "Class A/Class C Distribution Agreement") between itself and the Funds, and as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated August 1, 1994, as amended September 14, 1994 (the "Class B Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distributi Agreements."

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A and Class B Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

         The Distributor receives no compensation for distribution of the Class C Shares. With respect to the Class A Shares, the Distributor receives all of the front-end sales charges paid upon purchase of the Funds' shares except for a portion (as disclosed in the Prospectuses) which may be re-allowed to Participating Institutions. The Class A Shares of each Fund also pay a shareholder servicing fee to the Distributor monthly at the annual rate of 0.25% of each Fund's Class A average daily net assets which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares of the kinds described in the Class A and Class B Shares Prospectuses.

         The Class B Shares of each Fund which offers Class B Shares pay to the Distributor a sales support fee at an annual rate of 0.75% of the average daily net assets of the Class B Shares of such Fund, which fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to the Class B Shares. This fee is calculated and paid each month based on average daily net assets of Class B of each Fund for that month. In addition to this fee, the Distributor is paid a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares of a Fund of the kinds described in the Class A and Class B Shares Prospectuses. Although Class B Shares are sold without a front-end sales charge, the Distributor pays a total of 4.25% of th amount invested (including a pre-paid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family). The servicing fee payable under the Class B Service Plan is prepaid as described above.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such Plans.

         FAIF has adopted Plans of Distribution with respect to the Class A and Class B Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A and Class B Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B Shares, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class B Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Adviser at any time.

         The following table sets forth the total Rule 12b-1 fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997 with respect to the Class A Shares and the Class B Shares of the Funds. As noted above, no distribution fees are paid with respect to Class C Shares of the Funds.

                                            YEAR ENDED              YEAR ENDED              YEAR ENDED
                                          SEPT. 30, 1995          SEPT. 30, 1996          SEPT. 30, 1997
                                          --------------          --------------          --------------
                                         CLASS A   CLASS B      CLASS A    CLASS B      CLASS A     CLASS B
                                         SHARES    SHARES       SHARES     SHARES       SHARES      SHARES
                                         ------    ------       ------     ------       ------      ------
Balanced Fund.........................   28,075     11,450      43,620      83,213      65,211     284,082
Real Estate Securities Fund...........        0          0         397       1,660       2,975      17,056
Equity Income Fund....................    3,108      3,382       5,787      24,127      10,355      50,769
Equity Index Fund.....................    2,789      3,291      10,536      43,676      24,989     139,149
Stock Fund............................  $20,690    $24,481     $44,423    $148,550      82,694     367,871
Diversified Growth Fund...............    3,503      2,020      10,113      36,952      21,223      75,168
Special Equity Fund...................   18,403     23,203      32,527      79,817      59,658     227,800
Regional Equity Fund..................   21,635     22,185      52,806     182,709      68,712     313,016
Emerging Growth Fund..................      331        965       2,147       4,985       9,165       8,939
Small Cap Value Fund(1)...............       --         --          --          --      23,014           0
Micro Cap Value Fund(3)...............        *          *           *           *           8          12
International Index Fund(2)...........       --         --          --          --       1,250           0
International Fund....................    1,099      1,229       3,203       6,605       9,497      15,477
Health Sciences Fund..................        *          *         554       1,001       1,725       3,921
Technology Fund.......................      960      4,739       5,967      31,470      12,736      58,415
Limited Term Income Fund..............        0          *           0           *           0           0
Intermediate Term Income Fund.........        0          *           0           *           0           0
Fixed Income Fund.....................   11,797     24,078      20,620     134,380      20,065     156,180
Intermediate Government Bond Fund             0          *           0           *           0           0
Intermediate Tax Free Fund............        0          *           0           *           0           0
California Intermediate Tax
     Free Fund(3).....................        *          *           *           *           0           0
Colorado Intermediate Tax Free Fund           0          *           0           *           0           0
Minnesota Insured Intermediate Tax Free
     Fund.............................        0          *           0           *           0           0
Oregon Intermediate Tax
     Free Fund(3).....................        *          *           *           *           0           0


--------------------

*    Fund or class was not in operation during this fiscal year.

(1) For the four month period from August 1, 1997 to November 30, 1997. Of these amounts, $1,107 and $69 are distribution fees from the Class A and Class C shares of the Qualivest Small Companies Value Fund and the Qualivest International Opportunities Fund, which were exchanged for Class A Shares of Small Cap Value Fund and International Index Fund, respectively.

(2) For the four month period from August 1, 1997 to November 30, 1997. Of these amounts, $15,034 and $6,781 are distribution fees from the Class A and C shares of the Qualivest Small Companies Value Fund and the Qualivest International Opportunities Fund, which were exchanged for Class A Shares of Small Cap Value Fund and International Index Fund, respectively.

(3)  Commenced operations on August 8, 1997.

         For the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997, the Distributor received $56,437, $103,810, and $144,487 respectively, in sales charges.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

         The custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB.

         The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, as described in the Prospectuses for International Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase.

The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% (0.10% in the case of International Index Fund and International Fund) of such Fund's average daily net assets. Sub-custodian fees with respect to International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

         DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds.

         KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

              PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Funds' portfolio transactions are made by the Adviser or, in the case of International Fund, the Sub-Adviser. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Adviser or Sub-Adviser may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Adviser or Sub-Adviser to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Adviser does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Adviser to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers. The following table sets forth the aggregate brokerage commissions paid by each of the Funds during the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997:

                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                 SEPT. 30, 1995    SEPT. 30, 1996    SEPT. 30, 1997
                                                 --------------    --------------    --------------
Balanced Fund..................................      187,224           232,149           290,704
Real Estate Securities Fund....................       16,261            34,674            56,817
Equity Income Fund.............................       24,246            32,789           180,195
Equity Index Fund..............................       48,310            85,568           117,618
Stock Fund.....................................     $549,774          $565,446         1,205,280
Diversified Growth Fund........................       82,987           142,912           327,653
Special Equity Fund............................      545,209         1,192,448         1,489,411
Regional Equity Fund...........................      102,861           213,138            96,219
Emerging Growth Fund...........................       20,076            18,305            63,981
Small Cap Value Fund(1)........................           --                --             5,845
Micro Cap Value Fund...........................            *                 *            31,662
International Index Fund(1)....................           --                --            81,688
International Fund.............................      405,632           598,535           818,016
Health Sciences Fund...........................            *            11,932            17,550
Technology Fund................................       21,126            31,789            60,918
Limited Term Income Fund.......................            0                 0                 0
Intermediate Term Income Fund..................            0                 0                 0
Fixed Income Fund..............................            0                 0                 0
Intermediate Government Bond Fund..............            0                 0                 0
Intermediate Tax Free Fund.....................            0                 0                 0
California Intermediate Tax Free Fund..........            *                 *                 0
Colorado Intermediate Tax Free Fund............            0                 0                 0
Minnesota Insured Intermediate Tax
      Free Fund................................            0                 0                 0
Oregon Intermediate Tax Free Fund..............            *                 *                 0


---------------------------
*     Fund was not in operation during this fiscal year.

(1)   For the four month period from August 1, 1997 to November 30, 1997.

         At September 30, 1997, Balanced Fund held a bond security of Merrill Lynch & Company which is deemed to be a "regular broker or dealer" of the Funds under the 1940 Act (or of such broker-dealer's parent companies) in the amount of $7,552,625. In addition, at September 30, 1997, Diversified Growth Fund held an equity security of Morgan Stanley Group in the amount of $7,165,984; Limited Term Income Fund held a corporate obligation of Salomon Brothers in the amount of $7,603,125; and Intermediate Term Income Fund held a corporate obligation of Lehman Brothers in the amount of $6,231,500, all of which are deemed "principal brokers or dealers."

         It is expected that International Index Fund and International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Adviser and, in the case of International Fund, the Sub-Adviser may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Adviser or Sub-Adviser. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Adviser or Sub-Adviser would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Adviser or Sub-Adviser to supplement its own investment research activities and enable the Adviser or Sub-Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Adviser or Sub-Adviser would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetar benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Adviser or Sub-Adviser in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Funds. The Adviser and Sub-Adviser determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Adviser and Sub-Adviser have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Adviser or Sub-Adviser, except as noted below. The Adviser and Sub-Adviser may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Adviser and Sub-Adviser with research services, which the Adviser or Sub-Adviser anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Adviser or Sub-Adviser would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Adviser or Sub-Adviser determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or Sub-Adviser with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Adviser or Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser or Sub-Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

                                  CAPITAL STOCK

         As of December 1, 1997, the directors of FAIF, owned shares of FAIF, FAF and FASF with an aggregate net asset value of $3,596,000. As of January 14, 1998, the directors and officers of FAIF as a group owned less than one percent of each class of each Fund's outstanding shares. As of that date, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------
BALANCED FUND

         Var & Co.......................................                                       57.91%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust NA as fiduciary for First Retirement                                      40.52%
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

REAL ESTATE SECURITIES FUND

         NFSC # BJG-040290..............................         7.55%
         First Bank NA Cust FBO
         Brian L. Johnson IRA
         P.O. Box 400
         Spooner, WI  54801-0400

         Var & Co.......................................                                       74.55%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First American Strategy Growth and Income Fund                                        13.81%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN 55164-0010

         First American Strategy Income Fund............                                        5.82%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN 55164-0010

EQUITY INCOME FUND

         NFSC FEBO #BJG-115851..........................         5.58%
         Douglas Spedding TTEE
         R Douglas Spedding Trust
         U/A 4/9/96
         C/O 4380 E. Alameda Avenue
         Glendale, CO  80222

         Var & Co.......................................                                       61.03%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         Telco..........................................                                       24.39%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

EQUITY INDEX FUND

         Var & Co.......................................                                       39.09%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         Unit & Co......................................                                       32.82%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Metlife Defined Contribution Group.............                                       14.32%
         as Agent for First Tr. Ntl. Assoc. Tr.
         FBO UTD Healthcare Corp. 401(k) SP
         180 East Fifth Street
         P.O. Box 64488
         St. Paul, MN  55164-0488

         First Trust National Association...............                                        9.53%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

STOCK FUND

         Charles Schwab & Co. Inc.......................         5.81%
         Special Custody Account for Benefit of Customers
         Attn:  Mutual Funds
         101 Montgomery Street
         San Francisco, CA  94104-4122

         Wells Fargo Bank TTEE..........................         5.45%
         FBO AMD 401(k) Plan
         P.O. Box 9800
         Calabasas, CA  91372-0800

         Var & Co.......................................                                       52.77%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First Trust National Association...............                                       16.78%
         As a Fiduciary for First Retirement
         Attn:  Reconciliaiton SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

         Telco..........................................                                       13.46%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Unit & Co......................................                                        7.74%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

DIVERSIFIED GROWTH FUND

         Paul T. Green Agency #31081500.................         5.39%
         Norwest Bank SD NA as Agent
         P.O. Box 1450 NW8477
         Minneapolis, MN  55485-1450

         Var & Co.......................................                                       80.59%
         P.O. Box 64482
         St. Paul, MN 55164-0482



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

         Telco..........................................                                        6.73%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

SPECIAL EQUITY FUND

         Var & Co.......................................                                       77.32%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association...............                                       13.81%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

REGIONAL EQUITY FUND

         Var & Co.......................................                                       63.56%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association...............                                       26.80%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

EMERGING GROWTH FUND

         J.C. Bradford & Co. Cust FBO...................        21.31%
         DCIP Limited Partners I
         330 Commerce Street
         Nashville, TN  37201-1805

         G Appel Emerging Markets.......................        15.07%
         Limited Partnership
         150 Great Neck Road
         Great Neck, NY  11021-3309

         Appel Aggressive Investors.....................         7.50%
         Limited Partnership
         150 Great Neck Road
         Great Neck, NY  11021-3309

         Var & Co.......................................         7.13%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         Var & Co.......................................                                       73.01%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First Trust National Association...............                                        8.83%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

         First American Strategy Growth and Income Fund                                         7.79%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN  55164-0010

SMALL CAP VALUE FUND

         Charles G. Koch................................         7.80%
         4111 East 37th Street North
         Wichita, KS  67220-3203



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

         Paul A. Bareilles..............................                        97.13%
         P.O. Box 6610
         Eureka, CA  95502-6610

         Unit & Co......................................                                       60.17%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Var & Co.......................................                                       26.81%
         P.O. Box 64482
         St. Paul, MN  55164-0482

MICRO CAP VALUE FUND

         Roger H. Fleenor...............................        16.64%
         234 Redfish Lane
         Boise, ID  83706-4842

         NFSC FEBO #03M-252719..........................        12.80%
         Rory Andrews
         P.O. Box 150542
         Lakewood, CO  80215-0542

         Lawrence E. Holboke &..........................         8.10%
         Regina Holboke JTWROS
         3737 Kyle Springs Circle
         Las Vegas, NV  89108-5155

         Unit & Co......................................         7.39%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         NFSC FEBO #03M-263567..........................         5.25%
         David M. Warner
         14239 West Virginia Drive
         Lakewood, CO  80228-2333

         NFSC FEBO #03M-631248..........................                        25.97%
         Colorado National Bank Cust. FBO
         Jean Scraggs IRA
         2920 South Olympia Lane
         Evergreen, CO  80439-8832

         NFSC FEBO #03M-947237..........................                         9.42%
         Colorado National Bank Cust.
         IRA of Richard L. Anway
         8323 South Citation Trail
         Evergreen, CO  80439-6400

         NFSC FEBO #03M-638420..........................                         8.48%
         Colorado NA Bank Cust. FBO
         James Morello IRA
         8852 Martin Lane
         Conifer, CO  80433-9718

         NFSC FEBO #BJG-120561..........................                         6.76%
         Michael Mettler
         1240 46th Avenue NE
         Columbia Heights, MN  55421-2408

         NFSC FEBO #03M-021610..........................                         6.41%
         Jean M. Scraggs Cust.
         Emily J. Scraggs UTMA Co.
         2920 South Olympia Lane
         Evergreen, CO  80439-8832



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

         Telco..........................................                                       48.38%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                       27.67%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Unit & Co......................................                                       19.50%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

INTERNATIONAL INDEX FUND

         BHC Securities Inc.............................         8.16%
         FAO 32206314
         Attn:  Mutual Funds
         One Commerce Square
         2005 Market Street, Suite 1200
         Philadelphia, PA  19103-7042

         NFSC FEBO #BJG-152374..........................                        56.06%
         Steven H. Silton &
         Heidi Drewers-Silton JTWROS
         3110 West Calhoun Boulevard
         Minneapolis, MN  55416-4693

         SEI Corporation................................                        22.08%
         Attn:  Rob Silvestri
         One Freedom Valley Drive
         Oaks, PA  19456

         NFSC FEBO #BJG-133817..........................                        21.86%
         Denis A. Alling
         305 Beech Street
         Chaska, MN  55318-2115

         Unit & Co......................................                                       73.17%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Telco..........................................                                       16.73%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                        7.69%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

INTERNATIONAL FUND

         Marin Associates LTD. PA.......................        26.28%
         150 Great Neck Road
         Great Neck, NY  11021-3309

         Blackcomb Associates LP........................        15.69%
         P.O. Box 5430
         Incline Village, NV  89450-5430

         Marin Sector Ltd. PA...........................        10.46%
         150 Great Neck Road
         Great Neck, NY  11021-3309



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

         Guenther Patzeiberger..........................                         5.73%
         Cristobal Colon #98
         Colon Echegaray Naucaipan
         Edo De Mexico 55310

         Var & Co.......................................                                       78.18%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First Trust National Association...............                                        6.45%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

HEALTH SCIENCES FUND

         Northern Trust Co. Tr..........................        56.15%
         FBO James L. French Irrev. Trust
         of 1991 #2 A/C #2242148
         P.O. Box 92956
         Chicago, IL  60675-2956

         Var & Co.......................................                                       91.31%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First American Strategy Aggressive Growth Fund                                         7.92%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN  55164-0010

TECHNOLOGY FUND

         Northern Trust Co. Tr..........................        17.96%
         FBO James L. French Irrev. Trust
         of 1991 #2 A/C #2242148
         P.O. Box 92956
         Chicago, IL  60675-2956

         J.C. Bradford & Co. Cust. FBO..................        16.28%
         RCIP Limited Partners I
         330 Commerce Street
         Nashville, TN  37201-1805

         Trident Arbitrage Partners LP..................         9.37%
         45 Pine Street, Suite 3A
         New Canaan, CT  06840-5409

         Var & Co.......................................                                       88.21%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association...............                                        8.16%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

LIMITED TERM INCOME FUND

         Planned Parenthood of Minnesota................        16.94%
         Operating Reserve Fund
         Thomas Webber, Executive Director
         1965 Ford Parkway
         St. Paul, MN 55116-1996



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

         Charles A. Beck, M.D...........................         6.17%
         Charles A. Beck, M.D. LTD.
         Money Purchase Trust
         71 West 156 Street, Apt. 210
         Harvey, IL  60426-4293

         Var & Co.......................................                                       53.78%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association...............                                        7.88%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

         Telco..........................................                                       32.41%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

INTERMEDIATE TERM INCOME FUND

         Telco..........................................                                       33.56%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Var & Co.......................................                                       28.21%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         Unit & Co......................................                                       28.10%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                        5.16%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

FIXED INCOME FUND

         Var & Co.......................................                                       59.43%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         Unit & Co......................................                                       16.31%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         First American Strategy Growth and Income Fund                                         7.16%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN  55164-0010

         First Trust National Association...............                                        5.70%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

INTERMEDIATE GOVERNMENT BOND FUND

         NFSC FEBO #BJF-003999..........................        12.23%
         The Janice Gardner Foundation
         11580 K-Tel Drive
         Minnetonka, MN  55343-8855



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

         NFSC FEBO #03M-382159..........................         8.32%
         Ethel A. Spector TTEE
         Ethel A. Spector Rev. Trust
         U/A 10/12/92
         740 River Drive, #20A
         St. Paul, MN  55116-1036

         Gail B. Cox....................................         5.04%
         Wilma M. Cox JTWROS
         17417 Hwy. M
         Lawson, MO  64062-8227

         Var & Co.......................................                                       91.52%
         P.O. Box 64482
         St. Paul, MN 55164

INTERMEDIATE TAX FREE FUND

         NFSC FEBO #BJG-040487..........................        22.63%
         Brian L. Johnson
         Joan M. Johnson
         P.O. Box 400
         Spooner, WI  54801-0400

         Lew & Co.......................................         5.69%
         900 Second Avenue South, Suite 300
         Minneapolis, MN  55402-3321

         Var & Co.......................................                                       54.58%
         P.O. Box 6482
         St. Paul, MN  55164-0482

         Telco..........................................                                       17.72%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                       16.31%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Unit & Co......................................                                        9.37%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

CALIFORNIA INTERMEDIATE TAX FREE FUND

         DST Audit IRA/Reinvest Account.................        33.50%
         Attn:  SSC Corporate Action FA
         210 West 10th Street, Floor 7
         Kansas City, MO 64105-1614

         DST Audit SWP Account..........................        33.50%
         Attn:  SSC Corporate Action-FA
         210 West 10th Street, Floor 7
         Kansas City, MO 64105-1614

         DST Audit Cash Account.........................        33.01%
         Attn:  SSC Corporate Action FA
         210 West 10th Street, Floor 7
         Kansas City, MO 64105-1614

         Var & Co.......................................                                       66.53%
         P.O. Box 64482
         St. Paul, MN  55164-0482



                                                                   PERCENTAGE OF OUTSTANDING SHARES
                                                                --------------------------------------
                                                                CLASS A        CLASS B         CLASS C
                                                                -------        -------         -------

         Telco..........................................                                       26.18%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

COLORADO INTERMEDIATE TAX FREE FUND

         NFSC FEBO #03M-420620..........................         5.62%
         Richard E. Butler
         T/O/D Jamie L. Butler
         1260 South Foothill Drive
         Lakewood, CO  80228-3426

         NFSC FEBO #03M-490873..........................         5.42%
         William G. Spahr
         U/A 09/21/95
         P.O. Box 226
         Clinton, MO  64735-0226

         Var & Co.......................................                                       95.47%
         P.O. Box 64482
         St. Paul, MN 55164-0482

MINNESOTA INSURED INTERMEDIATE TAX FREE FUND

         Alfred P. Gale.................................        15.64%
         2350 Highland Rd.
         Maple Plain, MN 55359-9570

         NFSC FEBO #03M-693278..........................        12.75%
         Trachsel Dental Studio
         Fred & Ramona Trachsel
         P.O. Box 6598
         Rochester, MN  55903-6598

         Var & Co.......................................                                       97.09%
         P.O. Box 64482
         St. Paul, MN 55164-0482

OREGON INTERMEDIATE TAX FREE FUND

         Telco..........................................                                       80.18%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                       15.14%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of the shares of a Fund is summarized in the Class A and Class B Shares Prospectuses under the captions "Investing in the Funds" and "Determining the Price of Shares" and in the Class C Shares Prospectuses under the caption "Purchases and Redemptions of Shares." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") and federally-chartered banks are open for business. The NYSE is not open for business on th following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

         On September 30, 1997, the net asset values per share for each class of shares of the Funds were calculated as follows:

                                                                                                   NET ASSET
                                                     NET ASSETS              SHARES             VALUE PER SHARE
                                                    (IN DOLLARS)    /      OUTSTANDING    =      (IN DOLLARS)
                                                    ------------           -----------           ------------
BALANCED FUND

     Class A...................................     $ 32,309,175            2,096,489                $15.41
     Class B...................................       43,707,370            2,845,117                 15.36
     Class C...................................      418,086,401           27,092,341                 15.43

REAL ESTATE SECURITIES FUND

     Class A...................................        2,104,503              140,570                 14.97
     Class B...................................        3,318,256              223,313                 14.86
     Class C...................................       40,501,453            2,701,235                 14.99

EQUITY INCOME FUND

     Class A...................................        7,276,508              463,864                 15.69
     Class B...................................        6,618,640              423,601                 15.62
     Class C...................................      369,919,266           23,562,347                 15.70

EQUITY INDEX FUND

     Class A...................................       15,977,167              769,703                 20.76
     Class B...................................       23,733,407            1,148,323                 20.67
     Class C...................................      557,257,826           26,863,917                 20.74

STOCK FUND

     Class A...................................       50,380,441            1,753,223                 28.74
     Class B...................................       53,420,365            1,870,880                 28.55
     Class C...................................    1,095,261,426           38,093,463                 28.75

DIVERSIFIED GROWTH FUND

     Class A...................................       12,017,275              681,691                 17.63
     Class B...................................        9,486,600              543,043                 17.47
     Class C...................................      681,151,065           38,611,657                 17.64



                                                                                                   NET ASSET
                                                     NET ASSETS              SHARES             VALUE PER SHARE
                                                    (IN DOLLARS)    /      OUTSTANDING    =      (IN DOLLARS)
                                                    ------------           -----------           ------------

SPECIAL EQUITY FUND

     Class A...................................       35,206,757            1,455,137                 24.19
     Class B...................................       36,649,074            1,529,714                 23.96
     Class C...................................      509,308,332           21,036,357                 24.21

REGIONAL EQUITY FUND

     Class A...................................       37,676,498            1,629,280                 23.12
     Class B...................................       39,683,442            1,746,718                 22.72
     Class C...................................      351,007,153           15,153,019                 23.16

EMERGING GROWTH FUND

     Class A...................................        5,270,053              300,199                 17.55
     Class B...................................        1,262,837               73,646                 17.15
     Class C...................................      151,607,069            8,596,681                 17.64

SMALL CAP VALUE FUND(1)

     Class A...................................       19,193,610            1,054,515                 18.20
     Class B...................................            1,002                   55                 18.23
     Class C...................................                *           25,279,446                 18.23

MICRO CAP VALUE FUND

     Class A...................................           44,137                4,026                 10.96
     Class B...................................           49,803                4,550                 10.95
     Class C...................................      246,600,679           22,511,045                 10.95

INTERNATIONAL INDEX FUND(1)

     Class A...................................        1,270,411              116,143                 10.94
     Class B...................................              996                   91                 10.99
     Class C...................................      155,975,605           14,194,328                 10.99

INTERNATIONAL FUND

     Class A...................................        8,003,455              607,164                 13.18
     Class B...................................        2,187,473              168,706                 12.97
     Class C...................................      217,413,753           16,436,608                 13.23

HEALTH SCIENCES FUND

     Class A...................................          848,991               70,458                 12.05
     Class B...................................          515,590               43,337                 11.90
     Class C...................................       41,243,216            3,413,801                 12.08

TECHNOLOGY FUND

     Class A...................................        5,564,117              275,483                 20.20
     Class B...................................        8,463,043              432,292                 19.58
     Class C...................................      148,658,692            7,327,467                 20.29

LIMITED TERM INCOME FUND

     Class A...................................        7,151,719              719,548                  9.94
     Class B...................................                *                    *                     *
     Class C...................................      184,368,139           18,555,702                  9.94



                                                                                                   NET ASSET
                                                     NET ASSETS              SHARES             VALUE PER SHARE
                                                    (IN DOLLARS)    /      OUTSTANDING    =      (IN DOLLARS)
                                                    ------------           -----------           ------------

INTERMEDIATE TERM INCOME FUND

     Class A...................................        2,483,832              248,466                 10.00
     Class B...................................                *                    *                     *
     Class C...................................      324,250,121           32,474,228                  9.98

FIXED INCOME

     Class A...................................        8,534,875              778,307                 10.97
     Class B...................................       15,253,084            1,398,464                 10.91
     Class C...................................      705,718,768           64,393,856                 10.96


INTERMEDIATE GOVERNMENT BOND FUND

     Class A...................................        3,525,380              380,039                  9.28
     Class B...................................                *                    *                     *
     Class C...................................      181,889,221           19,626,325                  9.27

INTERMEDIATE TAX FREE FUND

     Class A...................................        3,848,588              355,190                 10.84
     Class B...................................                *                    *                     *
     Class C...................................      430,993,021           39,838,786                 10.82

CALIFORNIA INTERMEDIATE TAX FREE FUND

     Class A...................................            1,055                  105                 10.04
     Class B...................................                *                    *                     *
     Class C...................................       33,287,025            3,317,702                 10.03

COLORADO INTERMEDIATE TAX FREE FUND

     Class A...................................        4,187,099              394,652                 10.61
     Class B...................................                *                    *                     *
     Class C...................................       54,377,857            5,126,395                 10.61

MINNESOTA INSURED INTERMEDIATE TAX FREE FUND

     Class A...................................        7,453,069              738,624                 10.09
     Class B...................................                *                    *                     *
     Class C...................................      297,121,718           29,528,389                 10.06

OREGON INTERMEDIATE TAX FREE FUND

     Class A...................................                *                    *                     *
     Class B...................................                *                    *                     *
     Class C...................................      182,069,069           18,120,305                 10.05


----------------------------

*     Not in operation during fiscal year ended September 30, 1997.

(1)   As of November 30, 1997.

                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Based upon the 30-day period ended September 30, 1997, the yields for the Class A, Class B and Class C Shares of the Funds were as follows:

                                                            CLASS A      CLASS B      CLASS C
                                                            -------      -------      -------
Balanced Fund.............................................    2.66%        2.05%        3.03%
Real Estate Securities Fund...............................    4.32%        3.86%        4.77%
Equity Income Fund........................................    2.44%        1.82%        2.81%
Equity Index Fund.........................................    1.13%        0.45%        1.43%
Stock Fund................................................    1.07%        0.40%        1.37%
Diversified Growth Fund...................................    0.51%        0.00%        0.78%
Special Equity Fund.......................................    0.46%        0.00%        0.73%
Regional Equity Fund......................................    0.06%        0.00%        0.29%
Emerging Growth Fund......................................    0.00%        0.00%        0.00%
Small Cap Value Fund(+)...................................    0.00%           **        0.00%
Micro Cap Value Fund......................................    0.16%        0.00%        0.28%
International Index Fund(+)...............................    0.00%           **        0.00%
International Fund........................................    0.00%        0.00%        0.00%
Health Sciences Fund......................................    0.00%        0.00%        0.00%
Technology Fund...........................................    0.00%        0.00%        0.00%
Limited Term Income Fund..................................    5.27%            *        5.37%
Intermediate Term Income Fund.............................    5.22%            *        5.43%
Fixed Income Fund.........................................    5.14%        4.60%        5.61%
Intermediate Government Bond Fund.........................    5.11%            *        5.28%
Intermediate Tax Free Fund................................    3.95%            *        4.05%
California Intermediate Tax Free Fund.....................    3.73%            *        3.86%
Colorado Intermediate Tax Free Fund.......................    3.89%            *        4.01%
Minnesota Insured Intermediate Tax Free Fund..............    3.86%            *        3.99%
Oregon Intermediate Tax Free Fund.........................        *            *        4.13%


---------------------
*     Not in operation during fiscal year ended September 30, 1997.

+     For the period ended November 30, 1997.

**    Class B was not open for a thirty day period.

Such yield figures were determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

              Yield   =   2 [((a - b) / cd) + 1)6(to the sixth power) - 1]

              Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                       c  =  average daily number of shares outstanding during
                             the period that were entitled to receive dividends
                       d  =  maximum offering price per share on the last day of
                               the period

         TAX EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax equivalent yield for each tax free Fund named below is computed by dividing that portion of such Fund's yield (computed as described above) that is tax exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund's yield that is not tax exempt. Based upon the maximum federal income tax rate of 39.6% and the combined maximum federal/state tax rates of 48.9% for California, 44.6% for Colorado, 48.1% for Minnesota and 48.6% for Oregon, the tax equivalent yields for the Tax Free Funds named below for the 30-day period ended September 30, 1997, computed as described above, were as follows:

                                                          CLASS A     CLASS C

Intermediate Tax Free Fund..............................   6.54%       6.71%
California Intermediate Tax Free Fund...................   7.30%       7.55%
Minnesota Insured Intermediate Tax Free Fund............   7.44%       7.69%
Colorado Intermediate Tax Free Fund.....................   7.02%       7.24%
Oregon Intermediate Tax Free Fund.......................       *       8.04%

-----------------------
*     Not in operation during fiscal year ended September 30, 1997.

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Fund" average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1 + T)n(supscrpt)  =  ERV

              Where:   P    =  a hypothetical initial payment of $1,000
                       T    =  average annual total return
                       n    =  number of years
                       ERV  =  ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             CTR     =   ((ERV - P) / P ) 10

             Where:  CTR  =  cumulative total return
                     ERV  =  ending redeemable value at the end of, the period
                             of a hypothetical $1,000 payment made at the
                             beginning of such period; and
                     P    =  initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         Based on the foregoing, the average annual and aggregate total returns for each class of the Funds from inception through September 30, 1997 were as follows. The performance for Class A and Class B Shares will normally be lower than for Class C Shares because Class A and Class B Shares are subject to sales and distribution charges and/or shareholder servicing fees not charged to Class C Shares.

                            Cumulative          Average Annual        Average Annual            Average Annual
                         Since Inception*      Since Inception*           One Year                 Five Year
                       ------------------      -----------------     ------------------        ------------------
                       Without     With        Without     With      Without      With         Without      With
                        Sales      Sales        Sales      Sales      Sales       Sales         Sales       Sales
                       Charge     Charge       Charge     Charge     Charge      Charge        Charge      Charge
                       ------     ------       ------     ------     ------      ------        ------      ------
BALANCED FUND
   Class A...........  99.44%      90.49%      15.49%     14.39%      25.80%      20.13%           **         **
   Class B...........  70.53%      67.53%      18.62%     17.95%      24.93%      19.93%           **         **
   Class C...........  75.63%                  16.67%                 26.17%                       **

REAL ESTATE SECURITIES
   Class A...........  61.63%      54.34%      27.09%     24.19%      36.77%      30.65%           **         **
   Class B...........  58.85%      53.85%      26.00%     24.00%      35.77%      30.77%           **         **
   Class C...........  70.91%                  26.87%                 37.07%                       **

EQUITY INCOME FUND
   ***Class A........  96.22%      87.41%      15.13%     14.03%      31.16%      25.22%           **         **
   Class B...........  77.14%      74.14%      20.07%     19.42%      30.06%      25.06%           **         **
   Class C...........  82.34%                  20.92%                 31.45%                       **

EQUITY INDEX FUND
   Class A........... 140.11%     129.33%      20.04%     18.90%      39.47%      33.19%           **         **
   Class B........... 111.60%     108.60%      27.10%     26.52%      38.45%      33.45%           **         **
   Class C........... 117.12%                  23.65%                 39.85%                       **

STOCK FUND
   Class A........... 347.45%     327.36%      16.57%     16.02%      38.82%      32.60%       22.01%     20.89%
   Class B........... 109.60%     106.60%      26.71%     26.13%      37.71%      32.71%           **         **
   Class C........... 120.76%                  24.21%                 39.13%                       **

DIVERSIFIED GROWTH FUND
   ***Class A........  89.76%      81.24%      14.33%     13.24%      32.69%      26.74%           **         **
   Class B........... 104.82%     101.82%      25.78%     25.19%      31.42%      26.42%           **         **
   Class C........... 110.21%                  26.49%                 32.75%                       **

SPECIAL EQUITY FUND
   Class A........... 401.77%     379.24%      17.94%     17.39%      39.93%      33.64%       22.75%     21.63%
   Class B........... 102.76%      99.76%      25.37%     24.78%      38.81%      33.81%           **         **
   Class C........... 113.31%                  23.05%                 40.25%                       **

REGIONAL EQUITY FUND
   Class A........... 173.62%     161.33%      23.36%     22.18%      36.13%      30.04%           **         **
   Class B........... 114.10%     111.10%      27.57%     27.00%      35.18%      30.18%           **         **
   Class C........... 117.89%                  23.77%                 36.49%                       **

EMERGING GROWTH  FUND
   Class A...........  92.60%      83.96%      20.66%     19.08%      24.73%      19.09%           **         **
   Class B...........  90.02%      87.02%      22.80%     22.17%      24.01%      19.01%           **         **
   Class C...........  93.76%                  20.86%                 25.19%                       **

SMALL CAP VALUE FUND(1)
   Class A........... 122.89%     112.89%      21.16%     21.06%      24.98%      19.33%       23.18%     22.05%
   Class B...........   0.05%      (4.95)%         **         **          **          **           **         **
   Class C........... 124.31%          **      21.94%                 25.21%                   23.43%

MICRO CAP VALUE FUND(2)
   Class A...........   9.60%       4.68%                                 **          **           **         **
   Class B...........   9.50%       4.50%                                 **          **           **         **
   Class C........... 494.66%                  19.52%                 45.62%                   29.40%

INTERNATIONAL INDEX FUND(3)
   Class A...........   11.29%      6.29%       4.54%      2.56%    (11.03)%    (15.03)%           **         **
   Class B...........   (0.36)%    (5.34)%         **         **          **         **            **         **
   Class C...........   12.25%         **       4.90%                 (1.19)%                      **

INTERNATIONAL FUND
   Class A...........  36.40%      30.27%       9.32%      7.89%      30.03%      24.23%           **         **
   Class B...........  30.07%      27.07%       8.77%      7.97%      29.13%      24.13%           **         **
   Class C...........  37.12%                   9.46%                 30.38%                       **

HEALTH SCIENCES FUND
   Class A...........  21.97%      16.49%      12.66%      9.60%      23.60%      18.09%           **         **
   Class B...........  20.41%      15.41%      11.79%      8.98%      22.69%      17.69%           **         **
   Class C...........  22.41%                  12.90%                 23.89%      22.69%           **

TECHNOLOGY FUND
   Class A........... 159.66%     148.00%      31.44%     29.72%      17.71%      12.39%           **         **
   Class B........... 156.65%     153.65%      35.19%     34.68%      16.82%      11.82%           **         **
   Class C........... 160.74%                  31.60%                 17.95%                       **

                                    Cumulative        Average Annual         Average Annual            Average Annual
                                 Since Inception*    Since Inception*            One Year                 Five Year
                               ------------------    -----------------      -----------------        ------------------
                               Without     With      Without     With       Without     With         Without      With
                                Sales      Sales      Sales      Sales       Sales      Sales         Sales       Sales
                               Charge     Charge     Charge     Charge      Charge     Charge        Charge      Charge
                               ------     ------     ------     ------      ------     ------        ------      ------
LIMITED TERM INCOME FUND
   Class A...................   26.83%    24.34%     5.08%      4.65%       6.09%       3.99%            **          **
   Class B...................       **        **        **         **          **          **            **          **
   Class C...................   21.24%               5.42%                  6.09%                        **

INTERMEDIATE TERM INCOME FUND
   Class A...................   32.76%    27.77%     6.09%      5.24%       7.19%       3.14%            **          **
   Class B...................       **        **        **         **          **          **            **          **
   Class C...................   23.03%               5.84%                  6.98%                        **

FIXED INCOME FUND
   Class A...................  115.72%   107.62%     8.18%      7.76%       8.26%       4.19%         6.26%       5.45%
   Class B...................   23.64%    20.64%     7.02%      6.19%       7.40%       2.40%            **          **
   Class C...................   24.34%               6.15%                  8.54%                        **

INTERMEDIATE GOVERNMENT
  BOND FUND
   Class A...................   87.91%    82.26%     6.67%      6.33%       7.06%       3.89%         5.06%       4.43%
   Class B...................       **        **        **         **          **          **            **          **
   Class C...................   21.11%               5.38%                  7.07%                        **

INTERMEDIATE TAX FREE FUND
   Class A...................   78.15%    72.79%     6.09%      5.75%       6.84%       3.63%         5.50%       4.85%
   Class B...................       **        **        **         **          **          **            **          **
   Class C...................   18.06%               4.65%                  6.75%                        **

CALIFORNIA INTERMEDIATE
  TAX FREE FUND(4)
   Class A...................    1.02%    (2.02)%                              **          **            **          **
   Class B...................       **        **        **         **          **          **            **          **
   Class C...................   36.32%               5.98%                                               **

COLORADO INTERMEDIATE
  TAX FREE FUND
   Class A...................   25.84%    22.06%     6.81%      5.88%       7.11%       3.92%            **          **
   Class B...................       **                  **         **          **          **            **          **
   Class C...................   25.84%               6.81%                  7.11%                        **

MINNESOTA INSURED INTERMEDIATE
  TAX FREE FUND
   Class A...................   19.27%    15.69%     5.02%      4.14%       6.72%       3.49%            **          **
   Class B...................       **        **        **         **          **          **            **          **
   Class C...................   18.92%               4.94%                  6.42%                        **

OREGON INTERMEDIATE TAX
  FREE FUND(5)
   Class A...................       **        **        **         **          **          **            **          **
   Class B...................       **        **        **         **          **          **            **          **
   Class C...................   99.02%               7.12%                  6.71%                     5.29%

------------------------

* Inception dates are as follows: Balanced Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 4, 1994; Real Estate Securities Fund, Class A, September 29, 1995; Class B, September 29, 1995; Class C, June 30, 1995; Equity Income Fund, Class A, December 18, 1992; Class B, August 15, 1994; Class C, August 2, 1994; Equity Index Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 4, 1994; Stock Fund, Class A, December 22, 1987; Class B, August 15, 1994; Class C, February 4, 1994; Diversified Growth Fund, Class A, December 18, 1992; Class B, August 15, 1994; Class C, August 2, 1994; Special Equity Fund, Class A, December 22, 1987; Class B, August 15, 1994; Class C, February 4, 1994; Regional Equity Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 4, 1994; Emerging Growth Fund, Class A, April 4, 1994; Class B, August 15, 1994; Class C, April 4, 1994; International Fund, Class A, April 7, 1994, Class B, August 15, 1994, Class C, April 4, 1994; Health Sciences Fund, Class A, Class B and Class C, January 31, 1996; Technology Fund, Class A, April 4, 1994; Class B, August 15, 1994; Class C, April 4, 1994; Limited Term Income Fund, Class A, December 14, 1992; Class B, August 15 1994 (closed January 31, 1995); Class C, February 4, 1994; Intermediate Term Income Fund, Class A, December 14, 1992; Class B, not in operation at September 30, 1997; Class C, February 4, 1994; Fixed Income Fund, Class A, December 22, 1987; Class B, August 15, 1994; Class C, February 4, 1994; Intermediate Government Bond Fund, Class A, December 22, 1987; Class B, not in operation at September 30, 1997; Class C, February 4, 1994; Intermediate Tax Free Fund, Class A, December 22, 1987, Class C, February 4, 1994; Colorado Intermediate Tax Free Fund, Class A and Class C, April 4, 1994; Minnesota Insured Intermediate Tax Free Fund, Class A, February 25, 1994, Class C, February 28, 1994.
**   Not in operation for entire period.
*** Performance is presented for the period beginning March 25, 1994, the date U.S. Bank National Association became the Adviser. The per share income and capital changes for these Funds since inception can be found in the financial highlights section of the prospectus and annual report to shareholders. Total return figures from inception of these Funds are available upon request from the Funds' Distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone (800) 637-2548.

(1) Reflects performance commencing on January 1, 1988 of a predecessor common trust fund of the Qualivest Small Companies Value Fund, adjusted for fees and expenses for periods prior to August 1, 1994 (the inception date of the Qualivest Small Companies Value Fund). The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance. On November 21, 1997, Small Cap Value Fund became the successor by merger to the Qualivest Small Companies Value Fund.

(2) Reflects performance commencing on September 25, 1987 of a predecessor common trust fund of Micro Cap Value Fund, adjusted for fees and expenses for periods prior to August 8, 1997 (the inception date of Micro Cap Value
     Fund). The common trust fund was not registered under the 1940 Act and the fund was not subject to certain investment restrictions which may have adversely affected performance.

(3) Reflects performance commencing on July 3, 1995 of the Qualivest International Opportunities Fund. On November 21, 1997 the International Index Fund became the successor by merger to the Qualivest International Opportunities Fund.

(4) Reflects performance commencing on May 31, 1992 of predecessor common trust funds of California Intermediate Tax Free Fund, adjusted for fees and expenses for periods prior to August 8, 1997 (the inception date of California Intermediate Tax Free Fund). The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions which may have adversely affected performance.

(5) Reflects performance commencing on October 31, 1986 of a predecessor common trust fund of Oregon Intermediate Tax Free Fund, adjusted for fees and expenses for periods prior to August 8, 1997 (the inception date of Oregon Intermediate Tax Free Fund). The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

NON-STANDARD DISTRIBUTION RATES

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended September 30, 1997, the historical distribution rates of the Class A, Class B and Class C Shares of the Funds were as follows:

                                                            CLASS A     CLASS B      CLASS C
                                                            -------     -------      -------
Balanced Fund.............................................   2.40%       1.88%        2.73%
Real Estate Securities Fund...............................   4.20%       3.92%        4.55%
Equity Income Fund........................................   2.48%       1.95%        2.81%
Equity Index Fund.........................................   1.14%       0.59%        1.40%
Stock Fund................................................   1.07%       0.62%        1.33%
Diversified Growth Fund...................................   0.53%       0.14%        0.74%
Special Equity Fund.......................................   0.42%       0.07%        0.66%
Regional Equity Fund......................................   0.28%       0.00%        0.55%
Emerging Growth Fund......................................   0.00%       0.00%        0.00%
Small Cap Value Fund(1)...................................   0.00%       0.00%        0.01%
Micro Cap Value Fund......................................   0.00%       0.00%        0.00%
International Index Fund(1)...............................   0.07%       0.00%        0.09%
International Fund........................................   1.07%       0.76%        1.26%
Health Sciences Fund......................................   0.00%       0.00%        0.07%
Technology Fund...........................................   0.00%       0.00%        0.00%
Limited Term Income Fund..................................   5.49%           *        5.60%
Intermediate Term Income Fund.............................   5.34%           *        5.56%
Fixed Income Fund.........................................   5.17%       4.67%        5.63%
Intermediate Government Bond Fund.........................   5.65%           *        5.83%
Intermediate Tax Free Fund................................   4.17%           *        4.31%
California Intermediate Tax Free Fund.....................   0.59%           *        0.61%
Colorado Intermediate Tax Free Fund.......................   4.36%           *        4.50%
Minnesota Insured Intermediate Tax Free Fund..............   4.22%           *        4.36%
Oregon Intermediate Tax Free Fund.........................       *           *        0.66%


----------------------------

*     Not in operation during fiscal year ended September 30, 1997.

(1)   For the four month period from August 1, 1997 to November 30, 1997.

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one or three-month period (as appropriate) ended September 30, 1997 for Funds were as follows:

                                                            CLASS A     CLASS B     CLASS C
                                                            -------     -------     -------
Balanced Fund.............................................   2.07%       1.43%       2.42%
Real Estate Securities Fund...............................   3.89%       3.46%       4.30%
Equity Income Fund........................................   2.88%       2.27%       3.27%
Equity Index Fund.........................................   1.17%       0.49%       1.48%
Stock Fund................................................   0.23%       0.00%       0.49%
Diversified Growth Fund...................................   0.14%       0.00%       0.39%
Special Equity Fund.......................................   0.23%       0.00%       0.49%
Regional Equity Fund......................................   0.00%       0.00%       0.00%
Emerging Growth Fund......................................   0.00%       0.00%       0.00%
Small Cap Value Fund(1)...................................   0.00%       0.00%       0.00%
Micro Cap Value Fund......................................   0.00%       0.00%       0.00%
International Index Fund(1)...............................   0.00%       0.00%       0.00%
International Fund........................................   0.00%       0.00%       0.00%


(1)   For the four month period from August 1, 1997 to November 30, 1998.

                                                            CLASS A       CLASS B     CLASS C
                                                            -------       -------     -------
Health Sciences Fund                                         0.00%           *          0.00%
Technology Fund                                              0.00%           *          0.00%
Limited Term Income Fund                                     5.27%           *          5.37%
Intermediate Term Income Fund                                5.24%           *          5.46%
Fixed Income Fund                                            4.91%         4.34%        5.35%
Intermediate Government Bond Fund                            5.68%           *          5.86%
Intermediate Tax Free Fund                                   4.28%           *          4.43%
California Intermediate Tax Free Fund                        4.12%           *          4.25%
Colorado Intermediate Tax Free Fund                          4.28%           *          4.41%
Minnesota Insured Intermediate Tax Free Fund                 4.23%           *          4.38%
Oregon Intermediate Tax Free Fund                              *             *          4.45%


-----------------------
*     Not in operation during fiscal year ended September 30, 1997.

(1)   For the period ended November 30, 1997.

         TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for the Tax Free Funds is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal or combined federal/state income tax rates set forth above under "-- SEC Standardized Performance Figures -- Tax Equivalent Yield for Tax Free Funds," the annualized current distribution rates for the month ended September 30, 1997, for each class of the Tax Free Funds were as follows:

                                                         CLASS A       CLASS C
                                                         -------       -------

Intermediate Tax Free Fund.............................   7.09%         7.33%
California Intermediate Fax Free Fund..................   8.06%         8.32%
Colorado Intermediate Tax Free Fund....................   7.46%         7.68%
Minnesota Insured Intermediate Tax Free Fund...........   7.65%         7.92%
Oregon Intermediate Tax Free Fund......................     *           8.66%

*  Not in operation during fiscal year ended September 30, 1997.

CERTAIN PERFORMANCE COMPARISONS

         The Funds may compare their performance to that of certain published or otherwise widely disseminated indices or averages compiled by third parties. The Funds, and the indices and averages to which they may compare their performance, are as follows, among others:

         BALANCED FUND may compare its performance to the S&P 500, which is described above. Balanced Fund also may compare its performance to the LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, which is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated SEC-registered corporate debt. Balanced Fund also may compare its performance to the LIPPER BALANCED FUNDS AVERAGE, which is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Balanced Fund also may compare its performance to a composite constructed from the S&P 500 and the Lehman Government/Corporate (Total) Index.

     REAL ESTATE SECURITIES FUND may compare its performance to the MORGAN STANLEY REIT INDEX, which is a capitalization weighted index with dividends reinvested in the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance based on the last closing price of the month for all tax-qualified Equity REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Real Estate Securities Fund also may compare its performance to the LIPPER REAL ESTATE FUNDS AVERAGE, which is an average of real estate-oriented funds.

         EQUITY INCOME FUND may compare its performance to the S&P 500 and the LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, each of which is described above, and to a composite constructed from these two indices. Equity Income Fund also may compare its performance to the LIPPER EQUITY INCOME FUNDS AVERAGE, which is an average of funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

         EQUITY INDEX FUND may compare its performance to the S&P 500, which is described above, and to the LIPPER S&P 500 INDEX FUNDS AVERAGE.

         STOCK FUND may compare its performance to the STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS ("S&P 500"), which is a composite index of common stocks in industrial, transportation, and financial and public utility companies. The S&P 500 index assumes reinvestment of all dividends paid by stocks listed in its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures. Stock Fund also may compare its performance to the LIPPER GROWTH & INCOME FUNDS AVERAGE, which is an average of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

         DIVERSIFIED GROWTH FUND may compare its performance to the S&P 500 and the LIPPER GROWTH & INCOME FUNDS AVERAGE, each of which is described above.

         SPECIAL EQUITY FUND may compare its performance to the S&P 400 MIDCAP AVERAGE, which is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million, and the LIPPER MID-CAP FUNDS AVERAGE, which is an average of funds which limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. Special Equity Fund may also compare its performance to the RUSSELL MID-CAP INDEX, which is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 1000 Index. The Russell 1000 Index represents approximately 90% of the total market capitalization of the Russell 3000 Index.

         REGIONAL EQUITY FUND may compare its performance to the RUSSELL 2000 INDEX and the LIPPER SMALL CAP FUNDS AVERAGE, each of which is described below.

         EMERGING GROWTH FUND may compare its performance to the RUSSELL 2000 INDEX, which is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Emerging Growth Fund also may compare its performance to the LIPPER SMALL COMPANY GROWTH FUNDS AVERAGE, which is an average of funds which limit their investments to smaller capitalization companies.

         SMALL CAP VALUE FUND may compare its performance to the RUSSELL 2000 INDEX, which is described above. Small Cap Value Fund may also compare its performance to the LIPPER SMALL CAP FUNDS AVERAGE which is an average of funds which invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

         MICRO CAP VALUE FUND may compare its performance to the RUSSELL 2000 INDEX, which is described above. Micro Cap Value Fund may also compare its performance to the LIPPER MICRO CAP FUNDS AVERAGE, which is an average of funds which invest primarily in companies with market capitalizations of less than $300 million at the time of purchase.

         INTERNATIONAL INDEX FUND may compare its performance to the MORGAN STANLEY EUROPE, AUSTRALIA, FAR EAST COMPOSITE INDEX (the "EAFE Index") which is an aggregate of 15 individual country indices that collectively represent many of the major markets in the world, excluding the United States and Canada. International Index Fund also may compare its performance to the LIPPER INTERNATIONAL FUNDS

AVERAGE, which is an average of funds which primarily invest in equity securities whose primary trading markets are outside the United States.

         INTERNATIONAL FUND may compare its performance to that of the EAFE Index, which is described above. International Fund also may compare its performance to the LIPPER INTERNATIONAL FUNDS AVERAGE, which is described above.

         HEALTH SCIENCES FUND may compare its performance to that of the LIPPER HEALTH/BIOTECHNOLOGY FUNDS AVERAGE, which is an average of funds which invest at least 65% of their equity portfolio in shares of companies engaged in health care, medicine and biotechnology. Health Sciences Fund may also compare its performance to the Russell 2000 Index, which is described above.

         TECHNOLOGY FUND may compare its performance to the LIPPER TECHNOLOGY FUNDS AVERAGE, which is an average of funds which invest in technology-related equities, the RUSSELL 2000 INDEX, which is described above, and the PSE TECHNOLOGY 100 INDEX, which is a broad-based, price-weighted index measuring the combined performance of 100 listed and over-the-counter stocks in 15 different industries.

         LIMITED TERM INCOME FUND may compare its performance to the MERRILL LYNCH ONE-YEAR TREASURY INDEX, which is an unmanaged index of a one-year constant maturity Treasury bills. Limited Term Income Fund also may compare its performance to the LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE, which is an average of funds which invest at least 65% of assets in investment grade debt issues with dollar-weighted average maturities of five years or less.

         INTERMEDIATE TERM INCOME FUND may compare its performance to the LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX, which is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated SEC-registered corporate debt, in each case with maturities of up to ten years. Intermediate Term Income Fund also may compare its performance to the LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE, which is an average of funds which invest at least 65% of assets in investment grade debt with dollar-weighted average maturities of one to five years.

         FIXED INCOME FUND may compare its performance to the LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, which is described above. Fixed Income Fund also may compare its performance to the LIPPER CORPORATE DEBT FUNDS A-RATED AVERAGE, which is an average of funds which invest 65% or more of assets in corporate debt issues rated "A" or better or government issues.

         INTERMEDIATE GOVERNMENT BOND FUND may compare its performance to the LEHMAN INTERMEDIATE GOVERNMENT INDEX, which is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government, in each case with maturities of up to ten years. Intermediate Government Bond Fund also may compare its performance to the LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS AVERAGE, which is an average of funds which invest at least 65% of assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of one to five years.

         INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX, which is an unmanaged index comprised of state and local general obligation issues with maturities between 6 and 8 years which were issued as part of a transaction of at least $50 million and which have a minimum credit rating of at least Baa. Intermediate Tax Free Fund also may compare its performance to the LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is an average of funds which invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

         CALIFORNIA INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX, which is described above, and the LIPPER CA INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is an average of funds that invest in municipal debt issues which are exempt from taxation in California with dollar-weighted average maturities of five to ten years.

         COLORADO INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX and the LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, each of which is described above, and the LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which invests in debt issues with dollar-weighted average maturities of five to ten years and which are exempt from taxation on a specified city or state basis.

         MINNESOTA INSURED INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX and the LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, each of which is described above, and the LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is described above.

         OREGON INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX and LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, each of which is described above, and the LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is described above.

         Each of the Funds also may compare its performance to the CONSUMER PRICE INDEX, which is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                    TAXATION

         The tax status of the Funds and the distributions that the Funds will make to shareholders are summarized in the Prospectuses in the sections entitled "Federal Income Taxes" (or, in the Prospectuses for the Tax Free Funds, "Income Taxes"). Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, and certain other types of payments related to its investment in stock or securities; (2) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exemp income; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund is subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. For this purpose, any amount on which the Fund is subject to corporate-level income tax is considered to have been distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

         If one of the Tax-Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Investing in the Funds -- Exchange Privilege" in the Prospectuses for Class A and Class B Shares, and "Purchases and Redemptions of Shares -- Exchange Privilege" in the Prospectuses for Class C Shares), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Retail Class Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December, made payable to shareholders of record in such a month and actually paid in January of the following year are treated as paid and are thereby taxable to shareholders as of December 31.

         If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

         Under Code Section 1256, except for the transactions the Fund has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options, and (in the case of International
Fund) forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts or options is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

         Sales of forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

         As stated above, the Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

         Any realized gain or loss on closing out a futures contract, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. International Fund will attempt to monitor
Section 988 transactions to avoid an adverse tax impact.

         Each Fund will distribute to shareholders annually any net long-term capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures contract, option, or forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is `'effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

         With respect to the Minnesota Insured Intermediate Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states i so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Insured Intermediate Tax Free Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Fund would become taxable under this Minnesota statutory provisions.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest.

         SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1: Superior capacity for repayment.

         PRIME-2: Strong capacity for repayment .

         PRIME-3: Acceptable capacity for repayment .

None of the Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

         The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

         The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

         Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

         Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.

                              FINANCIAL STATEMENTS

         The financial statements of FAIF included in its annual reports to shareholders dated September 30, 1997 and dated November 30, 1997 are incorporated herein by reference. Such annual reports to shareholders accompany this Statement of Additional Information. In addition, the unaudited financial statements for Micro Cap Value Fund, California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund for the period commencing August 8, 1997 and ending December 31, 1997 are attached to this Statement of Additional Information.

STATEMENTS OF OPERATIONS (000)                                       (Unaudited)

For the period ended December 31, 1997


                                                     California    Oregon
                                                   Intermediate  Intermediate  Micro Cap
                                                       Tax Free    Tax Free     Value
                                                       Fund (1)    Fund (1)    Fund (1)
                                                       --------    --------    --------
INVESTMENT INCOME:
Interest                                               $    653    $  3,745    $    322
Dividends                                                    --                     653
                                                       --------    --------    --------
Total investment income                                     653       3,745         975
                                                       --------    --------    --------
EXPENSES:

Investment advisory fees                                     91         500         646
Waiver of investment advisory fees                          (41)       (178)        (60)
Administrator fees                                           15          80         103
Transfer agent fees                                           7           6          15
Amortization of organizational costs                          1           1          --
Custodian fees                                                4          22          28
Directors' fees                                              --           1           1
Registration fees                                            10          60          67
Professional fees                                             1           3           4
Printing                                                      1           3           8
Distribution Fees-Retail Class A                             --          --          --
Distribution Fees- Retail Class B                            --          --          --
Other                                                        --           2           3
                                                       --------    --------    --------
TOTAL EXPENSES AFTER WAIVERS AND REIMBURSEMENTS              89         500         815
                                                       --------    --------    --------
Investment income- net                                      564       3,245         160
                                                       --------    --------    --------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS- NET:

Net realized gain on investments                             35         273      27,163
Net change in unrealized appreciation (depreciation)        306        1757     (26,997)
  of investments
                                                       --------    --------    --------
NET GAIN ON INVESTMENTS                                     341       2,030         166
                                                       --------    --------    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                            $    905    $  5,275    $    326
                                                       ========    ========    ========


(1) Commenced operations on August 8, 1997.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)                            (Unaudited)


                                                                        California     Oregon
                                                                       Intermediate  Intermediate  Micro Cap
                                                                         Tax Free     Tax Free       Value
                                                                           Fund         Fund         Fund
                                                                       ------------  -----------  -----------
                                                                         8/8/97 to     8/8/97 to   8/8/97 to
                                                                       12/31/97 (1)  12/31/97 (1) 12/31/97 (1)
                                                                         ---------    ---------    ---------
OPERATIONS:
Investment income - net                                                  $     564    $   3,245    $     160
Net realized gain on investments                                                35          273       27,163
Net change in unrealized depreciation of investments                           306        1,757      (26,997)
                                                                         ---------    ---------    ---------
Net Decrease in net assets resulting from operations                           905        5,275          326
                                                                         ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income - net:
                       Institutional Class                                    (564)      (3,227)        (158)
                       Retail Class A                                           --           --           --
                       Retail Class B                                           --           --           --
Net realized gain on investments:
                       Institutional Class                                      (6)        (274)     (12,784)
                       Retail Class A                                           --           --          (15)
                       Retail Class B                                           --           --           (7)
                                                                         ---------    ---------    ---------
Total Distributions                                                           (570)      (3,501)     (12,964)
                                                                         ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS(1):
 Institutional Class:
                       Proceeds from sales                                   4,121        8,893        9,324
                       Shares issued in connection with acquisition of      32,213      180,293      239,118
                       Limited Volatility Stock Fund
                       Reinvestment of distributions                            13          239        6,013
                       Payments for redemptions                             (2,643)      (8,890)     (41,624)
                                                                         ---------    ---------    ---------
Increase in net assets from Institutional Class transactions                33,704      180,535      212,831
                                                                         ---------    ---------    ---------
Retail Class A:
                       Proceeds from sales                                       1           --        3,519
                       Reinvestment of distributions                                         --            9
                       Payments for redemptions                                              --       (3,232)
                                                                         ---------    ---------    ---------
Increase in net assets from Retail Class A transactions                          1           --          296
                                                                         ---------    ---------    ---------
Retail Class B:
  Proceeds from sales                                                                        --          133
  Reinvestment of distributions                                                              --            7
  Payments for redemptions                                                                   --           --
                                                                         ---------    ---------    ---------
Increase in net assets from Retail Class B transactions                                      --          140
                                                                         ---------    ---------    ---------
Increase in net assets from capital share transactions                      33,705      180,535      213,267
                                                                         ---------    ---------    ---------
Total increase in net assets                                                34,040      182,309      200,629
                                                                         ---------    ---------    ---------

NET ASSETS AT BEGINNING OF PERIOD                                               --           --           --
                                                                         ---------    ---------    ---------
NET ASSETS AT END OF PERIOD (2)                                          $  34,040    $ 182,309    $ 200,629
                                                                         ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Institutional Class:
                       Procedes from Sales                                     411          884          898
                       Shares issued in connection with acquisition of       3,221       18,030       23,912
                       Limited Volatility Stock
                       Reinvestment of distributions                             1           24          656
                       Payments for Redemptions                               (264)        (885)      (4,102)
                                                                         ---------    ---------    ---------
Total Institutional Class transactions                                       3,369       18,053       21,364
                                                                         ---------    ---------    ---------
Retail Class A:
                       Procedes from Sales                                                               351
                       Shares issued in lieu of cash distributions                                         1
                       Shares redeemed                                                                  (323)
                                                                         ---------    ---------    ---------
Total Retail Class A transactions                                                                         29
                                                                         ---------    ---------    ---------
Retail Class B:
                       Procedes from Sales                                                                14
                       Shares issued in lieu of cash distributions                                        --
                       Shares redeemed                                                                    --
                                                                         ---------    ---------    ---------
Total Retail Class B transactions                                                                         14
                                                                         ---------    ---------    ---------
Net Increase from share transactions                                         3,369       18,053       21,407
                                                                         ---------    ---------    ---------


(2) Includes undistributed net investment income (000) of $0 for California Intermediate Tax Free Fund, $19 for Oregon Intermediate Tax Free Fund, and $2 for Micro Cap Value Fund at December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Financial Highlights                                                 (Unaudited)
For the period ended December 31, 1997
For a share outstanding throughout the period


                                                                            REALIZED AND    DIVIDENDS    DISTRIBUTION
                                               NET ASSET         NET         UNREALIZED      FROM NET       FROM        NET ASSET
                                            VALUE BEGINNING   INVESTMENT       GAINS        INVESTMENT   CAPITAL GAIN   VALUE END
                                               OF PERIOD        INCOME     ON INVESTMENTS     INCOME                    OF PERIOD
California Intermediate Tax Free Fund (1)
                       Institutional           $ 10.00         $ 0.17        $  0.10         $ (0.17)     $   -           $ 10.10
                       Retail A                $ 10.00         $ 0.17        $  0.11         $ (0.17)     $   -           $ 10.11
Oregon Intermediate Tax Free Fund (1)
                       Institutional           $ 10.00         $ 0.18        $  0.12         $ (0.18)     $ (0.02)        $ 10.10
Micro Cap Value Fund (1)
                       Institutional           $ 10.00         $ 0.01        $ (0.04)        $ (0.01)     $ (0.59)        $  9.37
                       Retail A                $ 10.00         $  -          $ (0.01)        $  0.00      $ (0.59)        $  9.40
                       Retail  B               $ 10.00         $  -          $ (0.06)        $   -        $ (0.59)        $  9.35


                              WIDE TABLE CONTINUED


                                                                            RATIO OF NET      RATIO OF
                                                                  RATIO OF   INVESTMENT      EXPENSES TO                    AVERAGE
                                                    NET ASSETS  EXPENSES TO   INCOME TO        AVERAGE                    COMMISSION
                                           TOTAL      END OF       AVERAGE     AVERAGE        NET ASSETS       PORTFOLIO      (B)
                                           RETURN  PERIOD (000)  NET ASSETS   NET ASSETS  (EXCLUDING WAIVERS)  TURNOVER
California Intermediate Tax Free Fund (1)
                       Institutional       2.76%+   $  34,039      0.70%        4.37%           1.01%              11%        -
                       Retail A            2.86%+   $      1       0.70%        4.40%           1.26%              11%        -
Oregon Intermediate Tax Free Fund (1)
                       Institutional       2.97%+   $ 182,309      0.70%        4.56%           0.95%               8%        -
Micro Cap Value Fund (1)
                       Institutional       0.19%+   $ 200,228      0.88%        0.17%           0.97%               2%     $0.0622
                       Retail A            0.08%+   $     274      1.13%        0.06%           1.14%               2%     $0.0622
                       Retail  B           0.46%+   $     127      1.88%       -0.63%           1.91%               2%     $0.0622


+ Returns are for the period indicated and have not been annualized.

(1) Commenced operations on August 8, 1997. All ratios for the period have been annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

First American Investment Funds, Inc.
Notes to Financial Statements
December 31, 1997                                                    (Unaudited)

1. Organization:

California Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund and Micro Cap Value Fund are funds offered by the First American Investment Funds, Inc. (FAIF). FAIF (collectively the "Funds") is a corporation organized under the Investment Company Act of 1940, as amended, as open end, management investment companies. FAIF's articles of incorporation permit the Board of Directors to create additional funds and classes in the future.

FAIF offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to class A shares after eight years. Class C shares have no sales charge and are offered only to qualified investors.

Each Fund's prospectus provides a description of each Fund's investment objectives, policies, and strategies. All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except the level of distribution fees charged may differ among classes.

2. Summary of Significant Accounting Policies:

The significant accounting policies followed by the Fund are as follows:

SECURITY VALUATION - Security valuation for FAIF investments are furnished by an independent pricing service that has been approved by the Board of Directors. Investment securities of the Fund which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at amortized cost.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Fund records security transactions on the trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - The California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund declare and pay income dividends monthly. Micro Cap Value Fund declares and pays income dividends quarterly, if any. The Funds pay realized long term capital gain distributions, if any, at least once a year.

FEDERAL TAXES - It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of October 31st.

EXPENSES: Expenses that are directly related to one of the Funds are charged directly to that fund. Other operating expenses of the fund are prorated to the Funds on the basis of relative net assets. Class specific distribution fees are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to the respective class on the basis of the relative net assets each day.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS: The preparation of financial statements , in conformity with generally accepted accounting principals, requires management to make estimates and assumptions that affect the reported amount of contingent assets and liabilities at the date the financial statements and the reported results of operation during the reporting period. Actual results could differ from those estimates.

3. Fees and Expenses:

Pursuant to an investment advisory agreement (the Agreement), U.S. Bank National Association (the Adviser) manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Adviser a monthly fee based upon average daily net assets. The fee for each of the Funds is equal to an annual rate of 0.70% of the average daily net assets.

Micro Cap Value Fund may invest in FAF funds, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Adviser reimburses to each FAIF fund an amount equal to the investment advisory fee earned by FAF related to such investments.

Through a separate contractual agreement, First Trust National Association, an affiliate of the Adviser, serves as the Fund's custodian.

SEI Investments Distribution Co. (SIDCO) and SEI Investments Management Corporation (SIMC) serve as distributor and administrator of the Funds, respectively. Under the distribution plan, each Funds pay SIDCO a distribution fee of .25% of its average daily net assets of the Retail Class A shares, and 1.00% of the Retail Class B shares. No distribution fees are paid by the Institutional Class C shares. SIMC provides administrative services, including certain accounting, legal and shareholder services, at an annual rate of .12% of each Fund's average daily net assets. To the extent that the aggregate net assets of all First American Funds exceed $8 billion, the annual rate is reduced to .105%.

In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

For the period ended December 31, 1997, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.

DST Systems, Inc. provides transfer agent services for the Funds.

A Contingent Deferred Sales Charge (CDSC) is imposed on redemptions made in the Retail Class B. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                           CONTINGENT DEFERRED SALES CHARGE
                                                AS A PERCENTAGE OF DOLLAR
         YEAR SINCE PURCHASE                     AMOUNT SUBJECT TO CHARGE

         First                                            5.00%
         Second                                           5.00%
         Third                                            4.00%
         Fourth                                           3.00%
         Fifth                                            2.00%
         Sixth                                            1.00%
         Seventh                                          0.00%
         Eighth                                           0.00%

4. Investment Security Transactions

During the period ended December 31,1997, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities were as follows (000):

                                                    Other Investment
                                                       Securities
                                               Purchases         Sales
California Intermediate Tax Free Fund            $5,611        $ 3,405
Oregon Intermediate Tax Free Fund                14,138         17,621
Micro Cap Value Fund                              3,357            153

At December 31, 1997 the total cost of securities for Federal income tax purposes, was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 1997 is as follows (000):

                                      Aggregate        Aggregate
                                       Gross             Gross
                                    Appreciation      Depreciation      Net
California Intermediate
   Tax Free Fund                       $1,432          $  -           $ 1,432
Oregon Tax Intermediate
    Free Fund                           7,173              (27)         7,146
Micro Cap Value Fund                   68,731          (18,084)        50,646


5. Deferred Organizational Costs

 Organizational costs have been capitalized by the Funds and are being amortized over 60 months commencing with operations on a straight-line basis.

6. Concentration of Credit Risk

The California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers. Although these funds monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

The California Intermediate Tax free Fund and Oregon Intermediate Tax Free Fund invest in securities which include revenue bonds, tax and revenue anticipation notes, and general obligations. At December 31, 1997, the percentage of portfolio investments by each revenue source was as follows:

                              California Intermediate    Oregon Intermediate
                                   Tax Free Fund             Tax Free Fund

Revenue Bonds:
         Education                     3%                         2%
         Health Care                   3                          3
         Pollution Control             2                          2
         Public Facility               23                         4
         Transportation                6                          4
         Utility                       22                         17
         Other                         3                          6
General Obligations                    36                         62
Anticipation Notes                     2                          0
                                       100%                       100%

The rating of long-term debt as a percentage of total value of investments at December 31, 1997 is as follows:

                                 California Intermediate    Oregon Intermediate
                                      Tax Free Fund            Tax Free Fund
Standard and Poor's/
Moody's Ratings:

         AAA/Aaa                          64.9%                      45.9%
         AA/Aa                            24.6                       38.0
         A/A                              10.5                       14.8
         BBB/Baa                            --                        --
         NR                                 --                       1.3
                                          ----                       ---
                                          100.0%                     100.0%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their highest rating.

7. Common Trust Fund Conversion

On August 8, 1997 a common trust fund conversion took place. Certain Common Trust Funds of US Bancorp and its affiliates were converted into FAIF. The Funds involved in the conversion are as follows:

    COMMON TRUST FUND                           ACQUIRING FUND
    US Bancorp California Municipal Bond        California Intermediate Tax Free
    First Tier California Bond                  California Intermediate Tax Free
    US Bancorp Oregon Municipal                 Oregon Intermediate Tax Free
    US Bancorp Small Companies Value            Micro Cap Value

The assets which consisted of securities , and related receivable were converted on a tax-free basis. The number of shares issued for each fund and the net assets of each fund (including net unrealized gain/loss) immediately before the conversion were as follows:
                                                      UNREALIZED
COMMON TRUST FUND                     ASSETS          GAIN/(LOSS)
US Bancorp California Municipal       $10,891,465     $387,008
Bond
First Tier California Bond            $21,321,364     $738,717
US Bancorp Oregon Municipal           $180,293,091    5,329,729
US Bancorp Small Companies            239,117,775    77,642,865
Value

MUTUAL FUNDS                                NET ASSETS       SHARES ISSUED
California Intermediate Tax Free Fund       $       --       3,221,283
Oregon Intermediate Tax Free Fund           $       --       18,029,309
Micro Cap Value Fund                        $       --       23,911,778


The value and number of shares issued in exchange for each Common Trust Fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Institutional Class in the Statement of Changes in Net Assets for each respective fund.


                          California Intermediate Tax Free
                         Schedule of Portfolio Investments                                                                    Market
                           December 31, 1997 (Unaudited)                                                           Par (000)   Value
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds--97.1%

California--95.4%
Alisal, School Distict, Series C (GO) (FGIC)                                                                             860     528
08/01/2008
Anaheim Electric (RB)                                                                                                    500     515
4.8%, 10/01/2002
Bakersfield, Convention Center Project (COP) (MBIA)                                                                      250     265
5.5%, 04/01/2010
Burbank, Public Service Department (RB) (AMBAC)                                                                          200     213
6.10%, 06/01/2001
California Educational Facilities Authority, Occidental College, Callable 10/01/07 @ 102 (RB) (MBIA)                     500     524
5.30%, 10/01/2010
California Educational Facilities Authority, Pooled College & University Projects, Series A (RB)                         500     512
4.85%, 12/01/2001
California Health Facilities Authority, John C. Fremont Hospital District (RB) (CMI)                                     400     425
6.0%, 06/01/2004
California Health Facilities Finance Authority (RB) (FSA)                                                                500     540
5.50%, 08/15/2006
California Housing Finance Agency, Callable 08/01/04 @ 102 (RB)                                                          150     161
6.55%, 02/01/2005
California Housing Finance Agency, Home Mortgages, Series A (RB) (MBIA)                                                  195     203
5.00%, 08/01/2003
California Housing Finance Agency, Series E (RB) (MBIA)                                                                  150     159
5.85%, 08/01/2004
California Industry, Callable 07/01/02 @ 100.25 (GO) (FGIC)                                                              100     107
5.80%, 07/01/2004
California Inland Empire Solid Waste Finance Authority, Landfill Improvements Project, Series B (RB) (AMT) (MLO) (FSA)   500     535
5.75%, 02/01/2004
California Resource Efficiency Finance Authority, First Resource Efficiency Project (RB) (AMBAC)                         500     522
5.20%, 07/01/2002
California State (GO) (AMBAC)                                                                                            300     329
6.30%, 11/01/2002
California State Department of Water, Center Valley Project, Callable 12/01/05 @ 101 (RB)                                500     501
5.00%, 12/01/2002
California State Department of Water, Series P, Callable 06/01/06 @ 101 (RB)                                             750     801
5.30%, 12/01/2007
California State Public Works (RB)                                                                                       100     106
5.90%, 10/01/2001
California State Public Works (RB)                                                                                       150     156
5.00%, 06/01/2003
California State Public Works, Department of Corrections, Series A (RB) (AMBAC)                                          500     511
4.70%, 12/01/2000
California State Public Works, Department of Corrections, Series A (RB) (AMBAC)                                          545     606



6.00%, 01/01/2006
California State Public Works, Various University Projects, Series A (RB) (AMBAC)                                        250     260
5.40%, 12/1/2000
California State, Housing and Homeless (GO) (AMT)                                                                        300     316
5.75%, 10/01/2001
California Statewide Communities Development Authority, Health Facilities, Series A, Callable 08/01/03 @ 102 (COP) (CMI) 200     208
5.20%, 08/01/2004
California University, Various Capital Projects, Series B, Callable 09/01/01 @ 102 (COP) (MLO) (MBIA) (A)                300     315
5.35%, 09/01/2002
Contra Costa Water District, Series G (RB) (MBIA)                                                                        500     530
5.40%, 10/01/2003
Escondido Civic Center Project, Callable 09/01/01 @ 102 (RB) (AMBAC)                                                     100     109
5.80%, 09/01/2004
Fontana, School District (GO) (MBIA)                                                                                     500     537
5.55%, 07/01/2004
Huntington Park, Public Financing Authority, Parking Project, LOC: Union Bank of California (RB)                         500     500
4.25%, 09/01/2019
Inglewood, Public Financing Authority (RB) (AMBAC)                                                                       100     106
5.90%, 05/01/2001
LA Canada, Unified School District (GO) (FGIC)                                                                           400     419
5.10%, 08/01/2003
Los Angeles County, Public Works Finance Authority, Callable 03/01/03 @ 102 (RB)                                         400     409
4.80%, 03/01/2004
Los Angeles County, Public Works Finance Authority, Regional Park & Open Space District, Series A (RB)                   500     527
5.50%, 10/01/2002
Los Angeles County, Public Works Finance Authority, Regional Park & Open Space District, Series A (RB)                   500     534
5.625%, 10/01/2003
Los Angeles County, Transportation Commission, Series B (RB) (FGIC)                                                      250     268
5.875%, 07/01/2002
Los Angeles County, Transportation Commission, Series B (RB) (FGIC)                                                      250     275
6.00%, 07/01/2004
Los Angeles, Department of Water & Power, Callable 04/15/02 @ 102 (RB)                                                   250     272
6.10%, 04/15/2003
Los Angeles, Earthquake Rehabilitation, Series C, Callable 01/01/00 @ 100 (RB) (AMT) (FNMA)                            1,000   1,012
4.85%, 07/01/2002
Los Angeles, Harbor Department, Series B (RB) (AMT)                                                                      500     523
6.00%, 08/01/2000
Los Angeles, Sanitation Equipment, Series A (RB) (FSA)                                                                   500     559
6.00%, 02/01/2007
Los Angeles, School District, Callable 07/01/08 @ 102 (GO) (FGIC)                                                        300     308
4.90%, 07/01/2009
Los Angeles, Series A, Callable 09/01/04 @ 102 (GO) (MBIA)                                                               250     276
5.80%, 09/01/2007
Martinez County, School District, Callable 08/01/00 @ 102 (GO)                                                           150     158
5.75%, 08/01/2005
Modesto, Water Utility Systems, Refining Project (COP) (FGIC)                                                            740     768
5.00%, 10/01/2005
Montebello, Community Redevelopment Agency (RB) (FSA)                                                                    270     273



4.75%, 09/01/2007
Mt. Diablo, Unified School District, Community Facilities District, Callable 08/01/02 @ 102 (GO) (AMBAC)                 100     108
5.80%, 08/01/2003
Northern California Ore Transmission Project (RB) (MBIA)                                                                 100     107
6.00%, 05/01/2002
Oakland-Alameda County, Coliseum Authority, Series A, LOC: Canadian Imperial Bank (RB)                                   170     171
4.40%, 02/01/2000
Oceanside, Water Systems (COP) (AMBAC)                                                                                   500     520
5.10%, 08/01/2002
Orange County, Waste Management Revenue (RB) (AMT) (AMBAC)                                                               500     501
4.70%, 12/01/2005
Orange County, Junvenile Justice Center Facility (RB) (AMBAC)                                                            100     105
5.75%, 06/01/2001
Orange County, Transportation Authority,  Callable 02/15/02 @ 102 (RB)                                                   900     959
5.70%, 02/15/2003
Oxnard, School District (GO) (MBIA)                                                                                      600     626
5.00%, 08/01/2005
Paradise, Unified School District, Measure M Project, Series A, Callable 09/01/05 @ 102 (COP) (AMBAC)                    300     320
5.25%, 09/01/2007
Pomona, Unified School District, Series A (GO) (MBIA)                                                                    250     270
5.45%, 02/01/2006
Pomona, Unified School District, Series A (GO) (MBIA)                                                                    250     272
5.50%, 08/01/2006
Rancho Mirage Joint Powers Finance Authority, Eisenhower Medical Center, Series A, Callable 07/01/07 @ 102 (COP) (MBIA)  500     521
5.125%, 07/01/2008
Rancho, Water District Finance Authority, Mandatory Put @ 100, LOC: Toronto Dominion Bank (RB) (B)                       250     254
4.70%, 09/15/2001
Redding, Joint Powers Finance Authority, Waste Water Project, Callable 12/01/02 @ 102 (RB) (FGIC)                        100     107
5.60%, 12/01/2003
Redondo Beach, Redevelopment Agency, Residential Mortgages, FNMA Mortgage Backed Securities Project, Series A (RB) (FNMA)130     132
5.15%, 06/01/2003
Rio Linda, School District, Callable 08/01/08 @ 100 (GO) (FSA)                                                           500     516
5.00%, 08/01/2009
Roseville, High School District, Callable 08/01/00 @ 102 (GO)                                                            100     106
5.75%, 08/01/2002
Sacramento County, Multifamily Housing, Parcwood Apartments, Mandatory Put @ 100 (RB) (CGLI) (B)                       1,000   1,021
4.80%, 09/01/2002
Sacramento, Housing Authority, Fairways I Apartments (RB) (FNMA)                                                          90      91
5.875%, 02/01/2008
San Diego County, Water Authority Revenue, Series A (COP) (FGIC)                                                         500     518
5.20%, 05/01/2001
San Diego County, Water Authority Revenue, Series A (COP)                                                                500     529
5.25%, 05/01/2006
San Francisco, City & County Airport Commission, Second Series (RB) (AMT) (FGIC)                                         500     527
5.40%, 05/01/2006
San Francisco, City & County Library Facilities Project, Series D, Callable 06/15/00 @ 102 (GO)                          250     263
5.70%, 06/15/2001
San Francisco, City & County Library Facilities Project, Series D, Callable 06/15/00 @ 102 (GO)                          250     265



5.80%, 06/15/2002
San Francisco, City & County Public Improvements, Series B, Callable 12/15/00 @ 100 (GO)                                 200     215
6.70%, 12/15/2007
San Francisco, Fire Department Facility Project, Series C (RB) (FGIC)                                                    300     341
7.00%, 06/15/2003
San Francisco, Public Safety Project, Series C, Callable 06/15/00 @ 102 (GO)                                             100     106
6.00%, 06/15/2003
San Joaquin Hills, Transportation Cooridor Agency (RB) (MBIA)                                                            705     517
01/15/2005
San Jose, Finance Authority, Convention Center Project, Series C (RB)                                                    250     263
5.75%, 09/01/2001
Santa Ana, Community Redevelopment Agency, Series A (GO)                                                                 860     923
6.50%, 12/15/2014
Santa Rosa, Wastewater, Series B (RB) (FGIC)                                                                             250     259
5.40%, 09/01/2000
South County, Regional Waste Water Authority (RB) (AMBAC)                                                                100     106
5.60%, 08/01/2002
Southern California Metropolitan Waterworks, Series B (RB) (MBIA)                                                        500     504
4.875%, 07/01/2010
Southern California Metropolitan Waterworks, Series B (RB) (MBIA)                                                        500     499
5.00%, 07/01/2014
Stockton-East Water District, Callable 04/01/00 @ 102 (COP) (AMBAC)                                                      100     102
5.55%, 04/01/2001
Sulphur Springs, Unified School District, Series B (GO)                                                                  500     522
5.40%, 03/01/2002
Tulare County, Financing Project, Series A (COP) (MBIA)                                                                  100     107
5.60%, 11/15/2002
Turlock, Irrigation District, Series A, Callable 07/01/02 @ 102 (RB) (MBIA)                                              100     109
6.00%, 01/01/2004
Walnut Valley School District, Series A (GO) (MBIA)                                                                      250     295
6.80%, 02/01/2007
Walnut Valley School District, Series A (GO) (MBIA)                                                                      250     298
6.85%, 08/01/2007
West Covina, Civic Center Project (COP) (FSA)                                                                            250     266
5.25%, 09/01/2007
West Covina, Redevelopment Agency, Community Facilities District, Fashion Plaza (RB)                                     300     313
5.125%, 09/01/2005
William S. Hart Joint School Financing Authority, Callable 09/01/05 @ 102 (RB) (FSA)                                     200     226
6.10%, 09/01/2006
                                                                                                                              ------
Total California                                                                                                              32,461
                                                                                                                              ------
Puerto Rico--1.7%
Commonwealth of Puerto Rico (GO) (MBIA)                                                                                  500     578
                                                                                                                              ------
Total Puerto Rico                                                                                                                578
                                                                                                                              ------
Total Municipal Bonds (Cost $31,607)                                                                                          33,039



                                                                                                                              ------
Money Market Fund--2.8%
Provident California Tax Free Money Market                                                                               955     955
                                                                                                                              ------
Total Money Market Fund (Cost $955)                                                                                              955
                                                                                                                              ------
Total Investments--99.9% (Cost $32,562)                                                                                       33,994
                                                                                                                              ------
Other Assets and Liabilities, Net--0.1%                                                                                           46
                                                                                                                              ------
Net Assets:
Portfolio shares - Institutional class ($.0001 par value - 2 billion authorized) based on 3,369,406 outstanding shares        32,578
Portfolio shares - Retail class ($.0001 par value - 2 billion authorized) based on 106 outstanding shares                          1
Accumulated net realized gain on investments                                                                                      29
Net unrealized appreciation of investments                                                                                     1,432
                                                                                                                              ------
Total Net Assets--100.0%                                                                                                      34,040

Net asset value, offering price, and redemption price per share- Institutional class                                           10.10

Net asset value, offering price, and redemption price per share- Retail class A                                                10.11

Maximum sales charge 3.0% (1)                                                                                                   0.31

Offering price per share- Retail class A                                                                                       10.42


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) Security sold within the terms of a private placement memorandum. This security has been determined to be illiquid under the guidelines established by the Board of Directors

(B) Mandatory Put Security-the mandatory put date is shown as the maturity date on the Statement of Net Assets.

AMBAC-American Municipal Bond Assurance Company
AMT-Alternative Minimum Tax
CGLI-Connecticut General Life Insurance
CMI-California Mortgage Insurers
COP-Certificates of Participation
FGIC-Financial Guaranty Insurance Corporation
FHA-Federal Housing Authority
FNMA-Federal National Mortgage Association
FSA-Financial Security Assurance
GNMA-Government National Mortgage Association
GO-General Obligation
MBIA-Municipal Bond Insurance Association
MLO-Municipal Lease Obligation
RB-Revenue Bond

The accompanying notes are an integral part of these financial statements.


               Oregon Intermediate Tax Free
             Schedule of Portfolio Investments
               December 31, 1997 (Unaudited)

Municipal Bonds--96.8%
Oregon--96.0%                                                                                                               Market
                                                                                                              Par (000)  Value (000)
Albany, Linn, & Benton Counties, Callable 11/01/97 @ 100 (GO) (MBIA)                                               420          423
6.3%, 11/01/1998
Albany, Sewer Revenue, Callable 02/01/99 @ 100 (RB) (MBIA)                                                         195          201
6.850%, 02/01/2000
Albany, Sewer Revenue, Pre-refunded @ 100 (RB) (MBIA) (A)                                                          160          165
6.9%, 02/01/2001
Baker County, Pollution Control Revenue (RB) (SBA)                                                                 300          306
5.85%, 07/01/2001
Baker County, Pollution Control Revenue (RB) (SBA)                                                                 315          322
5.95%, 07/01/2002
Baker County, Pollution Control Revenue (RB) (SBA)                                                                 335          342
6.050%, 07/01/2003
Baker County, Pollution Control Revenue, Callable 07/01/97 @ 102 (RB)                                              285          291
5.750%, 07/01/2000
Bear Creek Valley, Sanitation Authority, Callable 10/01/97 @ 100 (GO)                                              328          332
7.0%, 10/01/1998
Bear Creek Valley, Sanitation Authority, Callable 10/01/97 @ 100 (GO)                                              214          217
7.2%, 10/01/2000
Beaverton (GO)                                                                                                     858          905
5.750%, 04/01/2001
Beaverton, Limited Tax, Series B, Callable 04/01/02 @ 100 (GO)                                                     895          927
5.0%, 04/01/2003
Beaverton, Pre-refunded @ 100 (GO) (A)                                                                             302          308
6.5%, 06/01/2002
Beaverton, Water Revenue, Callable 06/01/04 @ 101 (RB) (FSA)                                                     1,071        1,092
6.125%, 06/01/2014
Chemeketa, Community College,  Callable 06/01/06 @ 100 (GO) (FGIC)                                               1,000        1,087
5.65%, 06/01/2009
Clackamas & Washington Counties, School District #3, Callable 08/01/02 @ 100 (GO)                                  996        1,055
5.6%, 08/01/2003
Clackamas & Washington Counties, School District #3, Callable 10/01/02 @ 101 (GO)                                  234          252
5.65%, 10/01/2005
Clackamas County, Health Facility Authority, Series A (RB) (MBIA)                                                  881          955
5.90%, 03/01/2003
Clackamas County, Hospital Revenue, Sisters Providence, Series A, Callable 04/01/02 @ 102 (RB)                     676          742
6.2%, 10/01/2002
Clackamas County, School District #12, Callable 06/01/03 @ 101 (GO)                                                750          763
4.65%, 06/01/2004
Clackamas County, School District #12, Callable 06/01/03 @ 101 (GO)                                              1,012        1,043
4.65%, 06/01/2005
Clackamas County, School District #7 (GO)                                                                          499          519
6.6%, 06/15/1999



Clackamas County, School District #7 (GO)                                                                          597          634
5.2%, 06/15/2004
Clackamas County, Service District #1, Callable 10/01/97 @ 100 (GO)                                                375          372
6.6%, 10/01/1999
Clackamas County, Service District #1, Sewer Revenue, Callable 10/01/06 @ 100 (GO)                                 730          782
6.2%, 10/01/2009
Columbia River, Peoples Utility District, Callable 6/01/06 @ 100 (GO) (MBIA)                                     1,214        1,248
4.375%, 06/01/2007
Deschutes & Jefferson Counties, School  District #2 Redmond, Callable 06/01/03  @ 100 (GO) (MBIA)                1,000        1,056
5.4%, 06/01/2005
Deschutes County, Callable 12/01/06 @ 100 (GO) (MBIA)                                                              990        1,054
5.25%, 12/01/2009
Douglas County, Hospital Facility Authority, Catholic Health Series B, (RB) (MBIA)                                 501          543
5.5%, 11/15/2004
Emerald, Peoples Utility District (RB) (FGIC)                                                                    1,350        1,402
7.2%, 11/01/2002
Emerald, Peoples Utility District, Series B, Escrowed To Maturity (RB) (AMBAC)                                     629          663
7.0%, 11/01/1999
Eugene, Callable 12/01/97 @ 100.5 (COP) (MBIA)                                                                     399          403
6.4%, 06/01/1998
Eugene, Electric Utility Revenue, Callable 09/01/97 @ 100 (RB)                                                   1,194        1,206
6.65%, 09/01/2000
Eugene, Electric Utility Revenue, Callable 08/01/07 @ 100 (RB) (FSA)                                             1,305        1,333
5.0%, 08/01/2011
Eugene, Public Improvements, Series P, Callable 10/01/00 @ 100 (GO)                                                 69           72
5.6%, 10/01/2004
Eugene, Public Safety Facilities, Callable 06/01/06 @ 100 (GO) (FGIC)                                            1,314        1,371
5.7%, 06/01/2016
Grants Pass, Callable 06/01/98 @ 100 (GO) (AMBAC)                                                                  998        1,007
5.85%, 06/01/2000
Gresham, Sewer Revenue (RB)                                                                                        613          635
4.95%, 06/01/2002
Gresham, Sewer Revenue, Callable 06/01/02 @ 102 (RB)                                                               506          529
5.25%, 06/01/2005
Jackson County, School District # 549C (GO) (FSA)                                                                1,205        1,249
6.0%, 06/01/2005
Josephine County, School District #7 (GO) (FGIC)                                                                 1,632        1,666
5.75%, 06/01/2006
Lake Oswego, Pre-refunded @ 100 (GO) (A)                                                                           269          277
6.3%, 02/01/2004
Lane County, Community College (GO)                                                                              1,020        1,035
5.0%, 06/01/2001
Lane County, Educational District (GO)                                                                           2,354        2,415
5.2%, 06/01/2002
Lane County, Metropolitan Waste Water Service (GO)                                                                 657          679
5.1%, 09/01/2000
Lane County, School District #4J, Series A (GO)                                                                  1,010        1,032
4.9%, 07/01/2002
Lincoln City, Callable 01/01/98 @ 100 (GO) (AMBAC)                                                                 499          504



5.75%, 07/01/2001
Lincoln City, School District (GO) (FGIC)                                                                        2,183        2,247
5.5%, 06/15/2004
Lincoln City, Series A, Callable 08/01/97 @ 100 (GO) (AMBAC)                                                       302          315
5.0%, 02/01/2003
Lincoln County, School District (GO) (FGIC)                                                                      1,154        1,183
6.0%, 06/15/2006
Marion & Polk Counties, School District #24-J, Pre-refunded @ 100 (GO) (A)                                         775          832
5.6%, 10/01/2004
Marion & Polk Counties, School District #24-J, Pre-refunded @ 100 (GO) (A)                                         653          702
5.7%, 10/01/2005
Marion & Polk Counties, School District #24-J, Pre-refunded @ 100 (GO) (A)                                         841          870
5.8%, 10/01/2006
Marion County, Office Building Facility (COP)                                                                      400          409
10.0%, 05/01/2005
Marion County, School Distric #7-J, Callable 06/01/04 @ 101 (GO) (FSA)                                             854          930
5.6%, 06/01/2006
Marion County, Solid Waste & Electric Revenue, Ogden Martin System Project (RB) (AMBAC)                          2,016        2,037
5.0%, 10/01/1999
Marion County, Solid Waste & Electric Revenue, Ogden Martin System Project (RB) (AMBAC)                          1,004        1,042
5.1%, 10/01/2002
Marion County, Solid Waste & Electric Revenue, Ogden Martin System Project (RB) (AMBAC)                          1,414        1,524
5.5%, 10/01/2006
Medford, Hospital Facilities Authority (RB) (MBIA)                                                                 400          417
6.3%, 12/01/1999
Medford, Hospital Facilities Authority, Callable 12/01/00 @ 102 (RB) (MBIA)                                        298          325
6.6%, 12/01/2003
Metropolitan, Open Spaces Program, Series A (GO)                                                                 2,564        2,601
5.25%, 09/01/2001
Metropolitan, Open Spaces Program, Series A, Callable 09/01/03 @ 102 (GO)                                        1,281        1,326
5.0%, 09/01/2004
Metropolitan, Open Spaces Program, Series C, Callable 09/01/03 @ 102 (GO)                                          999        1,026
5.25%, 09/01/2013
Metropolitan, Service District, Oregon Convention Center, Callable 01/01/00 @ 102 (GO)                           1,297        1,370
6.0%, 07/01/2002
Metropolitan, Service District, Oregon Convention Center, Series A, Callable 01/01/00 @ 102 (GO)                 1,137        1,145
5.75%, 07/01/2000
Metropolitan, Service District, Oregon Convention Center, Series A, Callable 01/01/00 @ 102 (GO)                   492          528
6.25%, 01/01/2013
Metropolitan, Service District, Oregon Waste Disposal (RB)                                                         536          563
6.85%, 07/01/1999
Metropolitan, Service District, Oregon Waste Disposal, Continuously Callable (RB)                                  931          986
6.95%, 01/01/2000
Metropolitan, Washington Park Zoo, Series A  (GO)                                                                1,053        1,075
5.0%, 01/15/2002
Metropolitan, Washington Park Zoo, Series A  (GO)                                                                1,107        1,137
5.0%, 01/15/2003
Metropolitan, Washington Park Zoo, Series A (GO)                                                                 1,301        1,341
6.0%, 01/15/2005



Metropolitan, Washington Park Zoo, Series A, Callable 01/15/07 @ 100 (GO)                                        1,004        1,040
5.25%, 01/15/2010
Morrow County (GO) (MBIA)                                                                                          806          854
5.5%, 06/01/2004
Morrow County (GO) (MBIA)                                                                                          844          899
5.5%, 06/01/2005
Multnomah County, University of Portland Educational Facilities, Callable 04/01/09 @ 100, (GO) (AMBAC)           1,103        1,118
5.75%, 04/01/2010
Multnomah County, Health Facilities Lease, Series A, Callable 07/01/03 @ 101 (COP)                                 920          964
5.1%, 07/01/2004
Multnomah County, Juvenile Justice Project, Series A, Callable 08/01/02 @ 101 (COP)                                673          724
5.7%, 08/01/2003
Multnomah County, Oregon School District #1J, Series A, (COP)                                                    1,224        1,228
6.5%, 12/15/1998
Multnomah County, School District #1, Callable 06/15/97 @ 100 (GO)                                                 996        1,036
6.3%, 12/15/1999
Multnomah County, School District #1, Callable 06/15/97 @ 100 (GO)                                               1,403        1,487
6.5%, 12/15/2000
Multnomah County, School District #1-J (GO)                                                                        996        1,018
4.5%, 06/01/2001
Multnomah County, School District #1-J (GO)                                                                      1,485        1,511
4.25%, 06/01/2003
Multnomah County, School District #1-J, Callable 12/15/97 @ 100 (GO)                                               511          506
6.7%, 12/15/2002
Multnomah County, School District #1-J, Callable 12/15/97 @ 100 (GO)                                             1,184        1,179
6.75%, 12/15/2003
Multnomah County, School District #1-J, Series B, Callable 12/15/97 @ 100 (COP)                                  1,002        1,003
6.6%, 12/15/1998
Multnomah County, School District #3, Callable 12/01/05 @ 100 (GO) (FGIC)                                          832          842
5.6%, 12/01/2007
Multnomah County, School District #4 (GO)                                                                          889          961
5.5%, 01/01/2002
Multnomah County, School District #4, Callable 01/01/02 @ 100 (GO)                                               1,388        1,484
5.8%, 01/01/2004
Multnomah County, School District #40 (GO)                                                                       1,000        1,053
5.25%, 06/01/2004
Multnomah County, School District #7 (GO) (AMBAC)                                                                1,050        1,076
5.875%, 06/01/2002
Multnomah County, School District #7 (GO) (AMBAC)                                                                1,058        1,090
5.5%, 06/01/2006
Northern Wasco County, Hydroelectric Utility, Mcnary Dam Fishway Project, Callable 12/01/03 @ 102 (RB)             466          478
4.750%, 12/01/2006
Oregon State (GO)                                                                                                2,114        2,265
6.0%, 08/01/2002
Oregon State (GO)                                                                                                1,000        1,083
6.0%, 02/01/2003
Oregon State, Administrative Services, Callable 11/01/05 @ 101 (COP) (MBIA)                                      1,308        1,416
5.0%, 11/01/2006
Oregon State, Alternative Energy, Private Act, Callable 07/01/04 @ 100 (GO)                                        874          953



5.3%, 07/01/2005
Oregon State, Bank Revenue Economic Development, Series A, Callable 01/01/08 @100 (RB) (MBIA)                      500          509
5.0%, 01/01/2011
Oregon State, Board of Higher Education, Series B, Callable 10/15/02 @ 100 (GO)                                  1,444        1,485
6.25%, 10/15/2012
Oregon State, Department of Administrative Services, Callable 11/01/08 @ 100 (COP) (AMBAC)                         839          846
5.0%, 11/01/2011
Oregon State, Department of Administrative Services, Series A (COP) (MBIA)                                       3,093        3,161
5.375%, 11/01/2002
Oregon State, Department of Administrative Services, Series C (COP) (MBIA)                                       1,146        1,175
4.8%, 05/01/2002
Oregon State, Department of Administrative Services, Series C, Callable 05/01/06 @ 101 (COP) (MBIA)              1,683        1,801
5.75%, 05/01/2007
Oregon State, Department of General Services, Series E (COP) (AMBAC)                                             1,051        1,099
6.8%, 09/01/1999
Oregon State, Department of General Services, Series F (COP) (AMBAC)                                               998        1,045
6.8%, 09/01/1999
Oregon State, Department of Transportation, Regional Light Rail Fund, Callable 06/01/04 @ 102 (RB) (MBIA)        2,142        2,223
6.0%, 06/01/2005
Oregon State, Economic Development Department (RB)                                                                 355          357
4.65%, 01/01/2002
Oregon State, Economic Development Department, Callable 01/01/02 @ 102 (RB)                                        555          562
4.85%, 01/01/2004
Oregon State, Equipment Finance Program, Series I (COP) (MBIA)                                                     735          750
5.05%, 11/01/1999
Oregon State, Fair & Exposition Center, Callable 10/01/01 @ 103 (RB)                                             1,006        1,073
5.4%, 10/01/2006
Oregon State, Health Housing Educational & Cultural Facilities (RB) (MBIA)                                         549          576
5.25%, 10/01/2002
Oregon State, Health Housing Educational & Cultural Facilities (RB) (MBIA)                                         627          665
5.3%, 10/01/2003
Oregon State, Health Housing Educational & Cultural Facilities, Series A, Callable 03/01/07 @ 102 (RB)             395          418
5.4%, 03/01/2009
Oregon State, Health Housing Educational & Cultural Facilities, Series A, Callable 03/01/07 @ 102 (RB)             413          437
5.45%, 03/01/2010
Oregon State, Health Housing, Series A, Callable 07/01/06 @ 102 (RB)                                             1,950        2,043
5.375%, 07/01/2015
Oregon State, Housing & Community Services (COP) (FHA)                                                             615          630
5.9%, 07/01/1999
Oregon State, Housing & Community Services, Callable 07/01/03 @ 102 (RB)                                         1,502        1,547
5.75%, 07/01/2012
Oregon State, Housing & Community Services, Series A, Continuously Callable (RB)                                 1,345        1,390
6.4%, 07/01/2018
Oregon State, Housing & Community Services, Single Family Mortgages, Callable 07/01/01 @ 102 (GO)                  140          148
6.4%, 07/01/2005
Oregon State, Housing & Community Services, Single Family Mortgages, Series A, Callable 07/01/03 @ 102 (RB)      1,069        1,098
4.9%, 07/01/2005
Oregon State, Housing & Community Services, Single Family Mortgages, Series A, Callable 07/01/06 @ 102 (RB)      1,200        1,280
6.0%, 07/01/2016



Oregon State, Housing & Community Services, Single Family Mortgages, Series B, Callable 07/01/03 @ 102 (RB)        478          493
5.1%, 07/01/2007
Oregon State, Pollution Control, Callable 11/01/07 @ 100 (GO)                                                      452          457
4.875%, 11/01/2011
Oregon State, Pollution Control, Series C  (GO)                                                                    961          986
5.625%, 06/01/2013
Oregon State, Veterans Welfare (GO)                                                                                352          363
7.8%, 01/01/1999
Polk, Marion & Benton Counties, School District #13-J (GO) (FGIC)                                                  969        1,028
5.5%, 12/01/2003
Polk, Marion & Benton Counties, School District #13-J, Callable 12/01/04 @ 101 (GO) (FGIC)                         574          618
5.5%, 12/01/2005
Port Astoria, Callable 02/01/99 @ 100 (GO) (MBIA)                                                                  369          378
6.0%, 02/01/2002
Port Morrow, Pollution Control, Pre-refunded @ 100 (RB) (A)                                                      1,063        1,135
6.375%. 04/01/2008
Port Portland, International Airport, Series 7A (RB) (MBIA)                                                        800          841
6.125%, 07/01/2000
Port Portland, International Airport, Series 7A (RB) (MBIA)                                                        498          535
6.2%, 07/01/2001
Port Portland, International Airport, Series 7A (RB) (MBIA)                                                        534          542
6.5%, 07/01/2004
Port Portland, International Airport, Series 9A,  Callable 07/01/01 @ 102 (RB) (FGIC)                            1,765        1,873
5.4%, 07/01/2004
Port Portland, Series A (GO)                                                                                       985        1,005
4.5%, 03/01/2006
Port Portland, Unlimited Tax, Series A  (GO)                                                                     1,003        1,008
4.3%, 03/01/2003
Port Umpqua, Pollution Control, International Paper Project, Series A, Continuously Callable (RB)                1,032        1,019
6.6%, 03/15/2005
Portland, Community College District, Series A, Callable 01/01/93 @ 100 (GO)                                     1,456        1,607
6.0%, 07/01/2012
Portland, Housing Authority, Riverwood Project, Callable 01/01/06 @ 100 (RB)                                     1,170        1,259
6.0%, 01/01/2011
Portland, Oregon Sewer Systems, Callable 06/01/07 @ 100 (FGIC)                                                     996        1,004
5.0%, 06/01.2015
Portland, Parking Revenue, Callable 10/01/00 @ 100 (RB)                                                            434          457
6.3%, 10/01/2006
Portland, Parking Revenue, Callable 10/01/00 @ 100 (RB)                                                            464          489
6.35%, 10/01/2007
Portland, Pre-refunded @ 102 (GO) (A)                                                                              562          588
6.6%, 10/01/1999
Portland, Series A  (COP)                                                                                          498          519
6.95%, 04/01/1999
Portland, Series A, Pre-refunded @ 100 (COP) (A)                                                                 1,716        1,792
7.2%, 04/01/2005
Portland, Series C, Callable 12/01/97 @ 100 (GO)                                                                   252          251
5.5%, 12/01/2000
Portland, Sewer Systems Revenue, Callable 06/01/07 @ 100 (RB) (FGIC)                                             2,250        2,332



5.0%, 06/01/2009
Portland, Sewer Systems Revenue, Continuously Callable (RB)                                                      1,002        1,108
6.15%, 06/01/2011
Portland, Sewer Systems Revenue, Series A  (RB) (MBIA)                                                           1,168        1,180
5.125%, 06/01/2001
Portland, Sewer Systems Revenue, Series A (RB)                                                                   1,129        1,160
5.55%, 06/01/2004
Portland, Sewer Systems Revenue, Series B, Callable 04/01/02 @ 102 (RB)                                            606          641
5.5%, 04/01/2004
Salem (GO)                                                                                                         600          614
6.75%, 11/01/1998
Salem, Education Facilities, Willamette University (RB)                                                            497          532
5.5%, 04/01/2004
Salem, Education Facilities, Willamette University, Callable 04/01/04 @ 101 (RB)                                   500          540
5.7%, 04/01/2005
Salem, Series A, Callable 01/01/01 @ 101 (GO)                                                                    1,410        1,466
5.6%, 01/01/2003
Salem, Water & Sewer Revenue (RB) (MBIA)                                                                         1,226        1,271
6.0%, 06/01/2006
Tri-County Metropolitan, Transit Improvements, Callable 07/01/03 @ 100 (GO)                                      1,521        1,559
5.7%, 07/01/2004
Tri-County Metropolitan, Transportation District, Series A, Callable 07/01/02 @ 101 (GO)                         2,000        2,113
5.6%, 07/01/2003
Tri-County Metropolitan, Transportation District, Series A, Callable 07/01/02 @ 101 (GO)                         1,337        1,410
5.8%, 07/01/2005
Tri-County Metropolitan, Transportation District, Series A, Callable 08/01/02 @ 101 (RB)                           992        1,061
5.45%, 08/01/2004
Tri-County Service District (GO)                                                                                 1,559        1,631
5.0%, 09/01/2002
Tualatin Valley, Water District, Wolf Creek, Series A, Callable 12/01/03 @ 100 (GO)                              1,137        1,180
4.7%, 12/01/2004
Washington & Clackamas Counties, School District #23-J (GO) (FGIC)                                               1,120        1,168
5.75%, 06/01/2006
Washington County (GO)                                                                                             685          730
5.85%, 12/01/2001
Washington County, Criminal Justice Facilities, Callable 12/01/04 @ 100 (GO)                                       845          921
5.625%, 12/01/2005
Washington County, Criminal Justice Facilities, Callable 12/01/04 @ 100 (GO)                                     1,012        1,073
6.0%, 12/01/2013
Washington County, Oregon Sewer Revenue (RB) (FGIC)                                                              1,094        1,120
5.75%, 10/01/2008
Washington County, School District #15, Callable 06/01/04 @ 101 (GO) (FGIC)                                        569          630
5.8%, 06/01/2006
Washington County, School District #3 (GO) (MBIA)                                                                  800          879
5.75%, 11/01/2004
Washington County, School District #48-J (GO)                                                                      317          324
6.7%, 06/01/1998
Washington County, School District #48-J (GO)                                                                    1,061        1,133
5.9%, 09/01/2001



Washington County, School District #48-J, Series B, Callable 06/01/00 @ 100 (GO)                                   780          809
5.7%, 06/01/2002
Washington County, School District #48-J, Series C, Pre-refunded @ 100 (GO) (A)                                    825          848
5.3%, 09/01/2002
Washington County, School District #88-J, Callable 06/01/05 @ 100 (GO) (FSA)                                     1,000        1,094
5.7%, 06/01/2006
Washington County, Unified Sewerage Agency (RB) (AMBAC)                                                          1,053        1,060
5.5%, 10/01/2002
Washington County, Unified Sewerage Agency, Callable 10/01/06 @ 101 (RB) (FGIC)                                  1,312        1,372
5.2%, 10/01/2009
Washington County, Unified Sewerage Agency, Series 1 (RB) (AMBAC)                                                1,317        1,361
5.7%, 10/01/2004
Washington County, Unified Sewerage Agency, Series 1, Callable 10/01/04 @ 100 (RB) (AMBAC)                       1,994        2,173
5.8%, 10/01/2005
Wilsonville, Callable 01/01/98 @ 100 (GO)                                                                          175          175
6.9%, 01/01/1999
Wilsonville, Callable 01/01/98 @ 100 (GO)                                                                          190          190
7.0%, 01/01/2000
Wilsonville, Callable 01/01/98 @ 100 (GO)                                                                          200          200
7.1%, 01/01/2001
Wilsonville, Callable 01/01/98 @ 100 (GO)                                                                          215          215
7.2%, 01/01/2002
Wilsonville, Callable 01/01/98 @ 100 (GO)                                                                          235          236
7.3%, 01/01/2003
Wolf Creek, Highway Water District, Pre-refunded @ 100 (GO) (A)                                                    403          421
6.75%, 12/01/2002
Yamhill County, School District #29-J, Callable 06/01/04 @ 101 (GO) (FSA)                                          628          680
5.6%, 06/01/2006
Yamhill County, School District #29-J, Pre-refunded @ 100 (GO) (A)                                                 452          478
6.5%, 02/01/2002
Yamhill County, School District #40 (GO) (FGIC)                                                                    636          678
6.0%, 06/01/2008                                                                                              ---------    ---------
Total Oregon (Cost $167,868)                                                                                                174,944
                                                                                                                           ---------
Puerto Rico--0.8%
Commonwealth of Puerto Rico (GO) (MBIA)                                                                          1,374        1,444
                                                                                                                           ---------
Total Puerto Rico (Cost $1,374)                                                                                               1,444
                                                                                                                           ---------
Total Municipal Bonds (Cost $169,242)                                                                                       176,388
                                                                                                                           ---------
Money Market Fund--2.0%
Federated Tax Free Money Market                                                                                  3,565        3,565
                                                                                                                           ---------
Total Money Market Fund (Cost $3,565)                                                                                         3,565
                                                                                                                           ---------
                                                                                                                           ---------
Total Investments--98.7% (Cost $172,807)                                                                       172,807      179,953
                                                                                                                           ---------



Other Assets and Liabilities, Net--1.3%                                                                                       2,356

Net Assets:
Portfolio shares - Institutional class ($.0001 par value - 2 billion authorized) based on 18,053,169 outstanding shares     175,145
Undistributed net investment income                                                                                              19
Accumulated net realized loss on investments                                                                                     (1)
Net unrealized appreciation of investments                                                                                    7,146
                                                                                                                           ---------
Total Net Assets--100.0%                                                                                                    182,309
                                                                                                              =========    =========
Net asset Value, offering price, and redemption price per share - Institutional Class                                         10.10
---------------------------------------------------------------------------------------                                    ---------

(A) Pre-refunded Security- the pre-refunded date is shown as the maturity date on the Statement of Net Assets.

AMBAC-American Municipal Bond Assurance Company
AMT-Alternative Minimum Tax
CGIC-Capital Guaranty Insurance Company
FGIC-Federal Guaranty Insurance Corporation
FHA-Federal Housing Authority
FNMA-Federal National Mortgage Association
FSA-Financial Security Assurance
GNMA-Government National Mortgage Association
GO-General Obligation
MBIA-Municipal Bond Insurance Association
MLO-Municipal Lease Obligation
NN-Northwestern National
RB-Revenue Bond
SDCP-School District Credit Program
VA-Veterans Administration

The accompanying notes are an integral part of these financial statements.

Micro Cap Value Fund
Schedule of Portfolio Investments
December 31, 1997 (Unaudited)                                       Market
                                                    Shares           Value
Common Stocks--94.1%
Air Transportation--0.3%
World Airways*                                      74,000             509
                                                                -----------
Total Air Transportation                                               509
                                                                -----------
Apparel/Textiles--1.6%
Hampshire Group Limited*                            44,100             827
Quaker Fabric*                                      68,300           1,340
Tarrant Apparel Group*                              61,200             956
                                                                -----------
Total Apparel/Textiles                                               3,123
                                                                -----------
Banks--7.5%
Eagle Financial                                     35,800           1,969
First Republic Bank*                                70,000           2,236
ONBANCorp                                           50,000           3,525
TR Financial                                       100,000           3,325
UST                                                 35,400             982
Webster Financial                                   43,200           2,873
                                                                -----------
Total Banks                                                         14,910
                                                                -----------
Chemicals--3.1%
Borg Warner Security*                              210,000           3,701
Cambrex                                             36,600           1,684
CPAC*                                               74,900             768
                                                                -----------
Total Chemicals                                                      6,153
                                                                -----------
Communications Equipment--1.2%
Comdial*                                           115,500           1,068
Nimbus CD International*                           129,200           1,389
                                                                -----------
Total Communications Equipment                                       2,457
                                                                -----------
Computers & Services--8.3%
Allstar Systems*                                    32,700             133
BancTec*                                            80,000           2,145
Bell & Howell*                                      64,000           1,548
Concurrent Computer*                               146,300             343
Dataflex*                                          155,900             526
Gatefield*                                         318,350             438
Government Technology Services*                     49,600             285
GSE Systems*                                        55,000             165
Kentek Information Systems                          15,000             101
Kofax Image Products*                               25,000             139
National Computer Systems                           60,000           2,115
Olicom A/S*                                        133,900           3,465
Pioneer-Standard Electronics                        95,400           1,455
Plaintree Systems*                                  12,000              19
Pomeroy Computer Resources*                        135,000           2,396
Trigen Energy                                       62,000           1,225
TrueVision*                                         42,200             106
                                                                -----------
Total Computers & Services                                          16,604
                                                                -----------
Containers & Packaging--0.7%
BWay*                                               59,400           1,359
                                                                -----------
Total Containers & Packaging                                         1,359
                                                                -----------
Electrical Services--4.8%
El Paso Electric*                                  126,800             927
TNP Enterprises                                     42,900           1,426
Tucson Electric Power*                             400,000           7,250
                                                                -----------

Total Electrical Services                                            9,603
                                                                -----------
Environmental Services--0.0%
Heidmij N.V.                                        77,200             825


Financial Services--3.5%
Aames Financial                                     48,200             624
Medallion Financial                                 26,100             574
OMEGA Healthcare Investors                          90,000           3,476
Pacific Crest Capital*                              10,000             183
Rockford Industries*                               106,700             920
WFS Financial*                                     116,100           1,306
                                                                -----------
Total Financial Services                                             7,083
                                                                -----------
Gas/Natural Gas--0.2%
Midcoast Energy Resources                           19,100             412
                                                                -----------
Total Gas/Natural Gas                                                  412
                                                                -----------
Glass Products--1.6%
Excel Industries                                    75,900           1,371
Libbey                                              50,000           1,894
                                                                -----------
Total Glass Products                                                 3,265
                                                                -----------
Hazardous Waste Management--0.3%
Air & Water Technologies*                          620,600             698
                                                                -----------
Total Hazardous Waste Management                                       698
                                                                -----------
Health & Personal Care Products--0.0%
Nu-Med*                                                732
                                                                -----------
Total Health & Personal Care Products
                                                                -----------
Household Furniture & Fixtures--0.8%
Stanley Furniture*                                  58,900           1,642
                                                                -----------
Total Household Furniture & Fixtures                                 1,642
                                                                -----------
Household Products--1.1%
Acorn Products*                                     11,500             115
Thomas Industries                                  100,950           1,994
                                                                -----------
Total Household Products                                             2,109
                                                                -----------
Housing Construction--1.7%
Centex Construction Products                        23,900             720
Continental Homes Holding                           35,000           1,409
Morgan Products Limited*                           113,700             604
Simpson Manufacturing*                              20,000             666
                                                                -----------
Total Housing Construction                                           3,399
                                                                -----------
Insurance--7.8%
ACMAT, Cl A*                                        52,700             896
Amerus Life Holdings, Class A                       25,887             955
Chandler Insurance*                                 81,925             471
Delphi Financial Group, Cl A*                       39,902           1,796
Farm Family Holdings*                               29,400             957
John Alden Financial                                80,700           1,937
LaSalle Re Holdings                                 45,300           1,602
Penn Treaty American*                              118,550           3,764
Philadelphia Consolidated Holding*                 112,200           1,992
SCPIE Holdings                                      29,900             865
Symons International Group*                         20,600             396
Westbridge Capital*                                 43,300              18
                                                                -----------
Total Insurance                                                     15,649

                                                                -----------
Leasing & Renting--0.7%
Leasing Solutions*                                  24,500             585
Willis Lease Finance*                               43,200             756
                                                                -----------
Total Leasing & Renting                                              1,341
                                                                -----------
Lumber & Wood Products--0.8%
Synthetic Industries*                               61,700           1,527
                                                                -----------
Total Lumber & Wood Products                                         1,527
                                                                -----------
Machinery--11.6%
Bridgeport Machines*                               111,500           1,373
Brown & Sharpe Manufacturing, Cl A*                126,800           1,292
Catalytica*                                        358,400           4,256
Central Sprinkler*                                  12,600             232
Dayton Superior*                                    75,500           1,246
Edelbrock*                                          55,700             947
Foster (LB), Cl A*                                 160,000             790
MagneTek*                                          192,262           3,749
Moog, Cl A*                                        135,500           4,734
Park-Ohio Industries*                               84,535           1,543
Scotsman Industries                                 30,800             753
Unit Instruments*                                  112,620           1,063
Walbro                                              94,500           1,270
                                                                -----------
Total Machinery                                                     23,248
                                                                -----------
Marine Transportation--0.4%
Anangel American Shipholdings, ADR                  85,000             744
                                                                -----------
Total Marine Transportation                                            744
                                                                -----------
Measuring Devices--0.9%
Envirosource*                                      210,300             631
General Scanning*                                   65,000           1,121
                                                                -----------
Total Measuring Devices                                              1,752
                                                                -----------

Medical Products & Services--2.7%
Cholestech*                                        141,500           1,769
Diagnostic Health Services*                        121,400           1,434
Maxxim Medical*                                      8,611             187
PolyMedica*                                         79,000             770
Spacelabs Medical*                                  65,000           1,235
Unison HealthCare*                                  56,500              74
                                                                -----------
Total Medical Products & Services                                    5,469
                                                                -----------
Miscellaneous Business Services--7.3%
American Software, Cl A*                           187,200           1,720
Borland International*                             185,000           1,353
Cimatron*                                           69,700             383
Coinmach Laundry*                                   56,400           1,382
Consilium*                                         110,000             275
Fourth Shift*                                      135,700             407
InteliData Technologies*                            81,600             150
Kronos*                                             37,300           1,149
Learmonth & Burchett Management Systems, ADR*       88,400             365
MacNeal-Schwendler*                                101,900             981
May & Speh*                                         90,700           1,224
Mentor Graphics*                                    15,600             151
Micrografx*                                        100,000             875
Number Nine Visual Technology*                      40,000              72
PMT Services*                                       94,100           1,306
Sapiens International*                             100,000             781
Triple P N.V.*                                     213,500             480
TRO Learning*                                      157,700             808
Wonderware*                                         50,000             706

                                                                -----------
Total Miscellaneous Business Services                               14,568
                                                                -----------
Miscellaneous Consumer Services--0.5%
Regis                                               41,300           1,038
                                                                -----------
Total Miscellaneous Consumer Services                                1,038
                                                                -----------
Miscellaneous Manufacturing--3.7%
AFC Cable Systems*                                  90,750           2,700
Bonded Motors*                                      42,500             361
Commercial Metals                                   31,300             988
Matthews International, Cl A                        35,400           1,558
Superior TeleCom*                                   32,000           1,106
Tredegar Industries                                 10,500             692
                                                                -----------
Total Miscellaneous Manufacturing                                    7,405
                                                                -----------
Motorcycles, Bicycles & Parts--0.3%
Huffy                                               48,300             652
                                                                -----------
Total Motorcycles, Bicycles & Parts                                    652
                                                                -----------
Office Furniture & Fixtures--0.5%
Shelby Williams Industries                          62,800           1,036
                                                                -----------
Total Office Furniture & Fixtures                                    1,036
                                                                -----------
Paper Coated and Laminated--0.5%
FiberMark*                                          42,150             906
                                                                -----------
Total Paper Coated and Laminated                                       906
                                                                -----------
Petroleum & Fuel Products--2.4%
Forest Oil*                                         77,620           1,281
Meridian Resources*                                 61,344             587
Nordic American Tanker Ship*                       112,900           1,863
Titan Exploration*                                  85,400             811
Total Containment*                                  60,455             166
                                                                -----------
Total Petroleum & Fuel Products                                      4,708
                                                                -----------
Petroleum Refining--0.5%
Abacan Resource*                                   213,700             334
Hugoton Energy*                                     61,900             569
                                                                -----------
Total Petroleum Refining                                               903
                                                                -----------
Printing & Publishing--1.6%
Devon Group*                                        61,400           2,824
Topps*                                             180,000             399
                                                                -----------
Total Printing & Publishing                                          3,223
                                                                -----------
Professional Services--0.6%
Complete Management*                                75,800           1,061
Guy F. Atkinson*                                    76,100             105
                                                                -----------
Total Professional Services                                          1,166
                                                                -----------
Real Estate--2.7%
Chelsea GCA Realty                                  27,100           1,035
Lexington Corporate Properties                      53,000             818
RFS Hotel Investors                                 33,200             662
Shurgard Storage Centers                            65,100           1,888
Walden Residential Properties                       34,000             867
Winston Hotels                                      12,900             169
                                                                -----------
Total Real Estate                                                    5,439
                                                                -----------
Retail--5.2%

Apple South                                        114,950           1,509
Bacou USA*                                          43,000             753
Cross (A.T.), Cl A                                  33,900             343
Deckers Outdoor*                                    55,100             413
Drug Emporium*                                     331,600           1,306
Finish Line, Cl A*                                  24,100             316
Finlay Enterprises*                                 55,900           1,272
Friedman's, Cl A*                                   40,600             553
Genovese Drug Stores, Cl A                          66,000           1,130
K-Swiss, Cl A                                       38,200             621
Marks Bros. Jewelers*                               28,400             469
Moovies*                                            69,500              80
Piercing Pagoda*                                    39,100           1,124
Sound Advice*                                       67,300             101
Strouds*                                            66,900             117
Video Update, Cl A*                                123,000             246
West Coast Entertainment*                           49,300              74
                                                                -----------
Total Retail                                                        10,427
                                                                -----------
Semi-Conductors/Instruments--2.7%
Applied Magnetics*                                 210,000           2,336
FEI*                                               100,000           1,244
Continental Circuits*                               31,700             442
Planar Systems*                                     91,100             934
Praegitzer Industries*                              47,200             451
                                                                -----------
Total Semi-Conductors/Instruments                                    5,407
                                                                -----------
Steel & Steel Works--1.6%
Kentucky Electric Steel*                            60,000             323
Northwest Pipe*                                    100,100           2,402
Republic Engineered Steels*                        238,700             537
                                                                -----------
Total Steel & Steel Works                                            3,262
                                                                -----------
Telephones & Telecommunication--0.0%
Netrix*                                             74,300              79
                                                                -----------
Total Telephones & Telecommunication                                    79
                                                                -----------
Testing Laboratories--0.5%
Collaborative Clinical Research*                    20,000             101
Roberts Pharmaceutical*                             99,700             953
                                                                -----------
Total Testing Laboratories                                           1,054
                                                                -----------
Transportation--0.1%
B&H Ocean Carriers Limited*                         41,600             229
                                                                -----------
Total Transportation                                                   229
                                                                -----------
Trucking--1.2%
Budget Group, Cl A*                                 48,800           1,687
Supreme Industries*                                 69,611             626
                                                                -----------
Total Trucking                                                       2,313
                                                                -----------
Wholesale--0.6%
Performance Food Group*                             50,700           1,204
                                                                -----------
Total Wholesale                                                      1,204
                                                                -----------
Total Common Stocks (Cost $138,733)                                188,900

Warrants--0.0%
Consumer Products--0.0%
Sound Advice*                                        2,025

Total Warrants (Cost $0)

Convertible Bonds--1.7%
Aames Financial, 53.5619 Shares                        200             179
5.50%, 03/15/2006
Complete Management, 62.5000 Shares                    300             311
8.00%, 12/15/2003
Complete Management, 71.4286 Shares                    590             628
8.00%, 08/15/2003
Drug Emporium, 65.1466 Shares                          921             794
7.75%, 10/01/2014
Leasing Solutions, 28.6533 Shares                      250             236
6.875%, 10/01/2003
MacNeal-Schwendler, 66.0066 Shares                     630             629
7.875%, 08/18/2004
Titan, 285.7143 Shares                                 360             674
8.25%, 11/01/2003                                               -----------

Total Convertible Bonds (Cost $2,971)                                3,451
                                                                -----------
Related Party Money Market Funds--3.6%
First American Prime Obligations Fund (A)            7,260           7,260
                                                                -----------
Total Related Party Money Market Funds (Cost $7,260)                 7,260
                                                                -----------
Total Investments--99.5% (Cost 148,965)                            199,611
                                                                -----------
Other Assets and Liabilities, Net--0.5%                              1,018


Net Assets:

Portfolio shares - Institutional Class -
 ($.0001 par value - 2 billion authorized)
 based on 21,363,649 outstanding shares                            135,188

Portfolio shares - Retail Class A - ($.0001
 par value - 2 billion authorized) based on
 29,142 outstanding shares                                             296

Portfolio shares - Retail Class B - ($.0001
 par value - 2 billion authorized) based on
 13,600 outstanding shares                                             140

Undistributed net investment income                                      2

Accumulated net realized gain on investments                        14,357

Net Unrealized appreciation of investments                          50,646
                                                                -----------
Total Net Assets--100.0%                                           200,629


Net asset value, offering price, and redemption price
per share - Institutional class                                       9.37

Net asset value, offering price, and redemption price
per share - Retail class A                                            9.40

Maximum sales charge of 4.50% (1)                                     0.44

Offering price per share - Retail class A                             9.84

Net asset value and offering price per share - Retail
 class B (2)                                                          9.35


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%

(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by First Bank National Association who also serve as adviser for this Fund. See also the notes to the financial statements.

ADR--American Depository Receipt

Cl--Class


The accompanying notes are an integral part of these financial statements.